Exhibit 10.2

CONFORMED COPY OF

NCR COLLATERAL AGREEMENT

AMENDED AND RESTATED GUARANTEE AND COLLATERAL AGREEMENT

dated as of August 22, 2011,

as amended and restated as of January 6, 2014,

as further amended and restated as of March 31, 2016,

among

NCR CORPORATION,

THE FOREIGN BORROWERS PARTY HERETO,

THE SUBSIDIARIES OF NCR CORPORATION

IDENTIFIED HEREIN

and

JPMORGAN CHASE BANK, N.A.,

as Administrative Agent

TABLE OF CONTENTS

ARTICLE I

Definitions

SECTION 8.13. Additional Subsidiaries	50
SECTION 8.14. Administrative Agent Appointed Attorney-in-Fact	50
SECTION 8.15. Exculpatory Provisions	51
SECTION 8.16. Parallel Debt	51

Schedules

Schedule I	Subsidiary Loan Parties
Schedule II	Grantors
Schedule III	Guarantors
Schedule IV	Pledged Equity Interests
Schedule V	Pledged Debt Securities
Schedule VI	Intellectual Property
Schedule VII	Commercial Tort Claims
Schedule VIII	Chattel Paper Locations

Exhibits

Exhibit I	Form of Supplement
Exhibit II-A	Form of Patent Security Agreement
Exhibit II-B	Form of Trademark Security Agreement
Exhibit II-C	Form of Copyright Security Agreement
Exhibit II-D	Form of Pledge Agreement

AMENDED AND RESTATED GUARANTEE AND COLLATERAL AGREEMENT dated as of August 22, 2011, as amended and restated as of January 6, 2014 (as in effect immediately prior to the effectiveness of this Agreement, the “Existing Guarantee and Collateral Agreement”), and as further amended and restated as of March 31, 2016 (this “Agreement”), among NCR CORPORATION (the “Company”), the Foreign Borrowers from time to time party hereto, the Subsidiaries from time to time party hereto and JPMORGAN CHASE BANK, N.A. (“JPMCB”), as Administrative Agent.

WHEREAS, reference is made to the Credit Agreement dated as of August 22, 2011, as amended and restated as of July 25, 2013, and as further amended and restated as of the date hereof (and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Company, the Foreign Borrowers party thereto, the Lenders party thereto and JPMCB, as Administrative Agent.

WHEREAS, it is a condition to the effectiveness of the Credit Agreement that the Existing Guarantee and Collateral Agreement be amended and restated to be in the form of this Agreement.

WHEREAS, the Foreign Borrowers and the other Subsidiaries of the Company from time to time party hereto, have derived and will derive substantial benefits from the extension of credit to the Company and the Foreign Borrowers pursuant to the Credit Agreement and are willing to execute and deliver this Agreement in order to induce the Lenders and the Issuing Banks to extend such credit and satisfy a condition to the effectiveness of the Credit Agreement.

NOW, THEREFORE, the parties hereto agree as follows:

ARTICLE I

Definitions

SECTION 1.01. Defined Terms. (a) Each capitalized term used but not defined herein shall have the meaning assigned thereto in the Credit Agreement; provided that each term defined in the New York UCC (as defined herein) and not defined in this Agreement shall have the meaning specified in the New York UCC. The term “instrument” shall have the meaning specified in Article 9 of the New York UCC.

(b) The rules of construction specified in Section 1.03 of the Credit Agreement also apply to this Agreement, mutatis mutandis.

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SECTION 1.02. Other Defined Terms. As used in this Agreement, the following terms have the meanings specified below:

“Account Debtor” means any Person that is or may become obligated to any Grantor under, with respect to or on account of an Account.

“Accounts” means (a) accounts (as defined in Article 9 of the New York UCC), (b) Payment Intangibles and (c) rights to payment evidenced by Chattel paper or an Instrument.

“Agreement” has the meaning assigned to such term in the preamble hereto.

“Article 9 Collateral” has the meaning assigned to such term in Section 4.01(a).

“Cash Management Services” means the treasury management services (including credit cards, controlled disbursements, zero balance arrangements, cash sweeps, automated clearinghouse transactions, return items, overdrafts, temporary advances, interest and fees and interstate depository network services) provided to the Company or any Subsidiary.

“Claiming Party” has the meaning assigned to such term in Section 6.02.

“Collateral” means, collectively, the Article 9 Collateral and the Pledged Collateral.

“Company” has the meaning assigned to such term in the preamble.

“Consolidated Net Tangible Assets” means the Net Tangible Assets of the Company and its Subsidiaries consolidated in accordance with GAAP and as provided in the definition of Net Tangible Assets. In determining Consolidated Net Tangible Assets, minority interests in unconsolidated subsidiaries shall be included.

“Contributing Party” has the meaning assigned to such term in Section 6.02.

“Commodity Exchange Act” means the Commodity Exchange Act (7 U.S.C. § 1 et seq.) and any successor statute, and any rule, regulation, or order promulgated thereunder, in each case as amended from time to time.

“Copyright License” means any written agreement to which a Grantor is a party, now or hereafter in effect, granting to any Person any right to use any Copyright owned by any Grantor or that any Grantor otherwise has the right to license, or granting to any Grantor any right to use any Copyright owned by any other Person or that any other Person otherwise has the right to license, and all rights of any Grantor under any such agreement.

“Copyrights” means, with respect to any Person, all the following now owned or hereafter acquired by such Person: (a) all copyright rights in any work subject to the copyright laws of the United States of America or any other country or any

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political subdivision thereof, whether as author, assignee, transferee or otherwise, (b) all registrations and applications for registration of any such copyright in the United States of America or any other country, including registrations, recordings, supplemental registrations, pending applications for registration, and renewals in the United States Copyright Office (or any similar office in any other country or any political subdivision thereof), including, in the case of any Grantor, any of the foregoing set forth under its name on Schedule VI and (c) any other adjacent or other rights related or appurtenant to the foregoing, including moral rights.

“Credit Agreement” has the meaning assigned to such term in the recitals hereto.

“Electronic Invoice System” means the electronic system or systems from time to time maintained by any Grantor or for such Grantor by third party vendors used in the ordinary course of the such Grantor’s business, in either case for purposes of capturing invoice data, creating and/or generating invoices, storing and tracking invoices and otherwise administering invoices with respect to Accounts evidenced by Chattel Paper.

“Excluded Account” means (a) with respect to Deposit Accounts, (i) any Deposit Account the funds in which are used, in the ordinary course of business, solely for the payment of salaries and wages, workers’ compensation, healthcare, retiree and other employee benefits, deferred compensation, taxes and similar expenses and (ii) any Deposit Account the funds in which consist solely of (A) funds held by the Company or any Subsidiary in trust for any director, officer or employee of the Company or any Subsidiary or any healthcare, retiree and other employee benefit plan maintained by the Company or any Subsidiary or (B) funds representing deferred compensation for the directors and employees of the Company and the Subsidiaries, (b) with respect to Securities Accounts, (i) any Securities Account in which the assets credited thereto are held by the Company or any Subsidiary in trust for any director, officer or employee of the Company or any Subsidiary or any healthcare, retiree or other employee benefit plan maintained by the Company or any Subsidiary or (ii) any Securities Account in which the assets credited thereto represent deferred compensation for the directors and employees of the Company and the Subsidiaries and (c) with respect to Deposit Accounts or Securities Accounts, (i) any such account in or to which only Excluded Assets (including, without limitation, any Excluded Equity Interests) are deposited and/or credited from time to time, (ii) any such account used for escrow, customs or other fiduciary purposes and accounts established to comply with legal requirements and (iii) any account (excluding accounts referred to in the foregoing clauses of this definition with an average daily balance (determined on a monthly basis) of less than $500,000 individually and less than $2,000,000 in the aggregate for all such accounts.

“Excluded Asset” means: (a) the Excluded Equity Interests; (b) the Excluded Accounts, (c) any Principal Property; (d) leasehold interests in real property; (e) motor vehicles and other assets subject to certificates of title; (f) letter of credit rights (except to the extent such rights constitute supporting obligations with respect to other Collateral that is perfected by filing a Uniform Commercial Code financing statement);

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(g) commercial tort claims with a value of less than $10,000,000; (h) any lease, license, contract or other agreement or any property subject to a purchase money security interest, Capital Lease Obligation or similar arrangement to which a Grantor is a party and that is not prohibited by the Credit Agreement if, to the extent and for so long as the grant of the Security Interest would under any term thereof violate or invalidate such lease, license contract or other agreement or purchase money security interest, Capital Lease Obligation or similar arrangement or create a right of termination in favor of any other party thereto (other than the Company or any Guarantor) after giving effect to the applicable provisions of the Uniform Commercial Code or other applicable law invalidating or restricting anti-assignment provisions, other than proceeds and receivables thereof, the assignment of which is expressly deemed effective under the Uniform Commercial Code or other applicable law notwithstanding such term; (i) those assets over which the granting of security interests in such assets would be prohibited by any applicable Requirements of Law or by any contract that is not prohibited by the Credit Agreement (so long as any contractual restriction is not incurred in contemplation of such entity becoming a Subsidiary of the Company or a Grantor hereunder) (in each case, after giving effect to the provisions of the Uniform Commercial Code or any other applicable law invalidating or rendering ineffective anti-assignment provisions, and other than proceeds and receivables thereof, the assignment of which is expressly deemed effective under the Uniform Commercial Code or other applicable law notwithstanding such prohibitions), or to the extent that such security interests would result in material adverse tax consequences to the Company and its Subsidiaries, taken as a whole, as reasonably determined in good faith by the Company; (j) those assets as to which the Administrative Agent and the Company reasonably agree that the cost of creating or perfecting such security interests therein (taking into account any adverse tax consequences to the Company or any Subsidiaries (including the imposition or withholding or other material taxes)) is excessive in relation to the benefit to the Lenders of the security to be afforded thereby; (k) any “intent to use” trademark or service mark application for which a statement of use has not been filed with the United States Patent and Trademark Office, but only to the extent that the grant of the Security Interest would invalidate such trademark or service mark application; (l) any governmental licenses or state or local franchises, charters and authorizations, to the extent a security interest therein is prohibited or restricted thereby (in each case, after giving effect to the provisions of the Uniform Commercial Code or any other applicable law that would invalidate or render ineffective such prohibition or restriction, and other than proceeds and receivables thereof, the assignment of which is expressly deemed effective under the Uniform Commercial Code or other applicable law notwithstanding such prohibition or restriction); and (m) any Grantor’s rights, title or interest in any Plan, Foreign Pension Plan and, in each case, any assets thereof; in each case other than any Proceeds, substitutions or replacements of any of the assets described in clauses (a) through (m) (unless any such Proceeds, substitution or replacement would in itself constitute an asset described in clauses (a) through (m)).

“Excluded Equity Interests” has the meaning assigned to such term in Section 3.01.

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“Excluded Swap Obligation” means, with respect to any Guarantor, any Swap Obligation if, and to the extent that, all or a portion of the Guarantee of such Guarantor of, or the grant by such Guarantor of a security interest to secure, such Swap Obligation (or any Guarantee thereof) is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof) by virtue of such Guarantor’s failure for any reason to constitute an “eligible contract participant” as defined in the Commodity Exchange Act and the regulations thereunder at the time the Guarantee of such Guarantor or the grant of such security interest becomes or would become effective with respect to such Swap Obligation. If a Swap Obligation arises under a master agreement governing more than one swap, such exclusion shall apply only to the portion of such Swap Obligation that is attributable to swaps for which such Guarantee or security interest is or becomes illegal in accordance with the first sentence of this definition.

“Existing Notes Indenture” means the indenture dated November 1, 1988 between the Company and the Existing Notes Trustee.

“Existing Notes Trustee” means State Street Bank and Trust Company, in its capacity as trustee under the Existing Notes Indenture, and its successors and assigns.

“Federal Securities Laws” has the meaning assigned to such term in Section 5.03.

“Foreign Borrower” means each of (a) NCR Limited, a limited company incorporated in England and Wales, (b) NCR Nederland B.V., a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid) organized under the laws of the Netherlands, (c) NCR Global Solutions Ltd., a limited liability company incorporated in Ireland and (d) each other Foreign Borrower that becomes a party to the Credit Agreement pursuant to a Foreign Borrower Joinder Agreement, in each case, unless and until such Person ceases to be a Foreign Borrower under the Credit Agreement.

“Foreign Borrower Obligations” means (a) (i) the due and punctual payment by each Foreign Borrower of (A) the principal of and interest at the applicable rate or rates provided in the Credit Agreement (including interest accruing during the pendency of any bankruptcy, insolvency, receivership, examinership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) on the Loans of the Foreign Borrowers, when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise, (B) each payment required to be made by each Foreign Borrower under the Credit Agreement in respect of any Letter of Credit, when and as due, including payments in respect of reimbursement of disbursements, interest thereon and obligations to provide cash collateral, and (C) all other monetary obligations of each Foreign Borrower under or pursuant to the Credit Agreement and each of the other Loan Documents, including obligations to pay fees, expense reimbursement obligations and indemnification obligations, whether primary, secondary, direct, contingent, fixed or otherwise (including monetary obligations incurred during the

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pendency of any bankruptcy, insolvency, receivership, examinership or other similar proceeding, regardless of whether allowed or allowable in such proceeding), (ii) the due and punctual performance of all other obligations of each Foreign Borrower under or pursuant to the Credit Agreement and each of the other Loan Documents (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership, examinership or other similar proceeding, regardless of whether allowed or allowable in such proceeding); (b) all the Secured Cash Management Obligations owed by the Foreign Borrowers, (c) all the Secured Hedge Obligations owed by the Foreign Borrowers and (d) all the Secured Performance Support Obligations owed by the Foreign Borrowers; provided that (x) the term “Foreign Borrower Obligations” when used in reference to any Foreign Borrower, shall not include any Excluded Swap Obligation of such Foreign Borrower and (y) notwithstanding anything herein to the contrary, the “Foreign Borrower Obligations” shall not include the obligations under the Loan Documents of any Grantor or of any Guarantor.

“Grantors” means the Company, each Subsidiary Loan Party identified on Schedule II and each Subsidiary that becomes a Grantor after the Effective Date pursuant to the delivery of a Supplement in accordance with Section 8.13, in each case unless and until such Person (other than the Company) ceases to be a Grantor hereunder in accordance with Section 8.12. Notwithstanding anything herein to the contrary, no Foreign Borrower shall be a Grantor.

“Guarantors” means the Company (except with respect to obligations of the Company), each Subsidiary Loan Party identified on Schedule III and each Subsidiary that becomes a Guarantor after the Effective Date pursuant to the delivery of a Supplement in accordance with Section 8.13, in each case unless and until such Person (other than the Company) ceases to be a Guarantor hereunder in accordance with Section 8.12. Notwithstanding anything herein to the contrary, no Foreign Borrower shall be a Guarantor.

“Indemnified Amount” has the meaning assigned to such term in Section 6.02.

“Instrument Exposure” has the meaning assigned to it in the definition of Secured Performance Support Obligations.

“Intellectual Property” means all intellectual and similar property of every kind and nature, including inventions, designs, utility models, Patents, Copyrights, Licenses, Trademarks, trade secrets, domain names, confidential or proprietary technical and business information, know-how, show-how or other data or information, software and databases and all related registrations and franchises, and all additions, improvements and accessions to, and books and records describing or used in connection with, any of the foregoing.

“IP Security Agreements” has the meaning assigned to such term in Section 4.02(b).

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“JPMCB” has the meaning assigned to such term in the preamble.

“License” means any Patent License, Trademark License, Copyright License or other license or sublicense agreement granting rights in or to Intellectual Property to which any Grantor is a party, including, in the case of any Grantor, any Copyright License set forth under its name on Schedule VI.

“Loan Document Obligations” means (a) the due and punctual payment by each Borrower of (i) the principal of and interest at the applicable rate or rates provided in the Credit Agreement (including interest accruing during the pendency of any bankruptcy, insolvency, receivership, examinership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) on the Loans, when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise, (ii) each payment required to be made by each Borrower under the Credit Agreement in respect of any Letter of Credit, when and as due, including payments in respect of reimbursement of disbursements, interest thereon and obligations to provide cash collateral, and (iii) all other monetary obligations of each Borrower under or pursuant to the Credit Agreement and each of the other Loan Documents, including obligations to pay fees, expense reimbursement obligations and indemnification obligations, whether primary, secondary, direct, contingent, fixed or otherwise (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership, examinership or other similar proceeding, regardless of whether allowed or allowable in such proceeding), (b) the due and punctual performance of all other obligations of each Borrower under or pursuant to the Credit Agreement and each of the other Loan Documents and (c) the due and punctual payment and performance of all the obligations of each other Loan Party under or pursuant to this Agreement and each of the other Loan Documents (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership, examinership or other similar proceeding, regardless of whether allowed or allowable in such proceeding).

“Margin Stock” has the meaning assigned to such term in Regulation U of the Board of Governors.

“Net Tangible Assets”, as used in reference to the assets of any corporation, means the total amount of assets of such corporation, both real and personal (exclusive of Licenses, Patents, Patent applications, Copyrights, Trademarks, trade names, good will, experimental or organizational expense and other like intangibles, treasury stock and unamortized discount and expense) less the sum of:

(a) all reserves for depletion, depreciation, obsolescence and/or amortization of its properties (other than those excluded as hereinabove provided) as shown by the books of such corporation (other than general contingency reserves, reserves representing mere appropriations of surplus and reserves to the extent related to intangible assets which have been excluded in calculating Net Tangible Assets as above provided), and

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(b) all indebtedness and other current liabilities of such corporation other than (i) funded indebtedness, (ii) deferred income taxes, (iii) reserves which have been deducted pursuant to the preceding clause (a), (iv) general contingency reserves and reserves representing mere appropriations of surplus and (v) liabilities to the extent related to intangible assets which have been excluded in calculating Net Tangible Assets as above provided.

“New York UCC” means the Uniform Commercial Code as from time to time in effect in the State of New York.

“Obligations” means (a) all the Loan Document Obligations, (b) all the Secured Cash Management Obligations, (c) all the Secured Hedge Obligations and (d) all the Secured Performance Support Obligations; provided that the term “Obligations” when used in reference to any Subsidiary that is a Guarantor or a Grantor, shall not include any Excluded Swap Obligation of such Subsidiary.

“Parallel Debt” has the meaning assigned to such term in Section 8.16.

“Patent License” means any written agreement to which a Grantor is a party, now or hereafter in effect, granting to any Person any right to make, use or sell any invention on which a Patent has been granted to any Grantor or that any Grantor otherwise has the right to license, or granting to any Grantor any right to make, use or sell any invention on which a Patent has been granted to any other Person or that any other Person otherwise has the right to license, and all rights of any Grantor under any such agreement.

“Patents” mean, with respect to any Person, all the following now owned or hereafter acquired by such Person: (a) all letters patent of the United States of America or the equivalent thereof in any other country, all registrations and recordings thereof and all applications for letters patent of the United States of America or the equivalent thereof in any other country or any political subdivision thereof, including registrations, recordings and pending applications in the United States Patent and Trademark Office or any similar offices in any other country or any political subdivision thereof, including, in the case of any Grantor, any of the foregoing set forth under its name on Schedule VI, and (b) all reissues, continuations, divisionals, continuations-in-part, reexaminations, supplemental examinations, inter partes reviews, renewals, adjustments or extensions thereof, and the inventions disclosed or claimed therein, including the right to make, have made, use, sell, offer to sell, import or export the inventions disclosed or claimed therein.

“Perfection Certificate” means the Perfection Certificate dated as of the date hereof and delivered by the Company to the Administrative Agent pursuant to Section 4.01(g) of the Credit Agreement.

“Pledge Agreement” means a Pledge Agreement in substantially the form of Exhibit II-D hereto among the Company, any Subsidiaries from time to time party thereto and the Administrative Agent, entered into in connection with the grant of security interests in the Equity Interests of any Subsidiary that owns any Principal Property Collateral.

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“Pledged Collateral” has the meaning assigned to such term in Section 3.01.

“Pledged Debt Securities” has the meaning assigned to such term in Section 3.01.

“Pledged Equity Interests” has the meaning assigned to such term in Section 3.01.

“Pledged Securities” means any promissory notes, stock certificates, unit certificates, limited liability membership certificates or other certificated securities now or hereafter included in the Pledged Collateral, including all certificates, instruments or other documents representing or evidencing any Pledged Collateral.

“Principal Party” has the meaning assigned to such term in Section 8.16.

“Principal Property” means, as of any date, any building, structure or other facility together with the land upon which it is erected and fixtures comprising a part thereof, used primarily for manufacturing, processing or production, in each case located in the United States, and owned or leased or to be owned or leased by the Company or any Subsidiary, in each case the net book value of which as of such date exceeds 2% of Consolidated Net Tangible Assets, as shown on the audited consolidated balance sheet contained in the latest annual report to shareholders of the Company, other than any such land, building, structure or other facility or portion thereof which, in the opinion of the board of directors, is not of material importance to the business conducted by the Company and its Subsidiaries, considered as one enterprise.

“Principal Property Collateral” means the Principal Property and capital stock of any Subsidiary that owns Principal Property.

“Principal Obligations” has the meaning assigned to such term in Section 8.16.

“Qualified ECP Guarantor” means, in respect of any Swap Obligation, each Loan Party that has total assets exceeding $10,000,000 at the time the relevant Guarantee or grant of the relevant security interest becomes or would become effective with respect to such Swap Obligation and each other Loan Party that constitutes an “eligible contract participant” under the Commodity Exchange Act or any regulations promulgated thereunder and can cause another person to qualify as an “eligible contract participant” at such time by guaranteeing or entering into a keepwell in respect of obligations of such other person under Section la(18)(A)(v)(II) of the Commodity Exchange Act.

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“Secured Cash Management Obligations” means the due and punctual payment and performance of any and all obligations of the Company and each Subsidiary (whether absolute or contingent and however and whenever created, arising, evidenced or acquired (including all renewals, extensions and modifications thereof and substitutions therefor)) arising in respect of Cash Management Services that (a) were owed on the Effective Date to a Person that was a Lender or an Affiliate of a Lender as of the Effective Date or (b) are owed to a Person that is a Lender or an Affiliate of a Lender at the time such obligations are incurred.

“Secured Hedge Obligations” means the due and punctual payment and performance of any and all obligations of the Company and each Subsidiary arising under each Hedging Agreement that (a) was in effect on the Effective Date with a counterparty that was a Lender or an Affiliate of a Lender as of the Effective Date or (b) is entered into after the Effective Date with a counterparty that is a Lender or an Affiliate of a Lender at the time such Hedging Agreement is entered into; provided that the term “Secured Hedge Obligations” when used in reference to any Subsidiary that is a Guarantor or a Grantor, shall not include any Excluded Swap Obligation of such Subsidiary.

“Secured Parties” means (a) each Lender, (b) the Administrative Agent, (c) each Issuing Bank (d) each provider of Cash Management Services the obligations under which constitute Secured Cash Management Obligations, (e) each counterparty to any Hedging Agreement the obligations under which constitute Secured Hedge Obligations, (f) each provider of a Performance Support Instrument the obligations under which constitute Secured Performance Support Obligations, (g) the beneficiaries of each indemnification obligation undertaken by any Loan Party under any Loan Document and (h) the successors and assigns of each of the foregoing.

“Secured Performance Support Obligations” means the due and punctual payment and performance of any and all obligations of the Company and each Subsidiary (whether absolute or contingent and however and whenever created, arising, evidenced or acquired (including all renewals, extensions and modifications thereof and substitutions therefor)) arising in respect of each Performance Support Instrument (a) that (i) was outstanding on the Effective Date and issued or provided by a Person that was a Lender or an Affiliate of a Lender as of the Effective Date or (ii) is issued or provided after the Effective Date by a Person that is a Lender or an Affiliate of a Lender at the time such Performance Support Instrument is issued or provided, (b) that has been designated by the Company as a Performance Support Instrument pursuant to a written notice to the provider of such Performance Support Instrument specifying the maximum aggregate amount that may become due thereunder and that shall, subject to the next succeeding sentence, be secured hereby; provided that, subject to the following clause (c), the Company may update the maximum aggregate amount with respect to any Performance Support Instrument from time to time by written notice to the provider of such Performance Support Instrument (such maximum aggregate amount, as updated from time to time, its “Instrument Exposure”) and (c) which, at the time of such designation or update, as applicable, does not result in that result in the aggregate amount of Instrument Exposures in respect of all Performance Support Instruments then outstanding exceeding $150,000,000. The Company shall not less than once in each fiscal quarter provide a summary written statement to the Administrative Agent of the Secured Performance Support Obligations outstanding as of the date of such statement, specifying each

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Performance Support Instrument, the provider thereof and the maximum aggregate amount that may become due thereunder and that shall be secured hereby. Each such summary statement shall include an aggregate amount of Instrument Exposures in respect of all Performance Support Instruments then outstanding not to exceed $150,000,000 as of the date of such statement, it being understood that if following the delivery of any such statement the Company shall designate additional Secured Performance Support Obligations that result in the aggregate amount of Instrument Exposures in respect of all Performance Support Instruments then outstanding exceeding $150,000,000, the additional Secured Performance Support Obligations designated after the date of the most recently delivered summary statement shall be reduced ratably by the aggregate amount of reduction required so that the aggregate amount of Instrument Exposures in respect of all Performance Support Instruments then outstanding shall equal $150,000,000.

“Security Interest” has the meaning assigned to such term in Section 4.01(a).

“Shared Pledge Credit Agreement Obligations” means the “Credit Agreement Obligations”, as defined in the Pledge Agreement.

“Shared Pledge Obligations” means the “Obligations”, as defined in the Pledge Agreement.

“Subsidiary Loan Parties” means (a) the entities identified on Schedule I and (b) each other entity that becomes a party to this Agreement as a Grantor or Guarantor after the Effective Date, in each case other than those that have been released pursuant to Section 8.12. Notwithstanding anything herein to the contrary, no Foreign Borrower shall be a Subsidiary Loan Party.

“Supplement” means an instrument in the form of Exhibit I hereto, or any other form approved by the Administrative Agent, and in each case reasonably satisfactory to the Administrative Agent.

“Swap Obligation” means, with respect to any Guarantor or Grantor, any obligation to pay or perform under any agreement, contract or transaction that constitutes a “swap” within the meaning of section 1a(47) of the Commodity Exchange Act.

“Trademark License” means any written agreement to which a Grantor is a party, now or hereafter in effect, granting to any Person any right to use any Trademark owned by any Grantor or that any Grantor otherwise has the right to license, or granting to any Grantor any right to use any Trademark owned by any other Person or that any other Person otherwise has the right to license, and all rights of any Grantor under any such agreement.

“Trademarks” means, with respect to any Person, all of the following now owned or hereafter acquired by such Person: (a) all trademarks, service marks, trade names, corporate names, company names, business names, fictitious business names, trade styles, trade dress, logos, domain names, other source or business identifiers, designs and general intangibles of like nature, all registrations and recordings thereof, and

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all registration and recording applications filed in connection therewith, including registrations and registration applications in the United States Patent and Trademark Office or any similar office in any State of the United States of America or any other country or any political subdivision thereof, all extensions or renewals thereof, and all common law rights related thereto, including, in the case of any Grantor, any of the foregoing set forth under its name on Schedule VI, (b) all goodwill associated therewith or symbolized thereby and (c) all other assets, rights and interests that uniquely reflect or embody such goodwill.

“Uniform Commercial Code” means the New York UCC; provided that if by reason of mandatory provisions of law, the perfection, the effect of perfection or non-perfection or priority of a security interest is governed by the personal property security laws of any jurisdiction other than New York, “Uniform Commercial Code” shall mean those personal property security laws as in effect in such other jurisdiction for the purposes of the provisions hereof relating to such perfection or priority and for the definitions related to such provisions.

ARTICLE II

Guarantee

SECTION 2.01. Guarantee. Each Guarantor irrevocably and unconditionally guarantees to each of the Secured Parties, jointly with the other Guarantors and severally, as a primary obligor and not merely as a surety, the due and punctual payment and performance of the Obligations. Each Guarantor further agrees that the Obligations may be extended or renewed, in whole or in part, or amended or modified, without notice to or further assent from it, and that it will remain bound upon its guarantee hereunder notwithstanding any extension, renewal, amendment or modification of any Obligation. Each Guarantor waives presentment to, demand of payment from and protest to the Company or any other Loan Party of any of the Obligations, and also waives notice of acceptance of its guarantee hereunder and notice of protest for nonpayment.

SECTION 2.02. Guarantee of Payment; Continuing Guarantee. Each Guarantor further agrees that its guarantee hereunder constitutes a guarantee of payment when due (whether or not any bankruptcy or similar proceeding shall have stayed the accrual or collection of any of the Obligations or operated as a discharge thereof) and not merely of collection, and waives any right to require that any resort be had by the Administrative Agent or any other Secured Party to any security held for the payment of any of the Obligations or to any balance of any deposit account or credit on the books of the Administrative Agent or any other Secured Party in favor of the Company, any other Loan Party, or any other Person. Each Guarantor agrees that its guarantee hereunder is continuing in nature and applies to all Obligations, whether currently existing or hereafter incurred.

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SECTION 2.03. No Limitations. (a) Except for the termination and release of a Guarantor’s obligations hereunder as expressly provided in Section 8.12, the obligations of each Guarantor hereunder shall not be subject to any reduction, limitation, impairment or termination for any reason, including any claim of waiver, release, surrender, alteration or compromise of any of the Obligations, and shall not be subject to any defense or set-off, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality or unenforceability of any of the Obligations, any impossibility in the performance of any of the Obligations, or otherwise. Without limiting the generality of the foregoing, except for the termination or release of its obligations hereunder as expressly provided in Section 8.12, the obligations of each Guarantor hereunder shall not be discharged or impaired or otherwise affected by (i) the failure of the Administrative Agent or any other Secured Party to assert any claim or demand or to enforce any right or remedy under the provisions of any Loan Document or otherwise; (ii) any rescission, waiver, amendment or modification of, or any release from any of the terms or provisions of, any Loan Document or any other agreement, including with respect to any other Guarantor under this Agreement; (iii) the release of, or any impairment of or failure to perfect any Lien on, any security held by the Administrative Agent or any other Secured Party for any of the Obligations; (iv) any default, failure or delay, wilful or otherwise, in the performance of any of the Obligations; (v) any other act or omission that may or might in any manner or to any extent vary the risk of any Guarantor or otherwise operate as a discharge of any Guarantor as a matter of law or equity (other than the indefeasible payment in full in cash of all the Obligations); (vi) any illegality, lack of validity or lack of enforceability of any of the Obligations; (vii) any change in the corporate existence, structure or ownership of any Loan Party, or any insolvency, bankruptcy, reorganization or other similar proceeding affecting any Loan Party or its assets or any resulting release or discharge of any of the Obligations; (viii) the existence of any claim, set-off or other rights that any Guarantor may have at any time against the Company, the Administrative Agent, any other Secured Party or any other Person, whether in connection with the Credit Agreement, the other Loan Documents or any unrelated transaction; (ix) this Agreement having been determined (on whatsoever grounds) to be invalid, non-binding or unenforceable against any other Guarantor ab initio or at any time after the Effective Date; (x) the fact that any Person that, pursuant to the Loan Documents, was required to become a party hereto may not have executed or is not effectually bound by this Agreement, whether or not this fact is known to the Secured Parties, (xi) any action permitted or authorized hereunder; or (xii) any other circumstance (including any statute of limitations), or any existence of or reliance on any representation by the Administrative Agent, any other Secured Party or any other Person, that might otherwise constitute a defense to, or a legal or equitable discharge of, the Company, any Guarantor or any other guarantor or surety (other than the payment in full in cash of all the Obligations (excluding contingent obligations as to which no claim has been made) and the expiration, termination or cash collateralization of all Letters of Credit). Each Guarantor expressly authorizes the Secured Parties to take and hold security for the payment and performance of the Obligations, to exchange, waive or release any or all such security (with or without consideration), to enforce or apply such security and direct the order and manner of any sale thereof in their sole discretion or to release or substitute any one or more other guarantors or obligors upon or in respect of the Obligations, all without affecting the obligations of any Guarantor hereunder.

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(b) To the fullest extent permitted by applicable law, each Guarantor waives any defense based on or arising out of any defense of the Company or any other Loan Party or the unenforceability of the Obligations or any part thereof from any cause, or the cessation from any cause of the liability of the Company or any other Loan Party, other than the indefeasible payment in full in cash of all the Obligations. The Administrative Agent and the other Secured Parties may, at their election, foreclose on any security held by one or more of them by one or more judicial or nonjudicial sales, accept an assignment of any such security in lieu of foreclosure, compromise or adjust any part of the Obligations, make any other accommodation with the Company or any other Loan Party or exercise any other right or remedy available to them against the Company or any other Loan Party, without affecting or impairing in any way the liability of any Guarantor hereunder except to the extent the Obligations have been fully and indefeasibly paid in full in cash. To the fullest extent permitted by applicable law, each Guarantor waives any defense arising out of any such election even though such election operates, pursuant to applicable law, to impair or to extinguish any right of reimbursement or subrogation or other right or remedy of such Guarantor against the Company or any other Loan Party, as the case may be, or any security.

SECTION 2.04. Reinstatement. Each Guarantor agrees that, unless released pursuant to Section 8.12, its guarantee hereunder shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of any Obligation is rescinded or must otherwise be restored by the Administrative Agent or any other Secured Party upon the bankruptcy or reorganization (or any analogous proceeding in any jurisdiction) of the Company, any other Loan Party or otherwise.

SECTION 2.05. Agreement to Pay; Subrogation. In furtherance of the foregoing and not in limitation of any other right that the Administrative Agent or any other Secured Party has at law or in equity against any Guarantor by virtue hereof, upon the failure of the Company or any other Loan Party to pay any Obligation when and as the same shall become due, whether at maturity, by acceleration, after notice of prepayment or otherwise, each Guarantor hereby promises to and will forthwith pay, or cause to be paid, to the Administrative Agent for distribution to the applicable Secured Parties in cash the amount of such unpaid Obligation. Upon payment by any Guarantor of any sums to the Administrative Agent as provided above, all rights of such Guarantor against the Company or any other Loan Party arising as a result thereof by way of right of subrogation, contribution, reimbursement, indemnity or otherwise shall in all respects be subject to Article VI.

SECTION 2.06. Information. Each Guarantor (a) assumes all responsibility for being and keeping itself informed of the Company’s and each other Loan Party’s financial condition and assets, and of all other circumstances bearing upon the risk of nonpayment of the Obligations and the nature, scope and extent of the risks that such Guarantor assumes and incurs hereunder, and (b) agrees that none of the Administrative Agent or the other Secured Parties will have any duty to advise such Guarantor of information known to it or any of them regarding such circumstances or risks.

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SECTION 2.07. Taxes. The provisions of Section 2.16 of the Credit Agreement shall apply to each Guarantor, mutatis mutandis.

SECTION 2.08. Keepwell. Each Qualified ECP Guarantor hereby jointly and severally absolutely, unconditionally and irrevocably undertakes to provide such funds or other support as may be needed from time to time by each other Guarantor and Grantor to honor all of its obligations under this Agreement in respect of Swap Obligations (provided, however, that each Qualified ECP Guarantor shall only be liable under this Section 2.08 for the maximum amount of such liability that can be hereby incurred without rendering its obligations under this Section 2.08 or otherwise under this Agreement voidable under applicable law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount). The obligations of each Qualified ECP Guarantor under this Section 2.08 shall remain in full force and effect until the indefeasible payment in full in cash of all the Obligations. Each Qualified ECP Guarantor intends that this Section 2.08 constitute, and this Section 2.08 shall be deemed to constitute, a “keepwell, support, or other agreement” for the benefit of each other Guarantor and Grantor for all purposes of Section la(18)(A)(v)(II) of the Commodity Exchange Act.

ARTICLE III

Pledge of Securities

SECTION 3.01. Pledge. As security for the payment or performance, as the case may be, in full of the Obligations, each Grantor hereby (1) reaffirms the security interest granted by such Grantor pursuant to Section 3.01 of the Existing Guarantee and Collateral Agreement and (2) assigns and pledges to the Administrative Agent, its successors and assigns, for the benefit of the Secured Parties, and hereby grants to the Administrative Agent, its successors and assigns, for the benefit of the Secured Parties, a security interest in, all of such Grantor’s right, title and interest in, to and under (a)(i) the shares of capital stock and other Equity Interests now owned or at any time hereafter acquired by such Grantor, including those set forth opposite the name of such Grantor on Schedule IV, and (ii) all certificates and any other instruments representing all such Equity Interests (collectively, the “Pledged Equity Interests”); provided that the Pledged Equity Interests shall not include (A) 66 2⁄3% or more of the issued and outstanding voting Equity Interests of any CFC; (B) any Equity Interests if, to the extent, and for so long as, the grant of a Lien thereon to secure the Obligations is prohibited by any Requirements of Law (other than to the extent that any such prohibition would be rendered ineffective pursuant to the New York UCC or any other applicable Requirements of Law); provided that such Equity Interest shall cease to be an Excluded Equity Interest at such time as such prohibition ceases to be in effect; (C) Margin Stock and, to the extent requiring the consent of one or more third parties (other than the Company or any Subsidiary or any director, officer or employee thereof) or prohibited by the terms of any applicable organizational documents, joint venture agreement or shareholders’ agreement, Equity Interests in any Person other than wholly-owned Material Subsidiaries; provided that such Equity Interest shall cease to be an Excluded Equity Interest at such time as such prohibition ceases to be in effect; (D) Equity Interests of NCR (Middle East) Limited so

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long as, and only to the extent that, the pledge of such Equity Interests would result in a change of control default under the existing contract to which NCR (Middle East) Limited was a party on the Effective Date, as disclosed to the Administrative Agent; provided that such Equity Interest shall cease to be an Excluded Equity Interest at such time as such prohibition ceases to be in effect; (E) Equity Interests if and for so long as they are Principal Property Collateral pledged under the Pledge Agreement; or (F) any Equity Interest if, to the extent, and for so long as, the Administrative Agent and the Company shall have agreed in writing to treat such Equity Interest as an Excluded Equity Interest on account of the cost of pledging such Equity Interest hereunder (taking into account any adverse tax consequences to the Company and the Subsidiaries (including the imposition of withholding or other material taxes)) being excessive in view of the benefits to be obtained by the Lenders therefrom (the Equity Interests excluded pursuant to clauses (A) through (F) above being referred to as the “Excluded Equity Interests”); (b)(i) the debt securities now owned or at any time hereafter acquired by such Grantor, including those listed opposite the name of such Grantor on Schedule V, and (ii) all promissory notes and other instruments evidencing all such debt securities ((i) and (ii) collectively, the “Pledged Debt Securities”); (c) all other property that may be delivered to and held by the Administrative Agent pursuant to the terms of this Section 3.01 and Section 3.02; (d) subject to Section 3.06, all payments of principal and interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of, in exchange for or upon the conversion of, and all other Proceeds received in respect of, the securities referred to in clauses (a) and (b) above; (e) subject to Section 3.06, all rights and privileges of such Grantor with respect to the securities and other property referred to in clauses (a), (b), (c) and (d) above; and (f) all Proceeds of any of the foregoing (the items referred to in clauses (a) through (f) above being collectively referred to as the “Pledged Collateral”). Notwithstanding anything herein to the contrary, to the extent and for so long as any asset is an Excluded Asset, the security interest granted under this Section 3.01 shall not attach to, and the Pledged Collateral shall not include, such Excluded Asset; provided that the security interest shall immediately attach to, and the Pledged Collateral shall immediately include, any such asset (or portion thereof) upon such asset (or such portion) ceasing to be an Excluded Asset.

SECTION 3.02. Delivery of the Pledged Securities. (a) Each Grantor agrees to deliver or cause to be delivered to the Administrative Agent any and all Pledged Equity Interests (i) on the Effective Date, in the case of any such Pledged Equity Interests owned by such Grantor on the Effective Date and not previously so delivered, and (ii) promptly after the acquisition thereof (and, in any event, as required under the Credit Agreement), in the case of any such Pledged Equity Interests acquired by such Grantor after the Effective Date.

(b) Each Grantor (i) will cause (A) all Indebtedness for borrowed money owed to such Grantor by the Company or any Subsidiary to be evidenced by a duly executed global intercompany note and/or duly executed promissory note, in each case in a form reasonably acceptable to the Administrative Agent and (B) all Indebtedness for borrowed money (other than Permitted Investments) in a principal amount of $10,000,000 or more owed to such Grantor by any other Person to be evidenced by a duly

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executed promissory note (x) on the Effective Date, in the case of any such Indebtedness existing on the Effective Date or (y) promptly following the incurrence thereof in the case of Indebtedness incurred after the Effective Date, and (ii) agrees to deliver or cause to be delivered to the Administrative Agent any and all Pledged Debt Securities (other than promissory notes and other evidences of Indebtedness in a principal amount of less than $10,000,000 and Permitted Investments), (I) on the Effective Date, in the case of any such Pledged Debt Securities owned by such Grantor on the Effective Date, and (II) promptly after the acquisition thereof (and, in any event as required under the Credit Agreement) in the case of any such Pledged Debt Securities acquired after the Effective Date.

(c) Upon delivery to the Administrative Agent, (i) any Pledged Securities shall be accompanied by undated stock powers duly executed by the applicable Grantor in blank or other undated instruments of transfer satisfactory to the Administrative Agent and by such other instruments and documents as the Administrative Agent may reasonably request and (ii) all other property comprising part of the Pledged Collateral shall be accompanied by undated proper instruments of assignment duly executed by the applicable Grantor in blank and such other instruments or documents as the Administrative Agent may reasonably request. Each delivery of Pledged Securities shall be accompanied by a schedule describing such securities, which schedule shall be deemed attached to, and shall supplement, Schedule IV or V, as applicable, and be made a part hereof; provided that failure to provide any such schedule hereto shall not affect the validity of such pledge of such Pledged Securities.

(d) If the Company or any Guarantors hereafter acquire or hold any Equity Interests constituting Principal Property Collateral that would be required to be pledged hereunder but for the exclusion in clause (E) of the definition of Excluded Equity Interests (including as a result of Pledged Equity Interests becoming Principal Property Collateral after having been pledged hereunder), then (i) unless the Pledge Agreement has previously been executed and delivered, the Company will promptly execute and deliver, and cause each such Guarantor to execute and deliver, the Pledge Agreement, and (ii) the Company or such Guarantors, as the case may be, will (subject to the provisions of paragraph (e) below in the case of Pledged Equity Interests previously pledged hereunder) pledge such Equity Interests constituting Principal Property Collateral to the Administrative Agent in accordance with the provisions of the Pledge Agreement to secure the Shared Pledge Obligations.

(e) If at any time Pledged Equity Interests previously pledged under this Agreement become Principal Property Collateral, then the Company will promptly notify the Administrative Agent thereof and at such time as the Pledge Agreement has been executed and delivered and each Grantor owning such Principal Property Collateral has become party thereto, the security interests created hereunder in such Pledged Equity Interests securing the Obligations shall, automatically and without further action, be governed by, subject to the provisions of, and deemed held by the Administrative Agent under, the Pledge Agreement for so long as such Pledged Equity Interests continue to constitute Principal Property Collateral and accordingly will after such time continue to secure the Obligations and also secure the other Shared Pledge Obligations under the

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Pledge Agreement; provided that if such Pledged Equity Interests at any time cease to constitute Principal Property Collateral, then such security interests in such Pledged Equity Interests securing the Obligations shall automatically and without further action again be governed by, subject to the provisions of, and deemed held by the Administrative Agent under, this Agreement.

SECTION 3.03. Representations and Warranties. The Grantors jointly and severally represent and warrant to the Administrative Agent, for the benefit of the Secured Parties, that:

(a) (i) Schedule IV sets forth, as of the Effective Date, a true and complete list, with respect to each Grantor, of all the Pledged Equity Interests owned by such Grantor and the percentage of the issued and outstanding units of each class of the Equity Interests of the issuer thereof represented by the Pledged Equity Interests owned by such Grantor and (ii) Schedule V sets forth, as of the Effective Date, all the Pledged Debt Securities (other than promissory notes and other evidences of Indebtedness in a principal amount of less than $10,000,000) owned by such Grantor (other than, in each case, any Pledged Equity Interests or Pledged Debt Securities that are not yet required to have been delivered to the Administrative Agent under the terms of this Agreement or the Credit Agreement);

(b) the Pledged Equity Interests and Pledged Debt Securities, in the case of any Pledged Debt Securities issued by the Company or any Subsidiary, have been duly and validly authorized and issued by the issuers thereof and (i) in the case of Pledged Equity Interests, are fully paid and nonassessable and (ii) in the case of Pledged Debt Securities, are legal, valid and binding obligations of the issuers thereof, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and to general principles of equity, regardless of whether considered in a proceeding in equity or at law;

(c) except for the security interests granted hereunder and under any other Loan Documents, each of the Grantors (i) is and, subject to any transfers, dispositions or other transactions made in compliance with the Credit Agreement, will continue to be the direct owner, beneficially and of record, of the Pledged Securities indicated on Schedule IV and Schedule V, as applicable, as owned by such Grantor, (ii) holds the same free and clear of all Liens, other than Liens permitted pursuant to Section 6.02 of the Credit Agreement and transfers, dispositions and other transactions made in compliance with the Credit Agreement, (iii) will make no further assignment, pledge, hypothecation or transfer of, or create or permit to exist any security interest in or other Lien on, the Pledged Collateral, other than Liens permitted pursuant to Section 6.02 of the Credit Agreement and transfers, dispositions and other transactions made in compliance with the Credit Agreement, and (iv) will defend its title or interest thereto or therein against any and all Liens (other than the Liens created by this Agreement and the other Loan Documents and Liens permitted pursuant to Section 6.02 of the Credit Agreement and transfers, dispositions and other transactions made in compliance with the Credit Agreement), however arising, of all Persons whomsoever;

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(d) except for restrictions and limitations imposed by the Loan Documents or securities laws generally, the Pledged Collateral is and will continue to be freely transferable and assignable and none of the Pledged Collateral is or will be subject to any option, right of first refusal, shareholders agreement, charter, by-law or other organizational document provisions or contractual restriction of any nature that might prohibit, impair, delay or otherwise adversely affect the pledge of such Pledged Collateral hereunder, the sale or disposition thereof pursuant hereto or the exercise by the Administrative Agent of rights and remedies hereunder;

(e) each of the Grantors has the power and authority to pledge the Pledged Collateral pledged by it hereunder in the manner hereby done or contemplated;

(f) no consent or approval of any Governmental Authority, any securities exchange or any other Person was or is necessary to the validity of the pledge effected hereby (other than such as have been obtained and are in full force and effect);

(g) by virtue of the execution and delivery by the Grantors of this Agreement, when any Pledged Securities are delivered to the Administrative Agent in accordance with this Agreement, all actions necessary or desirable for the Administrative Agent to obtain a legal, valid and perfected lien upon and security interest in such Pledged Securities, free of any adverse claims, under the New York UCC to the extent such lien and security interest may be created and perfected under the New York UCC, as security for the payment and performance of the Obligations, will have been duly taken; and

(h) subject to applicable local law in the case of any Equity Interests in any CFC, the pledge effected hereby is effective to vest in the Administrative Agent, for the benefit of the Secured Parties, the rights of the Administrative Agent in the Pledged Collateral as set forth herein.

SECTION 3.04. Certification of Limited Liability Company and Limited Partnership Interests. Each Grantor acknowledges and agrees that (a) to the extent each interest in any limited liability company or limited partnership controlled now or in the future by such Grantor and pledged hereunder is a “security” within the meaning of Article 8 of the Uniform Commercial Code and is governed by Article 8 of the Uniform Commercial Code, such interest shall be certificated and (b) each such interest shall at all times hereafter continue to be such a security and represented by such certificate. Each Grantor further acknowledges and agrees that with respect to any interest in any limited liability company or limited partnership controlled now or in the future by such Grantor and pledged hereunder that is not a “security” within the meaning of Article 8 of the Uniform Commercial Code, such Grantor shall at no time elect to treat any such interest as a “security” within the meaning of Article 8 of the Uniform Commercial Code, nor shall such interest be represented by a certificate, unless such Grantor provides prior written notification (or such other notice as the Administrative Agent may agree) to the Administrative Agent of such election and such interest is thereafter represented by a certificate that is promptly delivered to the Administrative Agent pursuant to the terms hereof. Notwithstanding the foregoing provisions of this Section 3.04, with the consent

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of the Administrative Agent, an interest in a limited liability company or limited partnership owned by a Grantor, may cease to be a “security” within the meaning of Article 8 of the Uniform Commercial Code or be governed by Article 8 of the Uniform Commercial Code, so long as any certificates evidencing such interests (unless canceled) are delivered to or remain in the possession of the Administrative Agent.

SECTION 3.05. Registration in Nominee Name; Denominations. Upon the occurrence and during the continuance of an Event of Default, the Administrative Agent, on behalf of the Secured Parties, shall have the right (in its sole and absolute discretion) to hold the Pledged Securities in its own name as pledgee, in the name of its nominee (as pledgee or as sub-agent) or in the name of the applicable Grantor, endorsed or assigned in blank or in favor of the Administrative Agent. Upon the occurrence and during the continuance of an Event of Default, each Grantor will promptly give to the Administrative Agent copies of any notices or other communications received by it with respect to Pledged Securities registered in the name of such Grantor. The Administrative Agent shall at all times have the right to exchange the certificates representing Pledged Securities for certificates of smaller or larger denominations for any purpose consistent with this Agreement.

SECTION 3.06. Voting Rights; Dividends and Interest. (a) Unless and until an Event of Default shall have occurred and be continuing and the Administrative Agent shall have notified the Grantors that their rights under this Section 3.06 are being suspended:

(i) each Grantor shall be entitled to exercise any and all voting and/or other consensual rights and powers inuring to an owner of Pledged Collateral or any part thereof for any purpose consistent with the terms of this Agreement and the other Loan Documents, provided that such rights and powers shall not be exercised in any manner that could reasonably be expected to materially and adversely affect the rights inuring to a holder of any Pledged Collateral or the rights and remedies of any of the Administrative Agent or any Secured Party under this Agreement or any other Loan Document or the ability of the Secured Parties to exercise the same;

(ii) the Administrative Agent shall execute and deliver to each Grantor, or cause to be executed and delivered to such Grantor, all such proxies, powers of attorney and other instruments as such Grantor may reasonably request for the purpose of enabling such Grantor to exercise the voting and/or consensual rights and powers it is entitled to exercise pursuant to paragraph (a)(i) of this Section; and

(iii) each Grantor shall be entitled to receive and retain any and all dividends, interest, principal and other distributions paid on or distributed in respect of the Pledged Collateral, but only to the extent that such dividends, interest, principal and other distributions are permitted by, and otherwise paid or distributed in accordance with, the terms and conditions of the Credit Agreement, the other Loan Documents and applicable laws, provided that any noncash dividends, interest, principal or other distributions that would constitute Pledged Equity Interests or Pledged Debt Securities, whether resulting from a subdivision, combination or reclassification of the outstanding Equity Interests in

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the issuer of any Pledged Securities or received in exchange for Pledged Securities or any part thereof, or in redemption thereof, or as a result of any merger, consolidation, acquisition or other exchange of assets to which such issuer may be a party or otherwise, shall be and become part of the Pledged Collateral and, if received by any Grantor, and required to be delivered to the Administrative Agent hereunder, shall be held in trust for the benefit of the Administrative Agent and the other Secured Parties and shall be forthwith delivered to the Administrative Agent in the same form as so received (unless a different form is consented to by the Administrative Agent) (with any necessary endorsements, stock or note powers or other instruments of transfer).

(b) Upon the occurrence and during the continuance of an Event of Default, after the Administrative Agent shall have notified the Grantors of the suspension of their rights under paragraph (a)(iii) of this Section, then all rights of any Grantor to dividends, interest, principal or other distributions that such Grantor is authorized to receive pursuant to paragraph (a)(iii) of this Section, shall cease, and all such rights shall thereupon become vested in the Administrative Agent, which shall have the sole and exclusive right and authority to receive and retain such dividends, interest, principal or other distributions. All dividends, interest, principal or other distributions received by any Grantor contrary to the provisions of this Section shall be held in trust for the benefit of the Administrative Agent and the other Secured Parties, shall be segregated from any property or funds of such Grantor not constituting Collateral and shall be forthwith delivered to the Administrative Agent upon demand in the same form as so received (with any necessary endorsements, stock powers or other instruments of transfer). Any and all money and other property paid over to or received by the Administrative Agent pursuant to the provisions of this paragraph (b) shall be retained by the Administrative Agent in an account to be established by the Administrative Agent upon receipt of such money or other property, shall be held as security for the payment and performance of the Obligations and shall be applied in accordance with the provisions of Section 5.02. After all Events of Default cease to exist (whether as a result of being cured or waived or otherwise), the Administrative Agent shall promptly repay to each Grantor (without interest) all dividends, interest, principal or other distributions that such Grantor would otherwise be permitted to retain pursuant to the terms of paragraph (a)(iii) of this Section and that remain in such account.

(c) Upon the occurrence and during the continuance of an Event of Default, after the Administrative Agent shall have notified the Grantors of the suspension of their rights under paragraph (a)(i) of this Section 3.06, then all rights of any Grantor to exercise the voting and consensual rights and powers it is entitled to exercise pursuant to paragraph (a)(i) of this Section 3.06, and the obligations of the Administrative Agent under paragraph (a)(ii) of this Section 3.06, shall cease, and all such rights shall thereupon become vested in the Administrative Agent, which shall have the sole and exclusive right and authority to exercise such voting and consensual rights and powers, provided that, unless otherwise directed by the Required Lenders, the Administrative Agent shall have the right from time to time following and during the continuance of an Event of Default to permit the Grantors to exercise such rights. After all Events of Default cease to exist (whether as a result of being cured or waived or otherwise), all rights vested in the Administrative Agent pursuant to this paragraph (c) shall cease, and the Grantors shall have the exclusive right to exercise the voting and consensual rights and powers they would otherwise be entitled to exercise pursuant to paragraph (a)(i) of this Section 3.06.

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(d) Any notice given by the Administrative Agent to the Grantors suspending their rights under paragraph (a) of this Section 3.06 (i) may be given by telephone if promptly confirmed in writing, (ii) may be given with respect to one or more of the Grantors at the same or different times and (iii) may suspend the rights of the Grantors under paragraph (a)(i) or paragraph (a)(iii) in part without suspending all such rights (as specified by the Administrative Agent in its sole and absolute discretion) and without waiving or otherwise affecting the Administrative Agent’s right to give additional notices from time to time suspending other rights so long as an Event of Default has occurred and is continuing.

ARTICLE IV

Security Interests in Personal Property

SECTION 4.01. Security Interest. (a) As security for the payment or performance, as the case may be, in full of the Obligations, and subject to the last sentence of this Section 4.01(a), each Grantor hereby (1) reaffirms the security interest granted by such Grantor pursuant to Section 4.01 of the Existing Guarantee and Collateral Agreement and (2) grants to the Administrative Agent, its successors and assigns, for the benefit of the Secured Parties, a security interest (the “Security Interest”) in all right, title and interest in, to and under any and all of the following assets now owned or at any time hereafter acquired by such Grantor or in, to or under which such Grantor now has or at any time hereafter may acquire any right, title or interest (collectively, the “Article 9 Collateral”):

(i) all Accounts;

(ii) all Chattel Paper;

(iii) all cash, cash equivalents, Deposit Accounts and Securities Accounts;

(iv) all Documents;

(v) all Equipment;

(vi) all General Intangibles, including all Intellectual Property;

(vii) all Instruments;

(viii) all Inventory;

(ix) all other Goods;

(x) all Investment Property;

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(xi) all Letter-of-Credit Rights;

(xii) all Commercial Tort Claims described on Schedule VII, as such schedule may be supplemented from time to time pursuant to Section 4.02(e);

(xiii) all Fixtures;

(xiv) all books and records pertaining to the Article 9 Collateral; and

(xv) all Proceeds and products of any and all of the foregoing and all collateral security and guarantees given by any Person with respect to any of the foregoing.

Notwithstanding anything herein to the contrary, to the extent and for so long as any asset is an Excluded Asset, the Security Interest granted under this Section 4.01 shall not attach to, and the term “Article 9 Collateral” shall not include, such Excluded Asset; provided that the Security Interest shall immediately attach to, and the Article 9 Collateral shall immediately include, any such asset (or portion thereof) upon such asset (or such portion) ceasing to be an Excluded Asset.

(b) Each Grantor hereby irrevocably authorizes the Administrative Agent (or its designee) at any time and from time to time to file in any relevant jurisdiction any financing statements (including fixture filings) with respect to the Article 9 Collateral or any part thereof and amendments thereto that (i) indicate the Collateral as “all assets, whether now owned or hereafter acquired” of such Grantor or words of similar effect or of a lesser scope or with greater detail and (ii) contain the information required by Article 9 of the Uniform Commercial Code of each applicable jurisdiction for the filing of any financing statement or amendment, including (A) whether such Grantor is an organization, the type of organization and any organizational identification number issued to such Grantor and (B) in the case of a financing statement filed as a fixture filing or covering Article 9 Collateral constituting minerals or the like to be extracted or timber to be cut, a sufficient description of the real property to which such Article 9 Collateral relates. Each Grantor agrees to provide the information required for any such filing to the Administrative Agent promptly upon request.

Each Grantor also ratifies its authorization for the Administrative Agent (or its designee) to file in any relevant jurisdiction any initial financing statements or amendments thereto with respect to the Article 9 Collateral or any part thereof that are otherwise consistent with the preceding paragraph if filed prior to the Effective Date.

The Administrative Agent (or its designee) is further authorized by each Grantor to file with the United States Patent and Trademark Office or the United States Copyright Office (or any successor office or any similar office in any other country) such documents as may be necessary or advisable for the purpose of perfecting, confirming, continuing, enforcing or protecting the Security Interest granted by such Grantor, without the signature of any Grantor, and naming any Grantor or the Grantors as debtors and the Administrative Agent as secured party; provided that notwithstanding anything to the contrary in any of the Loan Documents, the Grantors shall not have any obligation to perfect any Security Interest or lien, or record any notice thereof, in any Article 9 Collateral consisting of Intellectual Property in any jurisdiction other than the United States.

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(c) The Security Interest and the security interest granted pursuant to Article III are granted as security only and shall not subject the Administrative Agent or any other Secured Party to, or in any way alter or modify, any obligation or liability of any Grantor with respect to or arising out of the Collateral.

SECTION 4.02. Representations and Warranties. The Grantors jointly and severally represent and warrant to the Administrative Agent for the benefit of the Secured Parties that:

(a) Each Grantor has good and valid rights in and title to the Article 9 Collateral with respect to which it has purported to grant the Security Interest and has full power and authority to grant to the Administrative Agent the Security Interest in such Article 9 Collateral pursuant hereto and to execute, deliver and perform its obligations in accordance with the terms of this Agreement, without the consent or approval of any other Person other than any consent or approval that has been obtained.

(b) The Perfection Certificate has been duly prepared, completed and executed and the information set forth therein, including information set out in Schedule 1 thereto, is correct and complete in all material respects as of the Effective Date. The Uniform Commercial Code financing statements (including fixture filings, as applicable) prepared by the Administrative Agent based upon the information provided to the Administrative Agent in the Perfection Certificate for filing in each governmental, municipal or other office specified in Schedule 2(a) or 2(b) to the Perfection Certificate (or specified by notice from the Company to the Administrative Agent after the Effective Date in the case of filings, recordings or registrations required by the Credit Agreement after the Effective Date are all the filings, recordings and registrations (other than filings required to be made in the United States Patent and Trademark Office and the United States Copyright Office in order to perfect the Security Interest in the Article 9 Collateral consisting of United States issued Patents and published United States Patent applications, United States registered Trademarks (and Trademarks for which United States applications for registration are pending), United States registered Copyrights and United States exclusive Copyright Licenses under which a Grantor is a licensee) that are necessary to publish notice of and protect the validity of and to establish a legal, valid and perfected security interest in favor of the Administrative Agent (for the benefit of the Secured Parties) in respect of all Article 9 Collateral in which the Security Interest may be perfected by filing, recording or registration in the United States of America, and no further or subsequent filing, refiling, recording, rerecording, registration or reregistration is necessary with respect to any such Article 9 Collateral in any such jurisdiction, except as provided under applicable law with respect to the filing of continuation statements. A patent security agreement in the form of Exhibit II-A hereto, a trademark security agreement in the form of Exhibit II-B hereto, and a copyright security agreement in the form of Exhibit II-C hereto (such agreements being collectively referred to herein as the “IP Security Agreements”), in each case

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containing a description of the Article 9 Collateral consisting of United States issued Patents and published United States Patent applications, United States registered Trademarks (and Trademarks for which United States applications for registration are pending), United States registered Copyrights and United States exclusive Copyright Licenses under which a Grantor is a licensee, as applicable, and executed by each Grantor owning any such Article 9 Collateral, have been delivered to the Administrative Agent for recording with the United States Patent and Trademark Office and the United States Copyright Office, as applicable, pursuant to applicable law and regulation, to protect the validity of and to establish a legal, valid and perfected security interest in favor of the Administrative Agent (for the benefit of the Secured Parties) in respect of all Article 9 Collateral consisting of United States issued Patents and published United States Patent applications, United States registered Trademarks (and Trademarks for which United States applications for registration are pending), United States registered Copyrights and United States exclusive Copyright Licenses under which a Grantor is a licensee in which a security interest may be perfected by filing, recording or registration in the United States of America, and no further or subsequent filing, refiling, recording, rerecording, registration or reregistration is necessary with respect to any such Article 9 Collateral in any such jurisdiction (other than such actions as are necessary to perfect the Security Interest with respect to any Article 9 Collateral consisting of United States Patents, United States registered Trademarks and United States registered Copyrights and United States exclusive Copyright Licenses under which a Grantor is a licensee (or registration or application for registration thereof) acquired or developed after the Effective Date).

(c) The Security Interest constitutes (i) a legal and valid security interest in all the Article 9 Collateral securing the payment of the Obligations, (ii) subject to the filings described in Section 4.02(b), a perfected security interest in all Article 9 Collateral in which a security interest may be perfected by filing, recording or registering a financing statement or analogous document in the United States of America pursuant to the Uniform Commercial Code or other applicable law in such jurisdictions and (iii) a security interest that shall be perfected in all Article 9 Collateral in which a security interest may be perfected upon the receipt and recording of the IP Security Agreements with the United States Patent and Trademark Office and the United States Copyright Office, as applicable. The Security Interest is and shall be prior to any other Lien on any of the Article 9 Collateral, other than Liens expressly permitted pursuant to Section 6.02 of the Credit Agreement to have equal or greater priority.

(d) Schedule VI sets forth, as of the Effective Date, a true and complete list (in all material respects), with respect to each Grantor, of (i) all Patents owned by such Grantor that have been granted by the United States Patent and Trademark Office and for which published United States registration applications are pending, (ii) all Copyrights owned by such Grantor that have been registered with the United States Copyright Office, (iii) all Trademarks owned by such Grantor that have been registered with the United States Patent and Trademark Office and for which United States registration applications are pending, and (iv) all exclusive Copyright Licenses under which such Grantor is a licensee, in each case truly and completely specifying the name of the registered owner, title or mark, registration or application number and (except

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with respect to Copyrights) registration date (if already registered) or application date and, with respect to any such exclusive Licenses, the licensee, the licensor and date of license agreement. In the event any Supplement or any certificate delivered pursuant to Section 4.03(b) shall set forth any Intellectual Property described in the foregoing (i) through (vi), Schedule VI shall be deemed to be supplemented to include the reference to such Intellectual Property, in the same form as such reference is set forth on such certificate or Supplement.

(e) Schedule VII sets forth, as of the Effective Date, a true and complete list, with respect to each Grantor, of each Commercial Tort Claim seeking damages in an amount reasonably estimated to exceed $10,000,000 held by any Grantor, including a brief description thereof. In the event any Supplement or any certificate delivered pursuant to Section 4.03(b) shall set forth any Commercial Tort Claim, Schedule VII shall be deemed to be supplemented to include the reference to such Commercial Tort Claim (and the description thereof), in the same form as such reference and description are set forth on such certificate or Supplement.

(f) No Grantor has filed or consented to the filing of (i) any financing statement or analogous document under the Uniform Commercial Code or any other applicable laws covering any Article 9 Collateral, (ii) any assignment in which any Grantor assigns any Collateral or any security agreement or similar instrument covering any Article 9 Collateral with the United States Patent and Trademark Office or the United States Copyright Office, (iii) any notice under the Assignment of Claims Act, or (iv) any assignment in which any Grantor assigns any Article 9 Collateral or any security agreement or similar instrument covering any Article 9 Collateral with any foreign governmental, municipal or other office, which financing statement or analogous document, assignment, security agreement or similar instrument is still in effect, except, in each case, for any of the foregoing related solely to Liens expressly permitted pursuant to Section 6.02 of the Credit Agreement.

SECTION 4.03. Covenants. (a) Each Grantor agrees (i) to be bound by the provisions of Section 5.04 of the Credit Agreement with the same force and effect, and to the same extent, as if each reference therein to the Company were a reference to such Grantor, (ii) promptly to provide the Administrative Agent with certified organizational documents reflecting any of the changes described in Section 5.04 of the Credit Agreement and (iii) to be bound by the provisions of Sections 2.16, 5.05, 5.06, 5.07, 5.08, 5.09, 5.10, 5.12, 5.14 and 9.20 of the Credit Agreement with the same force and effect, and to the same extent, as if such Grantor were a party to the Credit Agreement. Each Grantor agrees not to effect or permit any change referred to in the preceding sentence during any Non-Investment Grade Period unless all filings have been made (or the Administrative Agent shall have been advised of the Company’s intent to make such change and shall have received all the information necessary to, and shall have been authorized to, make all filings) under the Uniform Commercial Code or all actions otherwise required have been taken in order for the Administrative Agent to continue at all times following such change to have a valid, legal and perfected security interest, having the priority required by this Agreement, in all the Article 9 Collateral. Each Grantor agrees promptly to notify the Administrative Agent if any material portion of the Article 9 Collateral owned or held by such Grantor is damaged, destroyed, or subject to condemnation.

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(b) [Reserved].

(c) Each Grantor shall, at its own expense, take any and all commercially reasonable actions necessary to defend title to the Article 9 Collateral owned by such Grantor against all Persons and to defend the Security Interest of the Administrative Agent in the Article 9 Collateral and the priority thereof against any Lien not permitted pursuant to Section 6.02 of the Credit Agreement.

(d) Each Grantor agrees, at its own expense, to execute, acknowledge, deliver and cause to be duly filed all such further instruments, financing statements, agreements and documents and take all such other actions as the Administrative Agent may from time to time reasonably request to cause the Collateral and Guarantee Requirement to be and remain satisfied at all times or otherwise to effectuate the provisions of the Loan Documents.

(e) [Reserved].

(f) At its option, the Administrative Agent may discharge past due Taxes, assessments, charges, fees and Liens at any time levied or placed on the Article 9 Collateral that are not permitted by the Credit Agreement, and may pay for the maintenance and preservation of the Article 9 Collateral to the extent any Grantor fails to do so as required by this Agreement or the other Loan Documents, and each Grantor jointly and severally agrees to reimburse the Administrative Agent on demand for any payment made or any expense incurred by the Administrative Agent pursuant to the foregoing authorization (and any such payment made or expense waived shall be an additional Obligation secured hereby); provided that nothing in this Section 4.03(f) shall be interpreted as excusing any Grantor from the performance of, or imposing any obligation on the Administrative Agent or any Secured Party to cure or perform, any covenants or other promises of any Grantor with respect to Taxes, assessments, charges, fees and Liens and maintenance as set forth herein or in the other Loan Documents.

(g) Each Grantor shall remain liable to observe and perform all the conditions and obligations to be observed and performed by it under each contract, agreement or instrument relating to the Article 9 Collateral, all in accordance with the terms and conditions thereof, except where the failure to do so could not reasonably be expected to result in a Material Adverse Effect, and each Grantor jointly and severally agrees to indemnify and hold harmless the Administrative Agent and the Secured Parties from and against any and all liability for such performance.

(h) Each Grantor shall not transfer, and shall remain at all times in possession or control of, the Article 9 Collateral owned by it, except that the Grantors may use and dispose of the Article 9 Collateral in any lawful manner not inconsistent with the provisions of this Agreement, the Credit Agreement or any other Loan Document. Notwithstanding the foregoing, if an Event of Default shall have occurred

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and be continuing, each Grantor shall not sell, convey, lease, assign, transfer or otherwise dispose of any Article 9 Collateral, and shall remain at all times in possession or control of the Article 9 Collateral owned by it, other than any sale of inventory in the ordinary course of business in any lawful manner not inconsistent with the provisions of this Agreement, the Credit Agreement or any other Loan Document; provided that, if upon or during the continuance of any such Event of Default the maturity of the Loans has been accelerated, no Grantor may sell any Article 9 Collateral to the extent it has been designated by the Administrative Agent (which designation may be given by telephone if promptly confirmed in writing) as being subject to a sale in connection with its exercise of remedies hereunder and under the other Loan Documents.

(i) None of the Grantors will, without the Administrative Agent’s prior written consent, grant any extension of the time of payment of any Accounts or any Payment Intangibles included in the Article 9 Collateral, compromise, compound or settle the same for less than the full amount thereof, release, wholly or partly, any Person liable for the payment thereof or allow any credit or discount whatsoever thereon, other than extensions, compromises, settlements, releases, credits or discounts granted or made in the ordinary course of business and consistent with its current practices or as otherwise permitted by the Credit Agreement.

(j) Each Grantor irrevocably makes, constitutes and appoints the Administrative Agent (and its designees) as such Grantor’s true and lawful agent (and attorney-in-fact) for the purpose, upon the occurrence and during the continuance of an Event of Default, of making, settling and adjusting claims in respect of Article 9 Collateral under policies of insurance, endorsing the name of such Grantor on any check, draft, instrument or other item of payment for the proceeds of such policies of insurance and for making all determinations and decisions with respect thereto. In the event that any Grantor at any time or times shall fail to obtain or maintain any of the policies of insurance required pursuant to Section 5.08 of the Credit Agreement, or to pay any premium in whole or part relating thereto, the Administrative Agent may, without waiving or releasing any obligation or liability of the Grantors hereunder or any Event of Default, in its sole discretion, obtain and maintain such policies of insurance and pay such premium and take any other actions with respect thereto as the Administrative Agent deems advisable. All sums disbursed by the Administrative Agent in connection with this paragraph, including reasonable attorneys’ fees, court costs, expenses and other charges relating thereto, shall be payable upon demand by the Grantors to the Administrative Agent and shall be additional Obligations secured hereby.

SECTION 4.04. Instruments and Tangible Chattel Paper. Without limiting each Grantor’s obligations under Article III, if any Grantor shall at any time on or after the Effective Date hold or acquire any Instruments (other than any instrument with a face amount of less than $10,000,000) or Tangible Chattel Paper (other than Tangible Chattel Paper acquired in the ordinary course of business), such Grantor shall forthwith endorse, assign and deliver the same to the Administrative Agent, accompanied by such instruments of transfer or assignment duly executed in blank as the Administrative Agent may from time to time reasonably request. Prior to any delivery of

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any such Tangible Chattel Paper pursuant to the immediately preceding sentence, each Grantor shall hold all Chattel Paper included in the Collateral in its possession or control as bailee for the Administrative Agent, for the benefit of the Secured Parties, and shall not transfer possession or control of such Chattel Paper to any third party without the consent of the Administrative Agent. All such Chattel Paper is held at the locations identified in Schedule VIII, in the Electronic Invoice System or in other electronic document management systems (which may include document storage systems provided by third party vendors used in the ordinary course of the applicable Grantor’s business).

SECTION 4.05. Covenants Regarding Patent, Trademark and Copyright Collateral. (a) Except as shall be consistent with commercially reasonable business judgment, each Grantor agrees that it will not take any action or omit to take any action (and will exercise commercially reasonable efforts to prevent its licensees from taking any action or omitting to take any action) whereby any Patent material to the conduct of the business of the Company and the Subsidiaries is likely to become invalidated or dedicated to the public (except as a result of expiration of such Patent at the end of its statutory term).

(b) Except as shall be consistent with commercially reasonable business judgment, each Grantor will (and will exercise commercially reasonable efforts to cause its licensees or its sublicensees to), for each Trademark material to the conduct of the business of the Company and the Subsidiaries (i) maintain such Trademark in full force, free from any valid claim of abandonment or invalidity for non-use, (ii) maintain the quality of products and services offered under such Trademark and (iii) not knowingly use or knowingly permit the use of such Trademark in violation of any third-party rights.

(c) Each Grantor shall notify the Administrative Agent promptly if it knows that any Patent, Trademark or Copyright material to the conduct of the business of the Company and the Subsidiaries may become abandoned, lost or dedicated to the public, or of any materially adverse proceeding or determination (including the institution of any such proceeding or any such determination in the United States Patent and Trademark Office, United States Copyright Office or any court or similar office of any country, except for any office actions or other determinations in the ordinary course of prosecution before the United States Patent and Trademark Office or the United States Copyright Office or any similar office of any country) regarding such Grantor’s ownership of any such Patent, Trademark or Copyright, its right to register the same, or its right to keep and maintain the same.

(d) Except as shall be consistent with commercially reasonable business judgment, each Grantor will take all necessary steps that are consistent with its current practice (i) in any proceeding before the United States Patent and Trademark Office, United States Copyright Office or any office or agency in any political subdivision of the United States of America or in any other country or any political subdivision thereof, to maintain and pursue each material application relating to its Patents, Trademarks and/or Copyrights (and to obtain the relevant grant or registration) and (ii) to maintain each issued Patent and each registration of the Trademarks and Copyrights

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that is material to the conduct of any Grantor’s business, including timely filings of applications for renewal, affidavits of use, affidavits of incontestability and payment of maintenance fees, and, if consistent with good business judgment, to initiate opposition, interference and cancelation proceedings against third parties.

(e) In the event that any Grantor has reason to believe that any Article 9 Collateral consisting of a Patent, Trademark or Copyright material to the conduct of any Grantor’s business has been or is about to be infringed, misappropriated or diluted by a third party, such Grantor shall promptly notify the Administrative Agent and shall, take commercially reasonable action to sue for infringement, misappropriation or dilution and to recover any and all damages for such infringement, misappropriation or dilution, and take such other actions as are appropriate under the circumstances to protect such Article 9 Collateral, except, in each case, as shall be consistent with commercially reasonable business judgment.

(f) Upon the occurrence and during the continuance of an Event of Default, each Grantor shall, upon request of the Administrative Agent, use commercially reasonable efforts to obtain all requisite consents or approvals by the licensor of each Copyright License, Patent License or Trademark License under which such Grantor is a licensee to effect the assignment of all such Grantor’s right, title and interest thereunder to the Administrative Agent or its designee.

ARTICLE V

Remedies

SECTION 5.01. Remedies Upon Default. Upon the occurrence and during the continuance of an Event of Default, each Grantor agrees, at the Administrative Agent’s request, to assemble all or part of the Collateral and make it available to the Administrative Agent at places which the Administrative Agent shall reasonably select, whether at such Grantor’s premises or elsewhere to the Administrative Agent or any Person designated by the Administrative Agent and it is agreed that the Administrative Agent shall have the right to exercise remedies in accordance with Article VII of the Credit Agreement and in connection therewith to take any of or all the following actions at the same or different times: (a) with respect to any Article 9 Collateral consisting of registered or applied-for Intellectual Property, on demand, to cause the Security Interest to become an assignment, transfer and conveyance of any of or all such Article 9 Collateral by the applicable Grantors to the Administrative Agent, or to license or sublicense in accordance with Section 5.05, and (b) with or without legal process and with or without prior notice or demand for performance, to take possession of the Article 9 Collateral and without liability for trespass to enter any premises where the Article 9 Collateral may be located for the purpose of taking possession of or removing the Article 9 Collateral and, generally, to exercise any and all rights afforded to a secured party under the Uniform Commercial Code or other applicable law. Each Grantor agrees that the Administrative Agent shall have the right, subject to the mandatory requirements of applicable law and the notice requirements described below, and subject to any applicable notice requirements described in Article VII of the Credit Agreement, to sell

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or otherwise dispose of all or any part of the Collateral at a public or private sale or any securities exchange, for cash, upon credit or for future delivery as the Administrative Agent shall deem appropriate. The Administrative Agent shall be authorized at any such sale of securities (if it deems it advisable to do so) to restrict the prospective bidders or purchasers to Persons who will represent and agree that they are purchasing the Collateral for their own account for investment and not with a view to the distribution or sale thereof, and upon consummation of any such sale the Administrative Agent shall have the right to assign, transfer and deliver to the purchaser or purchasers thereof the Collateral so sold. Each such purchaser at any sale of Collateral shall hold the property sold absolutely free from any claim or right on the part of any Grantor, and each Grantor hereby waives (to the extent permitted by law) all rights of redemption, stay and appraisal that such Grantor now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted, in connection with any exercise of remedies by the Administrative Agent or the Secured Parties in respect of the Collateral.

The Administrative Agent shall give the applicable Grantors no less than 10 days’ prior written notice (which each Grantor agrees is reasonable notice within the meaning of Section 9-611 of the New York UCC or its equivalent in other jurisdictions) of the Administrative Agent’s intention to make any sale of Collateral. Such notice, in the case of a public sale, shall state the time and place for such sale and, in the case of a sale on a securities exchange, shall state the exchange at which such sale is to be made and the day on which the Collateral or portion thereof, will first be offered for sale at such exchange. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Administrative Agent may fix and state in the notice (if any) of such sale. At any such sale, the Collateral, or portion thereof, to be sold may be sold in one lot as an entirety or in separate parcels, as the Administrative Agent may (in its sole and absolute discretion) determine. The Administrative Agent shall not be obligated to make any sale of any Collateral if it shall determine not to do so, regardless of the fact that notice of sale of such Collateral shall have been given. The Administrative Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice (except any notice required by law), be made at the time and place to which the same was so adjourned. In case any sale of all or any part of the Collateral is made on credit or for future delivery, the Collateral so sold may be retained by the Administrative Agent until the sale price is paid by the purchaser or purchasers thereof, but none of the Administrative Agent or the other Secured Parties shall incur any liability in case any such purchaser or purchasers shall fail to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may be sold again upon like notice. In the event of a foreclosure by the Administrative Agent on any of the Collateral pursuant to a public or private sale or other disposition, the Administrative Agent or any Lender may be the purchaser or licensor of any or all of such Collateral at any such sale or other disposition, and the Administrative Agent, at the direction of the Required Lenders, as agent for and representative of the Secured Parties (but not any Lender or Lenders in its or their respective individual capacities unless the Required Lenders shall otherwise agree in writing) shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Collateral sold at any such public sale, to use and apply any of the

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Loan Document Obligations as a credit on account of the purchase price for any Collateral payable by the Administrative Agent on behalf of the Secured Parties at such sale or other disposition. For purposes hereof, a written agreement to purchase the Collateral or any portion thereof shall be treated as a sale thereof; the Administrative Agent shall be free to carry out such sale pursuant to such agreement and no Grantor shall be entitled to the return of the Collateral or any portion thereof subject thereto, notwithstanding the fact that after the Administrative Agent shall have entered into such an agreement all Events of Default shall have been remedied and the Obligations paid in full, but any such proceeds shall be paid over to the Grantors to the extent required by Section 5.02. As an alternative to exercising the power of sale herein conferred upon it, the Administrative Agent may proceed by a suit or suits at law or in equity to foreclose this Agreement and to sell the Collateral or any portion thereof pursuant to a judgment or decree of a court or courts having competent jurisdiction or pursuant to a proceeding by a court-appointed receiver. Each Grantor hereby waives any claims against the Administrative Agent arising by reason of the fact that the price at which any Collateral may have been sold at such a private sale was less than the price which might have been obtained at a public sale, even if the Administrative Agent accepts the first offer received and does not offer such Collateral to more than one offeree, and agrees that notwithstanding that a private sale of Collateral may result in a lower sale price than a public sale, such lower sale price will not, in and of itself, affect the commercially reasonableness of such sale for purposes of Section 9-610(b) of the Uniform Commercial Code.

SECTION 5.02. Application of Proceeds. The Administrative Agent shall apply the proceeds of any collection or sale of Collateral, including any Collateral consisting of cash, as follows:

FIRST, to the payment of all costs and expenses incurred by the Administrative Agent in connection with such collection or sale or otherwise in connection with this Agreement, any other Loan Document or any of the Obligations, including all court costs and the reasonable fees and expenses of its agents and legal counsel, the repayment of all advances made by the Administrative Agent hereunder or under any other Loan Document on behalf of any Grantor and any other reasonable costs or expenses incurred in connection with the exercise of any right or remedy hereunder or under any other Loan Document;

SECOND, to the payment in full of the Obligations (the amounts so applied to be distributed among the Secured Parties pro rata in accordance with the amounts of the Obligations owed to them on the date of any such distribution); and

THIRD, to the Grantors, their successors or assigns, or as a court of competent jurisdiction may otherwise direct.

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The Administrative Agent shall have absolute discretion as to the time of application of any such proceeds, moneys or balances in accordance with this Agreement. Upon any sale of Collateral by the Administrative Agent (including pursuant to a power of sale granted by statute or under a judicial proceeding), the receipt of the Administrative Agent or of the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Administrative Agent or such officer or be answerable in any way for the misapplication thereof. Notwithstanding the foregoing, the proceeds of any collection, sale, foreclosure or realization upon any Collateral of any Grantor, including any collateral consisting of cash, shall not be applied to any Excluded Swap Obligation of such Grantor and shall instead be applied to other secured obligations.

SECTION 5.03. Securities Act. In view of the position of the Grantors in relation to the Collateral, or because of other current or future circumstances, a question may arise under the Securities Act of 1933, as now or hereafter in effect, or any similar statute hereafter enacted analogous in purpose or effect (such Act and any such similar statute as from time to time in effect being called the “Federal Securities Laws”) with respect to any disposition of the Collateral permitted hereunder. Each Grantor understands that compliance with the Federal Securities Laws might very strictly limit the course of conduct of the Administrative Agent if the Administrative Agent were to attempt to dispose of all or any part of the Collateral, and might also limit the extent to which or the manner in which any subsequent transferee of any Collateral could dispose of the same. Similarly, there may be other legal restrictions or limitations affecting the Administrative Agent in any attempt to dispose of all or part of the Collateral under applicable “blue sky” or other state securities laws or similar laws analogous in purpose or effect. Each Grantor recognizes that in light of such restrictions and limitations the Administrative Agent may, with respect to any sale of the Collateral, limit the purchasers to those who will agree, among other things, to acquire such Collateral for their own account, for investment, and not with a view to the distribution or resale thereof. Each Grantor acknowledges and agrees that in light of such restrictions and limitations, the Administrative Agent, in its sole and absolute discretion, (a) may proceed to make such a sale whether or not a registration statement for the purpose of registering such Pledged Collateral or part thereof shall have been filed under the Federal Securities Laws to the extent the Administrative Agent has determined that such a registration is not required by any Requirement of Law and (b) may approach and negotiate with a limited number of potential purchasers (including a single potential purchaser) to effect such sale. Each Grantor acknowledges and agrees that any such sale might result in prices and other terms less favorable to the seller than if such sale were a public sale without such restrictions. In the event of any such sale, none of the Administrative Agent or the other Secured Parties shall incur any responsibility or liability for selling all or any part of the Collateral at a price that the Administrative Agent, in its sole and absolute discretion, may in good faith deem reasonable under the circumstances, notwithstanding the possibility that a substantially higher price might have been realized if the sale were deferred until after registration as aforesaid or if more than a limited number of purchases (or a single purchaser) were approached. The provisions of this Section 5.03 will apply notwithstanding the existence of a public or private market upon which the quotations or sales prices may exceed substantially the price at which the Administrative Agent sells.

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SECTION 5.04. Registration. Each Grantor agrees that, upon the occurrence and during the continuance of an Event of Default, if for any reason the Administrative Agent desires to sell any of the Collateral at a public sale, it will, at any time and from time to time, upon the written request of the Administrative Agent, use its best efforts to take or to cause the issuer of such Collateral to take such action and prepare, distribute and/or file such documents, as are required or advisable in the reasonable opinion of counsel for the Administrative Agent to permit the public sale of such Collateral. Each Grantor further agrees to indemnify, defend and hold harmless the Administrative Agent, each other Secured Party, any underwriter and their respective affiliates and their respective officers, directors, affiliates and controlling persons from and against all loss, liability, expense or claims (including the reasonable fees, disbursements and other charges of one counsel for all such persons, and, if necessary, one firm of local counsel in each appropriate jurisdiction (which may include a single special counsel acting in multiple jurisdictions) (including the costs of investigation) that they may incur insofar as such loss, liability, expense or claim arises out of or is based upon any alleged untrue statement of a material fact by or on behalf of a Grantor contained in any prospectus (or any amendment or supplement thereto) or in any notification or offering circular, or arises out of or is based upon any alleged omission by or on behalf of a Grantor to state a material fact required to be stated therein or necessary to make the statements in any thereof not misleading. Each Grantor further agrees, upon such written request referred to above, to use its best efforts to qualify, file or register, or cause the issuer of such Collateral to qualify, file or register, any of the Collateral under the “blue sky” or other securities laws of such states as may be requested by the Administrative Agent and keep effective, or cause to be kept effective, all such qualifications, filings or registrations. Each Grantor will bear all costs and expenses of carrying out its obligations under this Section 5.04. Each Grantor acknowledges that there is no adequate remedy at law for failure by it to comply with the provisions of this Section 5.04 and that such failure would not be adequately compensable in damages, and therefore agrees that its agreements contained in this Section 5.04 may be specifically enforced.

SECTION 5.05. Grant of License To Use Intellectual Property. For the purpose of enabling the Administrative Agent to exercise rights and remedies under this Agreement at such time as the Administrative Agent shall be lawfully entitled to exercise such rights and remedies, each Grantor hereby grants to the Administrative Agent an irrevocable, nonexclusive license and, to the extent permitted under Licenses granting such Grantor rights in Intellectual Property, sublicense (exercisable without payment of royalty or other compensation to the Grantors) to use, license or sublicense any of the Article 9 Collateral consisting of Intellectual Property now owned or hereafter acquired by such Grantor, and wherever the same may be located, and including in such license reasonable access to all media in which any of the licensed items may be recorded or stored and to all computer software and programs used for the compilation or printout thereof, and, to the extent permitted by applicable law, the right to prosecute and maintain all Intellectual Property and the right to sue for infringement of the Intellectual Property. Each Grantor further agrees to cooperate with the Administrative Agent in any attempt to prosecute or maintain the Intellectual Property or sue for infringement of the Intellectual Property. The use of such license by the Administrative Agent may be

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exercised, at the option of the Administrative Agent, only upon the occurrence and during the continuation of an Event of Default; provided (i) that any license, sublicense or other transaction entered into by the Administrative Agent in accordance herewith shall be binding upon the Grantors notwithstanding any subsequent cure of an Event of Default, (ii) such license shall be subject to the rights of any licensee under any exclusive License granted prior to such Event of Default, (iii) the quality of any services or products in connection with which any Trademarks included in the Article 9 Collateral are used will not be materially inferior to the quality of such services and products sold by any Grantor under such Trademarks immediately prior to such Event of Default and such Grantor shall have the right to inspect any such services and products to monitor compliance with such standard, and (iv) to the extent such license is a sublicense of any Grantor’s rights as licensee under any License, the license to the Administrative Agent shall act in accordance with any limitations in such License actually known to it, including prohibitions on further sublicensing.

ARTICLE VI

Indemnity, Subrogation and Subordination

SECTION 6.01. Indemnity and Subrogation. In addition to all such rights of indemnity and subrogation as the Guarantors may have under applicable law (but subject to Section 6.03 in respect of any payment hereunder), the Company agrees that (a) in the event a payment in respect of any Obligation shall be made by any Guarantor under this Agreement, the Company shall indemnify such Guarantor for the full amount of such payment and such Guarantor shall be subrogated to the rights of the Person to whom such payment shall have been made to the extent of such payment and (b) in the event any assets of any Guarantor or Grantor shall be sold pursuant to this Agreement, the Pledge Agreement or any other Security Document to satisfy in whole or in part any Obligation or any Shared Pledge Obligation, the Company shall indemnify such Guarantor or Grantor in an amount equal to the greater of the book value or the fair market value of the assets so sold.

SECTION 6.02. Contribution and Subrogation. Each Guarantor and Grantor (a “Contributing Party”) agrees (subject to Section 6.03) that, in the event a payment shall be made by any other Guarantor hereunder in respect of any Obligation or assets of any other Guarantor or Grantor (other than the Company) shall be sold pursuant to this Agreement, the Pledge Agreement or any other Security Document to satisfy any Obligation or Shared Pledge Obligation and such other Guarantor or Grantor (the “Claiming Party”) shall not have been fully indemnified by the Company as provided in Section 6.01, the Contributing Party shall indemnify the Claiming Party in an amount equal to the amount of such payment or the greater of the book value or the fair market value of such assets (the “Indemnified Amount”), as the case may be, in each case multiplied by a fraction of which the numerator shall be the net worth of the Contributing Party on the Effective Date (or, in the case of any Guarantor or Grantor becoming a party hereto pursuant to Section 8.13 or to the Pledge Agreement pursuant to Section 5.13 thereof, the date of the supplement hereto or to the Pledge Agreement, as the case may be, executed and delivered by such Guarantor or Grantor) and the denominator shall be

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the aggregate net worth of all the Guarantors and Grantors on the Effective Date (or, in the case of any Guarantor or Grantor becoming a party hereto pursuant to Section 8.13 or to the Pledge Agreement pursuant to Section 5.13 thereof, such other date). Any Contributing Party making any payment to a Claiming Party pursuant to this Section 6.02 shall (subject to Section 6.03) be subrogated to the rights of such Claiming Party under Section 6.01 to the extent of such payment. Notwithstanding the foregoing, to the extent that any Claiming Party’s right to indemnification hereunder arises from a payment or sale of Collateral made to satisfy Obligations constituting Swap Obligations, only those Contributing Parties for whom such Swap Obligations do not constitute Excluded Swap Obligations shall indemnify such Claiming Party, with the fraction set forth in the second preceding sentence being modified as appropriate to provide for indemnification of the entire Indemnified Amount.

SECTION 6.03. Subordination. (a) Notwithstanding any provision of this Agreement to the contrary, all rights of the Guarantors and Grantors under Sections 6.01 and 6.02 and all other rights of the Guarantors and Grantors of indemnity, contribution or subrogation under applicable law or otherwise shall be fully subordinated to the indefeasible payment in full in cash of the Obligations and the Shared Pledge Credit Agreement Obligations. No failure on the part of the Company or any other Guarantor or Grantor to make the payments required by Sections 6.01 and 6.02 (or any other payments required under applicable law or otherwise) shall in any respect limit the obligations and liabilities of any Guarantor or Grantor with respect to its obligations hereunder or under the Pledge Agreement, and each Guarantor and Grantor shall remain liable for the full amount of the obligations of such Guarantor or Grantor hereunder and under the Pledge Agreement.

(b) Each Guarantor and Grantor hereby agrees that all Indebtedness and other monetary obligations owed by it to, or to it by, any other Guarantor, Grantor or any other Subsidiary shall be fully subordinated to the indefeasible payment in full in cash of the Obligations and the Shared Pledge Credit Agreement Obligations.

ARTICLE VII

Foreign Borrower Guarantee

SECTION 7.01. Guarantee. Each Foreign Borrower irrevocably and unconditionally guarantees to each of the Secured Parties, jointly with the other Foreign Borrowers and severally, as a primary obligor and not merely as a surety, the due and punctual payment and performance of the Foreign Borrower Obligations. Each Foreign Borrower further agrees that the Foreign Borrower Obligations may be extended or renewed, in whole or in part, or amended or modified, without notice to or further assent from it, and that it will remain bound upon its guarantee hereunder notwithstanding any extension, renewal, amendment or modification of any Foreign Borrower Obligation. Each Foreign Borrower waives presentment to, demand of payment from and protest to any Foreign Borrower or any other Loan Party of any of the Foreign Borrower Obligations, and also waives notice of acceptance of its guarantee hereunder and notice of protest for nonpayment.

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SECTION 7.02. Guarantee of Payment; Continuing Guarantee. Each Foreign Borrower further agrees that its guarantee hereunder constitutes a guarantee of payment when due (whether or not any bankruptcy, insolvency, receivership, examinership or similar proceeding shall have stayed the accrual or collection of any of the Foreign Borrower Obligations or operated as a discharge thereof) and not merely of collection, and waives any right to require that any resort be had by the Administrative Agent or any other Secured Party to any security held for the payment of any of the Foreign Borrower Obligations or to any balance of any deposit account or credit on the books of the Administrative Agent or any other Secured Party in favor of any Foreign Borrower, any other Loan Party, or any other Person. Each Foreign Borrower agrees that its guarantee hereunder is continuing in nature and applies to all Foreign Borrower Obligations, whether currently existing or hereafter incurred.

SECTION 7.03. No Limitations. (a) Except for the termination and release of a Foreign Borrower’s obligations hereunder as expressly provided in Section 8.12, the obligations of each Foreign Borrower hereunder shall not be subject to any reduction, limitation, impairment or termination for any reason, including any claim of waiver, release, surrender, alteration or compromise of any of the Foreign Borrower Obligations, and shall not be subject to any defense or set-off, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality or unenforceability of any of the Foreign Borrower Obligations, any impossibility in the performance of any of the Foreign Borrower Obligations, or otherwise. Without limiting the generality of the foregoing, except for the termination or release of its obligations hereunder as expressly provided in Section 8.12, the obligations of each Foreign Borrower hereunder shall not be discharged or impaired or otherwise affected by (i) the failure of the Administrative Agent or any other Secured Party to assert any claim or demand or to enforce any right or remedy under the provisions of any Loan Document or otherwise; (ii) any rescission, waiver, amendment or modification of, or any release from any of the terms or provisions of, any Loan Document or any other agreement, including with respect to any other Foreign Borrower under this Agreement; (iii) the release of, or any impairment of or failure to perfect any Lien on, any security held by the Administrative Agent or any other Secured Party for any of the Foreign Borrower Obligations; (iv) any default, failure or delay, wilful or otherwise, in the performance of any of the Foreign Borrower Obligations; (v) any other act or omission that may or might in any manner or to any extent vary the risk of any Foreign Borrower or otherwise operate as a discharge of any Foreign Borrower as a matter of law or equity (other than the indefeasible payment in full in cash of all the Foreign Borrower Obligations); (vi) any illegality, lack of validity or lack of enforceability of any of the Foreign Borrower Obligations; (vii) any change in the corporate existence, structure or ownership of any Loan Party, or any insolvency, bankruptcy, receivership, examinership, reorganization or other similar proceeding affecting any Loan Party or its assets or any resulting release or discharge of any of the Foreign Borrower Obligations; (viii) the existence of any claim, set-off or other rights that any Foreign Borrower may have at any time against any Foreign Borrower, the Administrative Agent, any other Secured Party or any other Person, whether in connection with the Credit Agreement, the other Loan Documents or any unrelated transaction; (ix) this Agreement having been determined (on whatsoever grounds) to be invalid, non-binding or unenforceable against any other Foreign Borrower ab initio or at

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any time after the Effective Date; (x) the fact that any Person that, pursuant to the Loan Documents, was required to become a party hereto may not have executed or is not effectually bound by this Agreement, whether or not this fact is known to the Secured Parties, (xi) any action permitted or authorized hereunder; or (xii) any other circumstance (including any statute of limitations), or any existence of or reliance on any representation by the Administrative Agent, any other Secured Party or any other Person, that might otherwise constitute a defense to, or a legal or equitable discharge of, any Foreign Borrower or any other guarantor or surety (other than the payment in full in cash of all the Foreign Borrower Obligations (excluding contingent obligations as to which no claim has been made) and the expiration, termination or cash collateralization of each Letter of Credit issued for the account of a Foreign Borrower). Each Foreign Borrower expressly authorizes the Secured Parties to take and hold security for the payment and performance of the Foreign Borrower Obligations, to exchange, waive or release any or all such security (with or without consideration), to enforce or apply such security and direct the order and manner of any sale thereof in their sole discretion or to release or substitute any one or more other guarantors or obligors upon or in respect of the Foreign Borrower Obligations, all without affecting the obligations of any Foreign Borrower hereunder.

(b) To the fullest extent permitted by applicable law, each Foreign Borrower waives any defense based on or arising out of any defense of any Foreign Borrower or any other Loan Party or the unenforceability of the Foreign Borrower Obligations or any part thereof from any cause, or the cessation from any cause of the liability of any Foreign Borrower or any other Loan Party, other than the indefeasible payment in full in cash of all the Foreign Borrower Obligations. The Administrative Agent and the other Secured Parties may, at their election, foreclose on any security held by one or more of them by one or more judicial or nonjudicial sales, accept an assignment of any such security in lieu of foreclosure, compromise or adjust any part of the Foreign Borrower Obligations, make any other accommodation with any Foreign Borrower or any other Loan Party or exercise any other right or remedy available to them against any Foreign Borrower or any other Loan Party, without affecting or impairing in any way the liability of any Foreign Borrower hereunder except to the extent the Foreign Borrower Obligations have been fully and indefeasibly paid in full in cash. To the fullest extent permitted by applicable law, each Foreign Borrower waives any defense arising out of any such election even though such election operates, pursuant to applicable law, to impair or to extinguish any right of reimbursement or subrogation or other right or remedy of such Foreign Borrower against any Foreign Borrower or any other Loan Party, as the case may be, or any security.

SECTION 7.04. Reinstatement. Each Foreign Borrower agrees that, unless released pursuant to Section 8.12, its guarantee hereunder shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of any Foreign Borrower Obligation is rescinded or must otherwise be restored by the Administrative Agent or any other Secured Party upon the bankruptcy or reorganization (or any analogous proceeding in any jurisdiction) of any Foreign Borrower, any other Loan Party or otherwise.

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SECTION 7.05. Agreement to Pay; Subrogation. In furtherance of the foregoing and not in limitation of any other right that the Administrative Agent or any other Secured Party has at law or in equity against any Foreign Borrower by virtue hereof, upon the failure of any Foreign Borrower or any other Loan Party to pay any Foreign Borrower Obligation when and as the same shall become due, whether at maturity, by acceleration, after notice of prepayment or otherwise, each Foreign Borrower hereby promises to and will forthwith pay, or cause to be paid, to the Administrative Agent for distribution to the applicable Secured Parties in cash the amount of such unpaid Foreign Borrower Obligation. Upon payment by any Foreign Borrower of any sums to the Administrative Agent as provided above, all rights of such Foreign Borrower against any Foreign Borrower arising as a result thereof by way of right of subrogation, contribution, reimbursement, indemnity or otherwise shall in all respects be fully subordinated to the indefeasible payment in full in cash of the Foreign Borrower Obligations.

SECTION 7.06. Information. Each Foreign Borrower (a) assumes all responsibility for being and keeping itself informed of the Foreign Borrowers’ and each other Loan Party’s financial condition and assets, and of all other circumstances bearing upon the risk of nonpayment of the Foreign Borrower Obligations and the nature, scope and extent of the risks that such Foreign Borrower assumes and incurs hereunder, and (b) agrees that none of the Administrative Agent or the other Secured Parties will have any duty to advise such Foreign Borrower of information known to it or any of them regarding such circumstances or risks.

SECTION 7.07. Taxes. The provisions of Section 2.16 of the Credit Agreement shall apply to each Foreign Borrower, mutatis mutandis.

SECTION 7.08. Keepwell. Each Foreign Borrower that is a Qualified ECP Guarantor (each an “FB Qualified ECP Guarantor”) hereby jointly and severally absolutely, unconditionally and irrevocably undertakes to provide such funds or other support as may be needed from time to time by each other Foreign Borrower to honor all of its obligations under this Agreement in respect of Swap Obligations (provided, however, that each FB Qualified ECP Guarantor shall only be liable under this Section 7.08 for the maximum amount of such liability that can be hereby incurred within the limitations, if any, set forth for such Foreign Borrower in this Article VII, and not for any greater amount). The obligations of each FB Qualified ECP Guarantor under this Section 7.08 shall remain in full force and effect until the indefeasible payment in full in cash of all the Foreign Borrower Obligations. Each FB Qualified ECP Guarantor intends that this Section 7.08 constitute, and this Section 7.08 shall be deemed to constitute, a “keepwell, support, or other agreement” for the benefit of each other Foreign Borrower for all purposes of Section la(18)(A)(v)(II) of the Commodity Exchange Act.

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ARTICLE VIII

Miscellaneous

SECTION 8.01. Notices. All communications and notices hereunder shall (except as otherwise expressly permitted herein) be in writing and given in the manner provided in Section 9.01 of the Credit Agreement. All communications and notices hereunder to any Subsidiary Loan Party or Foreign Borrower shall be given to it in care of the Company in the manner provided in Section 9.01 of the Credit Agreement.

SECTION 8.02. Waivers; Amendment. (a) No failure or delay by the Administrative Agent, any Issuing Bank or any Lender in exercising any right or power hereunder or under any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Administrative Agent, the Issuing Banks and the Lenders hereunder and under the other Loan Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Agreement or consent to any departure by any Loan Party therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. Without limiting the generality of the foregoing, the execution and delivery of this Agreement, the making of a Loan or issuance of a Letter of Credit shall not be construed as a waiver of any Default, regardless of whether the Administrative Agent, any Lender or any Issuing Bank may have had notice or knowledge of such Default at the time. No notice or demand on any Loan Party in any case shall entitle any Loan Party to any other or further notice or demand in similar or other circumstances.

(b) Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Administrative Agent and the Loan Party or Loan Parties with respect to which such waiver, amendment or modification is to apply, subject to any consent required in accordance with Section 9.02 of the Credit Agreement; provided that the Administrative Agent may, without the consent of any Secured Party, consent to a departure by any Loan Party from any covenant of such Loan Party set forth herein to the extent such departure is consistent with the authority of the Administrative Agent set forth in the definition of the term “Collateral and Guarantee Requirement” in the Credit Agreement.

(c) This Agreement shall be construed as a separate agreement with respect to each Loan Party and may be amended, modified, supplemented, waived or released with respect to any Loan Party without the approval of any other Loan Party and without affecting the obligations of any other Loan Party hereunder.

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SECTION 8.03. Administrative Agent’s Fees and Expenses; Indemnification. (a) The Guarantors and the Grantors jointly and severally agree to reimburse the Administrative Agent for its reasonable fees and expenses incurred hereunder as provided in Section 9.03 of the Credit Agreement; provided that each reference therein to the “Company” shall be deemed to be a reference to the “Guarantors and Grantors.”

(b) The Guarantors and Grantors jointly and severally agree to indemnify and hold harmless each Indemnitee as provided in Section 9.03 of the Credit Agreement; provided that each reference therein to the “Company” shall be deemed to be a reference to the “Guarantors and Grantors.”

(c) Any amounts payable under this Section 8.03 shall be additional Obligations secured hereby and by the other Security Documents. The provisions of this Section shall survive and remain in full force and effect regardless of the termination of this Agreement or any other Loan Document, the consummation of the transactions contemplated hereby or thereby, the repayment of any of the Obligations, the invalidity or unenforceability of any term or provision of this Agreement or any other Loan Document or any investigation made by or on behalf of the Administrative Agent or any other Secured Party.

(d) All amounts due under this Section 8.03 shall be payable promptly after written demand therefore.

SECTION 8.04. Survival. All covenants, agreements, representations and warranties made by the Loan Parties in this Agreement or any other Loan Document and in the certificates or other instruments delivered in connection with or pursuant to this Agreement or any other Loan Document shall be considered to have been relied upon by the Administrative Agent, the Lenders, the Issuing Banks and the other Secured Parties and shall survive the execution and delivery of the Loan Documents and the making of any Loans and issuance of any Letters of Credit, regardless of any investigation made by or on behalf of the Administrative Agent, any Lender, any Issuing Bank or any other Person and notwithstanding that the Administrative Agent, any Lender, any Issuing Bank or any other Person may have had notice or knowledge of any Default or incorrect representation or warranty at the time any Loan Document is executed and delivered or any credit is extended under the Credit Agreement, and shall continue in full force and effect until such time as (a) all the Loan Document Obligations (including LC Disbursements, if any, but excluding contingent obligations as to which no claim has been made) have been paid in full in cash, (b) all Commitments have terminated or expired and (c) the LC Exposure has been reduced to zero (including as a result of obtaining the consent of the applicable Issuing Bank as described in Section 9.05 of the Credit Agreement) and the Issuing Banks have no further obligation to issue or amend Letters of Credit under the Credit Agreement.

SECTION 8.05. Counterparts; Effectiveness, Successors and Assignment. This Agreement may be executed in counterparts, (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which when taken together shall constitute a single contract. This Agreement shall become effective as to any Loan Party when a counterpart hereof executed on behalf of such Loan Party

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shall have been delivered to the Administrative Agent and a counterpart hereof shall have been executed on behalf of the Administrative Agent, and thereafter shall be binding upon such Loan Party and the Administrative Agent and their respective successors and assigns, and shall inure to the benefit of such Loan Party, the Administrative Agent and the other Secured Parties and their respective successors and assigns, except that no Loan Party may assign or otherwise transfer any of its rights or obligations hereunder or any interest herein or in the Collateral (and any attempted assignment or transfer by any Loan Party shall be null and void), except as expressly provided in this Agreement or the Credit Agreement. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or other electronic imaging shall be effective as delivery of a manually executed counterpart of this Agreement.

SECTION 8.06. Severability. Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction. The parties shall endeavor in good-faith negotiations to replace any invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of such invalid, illegal or unenforceable provisions.

SECTION 8.07. Right of Set-Off. If an Event of Default shall have occurred and be continuing, each Lender and Issuing Bank, and each Affiliate of any of the foregoing, is hereby authorized at any time and from time to time, to the fullest extent permitted by applicable law, to set off and apply any and all deposits (general or special, time or demand, provisional or final), in whatever currency) or other amounts at any time held and other obligations (in whatever currency) at any time owing by such Lender or Issuing Bank, or by such an Affiliate, to or for the credit or the account of any Loan Party against any of and all the obligations then due of such Loan Party now or hereafter existing under this Agreement held by such Lender or Issuing Bank, irrespective of whether or not such Lender or Issuing Bank shall have made any demand under this Agreement. The rights of each Lender and Issuing Bank, and each Affiliate of any of the foregoing, under this Section are in addition to other rights and remedies (including other rights of setoff) that such Lender, Issuing Bank or Affiliate may have.

SECTION 8.08. Governing Law; Jurisdiction; Consent to Service of Process. (a) This Agreement shall be construed in accordance with and governed by the law of the State of New York.

(b) Each of the Loan Parties hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or any other Loan Document, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of

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any such action or proceeding shall be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the Loan Parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement or any other Loan Document shall affect any right that the Administrative Agent, any Issuing Bank or any Lender may otherwise have to bring any action or proceeding relating to this Agreement or any other Loan Document against any Loan Party or any of its properties in the courts of any jurisdiction.

(c) Each of the Loan Parties hereby irrevocably and unconditionally waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or any other Loan Document in any court referred to in paragraph (b) of this Section. Each of the Loan Parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(d) Each party hereto irrevocably consents to service of process in the manner provided for notices in Section 8.01 and, in the case of each Foreign Borrower, to service of process upon its designated authorized agent for service of process as contemplated by Section 9.09(e) of the Credit Agreement. Nothing in this Agreement or any other Loan Document will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

(e) Each Grantor hereby irrevocably designates, appoints and empowers the Company as its designee, appointee and agent to receive, accept and acknowledge for and on its behalf, and in respect of its property, service of any and all legal process, summons, notices and documents that may be served in any such action or proceeding.

SECTION 8.09. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 8.09.

SECTION 8.10. Headings. Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.

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SECTION 8.11. Security Interest Absolute. All rights of the Administrative Agent hereunder, the Security Interest, the grant of the security interest in the Pledged Collateral and all obligations of each Loan Party hereunder shall be absolute and unconditional irrespective of (a) any lack of validity or enforceability of the Credit Agreement, any other Loan Document, any agreement with respect to any of the Obligations or any other agreement or instrument relating to any of the foregoing, (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment to or waiver of, or any consent to any departure from, the Credit Agreement, any other Loan Document, any agreement with respect to any of the Obligations or any other agreement or instrument relating to any of the foregoing, (c) any exchange, release or non-perfection of any Lien on other collateral securing, or any release or amendment to or waiver of, or any consent to any departure from, any guarantee of, all or any of the Obligations, or (d) any other circumstance that might otherwise constitute a defense available to, or a discharge of, any Grantor or Guarantor in respect of the Obligations or this Agreement.

SECTION 8.12. Termination or Release. (a) Subject to Section 2.04 and Section 7.04, this Agreement, the Guarantees made herein, the Security Interest and all other security interests granted hereby shall terminate when (i) all the Loan Document Obligations (including all LC Disbursements, if any, but excluding contingent obligations as to which no claim has been made) have been paid in full, (ii) all Commitments have terminated or expired and (iii) the LC Exposure has been reduced to zero (including as a result of obtaining the consent of the applicable Issuing Bank as described in Section 9.05 of the Credit Agreement) and the Issuing Banks have no further obligations to issue or amend Letters of Credit under the Credit Agreement. The obligations of the Foreign Borrowers under Article VII shall terminate when (i) all Foreign Obligations (including all LC Disbursements with respect to Foreign Borrowers, if any, but excluding contingent obligations as to which no claim has been made) have been paid in full, (ii) no Lender has any Commitment to provide Loans to any Foreign Borrower, (iii) the LC Exposure in relation to the Foreign Borrowers has been reduced to zero (including as a result of obtaining the consent of the applicable Issuing Bank as described in Section 9.05 of the Credit Agreement) and the Issuing Banks have no further obligations to issue or amend Letters of Credit to any Foreign Borrower under the Credit Agreement, and (iv) there shall be no Foreign Borrower under the Credit Agreement.

(b) The Guarantees made herein, the Security Interest and all other security interests granted hereby shall also terminate and be released with respect to a Guarantor, a Grantor or an asset at the time or times and in the manner set forth in Section 9.14 of the Credit Agreement. In the event of any such termination or release, Schedules IV, V, VI and VII to this Agreement shall be deemed to be modified to remove the Collateral with respect to which the Security Interest and the other security interests granted hereby have been so released. The obligations of a Foreign Borrower under Article VII shall terminate and be released with respect to a Foreign Borrower when the Company has delivered a Foreign Borrower Termination with respect to such Foreign Borrower to the Administrative Agent and such Foreign Borrower Termination shall have become effective in accordance with the requirements of Section 2.23(c) of the Credit Agreement.

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(c) Upon any sale or other transfer by any Grantor of any Collateral that is permitted under the Credit Agreement (other than a sale or other transfer to a Loan Party), or upon the effectiveness of any written consent to the release of the security interest granted hereby in any Collateral pursuant to Section 9.02 of the Credit Agreement, the Security Interest and all other security interests, as applicable, in such Collateral shall be automatically released. In the event of any such release, Schedules IV, V, VI and VII to this Agreement shall be deemed to be modified to remove the Collateral with respect to which the Security Interest and the other security interests granted hereby have been so released.

(d) In connection with any termination or release pursuant to paragraph (a), (b) or (c) of this Section 8.12, the Administrative Agent shall execute and deliver to any Grantor or Foreign Borrower, at such Grantor’s or Foreign Borrower’s expense, all documents that such Grantor or Foreign Borrower shall reasonably request to evidence such termination or release. Any execution and delivery of documents pursuant to this Section 8.12 shall be without recourse to or warranty by the Administrative Agent.

SECTION 8.13. Additional Subsidiaries. Pursuant to the Credit Agreement, certain Subsidiaries not a party hereto on the Effective Date may or may be required to become Guarantors and Grantors after the Effective Date. Upon the execution and delivery by the Administrative Agent and any such Subsidiary of a Supplement, any such Subsidiary shall become a Subsidiary Loan Party, a Guarantor and/or a Grantor hereunder, with the same force and effect as if originally named as such herein. The execution and delivery of any Supplement shall not require the consent of any other Loan Party. The rights and obligations of each Loan Party hereunder shall remain in full force and effect notwithstanding the addition of any new Subsidiary as a party to this Agreement.

SECTION 8.14. Administrative Agent Appointed Attorney-in-Fact. Each Grantor hereby appoints the Administrative Agent the attorney-in-fact of such Grantor for the purpose of carrying out the provisions of this Agreement and taking any action and executing any instrument that the Administrative Agent may deem necessary for the purpose of carrying out the provisions of this Agreement and taking any action and executing any instrument that the Administrative Agent may deem necessary or advisable to accomplish the purposes hereof, which appointment is irrevocable and coupled with an interest. Without limiting the generality of the foregoing, the Administrative Agent shall have the right, upon the occurrence and during the continuance of an Event of Default, with full power of substitution either in the Administrative Agent’s name or in the name of such Grantor (a) to receive, endorse, assign and/or deliver any and all notes, acceptances, checks, drafts, money orders or other evidences of payment relating to the Collateral or any part thereof; (b) to demand, collect, receive payment of, give receipt for and give discharges and releases of all or any of the Collateral; (c) to sign the name of

50

any Grantor on any invoice or bill of lading relating to any of the Collateral; (d) to send verifications of Accounts to any Account Debtor; (e) to commence and prosecute any and all suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect or otherwise realize on all or any of the Collateral or to enforce any rights in respect of any Collateral; (f) to settle, compromise, compound, adjust or defend any actions, suits or proceedings relating to all or any of the Collateral; (g) to notify, or to require any Grantor to notify, Account Debtors to make payment directly to the Administrative Agent; and (h) to use, sell, assign, transfer, pledge, make any agreement with respect to or otherwise deal with all or any of the Collateral, and to do all other acts and things necessary to carry out the purposes of this Agreement, as fully and completely as though the Administrative Agent were the absolute owner of the Collateral for all purposes, provided that nothing herein contained shall be construed as requiring or obligating the Administrative Agent to make any commitment or to make any inquiry as to the nature or sufficiency of any payment received by the Administrative Agent, or to present or file any claim or notice, or to take any action with respect to the Collateral or any part thereof or the moneys due or to become due in respect thereof or any property covered thereby. The Administrative Agent and the other Secured Parties shall be accountable only for amounts actually received as a result of the exercise of the powers granted to them herein, and neither they nor their officers, directors, employees or agents shall be responsible to any Grantor for any act or failure to act hereunder, except for their own gross negligence or wilful misconduct.

SECTION 8.15. Exculpatory Provisions. (a) The Administrative Agent may execute any of the powers granted under this Agreement and perform any duty hereunder either directly or by or through agents or attorneys-in-fact, and shall not be responsible for the gross negligence or wilful misconduct of any agents or attorneys-in-fact selected by it with reasonable care and without gross negligence or wilful misconduct.

(b) The Administrative Agent shall not be deemed to have actual, constructive, direct or indirect notice or knowledge of the occurrence of any Event of Default unless and until the Administrative Agent shall have received a notice of Event of Default or a notice from any Guarantor or Grantor or the Secured Parties to the Administrative Agent in its capacity as Administrative Agent indicating that an Event of Default has occurred. The Administrative Agent shall have no obligation either prior to or after receiving such notice to inquire whether an Event of Default has, in fact, occurred and shall be entitled to rely conclusively, and shall be fully protected in so relying, on any notice so furnished to it.

SECTION 8.16. Parallel Debt. (a) Notwithstanding any other provision of this Agreement, each of the Company and each Guarantor (each, a “Principal Party”) hereby irrevocably and unconditionally undertakes (such undertaking and the obligations and liabilities that are a result thereof being referred to as the “Parallel Debt” of such Principal Party) to pay to the Administrative Agent (in its personal capacity and not in its capacity as agent) an amount equal to the aggregate amount payable by such Principal Party in respect of each and every payment obligation owed to each and every Secured Party under the Loan Documents and, to the extent included in the Obligations, under any

51

Hedging Agreement or arising out of or in connection with Cash Management Services or Performance Support Instruments provided by any Secured Party (collectively, the “Principal Obligations”) in accordance with the terms and conditions of such Principal Obligations. The Parallel Debt of any Principal Party shall become due and payable as and when any Principal Obligation of such Principal Party becomes due and payable.

(b) The Administrative Agent and each Principal Party agree and acknowledge that:

(i) the Parallel Debt of each Principal Party constitutes an undertaking, obligation and liability of such Principal Party to the Administrative Agent (in its personal capacity and not in its capacity as agent) that is separate and independent from, and without prejudice to, any Principal Obligation and represents the Administrative Agent’s own claim as a creditor in its own right to receive payment of such Parallel Debt from such Principal Party (and for the avoidance of doubt, for purposes of Netherlands law, the Parallel Debt of each Principal Party constitutes independent claims (zelfstandige vorderingen) of the Administrative Agent vis-à-vis each Principal Party); and

(ii) the security interest created under the Loan Documents to secure the Parallel Debt is granted to the Administrative Agent in its capacity as sole creditor of the Parallel Debt and, for purposes of Netherlands law, each Principal Party and the Administrative Agent acknowledge that the Administrative Agent acts in its own name and not as representative (vertegenwoordiger) of the Secured Parties or any of them.

(c) The Administrative Agent and each Principal Party agree and acknowledge that:

(i) the Parallel Debt of each Principal Party shall be decreased if and to the extent that the Principal Obligations of such Principal Party have been paid or, in the case of guarantee obligations, discharged;

(ii) the Principal Obligations of each Principal Party shall be decreased if and to the extent that the Parallel Debt of such Principal Party has been paid or, in the case of guarantee obligations, discharged; and

(iii) the amount payable under the Parallel Debt of each Principal Party shall at no time exceed the amount payable under the Principal Obligations of such Principal Party.

(d) Any amount received or recovered by the Administrative Agent in respect of any Parallel Debt (including as a result of any enforcement proceedings) shall be applied in accordance with the terms of this Agreement and the other Security Documents.

(e) The Administrative Agent accepts the provisions of this clause 8.16 (Parallel Debt) on behalf of the Secured Parties.

52

(f) The rights of the Secured Parties (other than the Administrative Agent) to receive payment of amounts payable by each Principal Party under the Principal Obligations are several and are separate and independent from, and without prejudice to, the rights of the Administrative Agent to receive payment under this Section 8.16 and each Principal Party’s obligations under this Section 8.16 toward the Administrative Agent constitutes a single and separate obligation from any other debt or obligation of each Principal Party under the Principal Obligations.

[Signature Pages Follow]

53

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

NCR CORPORATION,

by	/s/ Robert Fishman
Name: Robert Fishman
Title: Senior Vice President and Chief Financial Officer

[Signature Page to Guarantee and Collateral Agreement]

Executed by NCR LIMITED acting
by:

/s/ Carolikne Kee
Signature of director

Director
Name of director:	Caroline Kee

in the presence of:

TKovacevic
Signature of witness

Name of witness: Tanja Kovacevic
Address: 5 Merchant Square, London W218Q
Occupation: Contract Manager

[Signature Page to Guarantee and Collateral Agreement]

NCR NEDERLAND B.V.,

by	/s/ John Boudreau
Name: John Boudreau
Title: Attorney-in-fact

[Signature Page to Guarantee and Collateral Agreement]

GIVEN under the Common Seal of

NCR GLOBAL SOLUTIONS LIMITED

and delivered as a deed:

/s/ William Wayne
Director

/s/ Bruce Gowans
Director

[Signature Page to Guarantee and Collateral Agreement]

NCR INTERNATIONAL, INC.,

by	/s/ John Boudreau
Name: John Boudreau
Title: Treasurer

[Signature Page to Guarantee and Collateral Agreement]

RADIANT PAYMENT SERVICES, LLC,

by	John Boudreau
Name: John Boudreau
Title: Treasurer

[Signature Page to Guarantee and Collateral Agreement]

DIGITAL INSIGHT CORPORATION,

by	/s/ John Boudreau
Name: John Boudreau
Title: Treasurer

[Signature Page to Guarantee and Collateral Agreement]

JPMORGAN CHASE BANK, N.A., as Administrative Agent,

by	/s/ Tina Ruyter
Name: Tina Ruyter
Title: Executive Director

[Signature Page to Guarantee and Collateral Agreement]

Schedule I to the

Collateral Agreement

SUBSIDIARY LOAN PARTIES

NCR International, Inc.

Radiant Payment Services, LLC

Digital Insight Corporation

Schedule II to the

Collateral Agreement

GRANTORS

NCR Corporation

NCR International, Inc.

Radiant Payment Services, LLC

Digital Insight Corporation

Schedule III to the

Collateral Agreement

GUARANTORS

NCR Corporation

NCR International, Inc.

Radiant Payment Services, LLC

Digital Insight Corporation

Schedule IV to the

Collateral Agreement

PLEDGED EQUITY INTERESTS

Loan Party	Issuer	Certificate Number	Number of Equity Interests	Percentage of Ownership Pledged
NCR Corporation	NCR EasyPoint LLC	N/A	N/A	100%
NCR Corporation	NCR Government Systems LLC	N/A	N/A	100%
NCR Corporation	NCR Middle East Holdings, LLC	N/A	N/A	100%
NCR Corporation	NCR International, Inc.	1 2	1,000 5.5517257	100%
NCR International, Inc.	NCR Corporation India Private Limited	39,869,271 to 219,149,185 9A	179,279,915	64.99%
NCR Corporation	NCR Corporation India Private Limited	710,292 to 710,486 4A	195	.01%
NCR International, Inc.	NCR France SNC	N/A	486,356	64.675%
NCR Corporation	NCR France SNC	N/A	2,444	0.325%
NCR Corporation	NCR Dutch Holdings C.V.	N/A	N/A	.01%
NCR International, Inc.	NCR Dutch Holdings C.V.	N/A	N/A	64.99%
NCR Corporation	Keynesplein Holding C.V.	N/A	N/A	58.175%
NCR International, Inc.	Keynesplein Holding C.V.	N/A	N/A	6.825%
NCR Corporation	Radiant Payment Services, LLC	N/A	N/A	100%
NCR International, Inc.	TCR Business Systems, Inc.	1	100	100%
NCR Corporation	NCR International S.e.n.c.	N/A	13,893	61.75%
NCR International, Inc.	NCR International S.e.n.c.	N/A	731	3.25%
NCR	Radiant Systems Retail	2	65	65%

International, Inc.	Solutions Pte Ltd. (Singapore)
NCR Corporation	Digital Insight Corporation	C-002	1,000	100%
NCR Corporation	Global Acquisition C.V.	N/A	N/A	64.99%
NCR Corporation	NCR Foreign Investco, LLC	N/A	N/A	100%
NCR Corporation	NCR Foreign Investco 1, LLC	N/A	N/A	65%
NCR International, Inc.	NCR Japan Ltd.	2	46,535,000	32.8%
NCR International, Inc.	NCR Canada Corporation	COM-2	65,003	65%
NCR Corporation	Moon Holdings S.P.V.	O-2	65	65%

Schedule V to the

Collateral Agreement

PLEDGED DEBT SECURITIES

Loan Party	Debtor	Type of Instrument	Outstanding Principal Amount
NCR Corporation	NCR Oesterreich Ges.m.b.H	Intercompany Note	EUR	12,815,847.05
NCR Corporation	Digital Insight Corporation	Intercompany Note		$1,045,000,000.00
NCR International, Inc.	NCR Corporation	Intercompany Note		$16,689,651.49
NCR International, Inc.	NCR Treasury Finance, Ltd.	Intercompany Note		$54,944,470.83
NCR International, Inc.	NCR Dutch Holdings C.V.	Intercompany Note		$48,045,931.34

Schedule VI to the

Collateral Agreement

INTELLECTUAL PROPERTY

Intellectual Property (Patents)

I.	Patents[1]

Registered Owner	Type	Title	Patent No.	Reg. Date
Fujitsu Ltd And NCR International Inc	Utility	Sheet bundle conveying apparatus and paper sheet handling apparatus	8448780	05/28/2013
NCR Corporation	Design	Barcode scanner weigh plate	D608362	01/19/2010
NCR Corporation	Design	Self-service terminal	D653012	01/24/2012
NCR Corporation	Design	Self-service terminal	D653013	01/24/2012
NCR Corporation	Design	Self-service terminal	D653014	01/24/2012
NCR Corporation	Design	Kiosk	D681030	04/30/2013
NCR Corporation	Design	Kiosk	D471192	03/04/2003
NCR Corporation	Design	Scanner tower	D560220	01/22/2008
NCR Corporation	Design	Self-service terminal	D505240	05/17/2005
NCR Corporation	Design	Price verifier	D480397	10/07/2003
NCR Corporation	Design	Privacy screen for a self-service terminal	D525410	07/18/2006
NCR Corporation	Design	Self-service terminal	D653417	01/31/2012
NCR Corporation	Design	Self-service terminal	D653418	01/31/2012
NCR Corporation	Design	Self-service terminal	D653419	01/31/2012
NCR Corporation	Design	Self-service terminal	D653420	01/31/2012
NCR Corporation	Design	Self-service terminal	D653421	01/31/2012
NCR Corporation	Design	Self-service terminal	D653422	01/31/2012
NCR Corporation	Design	Self-service terminal	D653423	01/31/2012
NCR Corporation	Design	Self-service terminal	D653424	01/31/2012
NCR Corporation	Design	Entertainment kiosk	D652454	01/17/2012
NCR Corporation	Design	Computer	D654495	02/21/2012
NCR Corporation	Design	Financial document processing module	D456586	04/30/2002
NCR Corporation	Design	Self-service terminal	D456587	04/30/2002
NCR Corporation	Design	Self-service terminal	D652601	01/17/2012
NCR Corporation	Design	Self-service terminal	D652602	01/17/2012
NCR Corporation	Design	Self-service terminal	D505765	05/31/2005
NCR Corporation	Design	Control device	D687783	08/13/2013
NCR Corporation	Design	Self-service terminal	D651784	01/03/2012
NCR Corporation	Design	Bar code reader	D454879	03/26/2002
NCR Corporation	Re-Issue	Point-of-sale system including isolation layer between client and server software	RE40576	11/18/2008
NCR Corporation	Re-Issue	Method of monitoring item shuffling in a post-scan area of a self-service checkout terminal	RE41093	02/02/2010
NCR Corporation	Re-Issue	Method of processing misoriented items in an image-based item processing system and an apparatus therefor	RE41418	07/06/2010
NCR Corporation	Re-Issue	Apparatus and method for operating a checkout system having a display monitor which displays both transaction information and customer-specific messages during a checkout transaction	RE41717	09/21/2010

[1]	* Subject to Master Acquisition Agreement dated as of January 6, 2016, by and among the Company, Receiptco LLC and Receiptco (UK), Ltd., and Intellectual Property Agreement dated as of January 6, 2016, by and between the Company and Receiptco LLC

2

Registered Owner	Type	Title	Patent No.		Reg. Date
NCR Corporation	Utility	Cash dispensing apparatus (ATM) and method for separating bank notes	5597996		01/28/1997
NCR Corporation	Utility	Sheet Separating apparatus	5630582		05/20/1997
NCR Corporation	Utility	Self-service, banking system	5661285		08/26/1997
NCR Corporation	Utility	Document drive apparatus for directing a document around a corner	5676368		10/14/1997
NCR Corporation	Utility	Indicator device	5676456		10/14/1997
NCR Corporation	Utility	Adjustable display mount	5697588		12/16/1997
NCR Corporation	Utility	Method for reinker reservoir pad insertion	5718031	*	02/17/1998
NCR Corporation	Utility	Display peripheral incorporating a wedge interface	5719382		07/02/1998
NCR Corporation	Utility	Shutter control mechanism	5721420		02/24/1998
NCR Corporation	Utility	Method of backlighting a display panel of an ATM	5739876		04/14/1998
NCR Corporation	Utility	Multilayerd thermal transfer medium for matte finish printing	5744226	*	04/28/1998
NCR Corporation	Utility	Security container	5746140		05/05/1998
NCR Corporation	Utility	Method and apparatus for enhancing security in a self-service checkout station	5747784		05/05/1998
NCR Corporation	Utility	Hypertext markup language (HTML) extensions for graphical reporting over an internet	5748188		05/05/1998
NCR Corporation	Utility	Method and apparatus for identifying names with a speech recognition program	5752230		05/12/1998
NCR Corporation	Utility	Electronic price label having a switched light	5753900		05/19/1998
NCR Corporation	Utility	Method of diagnosing communication problems of electronic price labels	5758064		05/26/1998
NCR Corporation	Utility	Shutter mechanism for card controlled self-service transaction terminal	5760380		06/02/1998
NCR Corporation	Utility	Method and apparatus for simulating bar code	5760383		06/02/1998
NCR Corporation	Utility	Browser kiosk system	5761071	[2]	06/02/1998
NCR Corporation	Utility	Electronic scale including a fault-detecting electronic display module	5767454		06/16/1998
NCR Corporation	Utility	Bar code error scanner	5767498		06/16/1998
NCR Corporation	Utility	Cash drawer assembly with cutter	5768965		06/23/1998
NCR Corporation	Utility	Access card for multiple accounts	5770843		6/23/1998
NCR Corporation	Utility	Overload protected loadcell	5773729		6/30/1998
NCR Corporation	Utility	Scale with reset extender bar	5773767		6/30/1998
NCR Corporation	Utility	Method of optimizing electronic price label systems	5794215		08/11/1998
NCR Corporation	Utility	Self-service terminal capable of detecting fraudulent use of an integrated circuit card	5796083		08/18/1998
NCR Corporation	Utility	Winding arbor having a plurality of air valves for making coreless paper rolls and method for using	5797559	*	08/25/1998
NCR Corporation	Utility	Selective pattern scanner	5818025		10/06/1998
NCR Corporation	Utility	Telephone tone security device	5818937		10/06/1998
NCR Corporation	Utility	Multilayered thermal transfer medium with opaque sub-coat	5824399	*	10/20/1998
NCR Corporation	Utility	Method of controlling viewability of a display screen and a device therefor by placing an LCD in front of a CRT	5825436		10/20/1998
NCR Corporation	Utility	Web information kiosk	5826267	[3]	10/20/1998

[2]	The Company shall use its commercially reasonable efforts to file a release with respect to the security interest held by MMV Financial Inc. dated 1/19/2007 and recorded at Reel/Frame 019019/0276 within a reasonable amount of time after the Effective Date.
[3]	The Company shall use its commercially reasonable efforts to file a release with respect to the security interest held by MMV Financial Inc. dated 1/19/2007 and recorded at Reel/Frame 01920/0105 within a reasonable amount of time after the Effective Date.

Registered Owner	Type	Title	Patent No.		Reg. Date
NCR Corporation	Utility	Card reader system including an invalidating device	5828043		10/27/1998
NCR Corporation	Utility	Greeting card kit having associated adhesive labels or stickers for customized greeting cards	5829790	*	11/03/1998
NCR Corporation	Utility	System and method for performing intelligent analysis of a computer database	5832496		11/03/1998
NCR Corporation	Utility	Electromagnetic actuators	5834863		11/10/1998
NCR Corporation	Utility	Financial transaction system	5835603		11/10/1998
NCR Corporation	Utility	Magnetic thermal transfer ribbon with aqueous ferrofluids	5843579	*	12/01/1998
NCR Corporation	Utility	Method and system for redeeming coupons	5844221		12/01/1998
NCR Corporation	Utility	Systems and methods for generating and displaying a symbolic representation of a network model	5845124		12/01/1998
NCR Corporation	Utility	Electronic price label having a two-part overlay arrangement	5847378		12/08/1998
NCR Corporation	Utility	System for data transmission between a wedge microcontroller and a personal computer microcontroller by disconnecting the keyboard microcontroller and placing the same in hold state	5848292		12/08/1998
NCR Corporation	Utility	User controlled browser identification disclosing mechanism	5848412		12/08/1998
NCR Corporation	Utility	Self service print terminal	5852977		12/29/1998/
NCR Corporation	Utility	Apparatus for detecting multiple superposed sheets	5853089		12/29/1998
NCR Corporation	Utility	Electronic shelf labels for mounting in c channels of retail shelves and method for mounting	5853196		12/29/1998
NCR Corporation	Utility	Electronic sign having automatic price display	5854474		12/29/1998
NCR Corporation	Utility	Method of displaying a government program message by an electronic price label	5854475		12/29/1998
NCR Corporation	Utility	Method of displaying a product restriction message by an electronic price label	5854476		12/29/1998
NCR Corporation	Utility	Management of client requests in a client-server environment	5857188		01/05/1999
NCR Corporation	Utility	Self-service terminal and method of performing a maintenance operation of a card reader of a self-service terminal	5861614		01/19/1999
NCR Corporation	Utility	Method of processing documents moving along a transport path of a document processing system and an apparatus therefor	5861646		01/19/1999
NCR Corporation	Utility	Self reading permanent electronic label for a computing device	5864126		01/26/1999
NCR Corporation	Utility	Magnetic thermal transfer ribbon with non-metallic magnets	5866637	*	02/02/1999
NCR Corporation	Utility	High print quality thermal transfer ribbons	5866643	*	02/02/1999
NCR Corporation	Utility	System and method for distributing configuration-dependent software revisions to a computer system	5867714		02/02/1999
NCR Corporation	Utility	Selective inking cassette	5868506	*	02/09/1999
NCR Corporation[4]	Utility	EPL scheduled price verification system and method	5870714		02/09/1999

[4]	Assignment recorded in error to Block Drug Company, Inc. NCR has requested a corrective assignment.

Registered Owner	Type	Title	Patent No.		Reg. Date
NCR Corporation	Utility	System and method for segmenting a database based upon data attributes	5870746		02/09/1999
NCR Corporation	Utility	Multi-functional retail terminal and associated method	5878211		03/02/1999
NCR Corporation	Utility	Thermal paper with security features	5883043	*	03/16/1999
NCR Corporation	Utility	Multiside coverage optical scanner	5886336		03/23/1999
NCR Corporation	Utility	Document picker apparatus	5890709		04/06/1999
NCR Corporation	Utility	Document feeder apparatus	5890710		04/06/1999
NCR Corporation	Utility	Document feeder tray	5890712		04/06/1999
NCR Corporation	Utility	Low profile planar scanner	5892214		04/06/1999
NCR Corporation	Utility	Method and apparatus for routing voice and video calls to a group of agents	5894512		04/13/1999
NCR Corporation	Utility	Broadcast software distribution	5894516		04/13/1999
NCR Corporation	Utility	Self-service shopping system including an electronic price label system	5898383		04/27/1999
NCR Corporation	Utility	Apparatus for detecting the presence and speed of a record medium	5900639		05/04/1999
NCR Corporation[5]	Utility	Method for displaying an IT (Information Technology) architecture visual model in a symbol-based decision rational table	5903478		05/11/1999
NCR Corporation	Utility	Automated lesson selection and examination in computer-assisted education	5904485		05/18/1999
NCR Corporation	Utility	Security via hole(s) for printed circuit boards	5905640		05/18/1999
NCR Corporation	Utility	Client/server distribution of performance monitoring data	5905868		05/18/1999
NCR Corporation	Utility	Method of displaying a promotional message by an electronic price label	5907143		05/25/1999
NCR Corporation	Utility	Methods and apparatus for sending electronic data signals	5910986		06/08/1999
NCR Corporation	Utility	Line focus barcode scanner	5914477		06/22/1999
NCR Corporation	Utility	Method of assigning promotional messages to electronic price labels	5914670		06/22/1999
NCR Corporation	Utility	Self-service system	5915246		06/22/1999
NCR Corporation	Utility	Sheet handling apparatus	5915681		06/29/1999
NCR Corporation	Utility	Method of authenticating an application program and a system therefor	5917421		06/29/1999
NCR Corporation	Utility	System and method of assigning an electronic serial number to a radio frequency device	5917422		06/29/1999
NCR Corporation	Utility	Distributed electronic performance support systems	5918054		06/29/1999
NCR Corporation	Utility	Electronic price label price synchronization system and method	5918212		06/29/1999
NCR Corporation	Utility	Automatic teller machines	5918748		07/06/1999
NCR Corporation	Utility	Reactive thermal transfer medium with encapsulated epoxy	5919557	*	07/06/1999
NCR Corporation	Utility	System and method for building testing and integrating a graphical dynakey user interface	5920312		07/06/1999
NCR Corporation	Utility	System and method for navigation and interaction in structured information spaces	5923330		07/13/1999

[5]	Assignment recorded in error from Troux Technologies to Square 1 Bank. NCR has requested a corrective assignment.

Registered Owner	Type	Title	Patent No.		Reg. Date
NCR Corporation	Utility	Method of assigning electronic price labels to groups of price lookup file items	5926797		07/20/1999
NCR Corporation	Utility	Transaction terminal with modular display	5928320		07/27/1999
NCR Corporation	Utility	Self-service terminal (SST) and method of operating the SST to control movement of a card of the SST	5929413		07/27/1999
NCR Corporation	Utility	Magnetic card sensor for sensing presence of a card having a magnetic stripe and thickness complying with ISO standard	5929426		07/27/1999
NCR Corporation	Utility	Communication system for preventing interference between wireless devices	5930683		07/27/1999
NCR Corporation	Utility	Thermal transfer ribbon with conductive polymers	5932643	*	08/03/1999
NCR Corporation	Utility	Mechanism for providing wireless audio and control channels for personal computer interactive phone (PCIP) system	5933775		08/03/1999
NCR Corporation	Utility	Shrink wrap pack former	5934047	*	08/10/1999
NCR Corporation	Utility	Keypad	5936557		08/10/1999
NCR Corporation	Utility	Updating of electronic performance support systems by remote parties	5937197		08/10/1999
NCR Corporation	Utility	Dependable web page synchronization mechanism	5941957		08/24/1999
NCR Corporation	Utility	Electronic forms voice messaging apparatus and method	5943401		08/24/1999
NCR Corporation	Utility	Method of displaying promotional messages by electronic price labels	5943654		08/24/1999
NCR Corporation	Utility	Apparatus for monitoring a self-service transaction terminal	5945602		08/31/1999
NCR Corporation	Utility	Apparatus for issuing integrated circuit cards	5949046		09/07/1999
NCR Corporation	Utility	Mechanism for dependably organizing and managing information for web synchronization and tracking among multiple browsers	5951643		09/14/1999
NCR Corporation	Utility	Dependable data element synchronization mechanism	5951652		09/14/1999
NCR Corporation	Utility	Thermal transfer medium with phase isolated reactive components	5952098	*	09/14/1999
NCR Corporation	Utility	Backcoat for thermal transfer ribbons	5952107	*	09/14/1999
NCR Corporation	Utility	Method and apparatus for detecting item substitutions during entry of an item into a self-service checkout terminal	5952642		09/14/1999
NCR Corporation	Utility	Mechanism for dependably managing web synchronization and tracking operations among multiple browsers	5954798		09/21/1999
NCR Corporation	Utility	Self service terminal	5962830		10/05/1999
NCR Corporation	Utility	Method of extracting relevant character information from gray scale image data for character recognition	5963669		10/05/1999
NCR Corporation	Utility	Winding arbor	5964430	*	10/12/1999
NCR Corporation	Utility	Method and apparatus for enhancing security in a self-service checkout terminal	5965861		10/12/1999
NCR Corporation	Utility	System for detecting multiple superposed sheets	5965865		10/12/1999
NCR Corporation	Utility	Computer system and method including a portable portion that has a capability to diagnose and perform analysis for a stationary position and for a portable portion	5968187		10/19/1999
NCR Corporation	Utility	Price determination system and method using digitized gray-scale image recognition and price-lookup files	5969317		10/19/1999

Registered Owner	Type	Title	Patent No.	Reg. Date
NCR Corporation	Utility	Keyboard	5969320	10/19/1999
NCR Corporation	Utility	Apparatus and method of securing a heat dissipating cover to a thermally conductive housing associated with a retail terminal	5973922	10/26/1999
NCR Corporation	Utility	System for authenticating printed documents	5974883	11/02/1999
NCR Corporation	Utility	Convertible barcode scanner	5975417	11/02/1999
NCR Corporation	Utility	Apparatus and method for dissipating heat from a core module assembly of a retail terminal	5978225	11/02/1999
NCR Corporation	Utility	Card reader/writer with pivoting read/write contact head	5984179	11/16/1999
NCR Corporation	Utility	Electronic price label system including groups of electronic price labels and method of managing the groups	5987427	11/16/1999
NCR Corporation	Utility	Method and apparatus for checking out non-barcoded items at a checkout station	5987428	11/16/1999
NCR Corporation	Utility	Self-service deposit method and apparatus	5987431	11/16/1999
NCR Corporation	Utility	Method of improving assistance to an operator to balance an out-of-proof transaction and an apparatus therefor	5987437	11/16/1999
NCR Corporation	Utility	Method of delaying availability of price changes to checkout terminals following EPL price changes	5988498	11/23/1999
NCR Corporation	Utility	Apparatus for detecting the passage of multiple superposed sheets along a feed path	5988634	11/23/1999
NCR Corporation	Utility	Self-service checkout apparatus	5992570	11/30/1999
NCR Corporation	Utility	Electrical lead and financial terminal including the lead	5999097	12/07/1999
NCR Corporation	Utility	Electronic price label system which displays prices in multiple currencies	5999913	12/07/1999
NCR Corporation	Utility	Electronic price label mounting device and method	6000611	12/14/1999
NCR Corporation	Utility	Magnetic card reader	6000620	12/14/1999
NCR Corporation	Utility	Multi-transaction service system	6003019	12/14/1999
NCR Corporation	Utility	Assigning security levels to particular documents on a document by document basis in a database	6006228	12/21/1999
NCR Corporation	Utility	System and method of reporting a status of another system through an electronic price label system	6009538	12/28/1999
NCR Corporation	Utility	System and method of locating wireless devices	6011487	01/04/2000
NCR Corporation	Utility	EPL price change verification system and method	6012040	01/04/2004
NCR Corporation	Utility	Multi-transaction service system	6012050	01/04/2000
NCR Corporation	Utility	System and method of managing displayed message priorities in an EPL system	6021395	02/01/2000
NCR Corporation	Utility	Multi-stage transaction executed from multiple ATMs	6021400	02/01/2000
NCR Corporation	Utility	Method of sending messages to an electronic price label	6026373	02/15/2000
NCR Corporation	Utility	Method and apparatus for optimizing promotional sale of products based upon historical data	6029139	02/22/2000
NCR Corporation	Utility	Electronic price label comprised of a liquid crystal display with polarizers perpendicular to each other creating a wide verticle viewing angle	6031585	02/29/2000
NCR Corporation	Utility	Method and apparatus for detecting item placement and item removal during operation of a self-service checkout terminal	6032128	02/29/2000

Registered Owner	Type	Title	Patent No.	Reg. Date
NCR Corporation	Utility	Method for issuing a new authenticated electronic ticket based on an expired authenticated ticket and distributed server architecture for using same	6032260	02/29/2000
NCR Corporation	Utility	Document feeder	6032946	03/07/2000
NCR Corporation	Utility	Method for monitoring user interactions with web pages from web server using data and command lists for maintaining information visited and issued by participants	6035332	03/07/2000
NCR Corporation	Utility	Communication device and method for electronic price label systems	6035437	03/07/2000
NCR Corporation	Utility	Multi-layer thermal transfer media from selectively curable formulations	6040040*	03/21/2000
NCR Corporation	Utility	Self-service computer assembly with integrated receipt printer	6042007	03/28/2000
NCR Corporation	Utility	System and method of determining price differences between price look-up files	6044358	03/28/2000
NCR Corporation	Utility	Method of minimizing power consumption within an electronic price label	6044359	03/28/2000
NCR Corporation	Utility	Offset barcode scanner	6045045	04/04/2000
NCR Corporation	Utility	Full coverage barcode scanner	6045046	04/04/2000
NCR Corporation	Utility	Electronic price label including noisemaker and method of locating electronic price labels	6046682	04/04/2000
NCR Corporation	Utility	Method and system for monitoring and enhancing computer-assisted performance	6047261	04/04/2000
NCR Corporation	Utility	Method for providing security and enhancing efficiency during operation of a self-service checkout terminal	6047262	04/04/2000
NCR Corporation	Utility	Method of displaying information by an electronic price label	6047263	04/04/2000
NCR Corporation	Utility	Retail terminal and associated mounting method	6053411	04/25/2000
NCR Corporation	Utility	System and method for improving reliability and performance of wireless communication systems using message pooling	6055414	04/25/2000
NCR Corporation	Utility	Method and apparatus for providing security to a self-service checkout terminal	6056087	05/02/2000
NCR Corporation	Utility	Multilayered thermal transfer medium for high speed printing	6057028*	05/02/2000
NCR Corporation	Utility	Apparatus and method of operating a retail terminal having a single-orientation base assembly and a multiple-orientation base assembly	6062477	05/16/2000
NCR Corporation	Utility	Document transport apparatus	6068255	05/30/2000
NCR Corporation	Utility	System and method for improving reliability and performance of wireless communication systems using message pooling	6070057	05/30/2000
NCR Corporation	Utility	Printable sheet with removable label and method for producing same	6071585*	06/06/2000
NCR Corporation	Utility	Automated teller machine including a mechanism which retracts a stack of currency notes which has been presented to a user	6073837	06/13/2000
NCR Corporation	Utility	System and method for spectroscopic product recognition and identification	6075594*	06/13/2000
NCR Corporation	Utility	Browser kiosk system	6078848	06/20/2000
NCR Corporation	Utility	Method and apparatus for resetting a product scale of a retail checkout terminal	6080938	06/27/2000

Registered Owner	Type	Title	Patent No.		Reg. Date
NCR Corporation	Utility	Adjustable balance weight	6082186		07/04/2000
NCR Corporation	Utility	System for detecting superposed sheets	6082732		07/04/2000
NCR Corporation	Utility	Retail terminal having a tilt mechanism which includes a ratchet member for positioning a display monitor relative to a stationary base	6085972		07/11/2000
NCR Corporation	Utility	Off-scale item sensing apparatus and method for a bar code reader	6085979		07/11/2000
NCR Corporation	Utility	Method and apparatus for checking out items which do not have a record corresponding thereto stored in a master product database	6089454		07/18/2000
NCR Corporation	Utility	Document feeder	6089561		07/18/2000
NCR Corporation	Utility	Card reader	6092723		07/25/2000
NCR Corporation	Utility	Apparatus for authenticating sheets	6094500		07/25/2000
NCR Corporation	Utility	ATM delivery roll validation	6095414	*	08/01/2000
NCR Corporation	Utility	Electronic price label system including groups of electronic price labels and method of managing the groups	6098049		08/01/2000
NCR Corporation	Utility	Electronic price label antenna	6100850		08/08/2000
NCR Corporation	Utility	Method and apparatus for reducing shrinkage during operation of a self-service checkout terminal	6105866		08/22/2000
NCR Corporation	Utility	Print media with near infrared fluorescent sense mark and printer therefor	6106910	*	08/22/2000
NCR Corporation	Utility	Electronic price label system including an electronic price label for attracting customers	6107936		08/22/2000
NCR Corporation	Utility	Paper roll impression identification	6112653	*	09/05/2000
NCR Corporation	Utility	Hand-held scanner device having a smart card associated therewith and associated method	6112857		09/05/2000
NCR Corporation	Utility	Pattern recognition constraint network	6122399		09/19/2000
NCR Corporation	Utility	Parallel document buffer and method of buffering documents	6124561		09/26/2000
NCR Corporation	Utility	Electronic price label mounting device	6126125		10/03/2000
NCR Corporation	Utility	Collection and integration of internet and electronic commerce data in a database during web browsing	6128624		10/03/2000
NCR Corporation	Utility	Security paper with shrinking polymer security feature	6132854	*	10/17/2000
NCR Corporation	Utility	Sheet feeding apparatus	6135440		10/24/2000
NCR Corporation	Utility	Flip-up tab pouch	6138900	*	10/31/2000
NCR Corporation	Utility	Print media with untrimmed print gaps	6142077	*	11/07/2000
NCR Corporation	Utility	Computer system management using dedicated cellular appliance	6145101		11/07/2000
NCR Corporation	Utility	Method and apparatus for operating a self-service checkout terminal which has a single weight scale for performing both an itemization and a security function	6145629		11/14/2000
NCR Corporation	Utility	Ceramic marking system with decals and thermal transfer ribbon	6149747	*	11/21/2000
NCR Corporation	Utility	Method of improving assistance to an operator during jam recovery in an item processing system	6151132		11/21/2000
NCR Corporation	Utility	Computer architecture and method for validating and collecting and metadata and data about the internet and electronic commerce environments (data discoverer)	6151584		11/21/2000

Registered Owner	Type	Title	Patent No.		Reg. Date
NCR Corporation	Utility	Computer architecture and method for collecting, analyzing and/or transforming internet and/or electronic commerce data for storage into a data storage area	6151601		11/21/2000
NCR Corporation	Utility	Cash drawer bill dispenser	6152366		11/28/2000
NCR Corporation	Utility	Returnable mailer	6155481	*	12/05/2000
NCR Corporation	Utility	Method and apparatus for operating a security system of a self-service checkout terminal	6155486		12/05/2000
NCR Corporation	Utility	Item checkout device including a bar code data collector and a produce data collector	6155489		12/05/2000
NCR Corporation	Utility	Document feeding apparatus	6155556		12/05/2000
NCR Corporation	Utility	Methods and apparatus for supplemental barcode detection and decoding	6158660		12/12/2000
NCR Corporation	Utility	Modular bar code scanner and scale assembly	6161758		12/19/2000
NCR Corporation	Utility	Self service terminal	6164529		12/26/2000
NCR Corporation	Utility	Thermal paper with a near infrared radiation scannable data image	6165937	*	12/26/2000
NCR Corporation	Utility	Thermal transfer ribbon with paper leader and trailer	6166755	*	12/26/2000
NCR Corporation	Utility	Self-service checkout terminal	6167381		12/26/2000
NCR Corporation	Utility	Combination custom printed form and container and method of using	6167679	*	01/02/2001
NCR Corporation	Utility	Shelf talker management system and method	6169493		01/02/2001
NCR Corporation	Utility	Method and apparatus for forming subject (context) map and presenting Internet data according to the subject map	6169997		01/02/2001
NCR Corporation	Utility	Returnable shipping label	6170879	*	01/09/2001
NCR Corporation	Utility	Thermal transfer media with a mixture of non-melting solid particles of distinct sizes	6171690	*	01/09/2001
NCR Corporation	Utility	Thermal transfer medium with phase isolated reactive components	6172142	*	01/09/2001
NCR Corporation	Utility	Method of displaying temporary information by an electronic price label	6173268		01/09/2001
NCR Corporation	Utility	Method and apparatus for forming page map to present internet data meaningful to management and business operation	6175838		01/16/2001
NCR Corporation	Utility	System and method for detecting a human face in uncontrolled environments	6184926		02/06/2001
NCR Corporation	Utility	Inverted shelf talker sheet	6186555	*	02/13/2001
NCR Corporation	Utility	Method and apparatus for displaying instructional messages during operation of a self-service checkout terminal	6189790		02/20/2001
NCR Corporation	Utility	System and methods for exemplar based bar code error detection and correction	6189792		02/20/2001
NCR Corporation	Utility	Automated teller machine	6196456		03/06/2001
NCR Corporation	Utility	Sheet dispensing mechanism	6196457		03/06/2001
NCR Corporation	Utility	Card reader	6196463		03/06/2001
NCR Corporation	Utility	Document routing mechanism	6196464		03/06/2001
NCR Corporation	Utility	Self-service terminal	6199754		03/13/2001
NCR Corporation	Utility	Method of authenticating an application program and a system therefor	6202924		03/20/2001
NCR Corporation	Utility	Escrow storage device	6203000		03/20/2001
NCR Corporation	Utility	System and method for notifying itinerants of film development	6203217		03/20/2001
NCR Corporation	Utility	Film drop-off apparatus and method	6206585		03/27/2001

Registered Owner	Type	Title	Patent No.		Reg. Date
NCR Corporation	Utility	System and process for manipulating and viewing hierarchical iconic containers	6208344		03/27/2001
NCR Corporation	Utility	Secure data processing method and system	6209099		03/27/2001
NCR Corporation	Utility	Remote control device and method for electronic price label systems	6211773		04/03/2001
NCR Corporation	Utility	Visual displays	6211930		04/03/2001
NCR Corporation	Utility	Apparatus and method for operating a checkout system having a scanner which is rotatable between an assisted scanner position and a self-service scanner position	6213395		04/10/2001
NCR Corporation	Utility	Method and apparatus for determining a stable weight measurement for use in a security software application of a self-service checkout terminal	6215078		04/10/2001
NCR Corporation	Utility	Label sheet	6217078	*	04/17/2001
NCR Corporation	Utility	Desensitized price label	6217966	*	04/17/2001
NCR Corporation	Utility	Personal computer assisted multiple line access	6219411		04/17/2001
NCR Corporation	Utility	Methods and apparatus for determining bar code label location information	6220513		04/24/2001
NCR Corporation	Utility	Jet ink with a magneto-rheological fluid	6221138	*	04/24/2001
NCR Corporation	Utility	Automatic teller machines	6225902		05/01/2001
NCR Corporation	Utility	Thermal transfer ribbons with large size wax or resin particles	6231964	*	05/15/2001
NCR Corporation	Utility	Film drop-off apparatus and method	6233399		05/15/2001
NCR Corporation	Utility	Low-bandwidth remote conferencing	6233605		05/15/2001
NCR Corporation	Utility	System and method of tracking short range transmitters	6236335		05/22/2001
NCR Corporation	Utility	Method and apparatus for screening documents	6236745		05/22/2001
NCR Corporation	Utility	Position flag for manually usable means	6237524		05/29/2001
NCR Corporation	Utility	System for detecting multiple superposed sheets	6237847		05/29/2001
NCR Corporation	Utility	Dual mode barcode scanner	6237851		05/29/2001
NCR Corporation	Utility	Method of authenticating a magnetic card	6240515		05/29/2001
NCR Corporation	Utility	Sheet dispensing mechanism	6241150		06/05/2001
NCR Corporation	Utility	Self service terminal	6241151		06/05/2001
NCR Corporation	Utility	Electronic price label including a plurality of separately addressable displays	6243690		06/05/2001
NCR Corporation	Utility	Water soluble silicone resin backcoat for thermal transfer ribbons	6245416	*	06/12/2001
NCR Corporation	Utility	Thermal paper with security features	6245711	*	06/12/2001
NCR Corporation	Utility	Product activity data collection system	6246995		06/12/2001
NCR Corporation	Utility	Cash register having sawteeth shaped circular perforator	6250547		06/26/2001
NCR Corporation	Utility	Privacy-enhanced database	6253203		06/26/2001
NCR Corporation	Utility	Apparatus for checking the condition of documents	6253603		07/03/2001
NCR Corporation	Utility	Semi-transparent label laminate	6254138	*	07/03/2001
NCR Corporation	Utility	Strip tied label sheet	6254952	*	07/03/2001
NCR Corporation	Utility	Transaction processing system including a networked produce recognition system	6260023		07/10/2001
NCR Corporation	Utility	Electronic ticketing, authentication and/or authorization security system for internet applications	6263432		07/17/2001
NCR Corporation	Utility	Apparatus for grouping electronic price labels	6266905		07/31/2001
NCR Corporation	Utility	Apparatus for grouping electronic price labels	6269572		08/07/2001
NCR Corporation	Utility	Tilted offset barcode scanner	6273337		08/14/2001

Registered Owner	Type	Title	Patent No.		Reg. Date
NCR Corporation	Utility	Method for managing states within activex controls simplifying CTI enabled application development	6275230		08/14/2001
NCR Corporation	Utility	Modular self service terminal	6276602		08/21/2001
NCR Corporation	Utility	Sheet dispensing mechanism	6276603		08/21/2001
NCR Corporation	Utility	Method of processing a document in an image-based document processing system and an apparatus therefor	6282308		08/28/2001
NCR Corporation	Utility	Automated teller machines	6285988		09/04/2001
NCR Corporation	Utility	Reconfigurable checkout system	6286758		09/11/2001
NCR Corporation	Utility	System and method of graphically displaying relative information by an electronic price label	6290128		09/18/2001
NCR Corporation	Utility	Electronic price label battery storage apparatus and replacement method	6293463		09/25/2001
NCR Corporation	Utility	Pulsed barcode scanner	6293468		09/25/2001
NCR Corporation	Utility	Session creation mechanism for collaborative network navigation	6295550		09/25/2001
NCR Corporation	Utility	Self-service terminals	6296079		10/02/2001
NCR Corporation	Utility	Apparatus and method for operating a checkout system having a security scale for providing security during an assisted checkout transaction	6296184		10/02/2001
NCR Corporation	Utility	Produce recognition system including a produce shape collector	6296186		10/02/2001
NCR Corporation	Utility	Methods and apparatus for gray image based text identification	6301386		10/02/2001
NCR Corporation	Utility	System and method of verifying graphically displayed relative information	6301565		10/09/2001
NCR Corporation	Utility	Printable sheets which forms duplicate copies and methods for producing and using same	6303539	*	10/16/2001
NCR Corporation	Utility	Blazed diffraction scanner	6307662		10/23/2001
NCR Corporation	Utility	Personal computer interactive phone system	6310940		10/30/2001
NCR Corporation	Utility	Transaction processing systems	6311165		10/30/2001
NCR Corporation	Utility	Communication device and method for electronic price label systems	6311308		10/30/2001
NCR Corporation	Utility	Liquid crystal display with enhanced character visibility	6317184		11/13/2001
NCR Corporation	Utility	Method of temporarily changing an electronic price label display sequence	6317724		11/13/2001
NCR Corporation	Utility	Computer system and computer implemented method for synchronization of simultaneous web views	6317794		11/13/2001
NCR Corporation	Utility	Method and apparatus for checking out large items with a self-service checkout terminal	6325290		12/04/2001
NCR Corporation	Utility	Acoustic coupling product label and method of using	6327365		12/04/2001
NCR Corporation	Utility	Graphical user interface (GUI) prototyping and specification tool	6330007		12/11/2001
NCR Corporation	Utility	Label sheet	6331018	*	12/18/2001
NCR Corporation	Utility	Produce data collector and produce recognition system	6332573		12/25/2001
NCR Corporation	Utility	System and method for analyzing customer transactions and interactions	6334110		12/25/2001
NCR Corporation	Utility	Apparatus and method for operating a checkout system having a video camera for enhancing security during operation thereof	6343739		02/05/2002

Registered Owner	Type	Title	Patent No.		Reg. Date
NCR Corporation	Utility	Methods and apparatus for requesting assistance at a self-checkout terminal	6347137		02/12/2002
NCR Corporation	Utility	Methods and apparatus for determining bar code label location information	6347741		02/19/2002
NCR Corporation	Utility	Apparatus and method for operating a checkout system having a number of interface terminals associated therewith	6354497		03/12/2002
NCR Corporation	Utility	Method for displaying the status of a self-service checkout terminal	6354498		03/12/2002
NCR Corporation	Utility	Anti-fraud device	6357657		03/19/2002
NCR Corporation	Utility	Security Screen for self-service terminals	6357881		03/19/2002
NCR Corporation	Utility	System and method of consolidating information for display by electronic price labels	6360207		03/19/2002
NCR Corporation	Utility	Method and apparatus for employing a hidden security partition to enchance system security	6360945		03/26/2002
NCR Corporation	Utility	Sheet dispenser mechanism	6361043		03/26/2002
NCR Corporation	Utility	System and process for assessing the quality of a signature within a binary imageu	6363162		03/26/2002
NCR Corporation	Utility	Method and apparatus for operating a self-service checkout system having a number of retail terminals associated therewith	6363355		03/26/2002
NCR Corporation	Utility	Visual bar code recognition method	6366696		04/02/2002
NCR Corporation	Utility	Self service terminal	6367695		04/09/2002
NCR Corporation	Utility	Electronic price label mounting apparatus	6367752		04/09/2002
NCR Corporation	Utility	Financial document processing system and method of operating a financial document processing system to verify zone coordinates	6370266		04/09/2002
NCR Corporation	Utility	Linear variable filter spectrometer	6373574		04/16/2002
NCR Corporation	Utility	Call management system and associated method for a local telephone circuit	6377663		04/23/2002
NCR Corporation	Utility	Automated teller machines and method of replenishiing the same	6378770		04/30/2002
NCR Corporation	Utility	Printable sheet with removeable label and method for producing same	6379488	*	04/30/2002
NCR Corporation	Utility	Retail system for allowing a customer to perform a retail transaction and associated method	6382357		05/07/2002
NCR Corporation	Utility	Printing apparatus and method	6382504		05/07/2002
NCR Corporation	Utility	Methods and apparatus for digitizing and processing of analog barcode signals	6382511		05/07/2002
NCR Corporation	Utility	Method and apparatus for routing service request / agent programs to service provider sites wherein said programs comprise of a list of the sites visited	6385175		05/07/2002
NCR Corporation	Utility	Method and apparatus for operating a self-service retail system in a department	6386448		05/14/2002
NCR Corporation	Utility	Coin dispenser	6390360		05/21/2002
NCR Corporation	Utility	Apparatus and method for operating convertible checkout system which has a customer side and a personnel side	6390363		05/21/2002
NCR Corporation	Utility	Fraud prevention arrangement	6390367		05/21/2002
NCR Corporation	Utility	Streamlined scanner spinner	6390369		05/21/2002
NCR Corporation	Utility	Checkout terminal and associated method having movable scanner	6394345		05/28/2002

Registered Owner	Type	Title	Patent No.		Reg. Date
NCR Corporation	Utility	Methods and apparatus for enhanced scanner operation employing bar code and bar code fragment time and position of data collection	6394351		05/28/2002
NCR Corporation	Utility	System and method of altering transaction terms based upon current inventory levels	6397199		05/28/2002
NCR Corporation	Utility	Machine for dispensing media	6398108		06/04/2002
NCR Corporation	Utility	System and methods for collaborative bar code error detection and correction	6398113		06/04/2002
NCR Corporation	Utility	Self service terminal	6400276		06/04/2002
NCR Corporation	Utility	Machine operable by a card carrying data	6402024		06/11/2002
NCR Corporation	Utility	Dispensing container	6402025		06/11/2002
NCR Corporation	Utility	Cabinet with pivoted footrest	6402273		06/11/2002
NCR Corporation	Utility	Method and apparatus for operating a self-service checkout terminal and a remote supervisor terminal of a retail system	6408279		06/18/2002
NCR Corporation	Utility	Methods and apparatus for delegated error handling	6408407		06/18/2002
NCR Corporation	Utility	Adhesive shelf talker	6408553	*	06/25/2002
NCR Corporation	Utility	Apparatus and method for operating a checkout system having an item set-aside shelf which is movable between a number of shelf positions	6409081		06/25/2002
NCR Corporation	Utility	Method of recognizing produce items using checkout frequency	6409085		06/25/2002
NCR Corporation	Utility	Selective release label sheet	6410111	*	06/25/2002
NCR Corporation	Utility	Dual skip label laminate	6410113	*	06/25/2002
NCR Corporation	Utility	System and method of controlling an electronic price label	6411196		06/25/2002
NCR Corporation	Utility	Methods and apparatus for providing secure signals from a touch panel display	6411284		06/25/2002
NCR Corporation	Utility	Method of selecting one of a plurality of binarization programs	6411737		06/25/2002
NCR Corporation	Utility	Produce recognition system and method including weighted rankings	6412694		07/02/2002
NCR Corporation	Utility	Placemats having integrated adhesive stickers or labels	6413603	*	07/02/2002
NCR Corporation	Utility	Method of minimizing interference between devices which communicate in overlapping communication bands	6415136		07/02/2002
NCR Corporation	Utility	System and methods for determining and displaying product pricing	6415263		07/02/2002
NCR Corporation	Utility	Method and apparatus for entering an item name into a self-service checkout terminal	6418414		07/09/2002
NCR Corporation	Utility	Computer system and computer implemented method for translation of information into multiple media variations	6418439		07/09/2002
NCR Corporation	Utility	Method and apparatus for negotiating contract terms for execution of a mobile software agent on a host computer	6418463		07/09/2002
NCR Corporation	Utility	Method for recording and reproducing the browsing activities of an individual web browser	6418471		07/09/2002
NCR Corporation	Utility	Methods and apparatus for an electronic shelf label communication system having multiple transmit	6419154		07/16/2002
NCR Corporation	Utility	Method for collecting and displaying information for activex controls simplifying cti enabled application development	6421068		07/16/2002

Registered Owner	Type	Title	Patent No.		Reg. Date
NCR Corporation	Utility	Self-service terminal	6422475		07/23/2002
NCR Corporation	Utility	Variegated label sheet	6423391	*	07/23/2002
NCR Corporation	Utility	Portable communication device	6424845		07/23/2002
NCR Corporation	Utility	Waste despsitory	6425487		07/30/2002
NCR Corporation	Utility	Bow ribbed core	6425551	*	07/30/2002
NCR Corporation	Utility	Methods and apparatus for providing an electronic price label countdown timer	6427138		07/30/2002
NCR Corporation	Utility	Apparatus and method for operating a checkout system having a number of port expander devices associated therewith	6427914		08/06/2002
NCR Corporation	Utility	Method of operating checkout system having modular construction	6427915		08/06/2002
NCR Corporation	Utility	Replenishment arrangements for automated teller machines	6427998		08/06/2002
NCR Corporation	Utility	System and method of reporting a status of another system through an electronic price label system	6430704		08/06/2002
NCR Corporation	Utility	Barcode supervisory terminal	6431444		08/13/2002
NCR Corporation	Utility	Produce recognition system and method	6431446		08/13/2002
NCR Corporation	Utility	Nested label	6432499	*	08/13/2002
NCR Corporation	Utility	Lock protection	6434986		08/20/2002
NCR Corporation	Utility	Financial document processing system and method of operating a financial document processing system	6438433		08/20/2002
NCR Corporation	Utility	A computer-based system and method for mapping and conveying product location	6442530		08/27/2002
NCR Corporation	Utility	Method of changing an electronic price label display sequence	6442531		08/27/2002
NCR Corporation	Utility	Electronic price label and method of graphically displaying relative information by an electronic price label	6445370		09/03/2002
NCR Corporation	Utility	Ambient light blocking apparatus for a produce recognition system	6446869		09/10/2002
NCR Corporation	Utility	Sheet recognition system	6449032		09/10/2002
NCR Corporation	Utility	Self-service terminal	6454163		09/24/2002
NCR Corporation	Utility	Methods and apparatus for obtaining and maintaining position information for a rotating optical element in a bar code scanner	6454169		09/24/2002
NCR Corporation	Utility	Money storage device, system and method of operating a bank account and bank account	6454570		09/24/2002
NCR Corporation	Utility	System and method for touch screen environmental calibration	6456952		09/24/2002
NCR Corporation	Utility	Method and apparatus for displaying a customized advertising message with a retail terminal	6456981		09/24/2002
NCR Corporation	Utility	Media processing	6457639		10/01/2002
NCR Corporation	Utility	Item checkout device including a bar code data collector and a produce data collector	6457644		10/01/2002
NCR Corporation	Utility	Motorized card reader module	6460771		10/08/2002
NCR Corporation	Utility	Method of restoring information for display by an electronic price label	6469617		10/22/2002
NCR Corporation	Utility	Method and apparatus for touch screen touch ahead capability	6469695		10/22/2002
NCR Corporation	Utility	Satellite control of electronic memory devices	6470495		10/22/2002
NCR Corporation	Utility	Method of tracking produce selection data	6471125		10/29/2002
NCR Corporation	Utility	Self-service terminals	6478221		11/12/2002

Registered Owner	Type	Title	Patent No.		Reg. Date
NCR Corporation	Utility	Method and apparatus to model the variables of a data set	6480832		11/12/2002
NCR Corporation	Utility	Flush scanner window	6481626		11/19/2002
NCR Corporation	Utility	Terminal	6484936		11/26/2002
NCR Corporation	Utility	Self-service terminal having a cassette and method of replenishing the cassette with sheet currency	6484938		11/26/2002
NCR Corporation	Utility	Software apparatus for immediately posting sharing and maintaining objects on a web page	6489980		12/03/2002
NCR Corporation	Utility	Keyscreen	6492978		12/10/2002
NCR Corporation	Utility	Self-service terminal	6494363		12/17/2002
NCR Corporation	Utility	Self-service terminal	6494364		12/17/2002
NCR Corporation	Utility	Methods and apparatus for an electronic shelf label communication system	6496121		12/17/2002
NCR Corporation	Utility	Method of temporarily displaying information by an electronic price label	6496805		12/17/2002
NCR Corporation	Utility	Apparatus and method for deactivating electronic article surveillance in a retail self-checkout terminal	6497361		12/24/2002
NCR Corporation	Utility	Methods and apparatus for dual channel video recovery in bar code scanners	6497366		12/24/2002
NCR Corporation	Utility	Surface wave touch screen	6498603		12/24/2002
NCR Corporation	Utility	Hand-held produce recognition system and produce data collector	6501547		12/31/2002
NCR Corporation	Utility	System and methods for determining and displaying product promotions	6502076		12/31/2002
NCR Corporation[6]	Utility	Communication device and method for electronic price label systems	6502219		12/31/2002
NCR Corporation	Utility	Apparatus and method for operating a checkout system having an rf transmitter for communicating to a number of wireless personal pagers	6502749		01/07/2003
NCR Corporation	Utility	Methods and apparatus for dual thresholding in processing of barcode signals	6502751		01/07/2003
NCR Corporation	Utility	Compact dual aperture scanner	6502753		01/07/2003
NCR Corporation	Utility	Produce data collector with enhanced lvf spectrometer	6505775		01/14/2003
NCR Corporation	Utility	Apparatus and method for displaying a menu with an interactive retail terminal	6507352		01/14/2003
NCR Corporation	Utility	System and process for removing a background pattern from a binary image	6507670		01/14/2003
NCR Corporation	Utility	Methods and apparatus for area weighted mean processing of barcode signals	6508405		01/21/2003
NCR Corporation	Utility	Mass produced business mailer	6510980	*	01/28/2003
NCR Corporation	Utility	Automatic teller machines	6510985		01/28/2003
NCR Corporation	Utility	Bar code processing method for a network kiosk	6510990		01/28/2003
NCR Corporation	Utility	System and method of displaying information about an item by an electronic displayü	6510991		01/28/2003
NCR Corporation	Utility	Triggering method for a produce recognition system	6510994		01/28/2003
NCR Corporation	Utility	Stippled label sheet	6511725	*	01/28/2003
NCR Corporation	Utility	Media cassette	6513444		02/04/2003

[6]	Assignment recorded in error from Russell Lambert to Zero Impact Water Systems, Inc. NCR has requested a corrective assignment.

Registered Owner	Type	Title	Patent No.		Reg. Date
NCR Corporation	Utility	System and methods for collaborative bar code error detection and correction	6513715		02/04/2003
NCR Corporation	Utility	Duplex cd label laminate	6514588	*	02/04/2003
NCR Corporation	Utility	Self-service terminal	6516998		02/11/2003
NCR Corporation	Utility	Time-temperature indicators activated with thermal transfer printing and methods for their production	6517239	*	02/11/2003
NCR Corporation	Utility	Video call distribution	6518994		01/28/2018
NCR Corporation	Utility	System and method of graphically displaying relative information by an electronic price label	6520411		02/18/2003
NCR Corporation	Utility	Self-service checkout terminal having a biometric sensing device for verifying identity of a user and associated method	6522772		02/18/2003
NCR Corporation	Utility	Self-service system	6523743		02/25/2003
NCR Corporation	Utility	Time-temperature indicators activated with direct thermal printing and methods for their production	6524000	*	02/25/2003
NCR Corporation	Utility	Access key codes for computer resources	6526512		02/25/2003
NCR Corporation	Utility	Produce recognition system and method	6529855		03/04/2003
NCR Corporation	Utility	Apparatus and method for operating a checkout system having an rf transmitter for communicating to a receiver associated with an intercom system	6530520		03/11/2003
NCR Corporation	Utility	Produce recognition apparatus and method of obtaining information about produce items	6530521		03/11/2003
NCR Corporation	Utility	User interface for a self-service terminal	6533170		03/18/2003
NCR Corporation	Utility	System and method of managing failure of an electronic shelf label to respond to a message	6535119		03/18/2003
NCR Corporation	Utility	Method and apparatus for operating a retail terminal having a proximity detector that is operable to ascertain movement and distance of a consumer relative to the retail terminal	6536658		03/25/2003
NCR Corporation	Utility	Self-service kiosk which dispenses vouchers	6536663		03/25/2003
NCR Corporation	Utility	Information gathering and personalization techniques	6539400		03/25/2003
NCR Corporation	Utility	Replenishment arrangements for automated teller machines	6540136		04/01/2003
NCR Corporation	Utility	Apparatus and method for operating a checkout system which has a number of payment devices for tendering payment during an assisted checkout transaction	6540137		04/01/2003
NCR Corporation	Utility	Apparatus for a document processing system	6540226		04/01/2003
NCR Corporation	Utility	System and method for using an enhanced external data interface to display data in epl systems	6542873		04/01/2003
NCR Corporation	Utility	System and method for providing consumer access to a stored digital receipt generated as a result of a purchase transaction and to business/consumer applications related to the stored digital receipt	6543683		04/08/2003
NCR Corporation	Utility	Transaction terminal with privacy shield for touch-screen pin entry	6543684		04/08/2003
NCR Corporation	Utility	Extended coverage barcode scanner	6543694		04/08/2003
NCR Corporation	Utility	Self-service checkout system with rfid capability	6547040		04/15/2003
NCR Corporation	Utility	Method and apparatus for processing a large number of items with a self-service checkout terminal	6550582		04/22/2003
NCR Corporation	Utility	Electronic price label battery storage apparatus and replacement method	6551738		04/22/2003
NCR Corporation	Utility	System and method of applying price changes in an electronic price label system	6553349		4/22/2003

Registered Owner	Type	Title	Patent No.		Reg. Date
NCR Corporation	Utility	Method of detecting and managing rfid labels on items brought into a store by a customer	6554187		04/29/2003
NCR Corporation	Utility	Three-dimensional check image viewer and a method of handling check images in an image-based check processing system	6556188		04/29/2003
NCR Corporation	Utility	Media cassette for self-service terminal	6557757		05/06/2003
NCR Corporation	Utility	System and method of managing expired products	6557760		05/06/2003
NCR Corporation	Utility	Retractable track guide apparatus for use in a document processing system	6557850		05/06/2003
NCR Corporation	Utility	Domestic appliance	6559882		05/06/2003
NCR Corporation	Utility	Carrel computer terminal	6560093		05/06/2003
NCR Corporation	Utility	Methods and apparatus for supplemental barcode detection and decoding	6561426		05/13/2003
NCR Corporation	Utility	Thermal paper with security features	6562755	*	05/13/2003
NCR Corporation	Utility	Universal methods and apparatus for determining prices and rewards within retail transactions	6564189		05/13/2003
NCR Corporation	Utility	System and method of correlating a check tendered as payment for a purchase to the particular purchase transaction	6564996		05/20/2003
NCR Corporation	Utility	Sheet printing and discharging apparatus	6565274		05/20/2003
NCR Corporation	Utility	System and method for notifying customers of film develoment	6567619		05/20/2003
NCR Corporation	Utility	Apparatus for grouping electronic price labels	6568111		05/27/2003
NCR Corporation	Utility	Remote approval system and methods for use in network of retail checkout terminals	6571218		05/27/2003
NCR Corporation	Utility	System of automated teller machines	6575359		06/10/2003
NCR Corporation	Utility	Produce recognition method	6577983		06/10/2003
NCR Corporation	Utility	Check cashing at automated teller machines	6578760		06/17/2003
NCR Corporation	Utility	System and method for automatically creating and updating a graphical user interface	6580440		06/17/2003
NCR Corporation	Utility	Apparatus for grouping electronic price labels	6581316		06/24/2003
NCR Corporation	Utility	Electronic price label and assembly method	6581828		06/24/2003
NCR Corporation	Utility	Self service terminal	6583864		06/24/2003
NCR Corporation	Utility	Time-stamping of merchandise prior to sale	6584449		06/24/2003
NCR Corporation	Utility	Track bottom apparatus for use in a document processing system	6585261		07/01/2003
NCR Corporation	Utility	Financial document processing system and method of operating a financial document processing system during exception recovery	6585775		07/01/2003
NCR Corporation	Utility	Method of quantifying the quality of a gray scale image of a document and an apparatus therefor	6587576		07/01/2003
NCR Corporation	Utility	Method of parameterizing a threshold curve for a binarization program and an apparatus therefor	6587585		07/01/2003
NCR Corporation	Utility	Checkout system convertible between assisted and non-assisted configurations	6588549		07/08/2003
NCR Corporation	Utility	Card reader module	6588659		07/08/2003
NCR Corporation	Utility	Network of self-service terminals	6588664		07/08/2003
NCR Corporation	Utility	Duplex label pocket	6589623	*	07/08/2003
NCR Corporation	Utility	Item processing system and method which track label usage	6592038		07/15/2003
NCR Corporation	Utility	Self-service terminal	6593915		07/15/2003
NCR Corporation	Utility	Methods and apparatus for hands-free operation of a voice recognition system	6594632		07/15/2003

Registered Owner	Type	Title	Patent No.		Reg. Date
NCR Corporation	Utility	Integrated antenna scanner window	6595421		07/22/2003
NCR Corporation	Utility	Retractable track idler apparatus for use in a document processing system	6595516		07/22/2003
NCR Corporation	Utility	Duplex label laminate	6596359	*	07/22/2003
NCR Corporation	Utility	Geospatial inventory control	6598025		07/22/2003
NCR Corporation	Utility	System and method of managing inventory	6601764		08/05/2003
NCR Corporation	Utility	Ambient light sensing apparatus and method for a produce data collector	6601767		08/05/2003
NCR Corporation	Utility	Media validation	6605819		08/12/2003
NCR Corporation	Utility	Methods and apparatus for assessing quality of information displays	6606116		08/12/2003
NCR Corporation	Utility	Method of combining spectral data with non-spectral data in a produce recognition system	6606579		08/12/2003
NCR Corporation	Utility	Server based virtual conferencing	6608636		08/19/2003
NCR Corporation	Utility	Web-based education	6608992		08/19/2003
NCR Corporation	Utility	Bevel ribbed core	6609677	*	08/26/2003
NCR Corporation	Utility	Ribbed core	6609678	*	08/26/2003
NCR Corporation	Utility	Fold-a-frame	6612061	*	09/02/2003
NCR Corporation	Utility	Duplex envelope	6612484	*	09/02/2003
NCR Corporation	Utility	Methods and apparatus for obtaining imaging information in bar code scanners	6616044		09/09/2003
NCR Corporation	Utility	Self-service terminal	6626357		09/30/2003
NCR Corporation	Utility	Self-service terminal	6626426		09/30/2003
NCR Corporation	Utility	System and method for preventing detection of touch screen input data	6630896		10/07/2003
NCR Corporation	Utility	Self-service terminal	6630941		10/07/2003
NCR Corporation	Utility	Customer workstation intelligently connectable to a legacy retail system and providing supplemental functionality thereto	6644547		11/11/2003
NCR Corporation	Utility	Belt apparatus for use in a document processing system	6645103		11/11/2003
NCR Corporation	Utility	Method of providing persistent memory to a hand-held platform operating system on a computer system	6647492		11/11/2003
NCR Corporation	Utility	Method and apparatus for using passive loopback circuitry to determine whether a peripheral device is able to accept power from a computer and providing power accordlingly	6651177		11/18/2003
NCR Corporation	Utility	Methods and apparatus for obtaining and maintaining position information for a rotating optical element in a bar code scanner	6651889		11/25/2003
NCR Corporation	Utility	Active gap controlled feeder	6655677		12/02/2003
NCR Corporation	Utility	Scented jet ink and printed articles therefrom	6656256	*	12/02/2003
NCR Corporation	Utility	Produce texture data collecting apparatus and method	6658138		12/02/2003
NCR Corporation	Utility	Method and apparatus for integrating remote human interactive assistance function into software systems	6658466		12/02/2003
NCR Corporation	Utility	Self-service terminal	6659342		12/09/2003
NCR Corporation	Utility	Automated monitoring of activity of shoppers in a market	6659344		12/09/2003
NCR Corporation	Utility	System and method for detecting low paper in a printer using continuously variable measurements	6661979		12/09/2003
NCR Corporation	Utility	Automated configuration of computer accessories	6662240		12/09/2003
NCR Corporation	Utility	Self service terminal	6663001		12/16/2003

Registered Owner	Type	Title	Patent No.		Reg. Date
NCR Corporation	Utility	System for retrieving migratory data items, using urls	6665660		12/16/2003
NCR Corporation	Utility	Software sanity monitor	6665758		12/16/2003
NCR Corporation	Utility	Serviceable tamper resistant pin entry apparatus	6669100		12/30/2003
NCR Corporation	Utility	Method and apparatus for protecting data retrieved from a database	6671687		12/30/2003
NCR Corporation	Utility	Retail terminal configured as consumer gateway to electronic billing application	6676016		01/13/2004
NCR Corporation	Utility	System and method for monitoring a bag supply in a self-checkout station	6681896		01/27/2004
NCR Corporation	Utility	Self -service terminal	6685086		02/03/2004
NCR Corporation	Utility	A method of interfacing with virtual objects on a map including items with machine-readable tags	6690402		02/10/2004
NCR Corporation	Utility	Methods and apparatus for enhanced scanner operation employing bar code and bar code fragment time and position of data collection	6695211		02/24/2004
NCR Corporation	Utility	Method of changing an electronic price label display sequence	6696920		02/24/2004
NCR Corporation	Utility	Electronic shelf label mounting apparatus	6698701		03/02/2004
NCR Corporation	Utility	Printable form with removable label and method for producing same	6699551	*	03/02/2004
NCR Corporation	Utility	Wiring hub for a retail terminal	6701192		03/02/2004
NCR Corporation	Utility	Methods and apparatus for scan pattern selection and selective decode inhibition in barcode scanners	6702183		03/09/2004
NCR Corporation	Utility	System and method of providing a requested service at a lodging establishment	6705519		03/16/2004
NCR Corporation	Utility	Method for preventing storage of duplicate barcode entries in an item security database	6712268		03/30/2004
NCR Corporation	Utility	Method and apparatus for forming user sessions and presenting internet data according to the user sessions	6714931		03/30/2004
NCR Corporation	Utility	Methods and apparatus for secure personal identification number and data encryption	6715078		03/30/2004
NCR Corporation	Utility	Methods and apparatus for an electronic price label system	6715676		04/06/2004
NCR Corporation	Utility	Checkout system including a product security label deactivator	6715677		04/06/2004
NCR Corporation	Utility	Predictive internet automatic work distributor (pre-iawd) and proactive internet automatic work distributor (pro-iawd)	6718330		04/06/2004
NCR Corporation	Utility	Methods and apparatus for detection and processing of supplemental bar code labels	6722568		04/20/2004
NCR Corporation	Utility	Methods and apparatus for detection and processing of supplemental bar code labels	6724318		04/20/2004
NCR Corporation	Utility	Method of using an electronic ticket and distributed server computer architecture for the same	6725376		04/20/2004
NCR Corporation	Utility	Method and apparatus for multiple format image capture for use in retail transactions	6726094		04/27/2004
NCR Corporation	Utility	Card reader module	6729538		05/04/2004
NCR Corporation	Utility	Duplexing ties	6730383	*	05/04/2004
NCR Corporation	Utility	Release layer and method of preparation	6730765	*	05/04/2004
NCR Corporation	Utility	Methods and apparatus for providing display of bagging indicator on electronic price labels	6731197		05/04/2004
NCR Corporation	Utility	Self service terminal	6732918		05/11/2004

Registered Owner	Type	Title	Patent No.		Reg. Date
NCR Corporation	Utility	Radio frequency identification system and method	6732923		05/11/2004
NCR Corporation	Utility	Methods and apparatus for creating and storing secure customer receipts on smart cards	6738749		05/18/2004
NCR Corporation	Utility	Apparatus for use in a self-service terminal and a method of processing a financial instrument at a self-service terminal	6739503		05/25/2004
NCR Corporation	Utility	Consumer model	6741973		05/25/2004
NCR Corporation	Utility	Rule based expert system for consumer preference	6741975		05/25/2004
NCR Corporation	Utility	Retail terminal utilizing an imaging scanner for product attribute identification and consumer interactive querying	6744938		06/01/2004
NCR Corporation	Utility	Stealth tied label laminate	6746742	*	06/08/2004
NCR Corporation	Utility	System and method of detecting movement of an item	6747560		06/08/2004
NCR Corporation	Utility	Thermal transfer medium and method of making thereof	6749909	*	06/15/2004
NCR Corporation	Utility	Detector assembly for use in a bar code scanner and methods for fabricating the same	6752315		06/22/2004
NCR Corporation	Utility	Imaging system	6757419		06/29/2004
NCR Corporation	Utility	Method of downloading web content to a network kiosk in advance	6757683		06/29/2004
NCR Corporation	Utility	Self-service terminal	6758395		07/06/2004
NCR Corporation	Utility	Dual-sided imaging element	6759366	*	07/06/2004
NCR Corporation	Utility	Smart card which temporarily stores transactions in non-secure memory and consolidates the transactions into secure memory	6760796		07/06/2004
NCR Corporation	Utility	Card reader	6761310		07/13/2004
NCR Corporation	Utility	Self-service terminal	6763999		07/20/2004
NCR Corporation	Utility	System and method of displaying random weight item information by electronic price labels	6764002		07/20/2004
NCR Corporation	Utility	Checkout device including barcode reading apparatus, scale, and eas system	6764010		07/20/2004
NCR Corporation	Utility	Document printing, staging, and presentation device and associated methods	6767093		07/27/2004
NCR Corporation	Utility	Water-based dual security ink	6770687	*	08/03/2004
NCR Corporation	Utility	System and method of dispatching an individual in a transaction establishment	6774765		08/10/2004
NCR Corporation	Utility	Methods and apparatus for attaching an electronic price label to an electronic theft prevention tag	6774794		08/10/2004
NCR Corporation	Utility	Segmented	6775910	*	08/17/2004
NCR Corporation	Utility	Security label laminate	6777054	*	08/17/2004
NCR Corporation	Utility	System and method for updating a database of weights at a self-checkout terminal	6779722		08/24/2004
NCR Corporation	Utility	Methods and apparatus for replacing an electronic shelf label battery	6781580		08/24/2004
NCR Corporation	Utility	Methods and apparatus for analyzing and orienting lcd viewing screens in order to provide improved display quality	6781604		08/24/2004
NCR Corporation	Utility	Intelligent knowledge base content categorizer (IKBCC)	6782391		08/24/2004
NCR Corporation	Utility	Methods and apparatus for efficient use of space in arranging and configuring optical components of bar code scanners	6783074		08/31/2004

Registered Owner	Type	Title	Patent No.		Reg. Date
NCR Corporation	Utility	Direct thermal printer	6784906	*	08/31/2004
NCR Corporation	Utility	Media cassette	6786354		09/07/2004
NCR Corporation	Utility	System and method for verifying surveillance tag deactivation in a self-checkout station	6788205		09/07/2004
NCR Corporation	Utility	Variable pressure document infeed transport apparatus for use in a self-service terminal	6789795		09/14/2004
NCR Corporation	Utility	Epoxy curing agent emulsification for ttr application	6790493	*	09/14/2004
NCR Corporation	Utility	Apparatus for providing wireless transmission of information in electronic display systems and methods of using the same	6791466		09/14/2004
NCR Corporation	Utility	Method and apparatus for determining the retail performance metric of entry identification time	6792394		09/14/2004
NCR Corporation	Utility	Self-service terminal	6793134		09/21/2004
NCR Corporation	Utility	System and method for controlling weighing operations at a scale of a self-checkout terminal	6794586		09/21/2004
NCR Corporation	Utility	Methods and apparatus for dynamic adjustment of bar code reader parameters	6796503		09/28/2004
NCR Corporation	Utility	Thermal paper with preprinted indicia	6803344	*	10/12/2004
NCR Corporation	Utility	Self-service terminal having a reconfigurable media entry slot	6805285		10/19/2004
NCR Corporation	Utility	System and method for updating a product database based on surveillance tag detection at a self-checkout station	6809645		10/26/2004
NCR Corporation	Utility	Information system	6810394		10/26/2004
NCR Corporation	Utility	System and method of sending messages to a group of electronic price labels	6816840		11/09/2004
NCR Corporation	Utility	Web-on-CD	6816892		11/09/2004
NCR Corporation	Utility	Bar code scanner	6820811		11/23/2004
NCR Corporation	Utility	Self-service terminal including wireless communication	6823172		11/23/2004
NCR Corporation	Utility	Method of processing documents in an image-based document processing system and an apparatus therefor	6825940		11/30/2004
NCR Corporation	Utility	Methods and apparatus for locating and identifying text labels in digital images	6826305		11/30/2004
NCR Corporation	Utility	Methods and apparatus for using imaging information to improve scanning accuracy in bar code scanners	6827266		12/07/2004
NCR Corporation	Utility	Methods and apparatus for determining a position of a rotating optical element in a bar code scanner	6827271		12/07/2004
NCR Corporation	Utility	Method and apparatus for manipulating billing and payment information within a browser interface system	6830186		12/14/2004
NCR Corporation	Utility	Method and apparatus for manipulating billing and payment information within a browser interface system	6832212		12/14/2004
NCR Corporation	Utility	Preserving pagination of a document converted between different page sizes	6832352		12/14/2004
NCR Corporation	Utility	Self-service terminal	6840441		01/11/2005
NCR Corporation	Utility	System and method for self-checkout of video media in a rental store	6842115		01/11/2005
NCR Corporation	Utility	Method of processing a check and an apparatus therefor	6845366		01/18/2005

Registered Owner	Type	Title	Patent No.		Reg. Date
NCR Corporation	Utility	Produce recognition system and method	6845910		01/25/2005
NCR Corporation	Utility	Self-service terminal	6847937		01/25/2005
NCR Corporation	Utility	Expert system	6850923		02/01/2005
NCR Corporation	Utility	Self service terminal media loading and storage device	6851605		02/08/2005
NCR Corporation	Utility	System and method for integrating a self-checkout system into an existing store system	6856964		02/15/2005
NCR Corporation	Utility	Apparatus and method for utilizing an existing software application during operation of a convertible checkout terminal	6857505		02/22/2005
NCR Corporation	Utility	Thermal paper with preprinted indicia	6858564	*	02/22/2005
NCR Corporation	Utility	System and method of displaying information by an electronic price label	6859786		02/22/2005
NCR Corporation	Utility	Serialized system for image replacement documents	6860423		03/01/2005
NCR Corporation	Utility	Methods and apparatus for wireless operator notification in document processing systems	6862461		03/01/2005
NCR Corporation	Utility	Optical scanner having enhanced item side coverage	6866197		03/15/2005
NCR Corporation	Utility	Means for and method of displaying a visual decision tree model	6868412		03/15/2005
Ncr corporation	Utility	System and method for adjusting display brightness levels according to user preferences	6870529		03/22/2005
NCR Corporation	Utility	Method of processing items in a check processing system and an apparatus therefor	6870947		03/22/2005
NCR Corporation	Utility	System and method for handling alternate information on electronic price lables	6876975		04/05/2005
NCR Corporation	Utility	Methods and apparatus for error detection and correction in an electronic shelf label system	6877133		04/05/2005
NCR Corporation	Utility	Bar code scanner	6883712		04/26/2005
NCR Corporation	Utility	Methods and apparatus for automatically locating an electronic shelf label	6885287		04/26/2005
NCR Corporation	Utility	Method and apparatus for separating noise from a weight signal of a self-service checkout terminal	6886746		05/03/2005
NCR Corporation	Utility	Method and apparatus for generating an item menu for use during operation of a self-service checkout terminal	6892183		05/10/2005
NCR Corporation	Utility	Retrofit printer guide clip	6893014	*	05/17/2005
NCR Corporation	Utility	Method and apparatus for tracking customer purchasing habits	6901373		05/31/2005
NCR Corporation	Utility	Bar code scanner	6905070		06/14/2005
NCR Corporation	Utility	Active learning framework	6905341		06/14/2005
NCR Corporation	Utility	Promotion apparatus and method	6907400		06/14/2005
NCR Corporation	Utility	Method of determining usability of a document image and an apparatus therefor	6912297		06/28/2005
NCR Corporation	Utility	Creation, transmission and retrieval of information	6917722		07/12/2005
NCR Corporation	Utility	Event occurrence detection method and apparatus	6920468		07/19/2005
NCR Corporation	Utility	Authorization code	6923371		08/02/2005
NCR Corporation	Utility	Self-service terminal	6929176		08/16/2005
NCR Corporation	Utility	Method and apparatus for storing retail performance metrics	6929177		08/16/2005
NCR Corporation	Utility	Computer architecture and method for supporting and analyzing electronic commerce over the world wide web for commerce service providers and/or internet service providers	6934687		08/23/2005

Registered Owner	Type	Title	Patent No.		Reg. Date
NCR Corporation	Utility	Checkout device with enhanced security label detection	6942145		09/13/2005
NCR Corporation	Utility	Dynamic architecture integration technique	6944864		09/13/2005
NCR Corporation	Utility	Synchronized web scrolling	6958981		10/25/2005
NCR Corporation	Utility	Method of providing information	6959187		10/25/2005
NCR Corporation	Utility	Automated cafeteria	6959283		10/25/2005
NCR Corporation	Utility	Method and apparatus for advertising over a communications network	6968315		11/22/2005
NCR Corporation	Utility	Method and apparatus for storing retail performance metrics	6970810		11/29/2005
NCR Corporation	Utility	System and method of configuring value cards	6970851		11/29/2005
NCR Corporation	Utility	Methods and apparatus for intelligent data bedcheck of an electronic shelf label	6976206		12/13/2005
NCR Corporation	Utility	Electronic sign with oppositely facing electronic displays	6977627		12/20/2005
NCR Corporation	Utility	Apparatus and methods of reviewing deposited cheques	6978927		12/27/2005
NCR Corporation	Utility	System and method of reducing noise in an electronic shelf label system	6980784		12/27/2005
NCR Corporation	Utility	Private data protection method for a network kiosk	6981030		12/27/2005
NCR Corporation	Utility	Extended liner shelf talker	6981343	*	01/03/2006
NCR Corporation	Utility	Document path selector apparatus for use in a self-service terminal	6981636		01/03/2006
NCR Corporation	Utility	Thermal transfer ribbon with end of ribbon markers	6989180	*	01/24/2006
NCR Corporation	Utility	Interactive phone system utilizing wireless channels	6990321		01/24/2006
NCR Corporation	Utility	Self-checkout system	6990463		01/24/2006
NCR Corporation	Utility	Apparatus, system and method for electronic book distribution	6990464		01/24/2006
NCR Corporation	Utility	Evaluation system	6990474		01/24/2006
NCR Corporation	Utility	ATM receipt	6994265	*	02/07/2006
NCR Corporation	Utility	Methods and apparatus for automatically selecting and loading initialization software for a hardware configuration	6996708		02/07/2006
NCR Corporation	Utility	Radio frequency identification (RFID) tag and a method of operating an rfid tag	7002474		02/21/2006
NCR Corporation	Utility	Methods and apparatus for error detection and correction of an electronic shelf label system communication error	7007219		02/28/2006
NCR Corporation	Utility	Method for enhancing security and providing assistance in the operation of a self-service checkout terminal	7016862		03/21/2006
NCR Corporation	Utility	Checkout device including scan pattern-shifting element	7021544		04/04/2006
NCR Corporation	Utility	Transaction system and method of conducting a point-of-sale transaction between a merchant and a consumer using a wireless platform	7024396		04/04/2006
NCR Corporation	Utility	Methods and apparatus for self-diagnosing electronic price labels	7026913		04/11/2006
NCR Corporation	Utility	Method and apparatus for determining the validity of a data processing transaction	7028193		04/11/2006
NCR Corporation	Utility	System and method for enhancing security at a self-checkout station	7034679		04/25/2006
NCR Corporation	Utility	Self-service terminal	7035822		04/25/2006

Registered Owner	Type	Title	Patent No.		Reg. Date
NCR Corporation	Utility	Takeaway belt with item weight handling	7036726		05/02/2006
NCR Corporation	Utility	System and method for tracking items at a scale of a self-checkout terminal	7040455		05/09/2006
NCR Corporation	Utility	Excisable pharmaceutical label	7048308	*	05/23/2006
NCR Corporation	Utility	Optical sensor and method of operation thereof	7049572		05/23/2006
NCR Corporation	Utility	Apparatus for use in a self-service terminal and a method of processing a financial instrument at a self-service terminal	7051927		05/30/2006
NCR Corporation	Utility	Document diverter apparatus for use in a self-service terminal	7051928		05/30/2006
NCR Corporation	Utility	Bar code scanner with laser beam oscillator	7051939		05/30/2006
NCR Corporation	Utility	Establishing audio communication during initialization of video conference calls	7053923		05/30/2006
NCR Corporation	Utility	Methods for selecting high visual contrast colors in user-interface design	7054483		05/30/2006
NCR Corporation	Utility	Methods and apparatus for using imaging information to improve scanning accuracy in bar code scanners	7059527		06/13/2006
NCR Corporation	Utility	Method of creating an image replacement document for use in a check truncation environment and an apparatus therefor	7066668		06/27/2006
NCR Corporation	Utility	Method of creating an image replacement document for use in a check truncation environment and an apparatus therefor	7066669		06/27/2006
NCR Corporation	Utility	Settled weight scale for a checkout system	7070097		07/04/2006
NCR Corporation	Utility	Bar code scanner	7070108		07/04/2006
NCR Corporation	Utility	Radio frequency identification system with separately located transmitters and receivers	7071815		07/04/2006
NCR Corporation	Utility	Methods and apparatus for conserving battery power in an electronic shelf label system	7073081		07/04/2006
NCR Corporation	Utility	Barcode scanner with dual-surface polygon	7073716		07/11/2006
NCR Corporation	Utility	Noise suppression in beam-steered microphone array	7092882		08/15/2006
NCR Corporation	Utility	Method and apparatus for tracking retail performance metrics during a transaction at a point of sale station	7093748		08/22/2006
NCR Corporation	Utility	System and method of maintaining a bar code reader	7093760		08/22/2006
NCR Corporation	Utility	Methods and apparatus for a spread spectrum modulated backscatter electronic shelf label system	7095794		08/22/2006
NCR Corporation	Utility	Electronic check presentment with image interchange system and method of operating an electronic check presentment with image interchange system	7099845		08/29/2006
NCR Corporation	Utility	Downloading and uploading data in information networks using proxy server clients	7099927		08/29/2006
NCR Corporation	Utility	Self-service terminal	7100818		09/05/2006
NCR Corporation	Utility	Data warehouse applications for networks of self-service machines	7103618		09/05/2006
NCR Corporation	Utility	Method of reading a plurality of bar codes during a scanning motion	7108187		09/19/2006
NCR Corporation	Utility	Methods and apparatus for improved display of visual data for point of sale terminals	7116283		10/03/2006
NCR Corporation	Utility	Mobile inventory management system	7118036		10/10/2006
NCR Corporation	Utility	Methods and apparatus for design of dot matrix visual displays	7120570		10/10/2006

Registered Owner	Type	Title	Patent No.		Reg. Date
NCR Corporation	Utility	Security method for theft prone areas of a retail store	7123146		10/17/2006
NCR Corporation	Utility	Apparatus, system and method for electronic book distribution	7124100		10/17/2006
NCR Corporation	Utility	Method of processing image data to reorient an image represented by the image data in an image-based item processing system and an apparatus therefor	7127080		10/24/2006
NCR Corporation	Utility	System and method for controlling software configuration in a convertible self-checkout station	7127706		10/24/2006
NCR Corporation	Utility	Detector	7128259		10/31/2006
NCR Corporation	Utility	Methods of an operator handling a fault condition in an image-based self-service check depositing terminal	7128260		10/31/2006
NCR Corporation	Utility	Bar code scanner having a mirrored spinner which operates at different speeds	7128268		10/31/2006
NCR Corporation	Utility	Optically detectable security feature	7129506		10/31/2006
NCR Corporation	Utility	Method of operating an image-based document processing system and an apparatus therefor	7130090		10/31/2006
NCR Corporation	Utility	Method of printing information by a network kiosk	7130889		10/31/2006
NCR Corporation	Utility	Software development system having particular adaptability to financial payment switches	7131108		10/31/2006
NCR Corporation	Utility	Three-dimensional check image viewer and a method of handling check images in an image-based check processing system	7136061		11/14/2006
NCR Corporation	Utility	Self-service system and method of loading an executable transaction application program from a self-service terminal to a portable electronic device	7136623		11/14/2006
NCR Corporation	Utility	Method and apparatus for lane and front-end planning and design analysis	7146304		12/05/2006
NCR Corporation	Utility	Signature capture terminal	7146577		12/05/2006
NCR Corporation	Utility	Methods and apparatus for performing recurring electronic shelf label transactions	7149708		12/12/2006
NCR Corporation	Utility	Method of identifying items for checkout	7150395		12/19/2006
NCR Corporation	Utility	System and method for short-range wireless retail advertising aimed at short-range wireless protocol-enabled personal devices	7155210		12/26/2006
NCR Corporation	Utility	Shopping system and method	7156303		01/02/2007
NCR Corporation	Utility	Offset diecut stack	7157130	*	01/02/2007
NCR Corporation	Utility	Self-service terminals	7158952		01/02/2007
NCR Corporation	Utility	Downloading and uploading data in information networks	7159013		01/02/2007
NCR Corporation	Utility	Method of creating an image replacement document for use in a check truncation environment and an apparatus therefor	7163347		01/16/2007
NCR Corporation	Utility	Vote verification system and method	7178730		02/20/2007
NCR Corporation	Utility	Bar code reader with image display system	7178732		02/20/2007
NCR Corporation	Utility	Barcode scanner including a multitasking pattern mirror	7178734		02/20/2007
NCR Corporation	Utility	Keyboard matrix data transfer	7180504		02/20/2007
NCR Corporation	Utility	System and method for implementing financial transactions using cellular telephone data	7184747		02/27/2007
NCR Corporation	Utility	System and method of managing time-sensitive items	7185810		03/06/2007
NCR Corporation	Utility	Automated teller machine	7191936		03/20/2007

Registered Owner	Type	Title	Patent No.		Reg. Date
NCR Corporation	Utility	Optical media detector and method of operation thereof	7194151		03/20/2007
NCR Corporation	Utility	Self-service terminal	7194414		03/20/2007
NCR Corporation	Utility	Anti-jamming detector for radio frequency identification systems	7202784		04/10/2007
NCR Corporation	Utility	Self-service terminal	7206544		04/17/2007
NCR Corporation	Utility	Cash transaction verification and crediting apparatus	7206759		04/17/2007
NCR Corporation	Utility	Document stacker apparatus and method of stacking documents	7207493		04/24/2007
NCR Corporation	Utility	Method and apparatus for operating a configurable remote supervisor terminal of a self-service retail checkout system	7209891		04/24/2007
NCR Corporation	Utility	Module for validating deposited media items	7215414		05/08/2007
NCR Corporation	Utility	Currency system	7219083		05/15/2007
NCR Corporation	Utility	Systems and methods for providing performance feedback to a cashier at a point-of-sale terminal	7222086		05/22/2007
NCR Corporation	Utility	Method of downloading web content to a network kiosk in advance	7222184		05/22/2007
NCR Corporation	Utility	Self-service terminal	7225973		06/05/2007
NCR Corporation	Utility	Self-service terminal	7229007		06/12/2007
NCR Corporation	Utility	Document stacker apparatus and method of stacking documents	7229071		06/12/2007
NCR Corporation	Utility	Sensing system for ascertaining currency content of ATM	7230223		06/12/2007
NCR Corporation	Utility	Vacuum picking system	7232059		06/19/2007
NCR Corporation	Utility	Methods and apparatus for disabling, enabling or setting the range of radio frequency identification devices	7232069		06/19/2007
NCR Corporation	Utility	Module	7233408		06/19/2007
NCR Corporation	Utility	Cable retention apparatus	7234958		06/26/2007
NCR Corporation	Utility	Methods and apparatus for automatic assignment of a communication base station and timeslot for an electronic shelf label	7236473		06/26/2007
NCR Corporation	Utility	System and method of managing time-sensitive items	7237713		07/03/2007
NCR Corporation	Utility	Foldform label laminate	7241357	*	07/10/2007
NCR Corporation	Utility	Note skew detector	7242486		07/10/2007
NCR Corporation	Utility	Acoustic coupling product label	7245708		07/17/2007
NCR Corporation	Utility	Scale pan designed to pass rf signals with minimal interference	7247802		07/24/2007
NCR Corporation	Utility	Apparatus and method for operating a self-service checkout terminal having a voice generating device associated therewith	7255200		08/14/2007
NCR Corporation	Utility	Method of limiting access to network sites for a network kiosk	7260622		08/21/2007
NCR Corporation	Utility	Optical scanner having micro-electro-mechanical systems mirror array and associated method	7264167		09/04/2007
NCR Corporation	Utility	Method of providing an indication of quality of a document image and an apparatus therefor	7266230		09/04/2007
NCR Corporation	Utility	Secured pin entry device	7270275		09/18/2007
NCR Corporation	Utility	System and methods for integrating a self-checkout system into an existing store system	7272570		09/18/2007
NCR Corporation	Utility	System and method of determining unprocessed items	7275690		10/02/2007

Registered Owner	Type	Title	Patent No.		Reg. Date
NCR Corporation	Utility	Thermal transfer medium and method of making thereof	7282247	*	10/16/2007
NCR Corporation	Utility	Method of enabling consumer privacy using personal storage device	7293174		11/06/2007
NCR Corporation	Utility	Media thickness sensor assembly	7296735		11/20/2007
NCR Corporation	Utility	Encrypting keypad module	7298850		11/20/2007
NCR Corporation	Utility	Biometrics template	7302583		11/27/2007
NCR Corporation	Utility	RFID weight-based security method with container compensation	7311250		12/25/2007
NCR Corporation	Utility	System and method of completing a transaction involving goods tagged with RFID labels	7311251		12/25/2007
NCR Corporation	Utility	System and method of scheduling assisted-service travel terminal representatives	7313535		12/25/2007
NCR Corporation	Utility	Methods and apparatus for improved use of partial bar code information to decode a complete bar code	7314175		01/01/2008
NCR Corporation	Utility	Optical scanner having a balanced mirrored spinner	7316356		01/08/2008
NCR Corporation	Utility	Resin coated flexible substrates for printing high temperature resistant images	7318952	*	01/15/2008
NCR Corporation	Utility	Using a remote terminal to conduct assisted self-service transactions in a banking facility	7322516		01/29/2008
NCR Corporation	Utility	Methods and apparatus for performing delta updates of an electronic shelf label	7340412		03/04/2008
NCR Corporation	Utility	Adaptive, predictive system for replenishing currency in ATMS	7340415		03/04/2008
NCR Corporation	Utility	Media cassette sensing system	7341179		03/11/2008
NCR Corporation	Utility	Self-service terminal	7347359		03/25/2008
NCR Corporation	Utility	System and method of verifying item placement on a security scale	7347367		03/25/2008
NCR Corporation	Utility	System and method of notifying an operator of a result of attempting to read a product label	7347372		03/25/2008
NCR Corporation	Utility	Scale having surface plate that provides sole structural connection of its support members	7348501		03/25/2008
NCR Corporation	Utility	Wireless security module	7350230		03/25/2008
NCR Corporation	Utility	System and method for coupling users to a retail computer system with low risk of eavesdropping	7352996		04/01/2008
NCR Corporation	Utility	Card reader	7354003		04/08/2008
NCR Corporation	Utility	Self service terminal	7357302		04/15/2008
NCR Corporation	Utility	Security means for a spray dispenser	7357304		04/15/2008
NCR Corporation	Utility	Inkjet apparatus and a method of controlling an inkjet mechanism	7360862		04/22/2008
NCR Corporation	Utility	Security markers for indicating condition of an item	7378675		05/27/2008
NCR Corporation	Utility	Barcode scanner with configurable video modes	7380719		06/03/2008
NCR Corporation	Utility	Methods and apparatus for identifying electronic shelf labels with which communication has been lost	7382228		06/03/2008
NCR Corporation	Utility	Apparatus and method for maintaining a children’s automated bank account	7383213		06/03/2008
NCR Corporation	Utility	Self-checkout terminal	7386472		06/10/2008
NCR Corporation	Utility	Automatic electronic article surveillance for self-checkout	7389918		06/24/2008
NCR Corporation	Utility	Methods and apparatus for tracking the direction of a moving item by a bar code scanner	7389923		06/24/2008
NCR Corporation	Utility	Barcode scanner with tool free tower housing assembly	7389932		06/24/2008

Registered Owner	Type	Title	Patent No.		Reg. Date
NCR Corporation	Utility	Method of creating a substitute check using check image data from a remote check image capture device and an apparatus therefor	7391934		06/24/2008
NCR Corporation	Utility	Internet stamp	7396048	*	07/08/2008
NCR Corporation	Utility	Self service terminal	7401729		07/22/2008
NCR Corporation	Utility	Self-service deposit method and apparatus	7401730		07/22/2008
NCR Corporation	Utility	Card reader	7401736		07/22/2008
NCR Corporation	Utility	Systems and methods for asynchronous processing of electronic shelf label communication responses	7403909		07/22/2008
NCR Corporation	Utility	Paper sheet handling apparatus, automatic transaction apparatus, and paper sheet conveying apparatus	7404552		07/29/2008
NCR Corporation	Utility	System and method for directing customers to product locations within a store	7406437		07/29/2008
NCR Corporation	Utility	Method of controlling applications	7406693		07/29/2008
NCR Corporation	Utility	Paper feeding device with independent pickup rollers	7410159		08/12/2008
NCR Corporation	Utility	Method and apparatus for determining if a user walks away from a self-service checkout terminal during operation thereof	7416117		08/26/2008
NCR Corporation	Utility	Methods and apparatus for automatically determining and deducting weight of containers for products	7416119		08/26/2008
NCR Corporation	Utility	Paper skew correcting device and bill depositing/dispensing apparatus	7416182		08/26/2008
NCR Corporation	Utility	Method of determining failure of a communication base station	7417545		08/26/2008
NCR Corporation	Utility	System and method for synchronizing restaurant menu display with progress through a meal	7418413		08/26/2008
NCR Corporation	Utility	Method of creating a substitute check and an apparatus therefor	7421107		09/02/2008
NCR Corporation	Utility	Universal warning stripe slitting machine	7424852	*	09/16/2008
NCR Corporation	Utility	Cheque deposit at a self-service terminal	7424969		09/16/2008
NCR Corporation	Utility	Module	7426053		09/16/2008
NCR Corporation	Utility	Customer activity data system and method	7426479		09/16/2008
NCR Corporation	Utility	Anti-ram raid plinth	7427054		09/23/2008
NCR Corporation	Utility	Data entry device	7427933		09/23/2008
NCR Corporation	Utility	Dual-communication electronic shelf label system and method	7436285		10/14/2008
NCR Corporation	Utility	Penetration system	7436313		10/14/2008
NCR Corporation	Utility	System and method of tracking bill payment methods	7437324		10/14/2008
NCR Corporation	Utility	System and method for identifying a spatial code	7441704		10/28/2008
NCR Corporation	Utility	Self-service terminal	7451919		11/18/2008
NCR Corporation	Utility	Portable credit card verifier	7451920		11/18/2008
NCR Corporation	Utility	Document stacker apparatus and method of stacking documents	7451977		11/18/2008
NCR Corporation	Utility	System for displaying an information package	7453347		11/18/2008
NCR Corporation	Utility	Reconfigurable user interface systems	7453442		11/18/2008
NCR Corporation	Utility	Method of determining usability of a document image and an apparatus therefor	7457440		11/25/2008
NCR Corporation	Utility	Card reader	7458516		12/02/2008
NCR Corporation	Utility	System and method of sending messages to electronic shelf labels based upon priority	7461009		12/02/2008

Registered Owner	Type	Title	Patent No.		Reg. Date
NCR Corporation	Utility	Method of operating an image-based self-service check depositing terminal in response to a fault condition	7461773		12/09/2008
NCR Corporation	Utility	Secure tag reader	7462840		12/09/2008
NCR Corporation	Utility	Conducting assisted self-service transactions in a banking facility through a database schema	7464860		12/16/2008
NCR Corporation	Utility	Self-checkout system	7466231		12/16/2008
NCR Corporation	Utility	Power control interface for a self-service apparatus	7469350		12/23/2008
NCR Corporation	Utility	Self-service terminal	7469825		12/30/2008
NCR Corporation	Utility	Methods for selecting high visual contrast colors in user-interface design	7480405		01/20/2009
NCR Corporation	Utility	Security markers for marking a person or property	7488954		02/10/2009
NCR Corporation	Utility	Accuracy of data entry into micr line of bank checks in transit in the clearing process	7490759		02/17/2009
NCR Corporation	Utility	Conducting assisted self-service transactions where approval is needed	7490761		02/17/2009
NCR Corporation	Utility	Secure enclosure for sub-assembly of self service equipment	7490764		02/17/2009
NCR Corporation	Utility	Card reader	7490780		02/17/2009
NCR Corporation	Utility	Loss of universal serial bus communication	7493422		02/17/2009
NCR Corporation	Utility	Biometric system	7493496		02/17/2009
NCR Corporation	Utility	Secure tag validation	7495234		02/24/2009
NCR Corporation	Utility	Media cassette pusher plate locking mechanism	7497436		03/03/2009
NCR Corporation	Utility	Security markers for reducing receipt fraud	7501646		03/10/2009
NCR Corporation	Utility	Apparatus for rotating a mirrored spinner	7510119		03/31/2009
NCR Corporation	Utility	Methods and apparatus for wireless display units for document trays in financial document processing	7514646		04/07/2009
NCR Corporation	Utility	Material browser	7519544	*	04/14/2009
NCR Corporation	Utility	Self-service terminals in which remote parties can induce operation of peripheral devices without obtaining control over the peripheral devices	7519653		04/14/2009
NCR Corporation	Utility	Multi-vendor agent for a self-service terminal	7520423		04/21/2009
NCR Corporation	Utility	Self-service terminal	7522759		04/21/2009
NCR Corporation	Utility	Method of providing information	7522916		04/21/2009
NCR Corporation	Utility	Two-sided thermal transfer ribbon	7531224	*	05/12/2009
NCR Corporation	Utility	System and method for managing electronic price label overlays	7533127		05/12/2009
NCR Corporation	Utility	Weight scale fault detection	7533799		05/19/2009
NCR Corporation	Utility	Diverting stacker wheel	7543816		06/09/2009
NCR Corporation	Utility	Transaction processing systems maintenance	7545816		06/09/2009
NCR Corporation	Utility	Portable terminal	7545930		06/09/2009
NCR Corporation	Utility	Biometric system	7545960		06/09/2009
NCR Corporation	Utility	System and method for facilitating electronic commerce transactions at an automatic teller machine	7546274		06/09/2009
NCR Corporation	Utility	System for providing secure access	7546300		06/09/2009
NCR Corporation	Utility	Methods and apparatus for bar code conversion	7546949		06/16/2009
NCR Corporation	Utility	System for mounting a handheld barcode scanner	7546953		06/16/2009
NCR Corporation	Utility	Travel kiosk	7546957		06/16/2009
NCR Corporation	Utility	System and method for securing a base derivation key for use in injection of derived unique key per transaction devices	7548621		06/16/2009
NCR Corporation	Utility	Convenience store effectiveness model (CSEM)	7548879		06/16/2009

Registered Owner	Type	Title	Patent No.		Reg. Date
NCR Corporation	Utility	Methods and apparatus for preventing improper scans by a bar code scanner	7549585		06/23/2009
NCR Corporation	Utility	Feedback device	7551060		06/23/2009
NCR Corporation	Utility	Optical scanner	7552874		06/30/2009
NCR Corporation	Utility	Methods and apparatus for multiple support and weight measurement points in a scanner scale combination	7554042		06/30/2009
NCR Corporation	Utility	Methods and apparatus for using noise data to enhance bar code scanning accuracy	7556198		07/07/2009
NCR Corporation	Utility	Methods and apparatus for reducing the influence of noise in an optical scanning system	7556200		07/07/2009
NCR Corporation	Utility	Barcode scanner with tool free tower housing assembly	7556202		07/07/2009
NCR Corporation	Utility	Item checkout apparatus including integrated complimentary antennas	7559467		07/14/2009
NCR Corporation	Utility	Security container	7574967		08/18/2009
NCR Corporation	Utility	Rotating path switch	7575155		08/18/2009
NCR Corporation	Utility	Conducting financial transactions under multiple protocols in a single user session within a self-service terminal	7575156		08/18/2009
NCR Corporation	Utility	Security validation of machine components	7575160		08/18/2009
NCR Corporation	Utility	Self-checkout system and method	7575162		08/18/2009
NCR Corporation	Utility	Automated teller machine	7575166		08/18/2009
NCR Corporation	Utility	Self service terminal	7577612		08/18/2009
NCR Corporation	Utility	Provision of receipts for self service or point of sale terminals	7577613		08/18/2009
NCR Corporation	Utility	Defining a process by a plurality of pages defined in a mark-up language	7577903		08/18/2009
NCR Corporation	Utility	Columnar adhesive label roll	7588811	*	09/15/2009
NCR Corporation	Utility	Two-sided thermal printing	7589752	*	09/15/2009
NCR Corporation	Utility	Method of determining the cause of an error state in an apparatus	7600671		10/13/2009
NCR Corporation	Utility	Across the pavement wireless security system	7602294		10/13/2009
NCR Corporation	Utility	Self-service terminal	7602909		10/13/2009
NCR Corporation	Utility	Image-based check processing system and a method of operating an image-based check processing system to test focus of an imaging camera	7602957		10/13/2009
NCR Corporation	Utility	Self-service terminal	7603315		10/13/2009
NCR Corporation	Utility	Optical scanner	7611055		11/03/2009
NCR Corporation	Utility	Method of determining failure of an RFID label reader	7617979		11/17/2009
NCR Corporation	Utility	Computer peripheral with integrated printer and bar code reader	7617982		11/17/2009
NCR Corporation	Utility	Methods and apparatus for dynamic adjustment of scanner parameters	7617983		11/17/2009
NCR Corporation	Utility	Methods and apparatus for detecting and identifying improper antitheft device deactivation	7619528		11/17/2009
NCR Corporation	Utility	Self-checkout system	7620568		11/17/2009
NCR Corporation	Utility	Security feaure	7625500		12/01/2009
NCR Corporation	Utility	Prism sensor and method of operating a prism sensor for a check processing module of a self-service check depositing terminal	7633605		12/15/2009
NCR Corporation	Utility	Self-service terminal	7637420		12/29/2009

Registered Owner	Type	Title	Patent No.		Reg. Date
NCR Corporation	Utility	Method of processing a check depositing transaction between a bank customer and a bank teller	7637423		12/29/2009
NCR Corporation	Utility	Sensing system for detecting whether one bill, or more than one bill, is present at a sensing station in an ATM	7638746		12/29/2009
NCR Corporation	Utility	Currency validation	7639858		12/29/2009
NCR Corporation	Utility	Method of operating a remote check image capture device and an apparatus therefor	7639859		12/29/2009
NCR Corporation	Utility	Advertising terminal	7640214		12/29/2009
NCR Corporation	Utility	Vacuum pick mechanisms	7641185		01/5/2010
NCR Corporation	Utility	Thermal paper with security features	7645719	*	01/12/2010
NCR Corporation	Utility	Method and system for tuning an RFID interrogator	7649441		01/19/2010
NCR Corporation	Utility	Checkout device with hand grip	7658331		02/09/2010
NCR Corporation	Utility	System and method of processing payment of bills from multiple bill providers	7668766		02/23/2010
NCR Corporation	Utility	System and method for providing remote site intervention support for self-checkout stations	7673796		03/09/2010
NCR Corporation	Utility	Personalization of self-checkout security	7673797		03/09/2010
NCR Corporation	Utility	Method of displaying information by a network kiosk	7675503		03/09/2010
NCR Corporation	Utility	Selective omission of transaction data in a digital receipt	7676396		03/09/2010
NCR Corporation	Utility	Personal digital assistant as smart card	7676438		03/09/2010
NCR Corporation	Utility	Method and system for automated teller machine remote diagnostics and configuration	7677447		03/16/2010
NCR Corporation	Utility	Self-service terminals and self-service networks	7680689		03/16/2010
NCR Corporation	Utility	Self-service terminal	7680710		03/16/2010
NCR Corporation	Utility	Method of calibrating a scale	7681431		03/23/2010
NCR Corporation	Utility	Methods and apparatus for a scanner having a top plate assembly with weight measurement capabilities	7681795		03/23/2010
NCR Corporation	Utility	Secure tag	7699230		04/20/2010
NCR Corporation	Utility	Two-sided thermal print configurations	7710442	*	05/04/2010
NCR Corporation	Utility	Computer-implemented method of processing a substitute check and an apparatus therefor	7711176		05/04/2010
NCR Corporation	Utility	Self-service terminal	7711643		05/04/2010
NCR Corporation	Utility	Self service terminal	7716133		05/11/2010
NCR Corporation	Utility	Self service terminal	7716134		05/11/2010
NCR Corporation	Utility	Digitized bank checks validated by digital signatures	7720313		05/18/2010
NCR Corporation	Utility	Self-service system and method including shared components	7720710		05/18/2010
NCR Corporation	Utility	Self-guiding interface for customer service machines	7720711		05/18/2010
NCR Corporation	Utility	Presenting misaligned stacks of media	7721952		05/25/2010
NCR Corporation	Utility	Method, device and system for scanning optical codes	7726574		06/01/2010
NCR Corporation	Utility	Self-service terminal	7739144		06/15/2010
NCR Corporation	Utility	Methods and apparatus for locating electronic shelf labels	7743983		06/29/2010
NCR Corporation	Utility	Direct thermal and inkjet dual-sided printing	7764299	*	07/27/2010
NCR Corporation	Utility	Self-service terminal	7774649		08/10/2010
NCR Corporation	Utility	Dual-sided two-ply direct thermal image element	7777770	*	08/17/2010
NCR Corporation	Utility	Access self-service terminal	7782600		08/24/2010
NCR Corporation	Utility	Cash transaction verification and crediting apparatus	7783570		08/24/2010

Registered Owner	Type	Title	Patent No.		Reg. Date
NCR Corporation	Utility	Financial document item processing system and method of operating a financial document item processing system to encode/endorse a financial document item having a radio frequency identification tag	7792754		09/07/2010
NCR Corporation	Utility	Security markers for identifying a source of a substance	7800088		09/21/2010
NCR Corporation	Utility	Customizing security features	7802725		09/28/2010
NCR Corporation	Utility	Data management	7805609		09/28/2010
NCR Corporation	Utility	Self-service terminal	7810715		10/12/2010
NCR Corporation	Utility	Personal teller system and method of remote interactive and personalized banking	7814016		10/12/2010
NCR Corporation	Utility	Method of and system for prediction of the state of health of an apparatus	7815103		10/19/2010
NCR Corporation	Utility	Idle registered label roll	7820264	*	10/26/2010
NCR Corporation	Utility	Method of controlling thermal printing	7839425	*	11/23/2010
NCR Corporation	Utility	Media storage device	7845573		12/07/2010
NCR Corporation	Utility	Photoconductive device	7847254		12/07/2010
NCR Corporation	Utility	Barcode scanner with mirror antenna	7850085		12/14/2010
NCR Corporation	Utility	Self-service terminal	7856401		12/21/2010
NCR Corporation	Utility	System and method of determining interactions between medicines	7870007		01/11/2011
NCR Corporation	Utility	Scaleable check processing module for a self-service check depositing terminal	7886965		02/15/2011
NCR Corporation	Utility	High sensitivity radio frequency identification tag	7893816		02/22/2011
NCR Corporation	Utility	Methods and apparatus for directing bar code positioning for imaging scanning	7900840		03/08/2011
NCR Corporation	Utility	Methods and apparatus for single sideband modulation employing a frequency shift	7904032		03/08/2011
NCR Corporation	Utility	System for generating revenue using electronic mail and method for its use	7904336		03/08/2011
NCR Corporation	Utility	Methods of operating an image-based self-service check depositing terminal to provide enhanced check images and an apparatus therefor	7909244		03/22/2011
NCR Corporation	Utility	An optical sensor with a counter for counting items and controlling a light source	7910903		03/22/2011
NCR Corporation	Utility	Transaction processing systems	7912914		03/22/2011
NCR Corporation	Utility	Method of programming a barcode scanner	7913910		03/29/2011
NCR Corporation	Utility	Matching bar code colors to painted pixel filters	7913922		03/29/2011
NCR Corporation	Utility	Modular signature verification architecture	7917765		03/29/2011
NCR Corporation	Utility	Self-service checkout system with cash not available mode	7922072		04/12/2011
NCR Corporation	Utility	Methods and apparatus for automated document examination for age verification	7931194		04/26/2011
NCR Corporation	Utility	Methods and apparatus for self diagnosing electronic price labels	7933804		04/26/2011
NCR Corporation	Utility	Self-service terminal	7942315		05/17/2011
NCR Corporation	Utility	Self service terminal	7946409		05/24/2011
NCR Corporation	Utility	Distributed image capture proof-of-deposit system and method of operating a distributed image capture proof-of-deposit system	7949602		05/24/2011
NCR Corporation	Utility	Method of producing a coated optical element	7950582		05/31/2011
NCR Corporation	Utility	Media stacker	7950651		05/31/2011
NCR Corporation	Utility	Printer with debris control apparatus	7952598	*	05/31/2011

Registered Owner	Type	Title	Patent No.		Reg. Date
NCR Corporation	Utility	Bank document image viewing apparatus and methods of a financial institution presenting an image of a bank document in a check truncation environment	7957577		06/07/2011
NCR Corporation	Utility	Mirrored spinner with paired offset facets	7992785		08/09/2011
NCR Corporation	Utility	Method of remotely controlling a user interface	7996461		08/09/2011
NCR Corporation	Utility	Dual-aperature barcode scanner with tether-free tower housing	7997493		08/16/2011
NCR Corporation	Utility	Self-service terminal	8011571		09/06/2011
NCR Corporation	Utility	System and method of refilling a prescription	8027847		09/27/2011
NCR Corporation	Utility	Methods and apparatus for positioning objects for scanning by a hybrid laser and imaging scanner	8028916		10/04/2011
NCR Corporation	Utility	Slitting knife cartridge	8033203	*	10/11/2011
NCR Corporation	Utility	Self-service terminal	8033454		10/11/2011
NCR Corporation	Utility	Item checkout device and weigh plate with improved electromagnetic field performance	8033461		10/11/2011
NCR Corporation	Utility	Apparatus, method and system for an image scanner with differential panning	8033468		10/11/2011
NCR Corporation	Utility	Secure tag coding	8034398		10/11/2011
NCR Corporation	Utility	Radio frequency data reader	8035521		10/11/2011
NCR Corporation	Utility	Automated business system and method of vending and returning a consumer product	8036774		10/11/2011
NCR Corporation	Utility	Automated business system and method of vending and returning a consumer product	8041454		10/18/2011
NCR Corporation	Utility	Two-sided thermal wrap around label	8043993	*	10/25/2011
NCR Corporation	Utility	Methods and apparatus for generating and decoding scan patterns using multiple laser sources	8056810		11/15/2011
NCR Corporation	Utility	Privacy-enabled keypad	8061590		11/22/2011
NCR Corporation	Utility	Dual-stack document storage bin for use in a self-service bunch document depositing terminal	8066273		11/29/2011
NCR Corporation	Utility	Multisided thermal media combinations	8067335	*	11/29/2011
NCR Corporation	Utility	Queue management system and method	8068600		11/29/2011
NCR Corporation	Utility	Automated business system and method of vending and returning a consumer product	8078316		12/13/2011
NCR Corporation	Utility	Self-service terminal	8078912		12/13/2011
NCR Corporation	Utility	Thermal indicators	8083423	*	12/27/2011
NCR Corporation	Utility	Detecting improved quality counterfeit media	8086017		12/27/2011
NCR Corporation	Utility	Methods of processing a check in a check stock verification system	8086018		12/27/2011
NCR Corporation	Utility	Automated business system and method of vending and returning a consumer product	8086349		12/27/2011
NCR Corporation	Utility	Barcode imaging system and source of electromagnetic radiation therefor	8091789		01/10/2012
NCR Corporation	Utility	Universal serial bus (USB) connector retaining device and arrangement	8092243		01/10/2012
NCR Corporation	Utility	Dedicated self-service return terminal and method of operating a dedicated self-service return terminal for receiving returned media on which entertainment data is stored	8113421		02/14/2012
NCR Corporation	Utility	Check processing module for a self-service check depositing terminal	8113426		02/14/2012
NCR Corporation	Utility	Methods and apparatus for automated product identification in point of sale applications	8113427		02/14/2012
NCR Corporation	Utility	Barcode reading station	8113429		02/14/2012

Registered Owner	Type	Title	Patent No.		Reg. Date
NCR Corporation	Utility	Scale assembly mounting apparatus for an optical scanner	8113431		02/14/2012
NCR Corporation	Utility	Document deskewing module with a moving track bottom and methods of operating a document deskewing module	8113511		02/14/2012
NCR Corporation	Utility	Printable adhesive label	8114811	*	02/14/2012
NCR Corporation	Utility	Two-sided thermal paper	8114812	*	02/14/2012
NCR Corporation	Utility	Media characterization	8116995		02/14/2012
NCR Corporation	Utility	Printing security features	8117963		02/21/2012
NCR Corporation	Utility	Self-service terminal	8118215		02/21/2012
NCR Corporation	Utility	Shopping cart with a self-charging system	8120190		02/21/2012
NCR Corporation	Utility	Method and system for tuning an RFID interrogator	8120469		02/21/2012
NCR Corporation	Utility	Method of processing a check and an apparatus therefor	8121950		02/21/2012
NCR Corporation	Utility	Data verification system for a near field communications enabled display	8126505		02/28/2012
NCR Corporation	Utility	Produce weighing scale with a camera and methods of operating a produce weighing scale having a camera	8136727		03/20/2012
NCR Corporation	Utility	Dual-sided thermal form card	8173575	*	05/08/2012
NCR Corporation	Utility	Method and apparatus for customer specific based food preparation prediction	8175917		05/08/2012
NCR Corporation	Utility	Controlled fold document delivery	8182161	*	05/22/2012
NCR Corporation	Utility	System and method for tracking currency at a self-checkout station	8185404		05/22/2012
NCR Corporation	Utility	Apparatus, method and system for selective reading of pixels from an image capture device	8186596		05/29/2012
NCR Corporation	Utility	Gift card account system and methods of a merchant processing a gift card	8191775		06/05/2012
NCR Corporation	Utility	Method and apparatus for automated access control system	8191781		06/05/2012
NCR Corporation	Utility	Two-sided thermal print command	8194107	*	06/05/2012
NCR Corporation	Utility	Audio processing apparatus	8194877		06/05/2012
NCR Corporation	Utility	Conducting multiple financial transactions on a self-service terminal	8196812		06/12/2012
NCR Corporation	Utility	Self-service terminal	8196820		06/12/2012
NCR Corporation	Utility	Media cassette	8196920		06/12/2012
NCR Corporation	Utility	RFID tag reader	8199004		06/12/2012
NCR Corporation	Utility	Terminal and device management method	8201728		06/19/2012
NCR Corporation	Utility	Entertainment media rental and return system and a removable storage bin therefor	8204622		06/19/2012
NCR Corporation	Utility	Method of validating a digital certificate and a system therefor	8205250		06/19/2012
NCR Corporation	Utility	Two sided thermal RFID	8207824	*	06/26/2012
NCR Corporation	Utility	Methods and apparatus for analyzing signal conditions affecting operation of an RFID communication device	8207826		06/26/2012
NCR Corporation	Utility	Two-sided thermal media	8211826	*	07/03/2012
NCR Corporation	Utility	Kiosk for dispensing items	8214078		07/03/2012
NCR Corporation	Utility	UV and thermal guard	8222184	*	07/17/2012
NCR Corporation	Utility	Secure circuit board assembly	8238095		08/07/2012

Registered Owner	Type	Title	Patent No.		Reg. Date
NCR Corporation	Utility	Methods and apparatus for managing sequencing of data received from devices in a retail point of sale system	8239271		08/07/2012
NCR Corporation	Utility	Hybrid imaging optical code reader	8240570		08/14/2012
NCR Corporation	Utility	Method and apparatus for initiating corrective action for an electronic terminal	8245076		08/14/2012
NCR Corporation	Utility	Card reader device with sensor for sensing card trapping device	8251282		08/28/2012
NCR Corporation	Utility	Dual-sided two-ply direct thermal image element	8252717	*	08/28/2012
NCR Corporation	Utility	Apparatus, method and system for elongating pixel data	8254725		08/28/2012
NCR Corporation	Utility	Linerless label printer	8261799	*	09/11/2012
NCR Corporation	Utility	Media presenter	8261903		09/11/2012
NCR Corporation	Utility	Media depository	8262076		09/11/2012
NCR Corporation	Utility	Media cassette	8262083		09/11/2012
NCR Corporation	Utility	Device and method of coupling a processor to an RFID tag	8269608		09/18/2012
NCR Corporation	Utility	Methods of two-sided printing	8276808	*	10/02/2012
NCR Corporation	Utility	Thermal labels	8283283	*	10/09/2012
NCR Corporation	Utility	Checkout methods and apparatus	8286868		10/16/2012
NCR Corporation	Utility	Wireless self-service terminal audio lead through	8290436		10/16/2012
NCR Corporation	Utility	Self-checkout system having minimal footprint	8290814		10/16/2012
NCR Corporation	Utility	Techniques for temporary access to enterprise networks	8290877		10/16/2012
NCR Corporation	Utility	Rental return method and apparatus	8290878		10/16/2012
NCR Corporation	Utility	Apparatus and system for a hybrid optical code scanner	8292181		10/23/2012
NCR Corporation	Utility	Methods and apparatus for germicidal irradiation of checkout system surfaces	8297435		10/30/2012
NCR Corporation	Utility	Media transport	8297865		10/30/2012
NCR Corporation	Utility	Methods of operating an image-based self-service check depositing terminal to improve locating a pre-defined check field and an apparatus therefor	8300915		10/30/2012
NCR Corporation	Utility	Distributed item dispenser management	8301301		10/30/2012
NCR Corporation	Utility	Heartbeat system	8301937		10/30/2012
NCR Corporation	Utility	Media recycler	8302757		11/06/2012
NCR Corporation	Utility	Method of controlling thermal printing	8314821	*	11/20/2012
NCR Corporation	Utility	Printer and method of printing	8314823		11/20/2012
NCR Corporation	Utility	Fraudulent document detection system and method	8317085		11/27/2012
NCR Corporation	Utility	Item having a data tag	8317098		11/27/2012
NCR Corporation	Utility	Produce data collecter which collects internal produce information	8317101		11/27/2012
NCR Corporation	Utility	Modular print system	8317188		11/27/2012
NCR Corporation	Utility	Multiple-display device	8319700		11/27/2012
NCR Corporation	Utility	Touchscreen module	8319738		11/27/2012
NCR Corporation	Utility	System and method for identifying produce	8320633		11/27/2012
NCR Corporation	Utility	Self-service kiosk with multiple secure service areas	8321052		11/27/2012
NCR Corporation	Utility	Adjustable mounting apparatus for a peripheral device of a self-service retail item checkout station	8321340		11/27/2012
NCR Corporation	Utility	Self-service terminal	8321344		11/27/2012
NCR Corporation	Utility	Methods of operating a self-service check depositing terminal to provide an ackowledgement receipt	8321349		11/27/2012
NCR Corporation	Utility	Media dispenser	8322721		12/04/2012
NCR Corporation	Utility	Personal teller system for remote interactive and personalized banking	8332319		12/11/2012

Registered Owner	Type	Title	Patent No.		Reg. Date
NCR Corporation	Utility	Optical code recognition apparatus	8333328		12/18/2012
NCR Corporation	Utility	Travel kiosk	8342391		01/01/2013
NCR Corporation	Utility	High speed wireless infrastructure	8345577		01/01/2013
NCR Corporation	Utility	Dedicated self-service return terminal and method of operating a dedicated self-service return terminal for receiving returned media on which entertainment data is stored	8346387		01/01/2013
NCR Corporation	Utility	Security method for a self-service checkout system with rfid capability	8360207		01/29/2013
NCR Corporation	Utility	Reducing transaction time in a self-service terminal	8360309		01/29/2013
NCR Corporation	Utility	Methods and apparatus for user interface management in point of sale applications	8360310		01/29/2013
NCR Corporation	Utility	Apparatus, system and method for a hybrid optical code scanner	8360320		01/29/2013
NCR Corporation	Utility	Externally-powerable media transport module	8360429		01/29/2013
NCR Corporation	Utility	Dual-sided thermal print folding	8363074	*	01/29/2013
NCR Corporation	Utility	Weight detection for cashier checkout terminals	8364543		01/29/2013
NCR Corporation	Utility	Kiosk	8365868		02/05/2013
NCR Corporation	Utility	Techniques for disparate barcode transaction processing	8365984		02/05/2013
NCR Corporation	Utility	Optical scanner with floating load cell frame	8365992		02/05/2013
NCR Corporation	Utility	Convertible barcode reader	8365998		02/05/2013
NCR Corporation	Utility	Combined laser and imaging scanner	8366006		02/05/2013
NCR Corporation	Utility	Media presenter	8366107		02/05/2013
NCR Corporation	Utility	Dual-sided thermal security features	8367580	*	02/05/2013
NCR Corporation	Utility	Method of processing a check in an image-based check processing system and an apparatus therefor	8369601		02/05/2013
NCR Corporation	Utility	Methods and apparatus for managing location information for movable objects	8369981		02/05/2013
NCR Corporation	Utility	Method and system for delivering multi-media products	8369987		02/05/2013
NCR Corporation	Utility	Methods and apparatus for travel information	8370066		02/05/2013
NCR Corporation	Utility	Method of completing a transaction using wirelessly transferred payment information	8370220		02/05/2013
NCR Corporation	Utility	Self-service terminal	8370499		02/05/2013
NCR Corporation	Utility	Access to a processing device	8370923		02/05/2013
NCR Corporation	Utility	Methods and apparatus for managing and updating stored information	8423564		04/16/2013
NCR Corporation	Utility	Pick unit	8430395		04/30/2013
NCR Corporation	Utility	Encrypting touch-sensitive display	8456429		06/04/2013
NCR Corporation	Utility	System and method of cashing a check	8458096		06/04/2013
NCR Corporation	Utility	Two-sided thermal printer control	8462184	*	06/11/2013
NCR Corporation	Utility	Self-service media rental terminal and method of operating a self-service media rental terminal having a plurality of customer interfaces	8463432		06/11/2013
NCR Corporation	Utility	Distributed digital certificate validation method and system	8464045		06/11/2013
NCR Corporation	Utility	Electronic shelf label with internal information	8479422		07/09/2013
NCR Corporation	Utility	Removable media container	8479910		07/09/2013
NCR Corporation	Utility	Media cassette	8479979		07/09/2013
NCR Corporation	Utility	Hybrid optical code scanner and system	8479995		07/09/2013
NCR Corporation	Utility	Media handling	8480076		07/09/2013

Registered Owner	Type	Title	Patent No.		Reg. Date
NCR Corporation	Utility	Document processing apparatus and method of operating a document processing apparatus	8480077		07/09/2013
NCR Corporation	Utility	Item storage	8480085		07/09/2013
NCR Corporation	Utility	UV and thermal guard and a process of making and using thereof	8481108	*	07/09/2013
NCR Corporation	Utility	Software framework to build an executable scheme in a gui environment	8484615		07/09/2013
NCR Corporation	Utility	Interoperability method and software	8484627		07/09/2013
NCR Corporation	Utility	Terminal fascia	8485433		07/16/2013
NCR Corporation	Utility	Retail checkout system and method	8494908		07/23/2013
NCR Corporation	Utility	Fraud prevention	8496171		07/30/2013
NCR Corporation	Utility	Method and apparatus for providing customer side imaging as well as bar code scanning imaging	8496178		07/30/2013
NCR Corporation	Utility	Methods and apparatus for imaging bar code scanning	8496179		07/30/2013
NCR Corporation	Utility	Secure ID	8496185		07/30/2013
NCR Corporation	Utility	Media cassette	8496242		07/30/2013
NCR Corporation	Utility	Methods and apparatus for managing location information for movable objects	8498734		07/30/2013
NCR Corporation	Utility	Storage method for digital media items	8498735		07/30/2013
NCR Corporation	Utility	Compact media disc vending or rental kiosk	8498737		07/30/2013
NCR Corporation	Utility	Methods to broadcast status of a self-service dispensing device	8498738		07/30/2013
NCR Corporation	Utility	System and Method for Performing a Security Check at a Checkout Terminal	8498903		07/30/2013
NCR Corporation	Utility	Application monitoring	8499071		07/30/2013
NCR Corporation	Utility	Managing code-tracing data	8499200		07/30/2013
NCR Corporation	Utility	Secure authentication at a self-service terminal	8499346		07/30/2013
NCR Corporation	Utility	Scanner and weigh scale with self-centering surface	8500017		08/06/2013
NCR Corporation	Utility	Method of validating a media item	8503796		08/06/2013
NCR Corporation	Utility	Multi-lingual two-sided printing	8504427	*	08/06/2013
NCR Corporation	Utility	System and method of displaying information by an electronic price label	8504429		08/06/2013
NCR Corporation	Utility	System and method of displaying information by an electronic price label	8504430		08/06/2013
NCR Corporation	Utility	System and method of certifying a check	8504476		08/06/2013
NCR Corporation	Utility	Communicating with devices in an ATM	8505037		08/06/2013
NCR Corporation	Utility	Thermal indicators	8511228	*	08/20/2013
NCR Corporation	Utility	Self-service terminal	8515869		08/20/2013
NCR Corporation	Utility	Linerless labels	8537184	*	09/17/2013
NCR Corporation	Utility	Thermal indicators	8567317	*	10/29/2013
NCR Corporation	Utility	Secure enclosure	8567665		10/29/2013
NCR Corporation	Utility	Two-sided sheet containing a plurality of different travel-related document items and a method of operating an apparatus to provide such a two-sided sheet	8567674	*	10/29/2013
NCR Corporation	Utility	Method, device and system for a laser bar code scanner with imaging assist	8567680		10/29/2013
NCR Corporation	Utility	Two-sided Direct Thermal Label with Pouch	8568847	*	10/29/2013
NCR Corporation	Utility	Method and apparatus for multi-touch surface interaction for a financial application within a bank branch	8570281		10/29/2013
NCR Corporation	Utility	Device start up system and method	8572294		10/29/2013

Registered Owner	Type	Title	Patent No.	Reg. Date
NCR Corporation	Utility	Methods and apparatus for selecting and delivering content	8572753	10/29/2013
NCR Corporation	Utility	Media depository	8573405	11/05/2013
NCR Corporation	Utility	Two-sided print data splitting	8576436	11/05/2013
NCR Corporation	Utility	Evaluating soiling of a media item	8577117	11/05/2013
NCR Corporation	Utility	System and method for interpreting a specification language file to implement a business system	8578350	11/05/2013
NCR Corporation	Utility	Fraud prevention	8584947	11/19/2013
NCR Corporation	Utility	Apparatus, method and system for extracting pixel data from an image capture device	8584951	11/19/2013
NCR Corporation	Utility	Apparatus, system and method for extending the depth of field of an optical code scanner	8584952	11/19/2013
NCR Corporation	Utility	Controlling a pick mechanism of a machine for handling sheet media	8585042	11/19/2013
NCR Corporation	Utility	Media transaction kiosk and method	8587407	11/19/2013
NCR Corporation	Utility	Encrypting touch-sensitive display	8587551	11/19/2013
NCR Corporation	Utility	Creating a terminal application	8589868	11/19/2013
NCR Corporation	Utility	Method and system for entry of encrypted and non-encrypted information on a touch screen	6317835	11/13/2001
NCR Corporation	Utility	Audio request interaction system	7257536	08/14/2007
NCR Corporation	Utility	Interactive customer display system and method	7835946	11/16/2010
NCR Corporation	Utility	Pay at pump encryption device	7966262	06/21/2011
NCR Corporation	Utility	Loyalty host interface	8510162	08/13/2013
Toshiba Tec Kabushiki Kaisha	Utility	Thermal printer and drive control method of thermal head	8382388	02/26/2013
NCR Corporation and Toshiba Tec Kabushiki Kaisha	Utility	Thermal printer and locking device	8231291	07/31/2012
NCR Corporation and Toshiba Tec Kabushiki Kaisha	Utility	Thermal printer and drive control method of thermal head	7950860	05/31/2011
NCR Corporation and Toshiba Tec Kabushiki Kaisha	Utility	Thermal printer and drive control method of thermal head	7914218	05/31/2011
NCR Corporation and Toshiba Tec Kabushiki Kaisha	Utility	Printing apparatus including plural printheads and a drive mechanism for the platen rollers	7891893	02/22/2011
NCR Corporation and Toshiba Tec Kabushiki Kaisha	Utility	Printing apparatus including a cover holding a thermal head and a platen roller on a hinged frame	7828490	11/09/2010
NCR Corporation and Toshiba Tec Kabushiki Kaisha	Utility	Thermal printer and method of controlling the same	7782349	08/24/2010
NCR Corporation and Toshiba Tec Kabushiki Kaisha	Utility	Duplex printer	7623145	11/24/2009

Registered Owner	Type	Title	Patent No.		Reg. Date
NCR Corporation	Utility	Method of monitoring item shuffling in a post-scan area of a self-service checkout terminal	5967264		10/19/1999
NCR Corporation	Utility	Business process simulation testing for bank branches using avatars	8606610		12/10/2013
NCR Corporation	Design	Self-service terminal	D707012		06/10/2014
NCR Corporation	Design	Terminal	D734314		07/14/2015
NCR Corporation	Design	Terminal	D693803		11/19/2013
NCR Corporation	Utility	Method of controlling a self-service terminal	8788302		07/22/2014
NCR Corporation	Utility	Media item transporter	9171430		10/27/2015
NCR Corporation	Utility	Pathway selection	8875991		11/04/2014
NCR Corporation	Utility	System and method of using electronic funds transfer to complete payment for goods and services	8880432		11/04/2014
Inventor	Utility	Format and method for representing a dynamic digital image	9001136		04/07/2015
NCR Corporation	Utility	Checkout device with multi-touch input device	9092050		07/28/2015
NCR Corporation	Utility	Methods and Apparatus for Positioning an Optical Code for Imaging Scanning	8870073		10/28/2014
NCR Corporation	Utility	Checkout stand with a barcode reader on a bagging end	8985444		03/24/2015
NCR Corporation	Utility	Display location	8876079		11/04/2014
NCR Corporation	Utility	Media dispensing self-service terminal	8915426		12/23/2014
NCR Corporation	Utility	Document pinching	8936244		01/20/2015
NCR Corporation	Utility	Secure collection	9147323		09/29/2015
NCR Corporation	Utility	Selective direct thermal and thermal transfer printing	8848010	*	09/30/2014
Inventor	Utility	Device and Method of Coupling a Processor to an RFID tag	8681002		03/25/2014
NCR Corporation	Design	Self-service terminal	D697505		01/14/2014
NCR Corporation	Utility	Validation template for valuable media of multiple classes	8625876		01/07/2014
Inventors	Utility	Thermal indicators	8764324	*	07/01/2014
NCR Corporation	Utility	Methods and apparatus for managing location information for movable objects	8626332		01/07/2014
NCR Corporation	Utility	Linerless labels	8711190	*	04/29/2014
NCR Corporation	Utility	Removable media container	8714337		05/06/2014
NCR Corporation	Utility	Patent application information retrieval	8949310		02/03/2015
NCR Corporation	Utility	System and method for operating multiple checkout stations with a single processor	9129288		09/08/2015
NCR Corporation	Utility	Jam reduction	8931632		01/13/2015
NCR Corporation	Utility	Method and apparatus for reducing recognition times in an image-based product recognition system	9135789		09/15/2015
NCR Corporation	Utility	Method, apparatus and system for scanning optical codes	8702002		04/22/2014
NCR Corporation	Utility	Self-service terminal (SST) withmedia transfer device	8887996		11/18/2014
NCR Corporation	Utility	Low profile tri-aperture optical code scanner	8733651		05/27/2014
NCR Corporation	Utility	Dual capacitor load cell	9250144		02/02/2016
NCR Corporation	Utility	Checkout system including rotating barcode reader	8925811		01/06/2015
NCR Corporation	Utility	Techniques for checking into a retail establishment	9111273		08/18/2015
NCR Corporation	Utility	Methods and apparatus for low resolution item identification	8953062		02/10/2015
NCR Corporation	Utility	Secure enclosure	9127495		09/08/2015
NCR Corporation	Utility	User inerface for an SST	9019089		04/28/2015

Registered Owner	Type	Title	Patent No.		Reg. Date
NCR Corporation	Utility	Methods of mobile self-checkout shopping for produce items in a retail grocery store	8915429		12/23/2014
NCR Corporation	Utility	Media alignment	9098089		08/21/2014
NCR Corporation	Utility	Media handler protection	9177450		11/03/2015
Inventors	Utility	Dynamic host integration	9253258		02/02/2016
NCR Corporation	Utility	Methods and systems for performing security weight checks at checkouts	9033227		05/19/2015
NCR Corporation	Utility	Item location	9016682		04/28/2015
NCR Corporation	Utility	Security method using an imaging barcode reader	9165173		10/20/2015
NCR Corporation	Utility	Media authentication	9245399		01/26/2016
NCR Corporation	Utility	Method and apparatus for assembling an image of a document	9129176		09/08/2015
NCR Corporation	Utility	Device and Method for Active Reduction of Radio Frequency Noise	9252892		02/02/2016
NCR Corporation	Utility	Self-service check cashing system and method	9070124		06/30/2015
NCR Corporation	Utility	Media item transportation	9016683		04/28/2015
NCR Corporation	Utility	Media item transportation	9082246		07/14/2015
NCR Corporation	Utility	Event handling	8966505		02/24/2015
NCR Corporation	Utility	Defect categorization	9047723		06/02/2015
NCR Corporation	Utility	Optical code scanner with a high dispersion optical lens	9082029		07/14/2015
NCR Corporation	Utility	Techniques for computer system recovery	9250923		02/02/2016
NCR Corporation	Utility	Bunch media processing system	8684152		04/01/2014
NCR Corporation	Utility	Multipurpose printer protecting print elements from adhesive on the medium	8985738	*	03/24/2015
NCR Corporation	Utility	Optical code	8925829		01/06/2015
NCR Corporation	Utility	Methods and apparatus for visually assisted fast food order preparation	8793161		07/29/2014
NCR Corporation	Utility	Media presenter	8899475		12/02/2014
NCR Corporation	Utility	Cash management of self-service transactional devices	8639594		01/28/2014
Inventors	Utility	Self-service terminal	8827152		09/09/2014
NCR Corporation	Utility	Method, apparatus and system for scanning an optical code	8960549		02/24/2015
NCR Corporation	Utility	Item recycling	8733530		05/27/2014
NCR Corporation	Utility	Self-service terminal	9219660		12/22/2015
NCR Corporation	Utility	Methods of processing data from multiple image sources to provide normalized confidence levels for use in improving performance of a recognition processor	9208378		12/08/2015
NCR Corporation	Utility	Deposit module	8973917		03/10/2015
NCR Corporation	Utility	Selective bunch presentation	8844806		09/30/2014
NCR Corporation	Utility	Location aware authentication techniques	9037111		05/19/2015
NCR Corporation	Utility	Fraud prevention	8695879		04/15/2014
Inventors	Utility	System and method of connecting a computer to a peripheral of another computer	8886842		11/11/2014
NCR Corporation	Utility	Network management system, software and method	9071634		06/30/2015
NCR Corporation	Utility	Apparatus, method and system for opening a paper bag	9113726		08/25/2015
NCR Corporation	Utility	Multi-touch surface interaction	8754856		06/17/2014
NCR Corporation	Utility	Media quality assessment system and method	8927891		01/06/2015
NCR Corporation	Utility	Thermal transfer ribbon for finishing a printed label and method of manufacturing a thermal transfer ribbon therfor	8823757	*	09/02/2014

Registered Owner	Type	Title	Patent No.		Reg. Date
NCR Corporation	Utility	Augmented reality for assisting consumer transactions	9020838		04/28/2015
NCR Corporation	Utility	Convertible barcode reader	8672225		03/18/2014
NCR Corporation	Utility	Techniques for mobile transaction processing	8738540		05/27/2014
NCR Corporation	Utility	Techniques for automating self-service transactions	9053475		06/09/2015
NCR Corporation	Utility	Techniques for calibrating measuring devices	9250114		02/02/2016
NCR Corporation	Utility	Hybrid topcoat formulations for paper products	8969243	*	03/03/2015
NCR Corporation	Utility	Self-learning an item’s weight range	8843397		09/23/2014
NCR Corporation	Utility	Stain detection	8805025		08/12/2014
NCR Corporation	Utility	Managing code-tracing data	8874967		10/28/2014
NCR Corporation	Utility	Media cassette loader	9221632		12/29/2015
NCR Corporation	Utility	Method and apparatus for operating a self-service terminal (SST)	8738528		05/27/2014
NCR Corporation	Utility	State detection	8783559		07/22/2014
NCR Corporation	Utility	System and method of categorising defects in a media item	8983168		03/17/2015
NCR Corporation	Utility	User interface for a computing device	8719729		05/06/2014
NCR Corporation	Utility	System and method of managing casino patron money balances	9251642		02/02/2016
NCR Corporation	Utility	Methods and apparatus for produce identification using time resolved reflectance spectroscopy	8874472		10/28/2014
NCR Corporation	Utility	One-ply two-sided thermal imaging labels	8716178		05/06/2014
NCR Corporation	Utility	Converting documents	9064231		06/23/2015
NCR Corporation	Utility	Media identification	8682056		03/25/2014
NCR Corporation	Utility	Token and reader	9082056		07/14/2015
NCR Corporation	Utility	Fault replay system and method	9064043		06/23/2015
NCR Corporation	Utility	Methods and apparatus for providing a changing field of view in image based bar code scanning	8684269		04/01/2014
NCR Corporation	Utility	Authentication at a self-service terminal	8994663		03/31/2015
NCR Corporation	Utility	Methods and apparatus for secure distribution of protected content	9064096		06/23/2015
NCR Corporation	Utility	Connector placement and routing for optical barcode scanner	8789755		07/29/2014
NCR Corporation	Utility	Methods and apparatus for image recognition in checkout verification	8876001		11/04/2014
NCR Corporation	Utility	Two-sided print data handling	8619315		12/31/2013
NCR Corporation	Utility	Item checkout device with antenna	8878674		11/04/2014
NCR Corporation	Utility	Methods and Apparatus for Distance Determination for Radiofrequency Identification Devices	8907767		12/09/2014
NCR Corporation	Utility	Method and system of obtaining diagnostic data from a device at a remote location	9177272		11/03/2015
NCR Corporation	Utility	Navigation system and method	8792911		07/29/2014
NCR Corporation	Utility	Image-based check depositing automated teller machine (ATM) and method of operating an image-based check depositinG ATM	8783558		07/22/2014
NCR Corporation	Utility	Automated code generation for an automated teller machine	8832650		09/09/2014
NCR Corporation	Utility	Method of Recognizing a media item	8611665		12/17/2013
NCR Corporation	Utility	Techniques for generating a product path with custom advertisements	8788325		07/22/2014
NCR Corporation	Utility	Card reader device	8733653		05/27/2014
NCR Corporation	Utility	Self-service terminal management	8870064		10/28/2014

Registered Owner	Type	Title	Patent No.		Reg. Date
NCR Corporation	Utility	Apparatus, system and method for controlling the flow of customers	8762207		06/24/2014
NCR Corporation	Utility	System and method for remotely dispensing media discs	8965570		04/28/2015
NCR Corporation	Utility	Terminal	9019066		07/28/2015
NCR Corporation	Utility	Two-sided thermal print sensing	8670009	*	03/11/2014
NCR Corporation	Utility	Two-sided thermal print switch	8721202	*	05/13/2014
NCR Corporation	Utility	Dual-sided thermal pharmacy script printing	9024986	*	05/05/2015
NCR Corporation	Utility	Remote self service facilities administration system	9106613		08/11/2015
NCR Corporation	Utility	Using biometric tokens to pre-stage and complete transactions	9141956		09/22/2015
NCR Corporation	Utility	Accessing a processing device	8875282		10/28/2014
NCR Corporation	Utility	Heat-activated linerless label	8764323	*	07/01/2014
NCR Corporation	Utility	Item verification apparatus and method	9014845		04/21/2015
NCR Corporation	Utility	Apparatus for fanfolding media	8707898	*	04/29/2014
NCR Corporation	Utility	Method, system, and apparatus for a multiple path image scanner	9087248		07/21/2015
NCR Corporation	Utility	Window suppression	8938689		01/20/2015
NCR Corporation	Utility	Techniques for assisted self checkout	9053473		06/09/2015
NCR Corporation	Utility	Produce transaction system and method including a scale and a computer separate from a checkout computer	8796564		08/05/2014
NCR Corporation	Utility	Vehicle rental transaction system and method	8719155		05/06/2014
NCR Corporation	Utility	Self-service checkout pay station located remote from a produce weighing scale and methods of operating such a self-service checkout pay station	9076170		07/07/2015
Inventors	Utility	Self-service terminal and configurable screen therefor	8922498		12/30/2014
NCR Corporation	Utility	Personalized kiosk	8793588		07/29/2014
NCR Corporation	Utility	Transaction terminal	8928600		01/06/2015
NCR Corporation	Utility	Digital storage media dispensing device	8818902		08/26/2014
NCR Corporation	Utility	Accessing a secure terminal	8850181		09/30/2014
NCR Corporation	Utility	Item identification device antenna	9251390		02/02/2016
Inventors	Utility	Digital receipt reading device, software and method of digital receipt reading	8668141		03/11/2014
Inventors	Utility	Magnetic sensor	9000759		04/07/2015
NCR Corporation	Utility	Sensing system for a media presenter	8912479		12/16/2014
Inventors	Utility	Peer to peer diagnostic tool	9020886		04/28/2015
NCR Corporation	Utility	Methods to improve automated check-in	8626120		01/07/2014
NCR Corporation	Utility	Entertainment kiosk error handling and troubleshooting method	8612807		12/17/2013
NCR Corporation	Utility	Techniques for automating rental car transactions	8912883		12/16/2014
NCR Corporation	Utility	Centralized user preference management for electronic decision making devices	9021363		04/28/2015
NCR Corporation	Utility	Digital media kiosk	9053600		06/09/2015
NCR Corporation	Utility	Secure digital download storage device	8826409		09/02/2014
Inventors	Utility	Media transport module	9248991		02/02/2016
NCR Corporation	Utility	Methods of managing loads on a plurality of secondary data servers whose workflows are controlled by a primary control server	8868730		10/21/2014
NCR Corporation	Utility	Travel kiosk	8827162		09/09/2014
NCR Corporation	Utility	Fraud prevention	8915434		12/23/2014
NCR Corporation	Utility	Fraud prevention	8704633		04/22/2014
NCR Corporation	Utility	Automatic print failure detection and correction	8879085	*	11/04/2014

Registered Owner	Type	Title	Patent No.		Reg. Date
NCR Corporation	Utility	Cable manager	9190816		11/17/2015
NCR Corporation	Utility	Media cassette	8668194		03/11/2014
NCR Corporation	Utility	Self-service terminal	9082114		07/14/2015
NCR Corporation	Utility	Techniques for interoperability between barcodes and near field communications	8831511		09/09/2014
NCR Corporation	Utility	Perforated, combined receipt and label roll	9082321	*	07/14/2015
NCR Corporation	Utility	Unit of a media depository	8622295		01/07/2014
NCR Corporation	Utility	Methods and apparatus for control of an imaging scanner	8950672		02/10/2015
NCR Corporation	Utility	Condition determining	8727336		05/20/2014
NCR Corporation	Utility	Media depository	8757356		06/24/2014
NCR Corporation	Utility	System and method of securely delivering and verifying a mobile boarding pass	8672221		03/18/2014
NCR Corporation	Utility	Apparatus, method and system for determining the source of an optical code presentated to an optical code scanner	8622299		01/07/2014
NCR Corporation	Utility	Scanner, method and system for processing images in an imaging based optical code scanner	8967473		03/03/2015
NCR Corporation	Utility	Techniques for real-time customer preference learning	8832008		09/09/2014
NCR Corporation	Utility	Linerless label media	8852703	*	10/07/2014
Inventors	Utility	Methods of operating an image-based check processing system to detect a double feed condition of carrier envelopes and an apparatus therefor	8625877		01/07/2014
NCR Corporation	Utility	Media dispensing	8800863		08/12/2014
NCR Corporation	Utility	Methods and systems for predicting a fault	9081656		07/14/2015
NCR Corporation	Utility	Methods and systems for scheduling a predicted fault service call	9183518		11/10/2015
NCR Corporation	Utility	Item removal	8991694		03/31/2015
NCR Corporation	Utility	Foreign body detecting	9098963		08/04/2015
NCR Corporation	Utility	Media conveying	9159180		10/13/2015
NCR Corporation	Utility	Guiding pathway	8608056		12/17/2013
NCR Corporation	Utility	Foreign body detecting	9176100		11/03/2015
NCR Corporation	Utility	Item transportation	8662284		03/04/2014
NCR Corporation	Utility	Belt supporting	9145257		09/29/2015
NCR Corporation	Utility	Automatic image processing for document de-skewing and cropping	8903173		12/02/2014
NCR Corporation	Utility	Methods and Apparatus for Audio Input for Customization of Digital Displays	8756060		06/17/2014
NCR Corporation	Utility	Document stacking	8777222		07/15/2014
NCR Corporation	Utility	Apparatus, method and system for generating an optical code with authenticatable information	9250116		02/02/2016
NCR Corporation	Utility	Managing code-tracing data	8972791		03/03/2015
NCR Corporation	Utility	Proximity detection for kiosk payment	8810358		08/19/2014
NCR Corporation	Utility	Digital media transaction kiosk and method	8626339		01/07/2014
NCR Corporation	Utility	Techniques for optimization of barcodes	8931687		01/13/2015
NCR Corporation	Utility	Techniques for third-party content delivery via a unique mobile application address	9179306		11/03/2015
NCR Corporation	Utility	Methods of operating an image-based check processing system to detect a double feed condition of checks and an apparatus therefor	8761487		06/24/2014
NCR Corporation	Utility	Correlation of resources	9135020		09/15/2015
NCR Corporation	Utility	User interface	9218129		2/22/2015

Registered Owner	Type	Title	Patent No.		Reg. Date
NCR Corporation	Utility	Method and apparatus for storing a disc	8783455		07/22/2014
NCR Corporation	Utility	Supervisor program	8708226		04/29/2014
NCR Corporation	Utility	Apparatus and methods for communicating with a low duty cycle wireless device	8717346		05/06/2014
NCR Corporation	Utility	Navigation accessibilitly apparatus, method and system	9013418		04/21/2015
NCR Corporation	Utility	Audio request interaction system	9183848		11/10/2015
NCR Corporation	Utility	Multi-channel controller	8666542		03/04/2014
NCR Corporation and Toshiba TEC Kabushiki Kaisha	Utility	Thermal printer and printing device	8870483		10/28/2014
NCR Corporation and Toshiba TEC Kabushiki Kaisha	Utility	Thermal printer and printing device	8696225		04/15/2014
NCR Corporation and Toshiba TEC Kabushiki Kaisha	Utility	Thermal printer and printing device	8870482		10/28/2014
NCR Corporation	Design	Terminal	D741853		10/27/2015
NCR Corporation	Utility	Secure tag validation	7262420		8/28/2007
NCR Corporation	Utility	Secure reader for use in data management	7494062		2/24/2009
NCR Corporation	Utility	Data management	7845553		12/7/2010
NCR Corporation	Utility	Secure access to encrypted information	8739305		5/27/2014
NCR Corporation	Utility	Surveillance camera assembly for a checkout system	9092951		7/28/2015
NCR Corporation	Utility	Systems and methods for facilitating in-aisle scanning	8851375		10/7/2014
NCR Corporation	Utility	Method for controlling and managing a wireless connection for data communication between a mobile device and a broadband radio network	9247576		1/26/2016
NCR Corporation	Utility	Method and apparatus for assessing the health of an image capture device in an optical code scanner	9053373		6/9/2015
NCR Corporation	Utility	Optical code scanner optimized for reading 2D optical codes	9147095		9/29/2015
NCR Corporation	Utility	Haptic self-service terminal (SST) feedback	9251676		2/2/2016
NCR Corporation	Utility	Vehicle rental transaction system and method	9159096		10/13/2015
NCR Corporation	Utility	Operating system (OS) independent application and device communication	9098362		8/4/2015
NCR Corporation	Utility	Conversion lifting platform	9155406		10/13/2015
NCR Corporation	Design	Bezel	D0716171		10/28/2014
NCR Corporation	Utility	Two-side thermal printer	9056488	*	6/16/2015
NCR Corporation	Utility	Receptive layer for thermal transfer printing on cartons	6607811	*	8/19/2003
NCR Corporation	Utility	Produce color data correction method and an apparatus therefor	8805014		8/12/2014
NCR Corporation	Utility	Techniques for configuring physical spaces	9176492		11/3/2015

II.	Patent Applications

Registered Owner	Type	Title	App. No.		App. Date
NCR Corporation	Utility	Security module and method of securing payment information	13/612305		09/12/2012
Inventors	Utility	Promotion verification method	13/194450		07/29/2011
NCR Corporation	Utility	Linerless combined mailing label and return label and method of manufacturing same	13/485402	*	05/31/2012

Registered Owner	Type	Title	App. No.		App. Date
NCR Corporation	Utility	Techniques for controlling redemption of offers	13/485081		05/31/2012
NCR Corporation	Utility	Item validation	13/524423		06/15/2012
NCR Corporation	Utility	Normalized interface for transaction processing systems	13/537678		06/29/2012
NCR Corporation	Utility	Transaction authorization	13/546206		07/11/2012
Inventors[7]	Utility	Techniques for tracking and limiting electronic offers	13/460834		04/30/2012
NCR Corporation	Utility	Self service retail check out using smart phone	13/326484		12/15/2011
NCR Corporation	Utility	Digital media rental and return kiosk having a three-position lockable	13/194448		07/29/2011
NCR Corporation	Utility	Social network financial portal	13/178541		07/08/2011
NCR Corporation	Utility	Automatic cleaning at a self-service dispensing device	13/326545		12/15/2011
NCR Corporation	Utility	Method of operating an image-based self-service check depositing terminal	13/327340		12/15/2011
NCR Corporation	Utility	Fraud prevention	13/099826		05/03/2011
NCR Corporation	Utility	Techniques for overlaying a custom interface onto an existing kiosk interface	13/370055		02/09/2012
NCR Corporation	Utility	Printer with adhesive capabilities	12/586956	*	9/30/2009
NCR Corporation	Utility	System and method for execution of customer-specific marketing, discounts, and promotions	10/631181		07/31/2003
NCR Corporation	Utility	Methods and apparatus for processing check transactions in self service customer checkout terminals	10/324554		12/20/2002
NCR Corporation	Utility	Techniques to maximize retail traffic	13/661477		10/26/2012
NCR Corporation	Utility	Non-linear checkout stand	13/562737		07/31/2012
NCR Corporation	Utility	Mobile point-of-sale (POS) techniques	13/548889		07/13/2012
NCR Corporation	Utility	Clamping of media items	13/959271		08/05/2013
NCR Corporation	Utility	Techniques for retail printing	13/656780		10/22/2012
NCR Corporation	Utility	Techniques for restaurant transaction processing	13/656037		10/19/2012
NCR Corporation	Utility	Techniques for drive thru mobile ordering	13/659424		10/24/2012
NCR Corporation	Utility	Techniques for recommending a retailer, retail product, or retail services	13/665285		10/31/2012
NCR Corporation	Utility	Method and apparatus for injecting advertisements into mobile documents	13/663711		10/30/2012
NCR Corporation	Utility	Self-service system and method for lodging establishment convenience shops	13/622772		09/19/2012
NCR Corporation	Utility	Media item characterization	13/690823		11/30/2012
NCR Corporation	Utility	Customer interaction manager	13/690690		11/30/2012
NCR Corporation	Utility	Customer interaction manager on a point of sale computer	13/690806		11/30/2012
NCR Corporation	Utility	Customer interaction manager on a restaurant computer	13/690896		11/30/2012
NCR Corporation	Utility	Technique for negotiating with a consumer within a retail establishment	13/688365		11/29/2012
NCR Corporation	Utility	Customer verification	13/720119		12/19/2012
NCR Corporation	Utility	Self-aligning cover for an SST	13/718710		12/18/2012
NCR Corporation	Utility	Media count replenishment management	13/967999		08/15/2013
NCR Corporation	Utility	Transaction flow	13/595254		08/27/2012
NCR Corporation	Utility	Transaction execution	13/688345		11/29/2012
NCR Corporation	Utility	Customer interaction manager on a mobile smart device	13/690742		11/30/2012
NCR Corporation	Utility	Baggage delivery notification system and method	13753618		01/30/2013
NCR Corporation	Utility	Techniques for advertising	13/769305		02/16/2013
NCR Corporation	Utility	Techniques for forecasting retail activity	13/664559		10/31/2012

[7]	NCR is able to locate an assignment from only one of two inventors. NCR is attempting to contact one of the inventors, who is a former employee, in order to execute and record an assignment.

Registered Owner	Type	Title	App. No.		App. Date
NCR Corporation	Utility	Methods and apparatus for providing customer assistance	13/779964		02/28/2013
NCR Corporation	Utility	Installable secret functions for a peripheral	13/780160		02/28/2013
NCR Corporation	Utility	Techniques for voucher or rebate redemption	13/780440		02/28/2013
NCR Corporation	Utility	High tack repositionable adhesives and substrates and methods for their manufacture	13/828471	*	03/14/2013
NCR Corporation	Utility	Detecting fraud using operational parameters for a peripheral	13/838105		03/15/2013
NCR Corporation	Utility	Combined label for food preparers and food servers in table service restaurants and method of using same	13/755149	*	01/31/2013
NCR Corporation	Utility	Techniques for online price match	13/755013		01/31/2013
NCR Corporation	Utility	Automatic language recognition	13/754987		01/31/2013
NCR Corporation	Utility	Encrypting pin pad	13/899068		05/21/2013
NCR Corporation	Utility	Transaction dispute resolution	13/869097		04/24/2013
NCR Corporation	Utility	Systems and methods for evaluating fuel pump data	13/864365		04/17/2013
NCR Corporation	Utility	Counterfeit media detection	13/711228		12/11/2012
NCR Corporation	Utility	Techniques to custom define transaction sessions	13/600755		08/31/2012
NCR Corporation	Utility	Methods and apparatus for fast item identification	13/790001		03/08/2013
NCR Corporation	Utility	Headheld scanner and POS display with mobile phone	13/854211		04/01/2013
NCR Corporation	Utility	Transaction system and method	14/038161		09/26/2013
NCR Corporation	Utility	Plasticized uv/eb cured coatings	13/930393	*	06/28/2013
Inventors	Utility	Information provision	13/930554		06/28/2013
NCR Corporation	Utility	Method and apparatus for optimizing optical code scanning	13/931037		06/28/2013
NCR Corporation	Utility	Techniques for transaction quantity control	13/755103		01/31/2013
NCR Corporation	Utility	Keypad	13/926454		06/25/2013
NCR Corporation	Utility	Bunch presentation	13/753026		01/29/2013
NCR Corporation	Utility	Methods of printing food labels for restaurant food items	13/780954		02/28/2013
NCR Corporation	Utility	Transaction system and method	13/838234		03/15/2013
NCR Corporation	Utility	Adaptive reservation processing	13/836786		03/15/2013
NCR Corporation	Utility	Self-cleaning thermal media and methods of manufacturing thereof	13/873884	*	04/30/2013
NCR Corporation	Utility	Access level management techniques	13/753733		01/30/2013
NCR Corporation	Utility	Learning a new peripheral using a security provisioning manifest	13/872252		04/29/2013
NCR Corporation	Utility	High-velocity scanned item distribution method and apparatus	13/874097		04/30/2013
NCR Corporation	Utility	Media management	13/897744		05/20/2013
NCR Corporation	Utility	Automated teller machine (atm) having a sidecar and methods of supporting an atm having a sidecar	13/873963		04/30/2013
NCR Corporation	Utility	Techniques for airport check-in	13/906395		05/31/2013
NCR Corporation	Utility	Managing media replenishment	14/013897		08/29/2013
NCR Corporation	Utility	Techniques for channel-independent offer management	13/601020		08/31/2012
NCR Corporation	Utility	Transaction connection mediator method and apparatus	13/664975		10/31/2012
NCR Corporation	Utility	Method and apparatus for detecting misidentification of items sold by weight	13/955855		07/31/2013
NCR Corporation	Utility	Techniques for secure mobile payment	13/955872		07/31/2013
NCR Corporation	Utility	Techniques for retail location-aware services	13/955628		07/31/2013
NCR Corporation	Utility	Transaction performance	13/962375		08/08/2013
NCR Corporation	Utility	Produce and non-produce verification using hybrid scanner	13/975479		08/26/2013
Inventors	Utility	Combined receipt and label roll having optimal adhesive patch patterns and a method of manuafacturing thereof	14/038287	*	09/26/2013

Registered Owner	Type	Title	App. No.	App. Date
NCR Corporation	Utility	System and method for overriding rule driven automated decisions	14/066217	10/29/2013
NCR Corporation	Utility	Automated employee management techniques	14/042529	09/30/2013
NCR Corporation	Utility	Objective metrics measuring value of employees	14/041582	09/30/2013
NCR Corporation	Utility	Compact point-of-sale system	14/091007	11/26/2013
NCR Corporation	Utility	Techniques for checkout security using video surveillance	13/600913	08/31/2012
NCR Corporation	Utility	Whole store scanner	13/950437	07/25/2013
NCR Corporation	Utility	Self-service system and method of tagging baggage	13/954433	07/30/2013
NCR Corporation	Utility	Travel check-in method	13/954495	07/30/2013
NCR Corporation	Utility	Media item separation	13/955713	07/31/2013
NCR Corporation	Utility	Virtualized ATM	13/962212	08/08/2013
NCR Corporation	Utility	Flexible financial services terminal and methods of operation	13/853139	03/29/2013
Inventors	Utility	Techniques for processing customers affected by involunary denial of boarding	14/038243	09/26/2013
NCR Corporation	Utility	Systems and methods for facilitating location-relevant communication	14/038477	09/26/2013
NCR Corporation	Utility	Clamping of media items	14/068629	10/31/2013
NCR Corporation	Utility	Media depository	14/090407	11/26/2013
Inventors	Utility	System for management of customer self-service terminals	14/090503	11/26/2013
NCR Corporation	Utility	Method of determining HTTP process information	13/362133	01/31/2012
NCR Corporation	Utility	Techniques for transacting via an animated assistant	13/739474	01/11/2013
NCR Corporation	Utility	Personal teller system and method of remote interactive and personalized banking	12/881958	09/14/2010
NCR Corporation	Utility	Self-service terminal	11/006983	12/08/2004
Inventors	Utility	Assisted service terminal	12/951503	11/22/2010
NCR Corporation	Utility	Advanced personal media player	13/099434	05/03/2011
NCR Corporation	Utility	Methods and system for processing customers through a point-of-sale system having a multiple-item price scanning apparatus	PCT/ US2013/050750	07/16/2013
NCR Corporation	Utility	Methods and apparatus for transfer of content to a self contained wireless media device	12/627281	11/30/2009
NCR Corporation	Utility	Methods and apparatus for promotional display of images of products presented for entry into purchase transactions	12/606612	10/27/2009
NCR Corporation	Utility	System and method of managing customer information	12/508998	07/24/2009
NCR Corporation	Utility	Methods and apparatus for self service transactions from multiple vendors	12/498414	07/07/2009
NCR Corporation	Utility	Transaction station with enhanced user interface	12/359460	01/26/2009
NCR Corporation	Utility	State-driven self-service terminal	12/749840	03/30/2010
NCR Corporation	Utility	Methods to access product placement data	12/751313	03/31/2010
Inventor	Utility	Visual access token	12/955516	11/29/2010
NCR Corporation	Utility	Controllable Kiosk Return Gate	12/952582	11/23/2010
NCR Corporation	Utility	Platform and method for integrating services in a terminal or kiosk	12/956673	11/30/2010
NCR Corporation	Utility	Digital receipt generation apparatus, software and method	12/977145	12/23/2010
Inventors	Utility	Updating serialized objects	13/052421	03/21/2011
Inventor	Utility	Selection of relevant advertising for anonymous customers	13/069949	03/23/2011
NCR Corporation	Utility	Currency tracking	13/562814	07/31/2012

Registered Owner	Type	Title	App. No.	App. Date
NCR Corporation	Utility	Printer operation	13/568919	08/07/2012
NCR Corporation	Utility	Techniques for deployment of universal promotion conditions for offer evaluations	13/601263	08/31/2012
NCR Corporation	Utility	Apparatus and method for currency tracking	13/686508	11/27/2012
NCR Corporation	Utility	Systems and methods for facilitating credit card application transactions	13/722059	12/20/2012
NCR Corporation	Utility	Secure provisioning manifest for controlling peripherals attached to a computer	13/732088	12/31/2012
NCR Corporation	Utility	Techniques for credit card processing	13/909140	06/04/2013
NCR Corporation	Utility	Module mounting	13/718579	2/18/2012
NCR Corporation	Utility	Cassette replenishment	13/562790	07/31/2012
NCR Corporation	Utility	Display position offset	13/663166	10/29/2012
NCR Corporation	Utility	Device for management of personal data	12/329191	12/05/2008
NCR Corporation	Utility	Interaction method between an attendant computer and a self-service computer	12/425752	04/17/2009
NCR Corporation	Utility	Techniques for location-based promotion evaluation	13/222402	08/31/2011
NCR Corporation	Utility	Techniques for collaborative shopping	13/222127	08/31/2011
NCR Corporation	Utility	Methods and apparatus for stored value token creation	12/606430	10/27/2009
NCR Corporation	Utility	Methods and apparatus for dispensing recorded content	12/627370	11/30/2009
NCR Corporation	Utility	Self-service computer with dynamic interface	12/569283	09/29/2009
NCR Corporation	Utility	Secure enclosure	12/621770	11/19/2009
NCR Corporation	Utility	Methods and apparatus for managing stored cash value for use in gaming transactions	12/645536	12/23/2009
NCR Corporation	Utility	Techniques for automated teller machine (ATM) transactions	13/296359	11/15/2011
NCR Corporation	Utility	Financial services center	13/413200	03/06/2012
NCR Corporation	Utility	Automatic graphical user interface creation	13/362850	01/31/2012
NCR Corporation	Utility	Methods of processing check image data from a remote deposit capture device to detect a duplicate check deposit	13/362207	01/31/2012
NCR Corporation	Utility	Techniques for visually conducting transactions	13/285386	10/31/2011
NCR Corporation	Utility	Techniques for automating a retail transaction	13/299702	11/18/2011
NCR Corporation	Utility	Techniques for customer identification with automated transactions	13/285364	10/31/2011
NCR Corporation	Utility	Techniques for automated transactions	13/285359	10/31/2011
NCR Corporation	Utility	Network-based self-checkout	13/428623	03/23/2012
NCR Corporation	Utility	Integrated scanner, scale, and touchscreen display	13/435430	03/30/2012
NCR Corporation	Utility	Techniques for customized deployment of offers	13/434936	03/30/2012
NCR Corporation	Utility	Travel information system	13/746030	01/21/2013
NCR Corporation	Utility	Ticketless system and method of managing casino patron money balances	12/620714	11/18/2009
NCR Corporation	Utility	Interactive display	12/512457	07/30/2009
NCR Corporation	Utility	Data management	11/961182	12/20/2007
NCR Corporation	Utility	Methods and apparatus for product price verification and information display	12/497080	07/02/2009
NCR Corporation	Utility	Computer-implemented methods of identifying an optical character recognition (ocr) font to assist an operator in setting up a bank remittance coupon application	12/491771	06/25/2009
NCR Corporation	Utility	Imaging system	12/582312	10/20/2009
Inventors	Utility	Produce recognition method	12/902304	10/12/2010
NCR Corporation	Utility	Sustained authentication of a customer in a physical environment	12/004350	12/20/2007

Registered Owner	Type	Title	App. No.		App. Date
NCR Corporation	Utility	Methods of processing data captured during a deposit transaction conducted at an image-based self-service check depositing terminal	12/004362		12/20/2007
NCR Corporation	Utility	Methods of operating a self-service check depositing terminal to provide a check deposit transaction receipt	12/077798		03/21/2008
NCR Corporation	Utility	Operator methods for a centralized keying and balancing site and a number of remote image-based check processing sites	12/074955		03/07/2008
NCR Corporation	Utility	LumID barcode format	12/100058		04/09/2008
NCR Corporation	Utility	Computer-implemented methods of processing payments for a merchant selling goods or services to a consumer	12/512340		07/30/2009
NCR Corporation	Utility	Self-service terminal	12/004366		12/20/2007
NCR Corporation	Utility	Wireless diagnostic download	11/585643		10/24/2006
NCR Corporation	Utility	Scattered storage	12/148455		04/18/2008
NCR Corporation	Utility	Device management portal, system and method	12/004356		12/20/2007
NCR Corporation	Utility	Autorejecting spliced document product	11/356357	*	02/16/2006
NCR Corporation	Utility	Method and system for automated teller machine configuration	11/327943		01/09/2006
NCR Corporation	Utility	Methods and apparatus for inventory and price information management	11/866642		10/03/2007
NCR Corporation	Utility	Self-service terminal	11/315900		12/22/2005
NCR Corporation	Utility	System and method for interacting with a self-service terminal	11/821124		06/22/2007
NCR Corporation	Utility	Self-service system with user interface positioning	12/697469		02/01/2010
NCR Corporation	Utility	Selecting a mix of denominations	12/700934		02/05/2010
NCR Corporation	Utility	Techniques for self adjusting kiosk display information	12/800868		05/25/2010
NCR Corporation	Utility	Self-service terminal	12/784598		05/21/2010
NCR Corporation	Utility	Secure authentication at a self-service terminal	12/787654		05/26/2010
NCR Corporation	Utility	Payment card reader apparatus and method of operating a payment card reader apparatus	12/817450		06/17/2010
NCR Corporation	Utility	Methods and apparatus for self-service checkout	12/825467		06/29/2010
NCR Corporation	Utility	Point of sale virtual customer session	12/847435		07/30/2010
NCR Corporation	Utility	Transaction system which combines vehicle battery charging with other services	12/861250		08/23/2010
NCR Corporation	Utility	Self-service terminal	12/861290		08/23/2010
NCR Corporation	Utility	Enrollment for electronic banking services	12/880212		09/13/2010
Inventor	Utility	Updating multi-media content in a digital download kiosk	12/881222		09/14/2010
Inventor	Utility	Multi-media content at a digital download kiosk	12/881225		09/14/2010
Inventors	Utility	System and method of managing unavailable items in shared screen data	12/900598		10/08/2010
NCR Corporation	Utility	Tangible storage media access management	12/915276		10/29/2010
NCR Corporation	Utility	System, method and apparatus for implementing an improved user interface	12/956072		11/30/2010
Inventor	Utility	System, method and apparatus for implementing an improved user interface on a kiosk	12/956438		11/30/2010
Inventors	Utility	System, method and apparatus for implementing an improved user interface on a terminal	12/956488		11/30/2010
NCR Corporation	Utility	Using exception information	12/958001		12/01/2010
NCR Corporation	Utility	Automatic selection at a self-service dispensing device	12/963699		12/09/2010
NCR Corporation	Utility	Dynamic security for a self-checkout terminal	12/972702		12/20/2010
NCR Corporation	Utility	Techniques for conducting single or limited use purchases via a mobile device	12/913974		10/28/2010
NCR Corporation	Utility	Trip monitoring and inferential location based services	12/924827		10/06/2010

Registered Owner	Type	Title	App. No.		App. Date
NCR Corporation	Utility	Techniques for automated profile-based transaction processing	12/924841		10/06/2010
NCR Corporation	Utility	Customized kiosk modes of operation	12/913415		10/27/2010
NCR Corporation	Utility	Information access management	12/955099		11/29/2010
NCR Corporation	Utility	Techniques for secure credit card transactions	12/956717		11/30/2010
NCR Corporation	Utility	Standardizing Point of sale services and leveraging instances of the PLU data	13/250741		09/30/2011
Inventors	Utility	Wireless communication device	13/023633		02/09/2011
NCR Corporation	Utility	Advertising with digital media content	12/953594		11/24/2010
NCR Corporation	Utility	Rotary storage	13/095002		04/27/2011
NCR Corporation	Utility	Techniques for integrating social networking rewards with the retail checkout process	13/173390		06/30/2011
NCR Corporation	Utility	Techniques for personalizing self checkouts	13/173998		06/30/2011
NCR Corporation	Utility	Security kiosk	13/194149		07/29/2011
NCR Corporation	Utility	Value management system	13/193852		07/29/2011
Inventor	Utility	System and method of wirelessly downloading digital media items	13/222068		08/31/2011
NCR Corporation	Utility	Methods and apparatus for downloading digital content	13/222024		08/31/2011
NCR Corporation	Utility	Hybrid optical code scanner user alert	13/245939		09/27/2011
NCR Corporation	Utility	Time multiplexing POS for INAisle scanning	13/250392		09/30/2011
NCR Corporation	Utility	Session transfer	13/285685		10/31/2011
NCR Corporation	Utility	Roll of pre-printed stamp label stock and method of manufacturing a roll of pre-printed stamp label stock	13/285937	*	10/31/2011
Inventor	Utility	Point-of-sale (pos) direct support of self-checkout	13/334253		12/22/2011
NCR Corporation	Utility	Techniques for real-time offer evaluations	13/334269		12/22/2011
NCR Corporation	Utility	Scanner, terminal and method for reading an optical code with authenticatable information	13/308150		11/30/2011
NCR Corporation	Utility	Frequency switching	13/402981		02/23/2012
NCR Corporation	Utility	Data transfer between devices	13/474292		05/17/2012
NCR Corporation	Utility	System and Method for Ordering Items	13/533599		06/26/2012
NCR Corporation	Utility	Apparatus and method of completing payment during a transaction	13/301504		11/21/2011
Investors	Utility	Automated business system and method of vending and returning a consumer product	12/328146		12/04/2008
Inventors	Utility	Automated business system and method of vending and returning a consumer product	12/328459		12/04/2008
Inventors	Utility	Automated business system and method of vending and returning a consumer product	10/866387		06/11/2004
NCR Corporation	Utility	Method of operating a self-service terminal to provide on-demand postage stamp labels to a postage stamp buyer and a self-service terminal therefor	13/102803	*	05/06/2011
NCR Corporation	Utility	System and method of managing promotions of different goods or services at lodging establishments	13/273799		10/14/2011
NCR Corporation	Utility	Check-in system and method for lodging establishments	13/275788		10/18/2011
NCR Corporation	Utility	Media and fuel dispensing apparatus and method	13/299860		11/18/2011
NCR Corporation	Utility	Pay at pump encryption device	13/116146		5/26/2011
NCR Corporation	Utility	Secure remote maintenance and support system, method, network entity and computer program product	12/349945		01/07/2009
NCR Corporation and Toshiba Tec Kabushiki Kaisha	Utility	Printer	12/497932		07/06/2009

Registered Owner	Type	Title	App. No.		App. Date
NCR Corporation and Toshiba Tec Kabushiki Kaisha	Utility	Printer	12/497950		07/06/2009
NCR Corporation and Toshiba Tec Kabushiki Kaisha	Utility	Printer	12/497944		07/06/2009
NCR Corporation	Utility	Image capture transaction payment	14/132985		12/18/2013
NCR Corporation	Utility	Event notification	14/134391		12/19/2013
NCR Corporation	Utility	Consumer Progress Monitoring	14/134667		12/19/2013
Inventors	Utility	Problem resolution validation	14/136971		12/20/2013
Inventors	Utility	Onsite automated customer assistance	14/133128		12/18/2013
NCR Corporation	Utility	Media presenter	14/134266		12/19/2013
NCR Corporation	Utility	Imaging optical code scanner with camera regions	14/103394		12/11/2013
NCR Corporation	Utility	Sensing of media items	14/136735		12/20/2013
Inventor	Utility	Check-in method	14/134327		12/19/2013
NCR Corporation	Utility	Media replenishment management	14/134201		12/19/2013
Inventors	Utility	Media identification	14/142981		12/30/2013
NCR Corporation	Utility	Single Item Removal	13/285854		10/31/2011
NCR Corporation	Utility	System And Method For Associating Discounts With Payment Options	13/495530		6/13/2012
NCR Corporation	Utility	Method And Apparatus For Zeroing A Weigh Scale	14/036935		9/25/2013
NCR Corporation	Utility	Mobile Device Conduit For A Transaction Device	14/068757		10/31/2013
NCR Corporation	Utility	Mobile Device Assisted Service	14/135953		12/20/2013
NCR Corporation	Utility	Mobile Proximity-Based Analytics	14/136390		12/20/2013
NCR Corporation, Law Dept.	Utility	Visual Customer Identification	14/136640		12/20/2013
NCR Corporation	Utility	Promotion Conflict Resolution	14/136665		12/20/2013
NCR Corporation	Utility	Methods And Apparatus For Item Identification Using Brightness Compensation	14/165657		1/28/2014
NCR Corporation	Utility	Out-Of-Band Monitoring And Managing Of Self-Service Terminals (Ssts)	14/169537		1/31/2014
NCR Corporation	Utility	Media Item Re-Orientation	14/169692		1/31/2014
NCR Corporation	Utility	Split Atm Booth And Method Of Performing Banking Transactions Therein	14/169756		1/31/2014
NCR Corporation	Utility	Powering A Self-Service Terminal	14/169835		1/31/2014
NCR Corporation	Utility	Maintaining Secure Access To A Self-Service Terminal (SST)	14/169845		1/31/2014
NCR Corporation	Utility	Techniques For Kiosk Transactions	14/169919		1/31/2014
NCR Corporation	Utility	System And Method For Reducing A Processing Time For A Bank Transaction	14/170066		1/31/2014
NCR Corporation	Utility	Polling Statement Feedback System And Methods	14/170183		1/31/2014
NCR Corporation	Utility	Interactive Self-Service (Ss) Display	14/184162		2/19/2014
NCR Corporation	Utility	Tamper Detection System And Method	14/190896		2/26/2014
NCR Corporation	Utility	Extensible Self-Service Terminal (Sst) Server	14/192079		2/27/2014
NCR Corporation	Utility	Adhesive Label With Water-Based Release Coating	14/192997	*	2/28/2014
NCR Corporation	Utility	Self-Service Terminal (Sst) Backups And Rollbacks	14/193045		2/28/2014
NCR Corporation	Utility	Methods And Apparatus For Determining Dimensions Of An Item Using 3-Dimensional Triangulation	14/193261		2/28/2014
NCR Corporation	Utility	Unified Channel Management	14/193392		2/28/2014
NCR Corporation	Utility	Unattended Secure Device Authorization	14/193493		2/28/2014
NCR Corporation	Utility	Self-Service Terminal (Sst) Device Driver	14/193668		2/28/2014
NCR Corporation	Utility	End-To-End Device Authentication	14/193967		2/28/2014
NCR Corporation	Utility	Self-Service Terminal (Sst) Thin Client	14/194081		2/28/2014
NCR Corporation	Utility	Systems And Methods For Facilitating Closing Of A Check	14/206708		3/12/2014

Registered Owner	Type	Title	App. No.		App. Date
NCR Corporation	Utility	System And Method Of Completing An Activity Via An Agent	14/208956		3/13/2014
NCR Corporation	Utility	Linerless Labels	14/215776	*	3/17/2014
NCR Corporation	Utility	Media Item Validation	14/224849		3/25/2014
NCR Corporation, Law Dept.	Utility	Haptic Self-Service Terminal (SST) Feedback	14/225746		3/26/2014
NCR Corporation	Utility	Imaging Barcode Scanner With Multiple Independent Fields Of View	14/227813		3/27/2014
NCR Corporation	Utility	Media Escape Prevention For Self-Service Terminal	14/228858		3/28/2014
NCR Corporation	Utility	Fanfold Media Dust Inhibitor	14/228898	*	3/28/2014
NCR Corporation	Utility	Fanfold Media Dust Inhibitor	14/228933	*	3/28/2014
NCR Corporation	Utility	Semi-Automatic Configuration Of A Self-Service Terminal	14/229272		3/28/2014
NCR Corporation	Utility	Ncr Direct Connect (Ndc) Flexible State Parameter Extension	14/229376		3/28/2014
NCR Corporation	Utility	Electronic Payments	14/230541		3/31/2014
NCR Corporation	Utility	Fraud Detection In Self-Service Terminal	14/231011		3/31/2014
NCR Corporation	Utility	Automated Attended Self-Service Terminal (Sst) Operations	14/231055		3/31/2014
NCR Corporation	Utility	Fuel Theft Detection	14/264855		4/29/2014
NCR Corporation	Utility	Media Item Validation	14/264860		4/29/2014
NCR Corporation	Utility	Self-Service Terminal (Sst) Secure Boot	14/265603		4/30/2014
NCR Corporation	Utility	Assisted Approval Of Denied Self-Service Transactions	14/265784		4/30/2014
NCR Corporation	Utility	Channel Integration	14/266055		4/30/2014
NCR Corporation	Utility	Inter-Device Self-Service Terminal (Sst) Interactions	14/266211		4/30/2014
NCR Corporation	Utility	Automated Remote Transaction Assistance	14/266392		4/30/2014
NCR Corporation	Utility	Techniques For Mobile Transaction Processing	14/276591		5/13/2014
NCR Corporation	Utility	Techniques For Mobile Transaction Processing	14/276651		5/13/2014
NCR Corporation	Utility	Adaptive Point-Of-Sale (Pos) Device	14/278796		5/15/2014
NCR Corporation	Utility	Scanner Automatic Dirty/Clean Window Detection	14/279397		5/16/2014
NCR Corporation	Utility	Techniques For Mobile Transaction Processing	14/287180		5/26/2014
NCR Corporation	Utility	Textured Film Overlay For Touch-Sensitive Displays	14/288425		5/28/2014
NCR Corporation	Utility	Currency Validation	14/289811		5/29/2014
NCR Corporation	Utility	Operating System (Os) Independent Device Drivers	14/290091		5/29/2014
NCR Corporation	Utility	Cash Drawer	14/291041		5/30/2014
NCR Corporation	Utility	Remote Assistance Customer Information	14/291480		5/30/2014
NCR Corporation	Utility	Deposit Visualization	14/291553		5/30/2014
NCR Corporation	Utility	Automated Check Deposit Decisions	14/291630		5/30/2014
NCR Corporation	Utility	High Tack Pressure-Sensitive Adhesive	14/305665	*	6/16/2014
NCR Corporation	Utility	Label With Adhesive And Silicone-Free Release Coating	14/305719	*	6/16/2014
NCR Corporation	Utility	Value Media Dispenser Recognition Systems	14/312076		6/23/2014
NCR Corporation	Utility	Text-Augmented Interactive Self-Service Terminal Sessions	14/315923		6/26/2014
NCR Corporation	Utility	Device Information On A Self-Service Terminal	14/317574		6/27/2014
NCR Corporation	Utility	Techniques For Determining Movement Of A Device Away From A Preferred Location	14/338702		7/23/2014
NCR Corporation	Utility	Assistance Techniques	14/338981		7/23/2014
NCR Corporation	Utility	Method Of Obtaining Payment Information Using An Imaging Barcode Scanner	14/340702		7/25/2014
NCR Corporation	Utility	Customer Check Retrieval	14/446560		7/30/2014
NCR Corporation	Utility	Automated Fraud Detection	14/448071		7/31/2014
NCR Corporation	Utility	Dynamic Network Timeout Tuning	14/448230		7/31/2014

Registered Owner	Type	Title	App. No.		App. Date
NCR Corporation	Utility	Multi-Destination Routing Of Transactions	14/448403		7/31/2014
NCR Corporation	Utility	Feeder Module With Force Sensing Adjustment	14/448528		7/31/2014
NCR Corporation	Utility	Shopping Pattern Recognition	14/468455		8/26/2014
NCR Corporation	Utility	Language Independent Customer Communications	14/468517		8/26/2014
NCR Corporation	Utility	Security Device Key Management	14/468770		8/26/2014
NCR Corporation	Utility	Techniques For Completing Pre-Arranged Transactions	14/469176		8/26/2014
NCR Corporation	Utility	Automatic Scanner Configuration	14/469696		8/27/2014
NCR Corporation	Utility	Self-Service Terminal (SST) Safe And Methods Of Operating A Lock For The SST Safe	14/470300		8/27/2014
NCR Corporation	Utility	Techniques For Providing Vouchers	14/470460		8/27/2014
NCR Corporation	Utility	Device-Enabled Service Handoff And Collaboration	14/471517		8/28/2014
NCR Corporation	Utility	In-Vehicle Content Systems And Methods	14/471787		8/28/2014
NCR Corporation	Utility	Automatic Tuning Of Scanner Lighting	14/472654		8/29/2014
NCR Corporation	Utility	Customer Locating And Delivery	14/473173		8/29/2014
NCR Corporation	Utility	Systems And Methods Facilitating In-Aisle Scanning	14/475649		9/3/2014
NCR Corporation	Utility	System And Method Of Connecting A Computer To A Peripheral Of Another Computer	14/506202		10/3/2014
NCR Corporation	Utility	System And Method Of Using Electronic Funds Transfer To Complete Payment For Goods And Services	14/506288		10/3/2014
NCR Corporation	Utility	System And Method Of Using Electronic Funds Transfer To Complete Payment For Goods And Services	14/506324		10/3/2014
NCR Corporation	Utility	Display Location	14/506799		10/6/2014
NCR Corporation	Utility	Multipurpose Printer	14/507052	*	10/6/2014
NCR Corporation	Utility	Method And System For Managing A Shopping List	14/609982		1/30/2015
NCR Corporation	Utility	Magnetic Sensor	14/680208		4/7/2015
NCR Corporation	Utility	Augmented Reality For Assisting Consumer Transactions	14/680551		4/7/2015
NCR Corporation	Utility	Augmented Reality For Assisting Consumer Transactions	14/680596		4/7/2015
NCR Corporation	Utility	Augmented Reality For Assisting Consumer Transactions	14/680633		4/7/2015
NCR Corporation	Utility	Techniques For Automating Self-Service Transactions	14/705332		5/6/2015
NCR Corporation	Utility	Techniques For Assisted Self Checkout	14/706064		5/7/2015
NCR Corporation	Utility	Two-Sided Thermal Printer	14/706225		5/7/2015
NCR Corporation	Utility	Audio Request Interaction System	14/719653		5/22/2015
NCR Corporation	Utility	Audio Request Interaction System	14/719660		5/22/2015
NCR Corporation	Utility	Perforated, Combined Receipt And Label Roll	14/741850		6/17/2015
NCR Corporation	Utility	Techniques For Checking Into A Retail Establishment	14/751651		6/26/2015
NCR Corporation	Utility	Techniques For Checking Into A Retail Establishment	14/751685		6/26/2015
NCR Corporation	Utility	Self-Service Check Cashing System And Method	14/753411		6/29/2015
NCR Corporation	Utility	Secure Collection	14/862516		9/23/2015
NCR Corporation	Utility	Media Conveying	14/880336		10/12/2015
NCR Corporation	Utility	Operating A Self Service Terminal As A Virtual Teller	14/135746		12/20/2013
NCR Corporation	Utility	Signal-to-noise ration signal validation	14/264888		4/29/2014
NCR Corporation	Utility	Wearable payment processing device	14/264895		4/29/2014
NCR CORPORATION	Utility	Label with Adhesive and Silicone-Free Release Coating	14/305872	*	6/16/2014
NCR CORPORATION	Utility	Label with Adhesive and Silicone-Free Release Coating	14/305911	*	6/16/2014

Intellectual Property (Trademarks)

I.	Trademarks

Registered Owner	Trademark	Registration Number	Registration Date
NCR Corporation	NCR	148174	11/08/1921
NCR Corporation	NCR	366404	04/11/1939
NCR Corporation	NCR	368485	06/20/1939
NCR Corporation	NCR PAPER	614432	10/18/1955
NCR Corporation	NCR	1478461	03/01/1988
NCR Corporation	GLOBALPM	1951383	01/23/1996
NCR Corporation	GLOBALPM	1956218	02/13/1996
NCR Corporation	DYNAKEY	2014022	11/05/1996
NCR Corporation	GLOBALPM	2015010	11/12/1996
NCR Corporation	NETKEY	2045760[8]	03/18/1997
NCR Corporation	IMAGEMARK	2243282	05/04/1999
NCR Corporation	NETKEY	2249686[9]	06/01/1999
NCR Corporation	NCR & Design	2368954	07/18/2000
NCR Corporation	NCR & Design	2391796	10/03/2000
NCR Corporation	NCR & Design	2398182	10/24/2000
NCR Corporation	APTRA	2724525	06/10/2003
NCR Corporation	OPTICASH & Design	3008165	10/25/2005
NCR Corporation	OPTIVAULT	3498952	09/09/2008
NCR Corporation	NCR FASTLANE & Design	3525626	10/28/2008
NCR Corporation	2 ST (Stylized)	3659466*	07/21/2009
NCR Corporation	2ST TECHNOLOGY	3674573*	08/25/2009
NCR Corporation	2 ST (Stylized)	3700427*	10/20/2009
NCR Corporation	2ST TECHNOLOGY (Stylized)	3723851*	12/08/2009
NCR Corporation	GOPIX	3726770	12/15/2009
NCR Corporation	TRANSOFT & Design	3807548	06/22/2010
NCR Corporation	NCR TOUCHPORT	3869764	11/02/2010
NCR Corporation	NCR SELFSERV	3914658	02/01/2011
NCR Corporation	EXPERIENCE A NEW WORLD OF INTERACTION	3926087	03/01/2011
NCR Corporation	EXPERIENCE A NEW WORLD OF INTERACTION	3926088	03/01/2011
NCR Corporation	EXPERIENCE A NEW WORLD OF INTERACTION	4056658	11/15/2011
NCR Corporation	NCR @ YOUR SERVICE	4096173	02/07/2012
NCR Corporation	NCR ENTERPRISE PREFERENCE MANAGER	4185678	08/07/2012
NCR Corporation	COMPU-TOUCH	1648043	06/18/1991
NCR Corporation	ORDERPOINT!	1957983	02/20/1996
NCR Corporation	CORE-TECH	2200849	11/03/1998
NCR Corporation	RADIANT SYSTEMS & Design	2293886	11/23/2019
NCR Corporation	IT’S YOUR MONEY, KEEP IT THAT WAY	3744582	02/02/2010
NCR Corporation	ALOHA RESTAURANT GUIDE	3749174	02/16/2010
NCR Corporation	ALOHA PAYMENT GUARD	3763145	03/23/2010

[8]	The Company shall use its commercially reasonable efforts to file a release with respect to the security interest held by MMV Financial Inc. dated 1/19/2007 and recorded at Reel/Frame 3528/0379 within a reasonable amount of time after the Effective Date.
[9]	The Company shall use its commercially reasonable efforts to file a release with respect to the security interest held by MMV Financial Inc. dated 1/19/2007 and recorded at Reel/Frame 3528/0379 within a reasonable amount of time after the Effective Date.

55

Registered Owner	Trademark	Registration Number	Registration Date
NCR Corporation	ALOHA INSIGHT	3993077	07/12/2011
NCR Corporation	INFOAMERICA	2083095	07/29/1997
NCR Corporation	NCR SERVICE & Design	0750700	06/04/1963
NCR Corporation	ALOHA (Stylized)	2144355	03/17/1998
Radiant Systems, Inc.[10]	HEAT AT LIGHT SPEED	2319009	02/15/2000
NCR Corporation	MENULINK	2279136	09/21/1999
NCR Corporation	ALOHA	4547734	06/10/2014
NCR Corporation	PACESETTER	4635683	11/11/2014
NCR Corporation	NCR	4458847	12/31/2013
NCR Corporation	EVERYDAY MADE EASIER	4756477	06/16/2015
NCR Corporation	NCR REALSCAN	4458638	12/31/2013
NCR Corporation	NCR STICKY MEDIA	4502403	03/25/2014
NCR Corporation	NCR SILVER	4502371	03/25/2014
NCR Corporation	SPRINT FOR CANCER	4034020	10/04/2011
Digital Insight Corporation	DIGITAL INSIGHT & Design	4879270	01-05-2016
Digital Insight Corporation	FINANCEWORKS	3573166[11]	02-10-2009
Digital Insight Corporation	DIGITAL INSIGHT	2611866[12]	08-27-2002
Digital Insight Corporation	Circle Design	2637940[13]	10-22-2002
Digital Insight Corporation	DIGITAL INSIGHT	2856129[14]	06-22-2004
Digital Insight Corporation	DIGITAL INSIGHT & Design	4879270	01-05-2016

II. Trademark Applications

Registered Owner	Trademark	Application Number	Application Date
NCR Corporation	NCR SECURE	86418244	10/08/2014
NCR Corporation	NCR SILVER CONCIERGE	86681962	07/02/2015
NCR Corporation	NCR IMPRESSIONS SOLUTIONS	86554606	03/05/2015
NCR Corporation	FRACTALS	86358525	08/06/2014
NCR Corporation	ALARIC	86358859	08/06/2014
NCR Corporation	IMPRESSIONS SOLUTIONS	86554736*	03/05/2015

[10]	All items listed as record-owned by Radiant Systems Inc. on this Schedule 7(B) are beneficially owned by NCR Corporation.
[11]	The Company shall use its commercially reasonable efforts to file a release with respect to the security interests held by Jefferies Finance, LLC dated 8/1/2013 and recorded at Reel Frame 5084/0641 and 5084/0662, respectively, within a reasonable amount of time after the Effective Date.
[12]	See FN 11 above.
[13]	See FN 11 above.
[14]	See FN 11 above.

56

Registered Owner	Trademark	Application Number	Application Date
NCR Corporation	NCR IMPRESSIONS SOLUTIONS	86533036	02/12/2015
NCR Corporation	IMPRESSIONS SOLUTIONS	86533057*	02/12/2015
NCR Corporation	NCR DATAGUARD	86510933	01/22/2015
NCR Corporation	NCR SILVER REGISTER	86590417	04/08/2015
NCR Corporation	KALPANA	86590579	04/08/2015
NCR Corporation	WE MAKE THE EVERYDAY EASIER	86806498	11/02/2015

57

Intellectual Property (Copyrights)

I. Copyrights

Registered Owner	Title	Registration No.

NCR Corporation	NCR Cobol 74 instructor manual : v. 1 [-2], course no. 484100.	TX0000014888

NCR Corporation	Software engineering : a course / prepared by Tilak Agerwala, Jay Misra, Ed Thompson.	TX0000014889

NCR Corporation	NCR Cobol 74 programming self-instruction course : v. 1 [-4, handbook & monitor guide].	TX0000025246

NCR Corporation	CI-MEGIMOS Cobol : course no. 329075 / prepared by Customer and Support Education Sugar Camp.	TX0000065446

NCR Corporation	Wholesale distribution : approach on taking the surprise out of the income statement.	TX0000091283

NCR Corporation	NCR wholesale distribution, R O I presentation.	TX0000092243

NCR Corporation	Wholesale distribution : presentation on comparing your prospect with the industry.	TX0000092815

NCR Corporation	Yak! Yak! Yak! / Ira Hayes.	TX0000097230

NCR Corporation	NCR scholars : student manual.	TX0000099036

NCR Corporation	Distribution internship education program.	TX0000101191

NCR Corporation	Introduction to the construction industry : student manual, EP-9631.	TX0000101196

NCR Corporation	Concept of hospital pharmacy operations.	TX0000101197

NCR Corporation	NCR executive E D P seminar—notebook.	TX0000101370

NCR Corporation	NCRIMOS Cobol pocket reference.	TX0000101911

NCR Corporation	NCRIMOS Cobol student text.	TX0000101912

NCR Corporation	NCRI-8100 application benefits manual series : I-8150 general ledger student manual.	TX0000107071

NCR Corporation	Structured programming skills : student manual, stock no. EP-9605, course no. 316005.	TX0000107072

NCR Corporation	NCR applied systems implementation reference manual, N C R century scholars II, report generator.	TX0000113113

NCR Corporation	NCR basic electronics course with experiments / prepared by Technical Education Department, Marketing Education and Publications Division, the National Cash Register Company.	TX0000113595

NCR Corporation	NCR Century Cobol 68, N C R Imos, Cobol language comparison.	TX0000117760

NCR Corporation	NCR Century 8200 N C R IMOS Cobol language comparison.	TX0000118787

NCR Corporation	NCR IMOS N C R VRX Cobol language comparison.	TX0000118788

NCR Corporation	NCR VRX Cobol pocket reference.	TX0000119447

NCR Corporation	NCR VRX COBOL student text.	TX0000131412

NCR Corporation	I-8150 accounts receivable : student manual.	TX0000136290

NCR Corporation	CI-MEG IMOS Cobol : course no. 329075 : CI-MEG IMOSIII/IMOS Cobol : course guide / prepared by Customer and Support Education, Sugar Camp.	TX0000136292

NCR Corporation	NCR fundamental English dictionary.	TX0000143699

NCR Corporation	Cobol 74 : student workbook for N C R IMOS Cobol.	TX0000168904

NCR Corporation	NCR introduction to analytical flowcharting : EP-9833.	TX0000168905

NCR Corporation	Hot’n’ juicy story of Wendy’s point-of-sale system.	TX0000178622

NCR Corporation	Survey guide and analysis key for hospital pharmacy.	TX0000190055

NCR Corporation	NCR 8100 problem solving techniques : course guide.	TX0000192080

NCR Corporation	8100 operating software : course guide : course no. 326105.	TX0000196260

NCR Corporation	NCS operations, student manual : course no. 367905.	TX0000206236

Registered Owner	Title	Registration No.
NCR Corporation	Managing sequences : the basis of business data processing.	TX0000213808

NCR Corporation	NCR VRX OLPD for the N C R VRX Cobol user.	TX0000214279

NCR Corporation	Guide to the internal control and audit of the N C R I-8150 interactive direct processing general accounting systems / compiled and edited by Paul A. Tulenko.	TX0000224238

NCR Corporation	NCR century Cobol 74 : pocket reference.	TX0000231835

NCR Corporation	NCR century Cobol 74 : student text.	TX0000231836

NCR Corporation	NCR century Cobol 74 : accelerated course : student workbook.	TX0000234779

NCR Corporation	NCR century Cobol 68—N C R century Cobol 74, Cobol language comparison.	TX0000234780

NCR Corporation	NCR IMOS Cobol, N C R century Cobol 74, Cobol language comparison.	TX0000236859

NCR Corporation	Reducing checker errors.	TX0000259788

NCR Corporation	NCR Century Cobol 74, N C R VRX Cobol language comparison.	TX0000259937

NCR Corporation	Introduction to interactive Cobol programming : instructor manual : course no. 364105.	TX0000261454

NCR Corporation	Bagging : a self-instruction program with “score-yourself” quiz / [editing Cliff Smith].	TX0000266580

NCR Corporation	Price marking : a self-instruction program with “score-yourself” quiz/ [editing Clifton Smith].	TX0000266581

NCR Corporation	Customer courtesy : a self-instruction program with “score-yourself” quiz / [editing Cliff Smith].	TX0000266582

NCR Corporation	Grocery stocking : a self-instruction program with “score-yourself” quiz / Clifton L. Smith.	TX0000266583

NCR Corporation	Introduction to interactive Cobol programming : student materials, N C R course no. 364105, EP 9685.	TX0000274142

NCR Corporation	NCR IMOS Cobol : pocket reference.	TX0000279138

NCR Corporation	Checkout security : a self-instruction program with “score-yourself” quiz.	TX0000279139

NCR Corporation	Grocery safety : a self-instruction program with “score-yourself” quiz.	TX0000279140

NCR Corporation	Telecommunications concepts : student manual.	TX0000279141

NCR Corporation	NCR century 8200 N C R IMOS Cobol language comparison.	TX0000279142

NCR Corporation	NCR Century Cobol 68, N C R IMOS, Cobol language comparison.	TX0000282692

NCR Corporation	NCR IMOS Cobol student text.	TX0000293622

NCR Corporation	NCR VRX Cobol accelerated course student workbook.	TX0000331102

NCR Corporation	NCR structured Cobol student manual : course number 379105.	TX0000331103

NCR Corporation	NCR IMOS Cobol accelerated course student workbook.	TX0000331104

NCR Corporation	Cobol 74 : student workbook for N C R IMOS Cobol.	TX0000392037

NCR Corporation	NCR Century Cobol 74 accelerated course : student workbook.	TX0000392603

NCR Corporation	Cobol 74 : student workbook for N C R VRX Cobol.	TX0000401567

NCR Corporation	Cobol transaction management executive instructor manual.	TX0000402073

NCR Corporation	Cobol transaction management executive student manual addendum.	TX0000402074

NCR Corporation	POD : MICR entry applied system : course number 387435.	TX0000403824

NCR Corporation	Cobol 74 student workbook for N C R century Cobol 74.	TX0000403825

NCR Corporation	Basic systems analysis skills : student manual : course no. 490000.	TX0000446131

NCR Corporation	EDP concepts self instruction course : student manual.	TX0000464228

NCR Corporation	NCR basic systems analysis skills : instructor information : course no. 490000.	TX0000465740

NCR Corporation	EDP concepts self instruction course : monitor guide.	TX0000472153

NCR Corporation	Central information file-reference : self study guide : course number 394432.	TX0000479304

NCR Corporation	NCR VRX structure analysis : student manual : pt. 1[-2]	TX0000499272

Registered Owner	Title	Registration No.

NCR Corporation	NCR programming project management course : customer & support education, corporate education : course no. 804505.	TX0000519978

NCR Corporation	Structured design : course no. 378105 / prepared by Customer and Support Education Sugar Camp.	TX0000534356

NCR Corporation	Status III payroll self-instruction administrator : study guide.	TX0000570916

NCR Corporation	VRX operating system utilization : student manual.	TX0000580999

NCR Corporation	Status III payroll self-instruction operator’s : study guide.	TX0000582372

NCR Corporation	VRX operations handbook.	TX0000586614

NCR Corporation	Status III general ledger : self-instruction operator’s study guide : course no. W13422.	TX0000601576

NCR Corporation	Status III accounts payable : self-instruction operator’s study guide.	TX0000614007

NCR Corporation	NCR VRX operations : student manual.	TX0000614008

NCR Corporation	IMOS III student materials.	TX0000614009

NCR Corporation	VRX problem solving techniques : student manual : pt. 2.	TX0000614010

NCR Corporation	Status III general ledger : self-instruction administrator’s study guide.	TX0000616825

NCR Corporation	VRX problem solving techniques : student manual, pt. 1.	TX0000616826

NCR Corporation	VRX problem solving techniques : student manual, pt. 3.	TX0000616827

NCR Corporation	Status III accounts payable : self-instruction administrator’s study guide : course no. W16422.	TX0000620863

NCR Corporation	NCRL programming student manual.	TX0000632331

NCR Corporation	Status III accounts receivable self-instruction administrator study guide.	TX0000632332

NCR Corporation	NCR century to VRX migration : student manual, EP-9304.	TX0000636075

NCR Corporation	NCR IMOS Cobol student text.	TX0000714606

NCR Corporation	NCR IMOS Cobol : pocket reference.	TX0000728971

NCR Corporation	Accelerated NEATVS : student manual : course no. 381105.	TX0000753573

NCR Corporation	Basic for the N C R 2950 cassette system : pt. I[-II] : student manual.	TX0000796488

NCR Corporation	Century 8200 IMOS student manual.	TX0000798541

NCR Corporation	Introduction to interactive Cobol programming : student manual, N C R course no. 364105.	TX0000801888

NCR Corporation	NCR IRX Cobol user manual.	TX0000841654

NCR Corporation	NCR IMOS Cobol user manual.	TX0000907243

NCR Corporation	NCR IRX Cobol handbook.	TX0000916565

NCR Corporation	NCR IMOS Cobol handbook.	TX0000916566

NCR Corporation	D009-0024 NCR-DMS/reporter.	TX0001235187

NCR Corporation	Handbook of bar coding systems / Harry E. Burke.	TX0001547735

NCR Comten, Inc.[15]	NTO3 : Network terminal option 3 : release 1E, general information.	TX0002244311

NCR Comten, Inc.	NTO3 : Network terminal option 3 : release 1E, general information.	TX0002244312

NCR Comten, Inc.	NTO2 : Network terminal option 2 : release 1.0, general information.	TX0002244313

NCR Comten, Inc.	NTO1, network terminal option 1 : release 1.0, general information.	TX0002244314

NCR Comten, Inc.	X.25-1 : X.25-1 interface to packet switched data networks 1 : release 6E, general information.	TX0002244315

NCR Comten, Inc.	X.25-1 : X.25 interface to public data networks 1 : release 5E.0, general information.	TX0002244316

NCR Comten, Inc.	X.25-1 : X.25 interface to public data networks 1 : release 4.0, general information.	TX0002244317

NCR Comten, Inc.	NTO2 : Network terminal option 2 : release 2E, general information.	TX0002244318

NCR Comten, Inc.	ACF/NCP V4.0, advanced communications function/network control program : version 4.0.	TX0002244319

NCR Comten, Inc.	ACF/NCP3, advanced communications function/network control program 3 : version 1.0.	TX0002244320

[15]	All items listed as record-owned by NCR Comten, Inc. on this Schedule 7(C) are beneficially owned by NCR Corporation.

Registered Owner	Title	Registration No.

NCR Comten, Inc.	ACF/NCP V2, advanced communications function/network control program 3 : version 2, release 1E, general information.	TX0002244321

NCR Comten, Inc.	CLSS1, Comten language support system : release 1.0 : general information.	TX0002244322

NCR Comten, Inc.	ACF/NCP V2, advanced communications function/network control program 2.1 : release 1.0, general information.	TX0002244323

NCR Comten, Inc.	ACF/NCP2, advanced communications function/network control program 2 : release 1.0, general information.	TX0002244324

NCR Comten, Inc.	CLSS1, Comten language support systems 1 : release 2.0, general information.	TX0002244325

NCR Comten, Inc.	CLSS1, Comten language support system 1 : release 2.0, general information.	TX0002244326

NCR Comten, Inc.	CLSS1, Comten language support system 1 : release 3.0, general information.	TX0002244327

NCR Comten, Inc.	X.25-1 : X.25 interface to public data networks 1 : release 4.0, general information.	TX0002274856

NCR Comten, Inc.	ACF/NCP3 : Advanced communications function/network control program 3, release 2E, general information.	TX0002274857

NCR Comten, Inc.	ACF/NCP : Advanced communications function/network control program 3, release 1, general information.	TX0002274858

NCR Corporation	Pride.	TX0002321219

NCR Comten, Inc.	PEP, partitioned emulation processing : general information.	TX0002372971

NCR Comten, Inc.	PEP: operator summary book.	TX0002447558

NCR Corporation	SCSI : understanding the small computer system interface / NCR Corporation.	TX0002751492

NCR Corporation	Comten ACF/NCP V5.3 : advanced communications function/network control program : analyst reference manual.	TX0003483884

NCR Corporation	ACF/NCP V5.3 general information manual.	TX0003487707

NCR Corporation	Comten ACF/NCP V5.3 : ACF/NCP V5.3 generation differences from ACF/NCP V5.2 self study SI-226-A.	TX0003487821

NCR Corporation	ACF/NCP V5.3 product generation manual D2-936-A.	TX0003487822

NCR Corporation	Transforming the enterprise through Cooperation : an object-oriented solution / Dan Shafer, David A. Taylor.	TX0003592964

NCR Corporation	IBM component broker : programming reference 1.3.	TX0004889800

NCR Corporation	Pocket guide to products, services & capabilities.	TX0005094092

NCR Corporation	NCR 7780 item processing workstation on-site repair manual : bks. 1& 2.	TX0005870887

NCR Corporation	Value factor : how global leaders use information for growth and competitive edge / Mark Hurd and Lars Nyberg.	TX0005958841

NCR Corporation	NCR 56XX/personas automated teller machines field service information : service aids mini-manual.	TX0006008530

NCR Corporation	S4i : version 02.00.00.	TX0006086483

NCR Corporation	Platform for Windows NT—Ulysses.	TX0006086484

NCR Corporation	S4i : version 05.02.05.	TX0006086485

NCR Corporation	Service master use procedure : P U B 1.	TXu000006169

NCR Corporation	Service master V07Q0 disk : v. 1.	TXu000008778

NCR Corporation	Fido/Rover.	TXu000009491

NCR Corporation	MCSII/MT-2 digital cassette adapter master processor.	TXu000010335

NCR Corporation	MCSII/MT-2 digital cassette adapter read processor.	TXu000010336

NCR Corporation	Service Master VO7Q0.	TXu000011156

NCR Corporation	Cassette tape speed compensating read routine.	TXu000011157

NCR Corporation	Fido/Rover use procedure.	TXu000011710

Registered Owner	Title	Registration No.
NCR Corporation	Field mandatory effectivity break patches.	TXu000011711

NCR Corporation	Fido/Rover V18Q8.	TXu000011712

NCR Corporation	Interactive site configurator.	TXu000011713

NCR Corporation	Implementation specification DPS group practice accounts receivable : F1709-1.	TXu000011714

NCR Corporation	Recipe F-spec : [no.] F-1712-1.	TXu000011715

NCR Corporation	Implementation specification IDPS installation process : April 1978 : F1721-1.	TXu000011716

NCR Corporation	General systems universal modules : [no.] F-1722-1.	TXu000011717

NCR Corporation	Implementation specification DPS interactive budgetary control system : F1708-1.	TXu000011718

NCR Corporation	Implementation specification DPS accounts payable.	TXu000011720

NCR Corporation	Applied systems implementation reference manual : N C R Century on-line C I F system : rel. C1.	TXu000011721

NCR Corporation	NCR applied systems implementation reference manual : N C R Century, C I F series, release 1.	TXu000011722

NCR Corporation	NCR installation manual for 7750 automated reconciliation and trace (A R T) system : effective with A. R. T. release 1.0, basic interface and A. R. T. release 2.0, C B I S interface.	TXu000011796

NCR Corporation	NCR installation manual for 7750 system statistics (STS)	TXu000013221

NCR Corporation	Implementation specification DPS accounts receivable : DPSAR001: May 1978.	TXu000013222

NCR Corporation	Implementation specification IDPS MFG/WLS system control : F1715-1 / [prepared by DPS CI-ASD Team]	TXu000013735

NCR Corporation	Implementation specification IDPS product definition : F1713-1 / [prepared by DPS CI-ASD Team]	TXu000013736

NCR Corporation	Implementation specification IDPS inventory management: F1714-1/ [prepared by DPS CI-ASD Team]	TXu000013737

NCR Corporation	Implementation specification DPS general ledger : DPSGL001 : F1705-1.	TXu000013738

NCR Corporation	Implementation specification DPS status payroll : DPSPY001 : F1718-1.	TXu000013739

NCR Corporation	Flexible disc dump IRS3VO5QOC.	TXu000014492

NCR Corporation	Flexible disc dump IVS1VO9Q1A.	TXu000014493

NCR Corporation	MV TW3 coach 1 V03Q0 disk.	TXu000015708

NCR Corporation	MV VRT VO4QO disk.	TXu000017333

NCR Corporation	Implementation specification : I M C S II system architecture : F1723-1 : [v. 1]	TXu000017334

NCR Corporation	DPS-interactive industrial distribution system (I I D S) : [F1716-1] / prepared by D P S CI-ASD team.	TXu000017335

NCR Corporation	I-8130 processing system.	TXu000018184

NCR Corporation	I-8130 accounts receivable system.	TXu000018185

NCR Corporation	VRX2/4.2.1 indexed sequential CAM (1CAM) (4.2(S) CAM supplement) : functional specification / prepared by W. Y. Lee.	TXu000018186

NCR Corporation	DPS-interactive industrial distribution system (I I D S)	TXu000018187

NCR Corporation	Implementation specification, I M C S II bill of material.	TXu000018188

NCR Corporation	Implementation specification, I M C S II inventory control.	TXu000018189

NCR Corporation	VRX 4/3.2 monitor : functional specification.	TXu000018190

NCR Corporation	VRX asynchronous processing : v. 3.7, FS & DR.	TXu000018191

NCR Corporation	VRX 4/0 index to functional specifications : functional specification, DRD no. 10, March 1, 1979 / prepared by W. Merchant.	TXu000018517

NCR Corporation	VRX 1/2.3 NEAT3/NEATVS : FS & DR, DRD no. 10, July 1, 1976,production.	TXu000018518

Registered Owner	Title	Registration No.
NCR Corporation	VRX 5/3.6 loader : functional specification, DRD no. 10, October 2, 1978, design / prepared by M. Trax.	TXu000018519

NCR Corporation	VRX 6/5.1 communications in-service diagnostics : functional specification, DRD no. 10, October 2, 1978, design / prepared by T. Campbell.	TXu000018520

NCR Corporation	VRX 3/1.0 operating system overview, parts I and II : FS & DR, DRD no. 10, May 15, 1978, production / prepared by J. Angelo, J. Farver.	TXu000018521

NCR Corporation	VRX 4/6.1 initialization : functional specification, DRD no. 10, January 1, 1979, production / prepared by C. Sidaris.	TXu000018522

NCR Corporation	Implementation specification : IMCS II routing, February 1979.	TXu000018523

NCR Corporation	Implementation specification : IMCS II material requirements planning, February 1979.	TXu000018524

NCR Corporation	VRX 5/4.4 file management : functional specification / prepared byMower.	TXu000018525

NCR Corporation	IMCS order processing system / author, International C I/M E G Applied Systems Development.	TXu000018526

NCR Corporation	I-8130 I/O control system / author, C I/M E G Applied-Software Development.	TXu000018527

NCR Corporation	I-8130 inventory control system / author, C I/M E G Applied Software.	TXu000018528

NCR Corporation	MCSII/MT-2 digital cassette adapter write processor / by N C R Corporation.	TXu000019123

NCR Corporation	VRX 5/3.18 transaction processing support features.	TXu000019124

NCR Corporation	VRX 5/2.1 Cobol compiler functional specification : no. 10, February 1, 1979 / prepared by D. Schricker.	TXu000019754

NCR Corporation	Flexible disc dump : ITW1VO5QOA.	TXu000020458

NCR Corporation	VRX 4/4.2 criterion access method (CAM) : functional specification, DRD no. 10, level—production / prepared by J. McFarling.	TXu000020459

NCR Corporation	VRX peripheral switch, volume 3.16 (release 3) : functional specification, DRD no. 10, level—production / prepared by Pat Shanahan.	TXu000020460

NCR Corporation	VRX 7/3.19 system performance monitor : functional specification, DRD no. 10, level—design / prepared by J. Darling.	TXu000020461

NCR Corporation	VRX 6/3.20 disk drivers : functional specification, DRD no. 10, level—design / prepared by J. Hooten, R. Johnson.	TXu000020462

NCR Corporation	VRX 3/3.3 operator communications : functional specification, DRD no. 10, level—production / prepared by D. Hergert.	TXu000020463

NCR Corporation	VRX virtual storage, volume 6.5 : FS & DR, DRD no. 10, level— production / prepared by A. J. McCrocklin.	TXu000020464

NCR Corporation	C. VRX on-line program development, volume 6.8 (release 4) : functional specification, DRD no. 10, level—design / prepared by P.Robinson.	TXu000020465

NCR Corporation	Proof of deposit (POD 1.2) : specification.	TXu000020466

NCR Corporation	I-8130 sales analysis : implementation specification.	TXu000020467

NCR Corporation	VRX 7/2.2 Fortran compiler : functional specification, DRD no. 10, level—design / prepared by T. C. Chao.	TXu000020468

NCR Corporation	IMCS II system architecture : implementation specification / prepared by Roberta Nicely.	TXu000020469

NCR Corporation	VRX 5/6.7 Cobol library facility : functional specification / prepared by G. Zupan.	TXu000021264

NCR Corporation	I-8130 general ledger system.	TXu000021265

NCR Corporation	TW1 VO5QO Coach 1A.	TXu000021266

NCR Corporation	ITW1VO5QOC.	TXu000021267

Registered Owner	Title	Registration No.
NCR Corporation	Implementation specification I-8130 inter application communication (IAC)	TXu000021268

NCR Corporation	VRX 4/5.0 telecommunications software : functional specification.	TXu000021269

NCR Corporation	Implementation specification I-8130 I-O control.	TXu000021270

NCR Corporation	Implementation specification IDPS order processing.	TXu000021271

NCR Corporation	Implementation specification I-8130 accounts payable.	TXu000022513

NCR Corporation	Implementation specification I-8130 order processing.	TXu000022514

NCR Corporation	Implementation specification I-8130 accounts receivable.	TXu000022515

NCR Corporation	Implementation specification I-8130 inventory control.	TXu000022516

NCR Corporation	I-8130 accounts payable system.	TXu000022517

NCR Corporation	Implementation specification I-8130 general ledger.	TXu000022518

NCR Corporation	Implementation specification DPS group practice accounts receivable.	TXu000022519

NCR Corporation	Implementation specification, DPS general ledger interface system : DPSGL002, March 1978.	TXu000022667

NCR Corporation	Mission material requirements planning subsystem.	TXu000022996

NCR Corporation	Mission bill of material subsystem.	TXu000022997

NCR Corporation	Implementation specification : DPS accounts receivable DPSAR001.	TXu000022998

NCR Corporation	NCR medics (8163-0501-0000) : program IPR010S 02/001.	TXu000023723

NCR Corporation	NCR specification : Purchase order management system : January 1979.	TXu000023724

NCR Corporation	8400 IMOS Cobol system : functional specification and design requirements.	TXu000024126

NCR Corporation	Mission—I M S : V3.0.	TXu000024350

NCR Corporation	Stores I & D A R E : software.	TXu000024351

NCR Corporation	Stores I & D A R E : constructor.	TXu000024352

NCR Corporation	Mission routing subsystem.	TXu000024353

NCR Corporation	8071-0313 IWDS/IGAS accounts receivable, 8071-0315 IWDS/IGAS accounts payable, 8071-0316 IWDS/IGAS general ledger.	TXu000024354

NCR Corporation	NCR 2160 maintain (8287-0106-0000 & 8287-0107-0000).	TXu000024355

NCR Corporation	I-8130 sales analysis system.	TXu000024356

NCR Corporation	Administrator’s instructions for the N C R technical writer’s test / prepared by Carl L. Thornton, Ted Brusaw.	TXu000024357

NCR Corporation	Writing exercises.	TXu000024358

NCR Corporation	8400 IRX magnetic tape initializer : change sheet, functional specification.	TXu000024359

NCR Corporation	8304-0101 accounts payable (S. C.).	TXu000024360

NCR Corporation	8304-0101 accounts payable (O. C.).	TXu000024361

NCR Corporation	8304-0301 general ledger (O. C.).	TXu000024362

NCR Corporation	8304-0301 general ledger (interface S. C.).	TXu000024363

NCR Corporation	MV VS2 V01Q0 firmware two-sided flexible disk.	TXu000024364

NCR Corporation	MV RRFD V02Q0 testware flexible disk.	TXu000024365

NCR Corporation	8304-0201 accounts receivable (S. C.).	TXu000024366

NCR Corporation	8304-0301 general ledger (S. C.).	TXu000024367

NCR Corporation	8304-0201 accounts receivable (O. C.).	TXu000024368

NCR Corporation	MV TW3 V04Q0 coach 2 testware flexible disk.	TXu000024369

NCR Corporation	Service master V08Q0 disk.	TXu000024370

NCR Corporation	8304-0401 payroll (S. C.) : text editor version 04.01.02.	TXu000024849

NCR Corporation	8400 formatted memory dump to disc utility : release 1.3, functional specification : specification 0070000366.	TXu000024850

NCR Corporation	8400 IRX text editor : release 1.2 : functional specification and design requirements : specification no. 007-0000356A.	TXu000024851

NCR Corporation	IRX software development support : functional specification and design requirements : specification no. 007-0000143.	TXu000024852

NCR Corporation	8400 IRX data capture utility : functional specification and design requirements : specification no. 007-0000139.	TXu000024853

Registered Owner	Title	Registration No.
NCR Corporation	Functional specification for 8400 IRX magnetic tape initializer : no. 904-0000002.	TXu000024854

NCR Corporation	8400 IRX operating system : release 1.3 : functional specification [no.] SN 0070000362A.	TXu000024855

NCR Corporation	8400 IRX run time Cobol system : functional specification.	TXu000024856

NCR Corporation	8060-0601 IMOS I operating system & utilities IMOS I : release(S/O C.)	TXu000024857

NCR Corporation	8400 IRX disc utilities : release 1.03, functional specification : [no.] 0070000361.	TXu000024858

NCR Corporation	Mission cost subsystem (8219-1307-0000)	TXu000024859

NCR Corporation	Functional specification for 8400 SWL virtual machine functional specification : [no.] SN9040000005 / prepared by E. P. Donnelly.	TXu000024860

NCR Corporation	Functional specification for IRX concurrent peripheral diagnostics : [no.] SN904-0000014 / prepared by R. E. Latus.	TXu000024861

NCR Corporation	MV VS3 VO1QO disk.	TXu000024862

NCR Corporation	NCRL:a dialect of Pascal for system programming.	TXu000024863

NCR Corporation	8060-0701 IMOS III operating system IMOS III : release 04.00.00 (S/O C.)	TXu000024864

NCR Corporation	I-8400 IS3 low level systems test (LLST)	TXu000024865

NCR Corporation	8210-2001 8400 IRX utilities (S/O C.)	TXu000024866

NCR Corporation	8210-2000 8400 IRX (S/O C.)	TXu000024867

NCR Corporation	8210-2002 8400 IRX Cobol ‘74 compiler (S/O C.)	TXu000024868

NCR Corporation	IMOS 8400 sort : functional specification and design requirements.	TXu000024869

NCR Corporation	Implementation specification DPS Interactive budgetary control system, IBCS : [no.] F-1708-2.	TXu000026063

NCR Corporation	Implementation specification 8150 screen realign utility.	TXu000026188

NCR Corporation	Implementation specification I-8130 general accounting.	TXu000026189

NCR Corporation	8060-0602 IMOS I Cobol “74” compiler : Cobol release 0 (S/O C.)	TXu000026190

NCR Corporation	8400 IRX compile time Cobol system functional specification.	TXu000026191

NCR Corporation	Implementation specification I-8250 interactive stores inventory control (ISICS)	TXu000026192

NCR Corporation	Interactive budgetary control system (8315-0101-0000) / author, I B C S Team.	TXu000026193

NCR Corporation	Implementation specification 8250 IMCS order processing.	TXu000026194

NCR Corporation	Implementation specification I-8150 feedgrain position farm co-op.	TXu000026195

NCR Corporation	Implementation specification I-8250 Cobol listing generator.	TXu000026196

NCR Corporation	8060-0703 IMOS III Cobol “74” compiler : Cobol release 4 (S/O C.)	TXu000026197

NCR Corporation	Implementation specification I-8130 radio TV billing.	TXu000026198

NCR Corporation	Implementation specification I-8150 report reformatter.	TXu000026199

NCR Corporation	Implementation specification report generator.	TXu000026200

NCR Corporation	Functional specification for IRX concurrent peripheral diagnostics / prepared by R. E. Latus.	TXu000026201

NCR Corporation	8300-0203 I-8150 IDPS Cobol “74” compiler : Cobol release 4 (S/O C.)	TXu000026202

NCR Corporation	8300-0202 I-8150 system management utilities : release 4 (S/O C.)	TXu000026203

NCR Corporation	Implementation specification I-8250 Rite wholesale distribution system.	TXu000026204

NCR Corporation	Implementation specification 8100 route settlement/beverage distribution.	TXu000026205

NCR Corporation	Implementation specification I-8250 language processor.	TXu000026206

NCR Corporation	Applied systems implementation reference manual, N C R I-8150, interactive hospital management system.	TXu000026233

NCR Corporation	Cobol program : FAC580 01.	TXu000028965

NCR Corporation	Mission MMS V3.0	TXu000028966

NCR Corporation	8300-0201 I-8150 interactive direct processing system : IDPS/LF release 04.08.20 / author, David Perkins.	TXu000028967

Registered Owner	Title	Registration No.

NCR Corporation	8400 IRX compile time Cobol system functional specification.	TXu000028968

NCR Corporation	8060-0704 IMOS III remote batch communications : IMOS III release 04.00.00.	TXu000028969

NCR Corporation	Functional specification for 8400 IRX disc utilities : release 1.03 / prepared by W. S. Nidzrik, Wally Niizleko.	TXu000028970

NCR Corporation	8400 IRX run time Cobol system functional specification.	TXu000028971

NCR Corporation	8060-0702 IMOS III utilities : IMOS III release 04.00.02.	TXu000028972

NCR Corporation	Implementation specification I-8250 utility billing.	TXu000028973

NCR Corporation	Implementation specification I 8150 interactive utility management system.	TXu000028974

NCR Corporation	Functional specification for 8400 interpretive Basic / prepared by F. Allan Goodman.	TXu000028975

NCR Corporation	8163-0503 N C R medics ATD.	TXu000028976

NCR Corporation	8221-0701 order processing and sales analysis 8221-0702 inventory (IWDS/IRX)	TXu000028977

NCR Corporation	MV TW3 V04Q0 coach 1 flexible disk testware.	TXu000028978

NCR Corporation	8071-0314 IWDS/IGAS payroll.	TXu000028979

NCR Corporation	8311-0201 order processing, 8311-0101 sales analysis.	TXu000028980

NCR Corporation	8071-0301 IWDS order procg./sales analysis, 8071-0302 inventory control.	TXu000028981

NCR Corporation	MV VS2 V01Q0 (S.C.)	TXu000031417

NCR Corporation	MV TW3 V04Q0 coach 1 and coach 2 (S.C.)	TXu000031418

NCR Corporation	MV VS3 V01Q0 (S.C.)	TXu000031419

NCR Corporation	Service master V08Q0 (S.C.)	TXu000031420

NCR Corporation	8214-1201 IGAS II—accounts receivable-I, 8214-1202 IGAS II— accounts payable-I, 8214-1203 IGAS II—general ledger-I, Interactive general accounting system.	TXu000031421

NCR Corporation	8214-1204 IGAS II—payroll I / author, N C R Corporation.	TXu000031422

NCR Corporation	C-2140-7201, 7207, 7212, 7214 & 7215 general purpose ECR (S.C.)	TXu000031423

NCR Corporation	8210-0908 network definition language processor O/C.	TXu000031424

NCR Corporation	8210-0908 network definition language processor S/C.	TXu000031425

NCR Corporation	8210-0904 COBUG VRX O/C.	TXu000032040

NCR Corporation	8210-0902 operating system VRX-S/C.	TXu000032041

NCR Corporation	AK-2140-K206-0000 integrated communications concentrator OPR S/O C.	TXu000032042

NCR Corporation	AK-2140-K228-0000 common carrier communication OPF phase II S/O C.	TXu000032043

NCR Corporation	8210-0912 CAM/VRX utilities S/O C.	TXu000032044

NCR Corporation	8210-1501 NCS Cobol “74” compiler S/O C.	TXu000032045

NCR Corporation	8210-0905 NEAT/VS compiler VRX S/O C.	TXu000032046

NCR Corporation	AK-2140-K207-0000 auto scale OPF S/O C.	TXu000032296

NCR Corporation	8210-0909 VRX online program development O/C.	TXu000032297

NCR Corporation	8210-0909 VRX online program development S/C.	TXu000032298

NCR Corporation	8210-0903 VRX Cobol ‘74’ compiler O/C.	TXu000032299

NCR Corporation	8210-2001 8400 IRX utilities software S/O C.	TXu000032768

NCR Corporation	IRX firmware (IS3VO5QO) S/O C.	TXu000032769

NCR Corporation	IRX firmware (IS3VO6QO) S/O C.	TXu000032770

NCR Corporation	8210-2002 8400 IRX Cobol “74” compiler software S/O C.	TXu000032771

NCR Corporation	8210-2000 8400 IRX software S/O C.	TXu000032772

NCR Corporation	AK-2140-K204-0000 common carrier communications OPF phase I S/O C.	TXu000032773

NCR Corporation	8210-0903 VRX Cobol “74” compiler S/C.	TXu000032774

Registered Owner	Title	Registration No.

NCR Corporation	Stores level IV S/O C 8199-0101.	TXu000032775

NCR Corporation	8219-1402 IMCS II inventory control S/O C.	TXu000032776

NCR Corporation	8219-1405 IMCS II work-in-process S/O C.	TXu000032777

NCR Corporation	8390-0104 I-8130 wholesale banking general ledger S/C.	TXu000032778

NCR Corporation	8219-1401 IMCS II bill of material S/O C.	TXu000032779

NCR Corporation	8287-0106 & 8287-0107 N C R 2160 maintain S/C.	TXu000032780

NCR Corporation	8219-1404 IMCS II routing S/O C.	TXu000032781

NCR Corporation	VRX5/3.1 job specifications : functional specification : DRD no. 10 / Engineering & Manufacturing Division [N C R Corporation] ; prepared by G. Maattanen.	TXu000033539

NCR Corporation	IMOS III extended Basic : IMOS III release 04.01.00 : product ID, 8060-1204-0000.	TXu000033540

NCR Corporation	8155-2201-5 century, 8215-2201-5 criterion C I F (central information file) : series C, release 2, S/O C.	TXu000033541

NCR Corporation	8155-2301 century, 8215-2301 criterion FCS on-line C I F : series C, release 2, S/O C.	TXu000033542

NCR Corporation	8155-2206 & 8215-2206 A T F (automatic transfer of funds) : series C, release 2, S/O C.	TXu000033543

NCR Corporation	AK-2140-K205-0000 in-house communications OPF S/O C.	TXu000033544

NCR Corporation	821901403 IMCS II material requirements planning S/O C.	TXu000033545

NCR Corporation	8219-1406 IMCS II capacity planning S/O C : N C R-IMOS Cobol compilation : version 04.03.04.	TXu000033546

NCR Corporation	8219-1407 IMCS II order processing S/O C : N C R-IMOS Cobol compilation : version 04.03.04.	TXu000033547

NCR Corporation	8300-0108-0000 I-8130 IDPS operating system, issue 5 AMB- SFOPSY 0504-00 S/O C.	TXu000033682

NCR Corporation	Interactive site configurator : N C R field engineering bulletin.	TXu000033683

NCR Corporation	8210-0905 NEAT/VS compiler VRX S/C.	TXu000033684

NCR Corporation	AID-DA1DDM0100 (S/O C), MCS intercoupler driver.	TXu000033685

NCR Corporation	VS1 V10Q0.	TXu000034359

NCR Corporation	MV TW3 coach 2 V03Q0 disk.	TXu000034360

NCR Corporation	VRX6/5.0 telecommunications software : functional specification, DRD no. 10, May 1, 1979 / prepared by S. Kensil.	TXu000034361

NCR Corporation	BU 2140-7507-1001 international phase I, level C release S/O C.	TXu000034518

NCR Corporation	BU 2140-2001-1090, 2140-2101, 06, 18-1090 U. S. S/O C.	TXu000034519

NCR Corporation	BU 2140-7001-1090 & BU 2140-7005-1090 phase I S/O C.	TXu000034520

NCR Corporation	BU 2140-7201, 14 & 15-1090 7000 phase III U. S. S/O C.	TXu000034521

NCR Corporation	BU 2140-1502-1090 & BU 2140-1519-1090 model 1500 F/W, S/O C.	TXu000034522

NCR Corporation	BU 2140-2509-1001 & 4301 non-integrated MPB international S/O C.	TXu000034523

NCR Corporation	BU 2140-7115-1090 Glidden Paints SCER S/O C.	TXu000034524

NCR Corporation	BU 2140-2101-R003 Skag Drug SCER S/O C.	TXu000034525

NCR Corporation	AK 2140-K227 “Data Capture” phase II S/O C.	TXu000034526

NCR Corporation	BU 2140-7001-R002 model 7000 Peoples Drug S/O C.	TXu000034527

NCR Corporation	AK 2140-P701-0000 1500 series NLU S/O C.	TXu000034528

NCR Corporation	8156-0201, 2, 3, 5 & 7, 8216-0201, 2, 3, 5 & 7 Class (loans andsavings system) series B, release 1, S/O C / N C R Corporation.	TXu000035877

NCR Corporation	8156-0208 & 8216-0208 Laser/Atos (Loans & savings executive routine) release 3, O/C / N C R Corporation.	TXu000035878

NCR Corporation	8155-2101 & 8215-2101 Factsystem I for the V R X operating system, release 1, S/O C / N C R Corporation.	TXu000035879

NCR Corporation	8156-0204 & 8216-0204 Tops-terminal operating system release 5, O/C / N C R Corporation.	TXu000035880

NCR Corporation	Service master use procedure.	TXu000035881

Registered Owner	Title	Registration No.
NCR Corporation	8290-0101 SW, GP checkout 32CL 2095801191.	TXu000035882

NCR Corporation	AMB-SFDIAG0500-00 I-8130 system diagnostics, release 5, S/O C.	TXu000035883

NCR Corporation	8210-2002 8400 IRX Cobol ‘74’ compiler software S/O C (rel. 2)	TXu000038274

NCR Corporation	8210-2000 8400 IRX software S/O C (rel. 2)	TXu000038277

NCR Corporation	IRX firmware (IS3VO7QO) S/O C (rel. 2)	TXu000038278

NCR Corporation	8210-2001 8400 IRX utilities software S/O C (rel. 2)	TXu000038279

NCR Corporation	7500 configurable communications systems, S/O C.	TXu000038280

NCR Corporation	VRX Tran-Quest BOA-TRNQST0100-00 S/O C.	TXu000038281

NCR Corporation	8215-2003 VIPS batch statistical subsystem S/O C.	TXu000038282

NCR Corporation	8071-0202 SPIRIT V (82XX) S/O C.	TXu000038283

NCR Corporation	SWING, BAB-SWING 100-00, S/O C.	TXu000038284

NCR Corporation	Bar restaurant release 1.0 (AKAFSBR10010000) S.C.	TXu000038285

NCR Corporation	8210-2202 VRX TRAN-PRO S/O C.	TXu000038286

NCR Corporation	8210-2201 TRAN-PRO S/O C.	TXu000038287

NCR Corporation	8290-0150 SW, GP data capture, 2595801291.	TXu000038288

NCR Corporation	Punch-card site configurator.	TXu000038289

NCR Corporation	8290-0130 SW, GP checkout 8CL 118DT, 2095801491.	TXu000038290

NCR Corporation	8290-0140 SW, data center D/C 2595801191.	TXu000038291

NCR Corporation	8290-0120 SW, post sel; chg post 2095801391.	TXu000038292

NCR Corporation	8290-0110 SW, GP checkout 2095801291.	TXu000038293

NCR Corporation	BU-2140-2106-R001 volume shoes, S/O C.	TXu000038294

NCR Corporation	8155-2002 VIPS real time cash letter S/O C.	TXu000038295

NCR Corporation	Stores I & Dare—constructor : 8289-0102-0000 & 8290-0203-0000, S/O C.	TXu000040338

NCR Corporation	BG 9024-G001 MINI-VIPS subroutine S/O C.	TXu000040339

NCR Corporation	8060-0502 and 8185-0308 multi-leaving remote job entry workstation S/O C.	TXu000040340

NCR Corporation	8155-2006 on-line fine sort/exception item pull S/O C.	TXu000040341

NCR Corporation	8067-0302 MINI VIPS concurrent reject reentry & balancing S/O C.	TXu000040342

NCR Corporation	8067-0301 exception item handler (Cobol) S/O C.	TXu000040343

NCR Corporation	8067-0204 IMOS Cobol stash builder S/O C.	TXu000040344

NCR Corporation	8067-0203 high performance cash letter S/O C.	TXu000040345

NCR Corporation	8067-0202 IMOS Cobol cash letter S/O C.	TXu000040346

NCR Corporation	MV VS3 V02Q0 O/C.	TXu000040347

NCR Corporation	MV VS2 V02Q1 O/C.	TXu000040348

NCR Corporation	MV VS1 V11Q0 O/C.	TXu000040349

NCR Corporation	CKA-SPIMS 0300 S/O C.	TXu000040350

NCR Corporation	IP3 V01Q0 6780 MICR reader-sorter, virtual level S/C.	TXu000040351

NCR Corporation	8210-0908 VRX network description language processor O/C.	TXu000042670

NCR Corporation	8210-0912 VRX CAM/VRX utilities O/C.	TXu000042671

NCR Corporation	8210-0909 VRX on-line program development S/C.	TXu000042672

NCR Corporation	8210-0905 VRX NEAT/VS compiler O/C.	TXu000042673

NCR Corporation	8210-0905 VRX NEAT/VS compiler S/C.	TXu000042674

NCR Corporation	8210-0902 VRX operating system S/C (includes 8210-0910 & 0911)	TXu000042675

NCR Corporation	8210-1501 century NCS COBOL 74 compiler O/C.	TXu000042676

NCR Corporation	8210-0908 VRX network description language processor S/C.	TXu000042677

NCR Corporation	8210-0903 VRX COBOL compiler O/C.	TXu000042678

NCR Corporation	8210-0907 VRX terminal communications processor O/C.	TXu000042679

NCR Corporation	8210-0902 VRX operating system O/C (includes 8210-0910 & 0911)	TXu000042680

NCR Corporation	8210-0912 VRX CAM/VRX utilities S/C.	TXu000042681

NCR Corporation	8210-0903 VRX COBOL compiler S/C.	TXu000042682

NCR Corporation	8210-1501 century NCS COBOL 74 compiler S/C.	TXu000042683

NCR Corporation	8210-0909 VRX on-line program development O/C.	TXu000042684

Registered Owner	Title	Registration No.
NCR Corporation	IP3 V01Q0 6780 MICR reader-sorter, primitive level S/C.	TXu000042685

NCR Corporation	MV VS3 V02Q0 S/C.	TXu000042686

NCR Corporation	MV VS2 V02Q1 S/C.	TXu000042687

NCR Corporation	MV VS2 V02Q0 S/C.	TXu000042688

NCR Corporation	MV VS1 V11Q0 S/C.	TXu000042689

NCR Corporation	IP3 VO1QO 6780 MICR reader-sorter O/C.	TXu000042690

NCR Corporation	MV VS2 VO2QO O/C.	TXu000042691

NCR Corporation	MV VRT VO5QO O/C.	TXu000042692

NCR Corporation	8185-0403 7750-CIRS-BTOT S/O C.	TXu000042693

NCR Corporation	8300-0110/8300-0410 I-8130/8140 SF 299-interpreter/I-8140 SFE299-interpreter AMH-299SIMO101 S/C.	TXu000042694

NCR Corporation	8300-0110/8300-0410 I-8130/8140 SF 299-interpreter/I-8140 SFE299-interpreter AMH-299SIMO101 O/C.	TXu000042695

NCR Corporation	Fast food release 2.0 (AKAFSFF2X010000) S.C.	TXu000042696

NCR Corporation	8155-2001 concurrent reject-reentry and balancing S/O C.	TXu000042697

NCR Corporation	8270-0901 tranmaster S/O/C.	TXu000044696

NCR Corporation	Implementation specification, I-8150 language processor : November 1978.	TXu000046382

NCR Corporation	8071-0610 (IMOS III) 8221-0610 (IRX) status III payroll S/O C /author, N C R Corporation.	TXu000046587

NCR Corporation	8150-2701, 8210-0140, 8400/8500 N-mode recom (DLC)-century/8300 N-mode recom (DLC) S/O C / author, Retail Applied Systems.	TXu000046588

NCR Corporation	Century intercoupler I/O driver S/O C.	TXu000046589

NCR Corporation	8390-0102 IBS—fixed accounts suite S/O C.	TXu000046590

NCR Corporation	MV VS2 V03Q0 firmware O/C.	TXu000047054

NCR Corporation	8390-0101 IBS current accounts suite S/O C.	TXu000047055

NCR Corporation	BU 2140-7101, 7114 & 7115-1090 model 7000 phase II domestic S/O C.	TXu000049497

NCR Corporation	BU-2140-7616-1000 international, phase 2, level C, S/O C.	TXu000049498

NCR Corporation	BU 2140-2101-1090 Sears SCER S/O C.	TXu000049499

NCR Corporation	MV VS3 VO3QO firmware S/C.	TXu000049987

NCR Corporation	Foreign/domestic keycode listings—C7500—release 9 S/O C.	TXu000049988

NCR Corporation	IRX firmware (IS3VO8QO) S/O C (release 3)	TXu000049989

NCR Corporation	MV VS2 VO3QO firmware S/C.	TXu000049990

NCR Corporation	AME-FIDTP0411-00 C-4504 printer firmware S/O C.	TXu000049991

NCR Corporation	8304-0101 status II accounts payable S/O/C.	TXu000049992

NCR Corporation	8315-0211 interactive utility management system S/O C.	TXu000049993

NCR Corporation	8159-1310, 8219-1310 mission capacity requirements planning S/O C.	TXu000049994

NCR Corporation	C1780 terminal control software S/O C.	TXu000049995

NCR Corporation	8159-1309, 8219-1309 Mission order processing system S/O C.	TXu000049996

NCR Corporation	MV VS3 VO3QO firmware O/C.	TXu000049997

NCR Corporation	MV RS1 V13QO firmware O/C.	TXu000049998

NCR Corporation	MV RS1 V13QO firmware S/C.	TXu000051760

NCR Corporation	8390-0114 IBS general ledger S/C.	TXu000051761

NCR Corporation	8390-0113 IBS fixed accounts S/C.	TXu000051762

NCR Corporation	Item processing control system S/O C.	TXu000051763

NCR Corporation	8270-0701, 8275-0401-2-3-4-5 & 6, financial terminal management system S/C.	TXu000051764

NCR Corporation	8065-0401 WBIS general ledger S/O C.	TXu000051765

NCR Corporation	C7500 disk based media conversion (I.E.C. D3.5) S/O C.	TXu000052809

NCR Corporation	C7900 keyboard controller chip (ITF-1D) S/O C.	TXu000052810

NCR Corporation	C7900 keyboard controller ROMs (ITF-1P model III) S/O C.	TXu000052811

NCR Corporation	C7500 cassette based media conversion I.E.C. C5.5 S/O C.	TXu000052812

Registered Owner	Title	Registration No.
NCR Corporation	C7900 character and keyboard controller ROMs (ITF-1A) S/O C.	TXu000052813

NCR Corporation	C7900 international keyboard controller ROM (ITF-1A Ph. III) S/O C.	TXu000052814

NCR Corporation	8290-0153 general purpose data capture 40/40 S/O C.	TXu000052815

NCR Corporation	8290-0160 2 drawer bar system S/O C.	TXu000052816

NCR Corporation	8290-0157 general purpose, D/C, MA, 40/40 S/O C.	TXu000052817

NCR Corporation	8290-0119 general purpose checkout, MA, NLU, two tax, S/O C.	TXu000052818

NCR Corporation	8290-0118 general purpose checkout, MA, NLU, S/O C.	TXu000052819

NCR Corporation	8290-0115 general purpose checkout, MA, two tax, S/O C.	TXu000052820

NCR Corporation	8290-0163 general purpose D/C, MA, dist. 40/40 S/O C.	TXu000052821

NCR Corporation	8290-0164 fast food S/O C.	TXu000052822

NCR Corporation	8290-0161 hotel/motel S/O C.	TXu000052823

NCR Corporation	8290-0111 general purpose checkout, two tax S/O C.	TXu000052824

NCR Corporation	8290-0124 post select charge posting, MA S/O C.	TXu000052825

NCR Corporation	8290-0114 general purpose checkout, MA, S/O C.	TXu000052826

NCR Corporation	8290-0143 data center D/C, 40/40 S/O C.	TXu000052827

NCR Corporation	8290-0108 general purpose checkout, 32 clerks, MA, 40/40 S/O C.	TXu000052828

NCR Corporation	8290-0147 data center D/C, MA, 40/40, S/O C.	TXu000052829

NCR Corporation	8290-0104 general purpose checkout, 32 clerks, 40/40, S/O C.	TXu000052830

NCR Corporation	8290-0162 general purpose checkout, MA, NLU, 40/40, S/O C.	TXu000052831

NCR Corporation	8290-0117 general purpose checkout, MA, 40/40, S/O C.	TXu000052832

NCR Corporation	8290-0127 post select, charge posting, MA, 40/40, S/O C.	TXu000052833

NCR Corporation	8290-0113 general purpose checkout, 40/40, S/O C.	TXu000052834

NCR Corporation	8290-0123 post select charge posting, 40/40, S/O C.	TXu000052835

NCR Corporation	8290-0133 general purpose checkout, 8 clerks, 118DT, 40/40, S/O C.	TXu000052836

NCR Corporation	8290-0165 waiter model, S/O C.	TXu000052837

NCR Corporation	8290-0102 general purpose checkout, 32 CLK, two tax, S/O C.	TXu000052838

NCR Corporation	8067-0701 automated teller machine systems, S/C.	TXu000052839

NCR Corporation	NCR universal tax code file S/C.	TXu000052840

NCR Corporation	8390-0114 IBS general ledger O/C.	TXu000052841

NCR Corporation	8270-0701, 8275-0401-2-3-4-5 & 6 financial terminal management system, S/C rel. 2.	TXu000052842

NCR Corporation	8390-0111 IBS current accounts, S/C.	TXu000052843

NCR Corporation	8390-0111 IBS current accounts, O/C.	TXu000052844

NCR Corporation	8390-0113 IBS fixed accounts, O/C.	TXu000052845

NCR Corporation	7750 CIRS-CRECT S/C.	TXu000053864

NCR Corporation	8159-1308 Mission work in process S/C.	TXu000053865

NCR Corporation	8290-0121 post select charge posting, two tax S/O C.	TXu000053866

NCR Corporation	8290-0125 post select charge posting, MA, two tax S/O C.	TXu000053867

NCR Corporation	8290-0105 general purpose checkout, 32 CLK, MA, S/O C.	TXu000053868

NCR Corporation	8290-0137 checkout, 8 clerks, 118DT, MA, 40/40 S/O C.	TXu000053869

NCR Corporation	8290-0155 general purpose data capture, MA, two tax, S/O C.	TXu000053870

NCR Corporation	8290-0106 general purpose checkout 32 CLK, MA, two tax, S/O C.	TXu000053871

NCR Corporation	8290-0131 general purpose checkout 8 CLK, 118DT, two tax S/O C.	TXu000053872

NCR Corporation	8313-0101 interactive group practice management system S/O C.	TXu000053873

NCR Corporation	8290-0144 data center/data capture, MA, S/O C.	TXu000053874

NCR Corporation	8290-0141 data center/data capture, two tax, S/O C.	TXu000053875

NCR Corporation	8290-0158 general purpose data capture, MA, Dist, S/O C.	TXu000053876

NCR Corporation	8290-0154 general purpose data capture, MA, S/O C.	TXu000053877

NCR Corporation	8290-0151 general purpose data capture, two tax, S/O C.	TXu000053878

NCR Corporation	8290-0134 general purpose checkout, 8 CLK, 118DT, MA, S/O C.	TXu000053879

NCR Corporation	8290-0135 general purpose checkout, 8 CLK, 118DT, MA, two tax, S/O C.	TXu000053880

NCR Corporation	8290-0159 general purpose data capture, MA, Dist, two tax, S/O C.	TXu000053881

Registered Owner	Title	Registration No.
NCR Corporation	8290-0145 data center/data capture, MA, two tax, S/O C.	TXu000054318

NCR Corporation	C7500 cassette data entry (I. E. C. C5.5, ER00194) S/O C.	TXu000054319

NCR Corporation	C7500 boot and initialization ROM’s (ER00201, 2 & 3) S/O C.	TXu000054320

NCR Corporation	8313-0301 interactive hospital management system S/O C.	TXu000054321

NCR Corporation	8071-0609, 8221-0609 Status III general ledger S/O C.	TXu000054322

NCR Corporation	8071-0607, 8221-0607 Status III accounts receivable S/O C.	TXu000054323

NCR Corporation	8210-0905 VRX NEAT/VS compiler O/C.	TXu000057641

NCR Corporation	C6410 international language firmware EPROMs (DR26074) S/O C.	TXu000057642

NCR Corporation	8210-0401 VRX Fortran compiler O/C.	TXu000057643

NCR Corporation	8210-0922 VRX TAM S/C.	TXu000057644

NCR Corporation	8210-0909 VRX on-line program development S/C.	TXu000057645

NCR Corporation	8210-0401 VRX Fortran compiler S/C.	TXu000057646

NCR Corporation	8210-0905 VRX NEAT/VS compiler S/C.	TXu000057647

NCR Corporation	8210-0902 VRX operating system O/C.	TXu000057648

NCR Corporation	8210-0902 VRX operating system S/C.	TXu000057649

NCR Corporation	8210-0918 VRX system performance monitor S/C.	TXu000057650

NCR Corporation	8210-0903 VRX Cobol compiler O/C.	TXu000057651

NCR Corporation	8210-0908 VRX network description language processor O/C.	TXu000057652

NCR Corporation	8210-0904 VRX COBUG S/C.	TXu000057653

NCR Corporation	8210-0908 VRX network description language processor S/C.	TXu000057654

NCR Corporation	8210-0907 VRX terminal communications processor O/C.	TXu000057655

NCR Corporation	8229-0504 purchase order management module S/O C.	TXu000057656

NCR Corporation	8210-0909 VRX on-line program development O/C.	TXu000057657

NCR Corporation	8287-0301, 2, 3 & 4—255/726 front end applications S/O C.	TXu000057658

NCR Corporation	8229-0501 MARS-BASE module S/O C.	TXu000057659

NCR Corporation	8155-2004 VIPS microfilm archival retrieval S/O C.	TXu000057660

NCR Corporation	IMOS/IRX level II installation process S/O C.	TXu000057661

NCR Corporation	8219-1603 MISSION cost S/O C.	TXu000057662

NCR Corporation	8210-2202 VRX TRAN-PRO, release 2, O/C.	TXu000057663

NCR Corporation	8219-1602 MISSION, release 1, bill of material S/O C.	TXu000057664

NCR Corporation	Level I installation process S/O C.	TXu000057665

NCR Corporation	8219-1604 mission routing S/OC.	TXu000058565

NCR Corporation	8071-0608 (IMOS III) & 8221-0608 (IRX) status III accounts payable S/O C.	TXu000059297

NCR Corporation	C7900 model II keyboard controller ROMs (model O) (DR25339) S/O C.	TXu000060867

NCR Corporation	G340-0301 mission inventory management system S/O C.	TXu000060868

NCR Corporation	G340-0501 mission material requirements planning S/O C.	TXu000060869

NCR Corporation	G340-0401 mission material management system S/O C.	TXu000060870

NCR Corporation	8223-0801, 2, 3, 4, 5 & 7 interactive hospital information system S/O C (IHIS)	TXu000060871

NCR Corporation	Master production scheduling S/O C.	TXu000060872

NCR Corporation	8075-0201 interactive financial management system S/O C.	TXu000060873

NCR Corporation	8071-0601 & 2, 8221-0601 & 2, item S/O C.	TXu000060874

NCR Corporation	8210-0903 VRX Cobol Compiler S/C.	TXu000061758

NCR Corporation	8275-0401 financial terminal management system rel. 2.01 S/O C.	TXu000061759

NCR Corporation	G307-0301 IIBS current accounts O/C.	TXu000061760

NCR Corporation	G307-0301 IIBS current accounts S/C.	TXu000061761

NCR Corporation	G307-0201 IIBS reconciliation S/C.	TXu000061762

NCR Corporation	G307-0101 IIBS general ledger O/C.	TXu000061763

NCR Corporation	G307-0101 IIBS general ledger S/C.	TXu000061764

NCR Corporation	G307-0401 IIBS customer liability/bank borrowing O/C.	TXu000061765

NCR Corporation	G307-0401 IIBS customer liability/bank borrowing S/C.	TXu000061766

Registered Owner	Title	Registration No.

NCR Corporation	8071-0610 (IMOS III/V) & 8221-0610 (IRX) status III payroll S/O C.	TXu000061767

NCR Corporation	8210-2001 8400 IRX utilities software S/O C, rel. 3.	TXu000063308

NCR Corporation	8210-2002 8400 IRX Cobol ‘74’ compiler software S/O C, rel. 3.	TXu000063309

NCR Corporation	8210-2000 8400 IRX software S/O C, rel. 3.	TXu000063310

NCR Corporation	8300-0108, I-8130/8140 IDPS operating system, issue 6, S/O C.	TXu000063311

NCR Corporation	8300-0110/0410 I-8130/8140 SF 299-interpreter/I-8140 SFE 299-interpreter S/C AMH-299SIM0201.	TXu000063312

NCR Corporation	8300-0108 IDPS-SFE operating system + utilities, issue 1, S/O C.	TXu000063313

NCR Corporation	8300-0110/0410 I-8130/8140 SF 299-interpreter/I-8140 SFE 299-interpreter AMH-299SIM0102 O/C.	TXu000063314

NCR Corporation	8300-0110/0410 I-8130/8140 SF 299-interpreter/I-8140 SFE 299-interpreter O/C AMH-299SIM0201.	TXu000063315

NCR Corporation	8300-0110/0410 I-8130/8140 SF 299-interpreter/I-8140 SFE 299-interpreter S/C AMH-299SIM0102.	TXu000063316

NCR Corporation	G306-0101 WBIS general ledger S/O C, rel. 2 / author, Robert J. Leach.	TXu000063317

NCR Corporation	G306-0301 WBIS foreign exchange S/O C / author, Maurice Seal.	TXu000063318

NCR Corporation	TW3 VO5QO coach 1 & coach 2 S/C.	TXu000064874

NCR Corporation	G307-0402 IIBS customer liability/bank borrowing O/C.	TXu000064875

NCR Corporation	G307-402 IIBS customer liability/bank borrowing S/C.	TXu000064876

NCR Corporation	TW3 V05Q0 coach I testware flexible disc O/C.	TXu000064877

NCR Corporation	TW3 V05Q0 coach 2 testware flexible disc O/C.	TXu000064878

NCR Corporation	5330 issue 1.0 S/O C.	TXu000067200

NCR Corporation	8276-0501 & 2, 8276-0601 & 2, thrift C/D system/M2 rel. 2.01 S/O C.	TXu000067627

NCR Corporation	7900 model 1, phase 3 international character generator (DR25380) S/O C.	TXu000068946

NCR Corporation	7900 model 4, domestic firmware (DR25469) S/O C.	TXu000068947

NCR Corporation	D002-0003 VRX Cobol compiler (release 8) S/C.	TXu000070990

NCR Corporation	D002-0015 VRX network definition language processor (NDLP) (release 8) O/C.	TXu000070991

NCR Corporation	G2G1-0901 order processing system S/O C.	TXu000070992

NCR Corporation	G2G1-1001 capacity requirements planning S/O C.	TXu000070993

NCR Corporation	G306-0201 WBIS current and advance accounts S/O C.	TXu000070994

NCR Corporation	8289-010 STORES I software S/O C.	TXu000072111

NCR Corporation	8071-0610 (IMOS III) & 8221-0610 (IRX) STATUS III payroll (rel.2.2) S/O C.	TXu000072112

NCR Corporation	2-drawer charge poster M/A 2195400101 (CW D104-1202) S/O C.	TXu000072113

NCR Corporation	D002-0015 VRX network definition language processor (NDLP) (rel. 8) S.C.	TXu000072114

NCR Corporation	D303-0101 (IMOS III) & D303-0102 (IRX) customizer S/O C.	TXu000072115

NCR Corporation	8289-0102 stores I constructor S/O C.	TXu000072343

NCR Corporation	D002-0004 VRX Fortran 77 compiler (rel. 8) O/C.	TXu000072346

NCR Corporation	D002-0003 VRX Cobol compiler (release 8) O/C.	TXu000073630

NCR Corporation	D002-0027 VRX system performance measurement (SPM) (release 8) S/C.	TXu000073631

NCR Corporation	8067-0701 automated teller machines system release 2.00.06 S/O C.	TXu000073632

NCR Corporation	8216-0209 Criterion, 8156-0209 Century, loan closing and tracking (release 1.1) S/O C.	TXu000073635

NCR Corporation	Shoe store system M/A 2695801701 (CW D104-1102) S/O C.	TXu000073636

NCR Corporation	8071-0608 (IMOS III) & 8221-0608 (IRX) status III accounts payable (release 2) S/O C.	TXu000073637

NCR Corporation	2-drawer charge poster 2095400301 (CW D104-1201) S/O C.	TXu000073638

NCR Corporation	Data center STARCOM 2595401101 (CW D104-0407) S/O C.	TXu000073821

NCR Corporation	Shoe store system 2595801701 (CW D104-1101) S/O C.	TXu000073822

Registered Owner	Title	Registration No.

NCR Corporation	General purpose data capture G/L 2695400101 (CW D104-0408) S/O C.	TXu000073823

NCR Corporation	Pre-select charge poster M/A 2195400201 (CW D104-0208) S/O C.	TXu000073824

NCR Corporation	2140-1600-110 expanded grocery checkout (CW D104-1802) S/O C.	TXu000073825

NCR Corporation	Pre-select charge poster 2095401101 (CW D104-0207) S/O C.	TXu000073826

NCR Corporation	2140-1600-100 grocery checkout (CW D104-1801) S/O C.	TXu000073827

NCR Corporation	D002-0005 VRX operating system (rel. 8) S/C.	TXu000075144

NCR Corporation	D002-0009 VRX module library facility (rel. 8) S/C.	TXu000075145

NCR Corporation	C7500 Royal Bank of Canada configurable communications (DR211) S/O C.	TXu000075146

NCR Corporation	BU 2140-3002 & 3019-1090 model 3000 stand-alone phase I S/O C.	TXu000075370

NCR Corporation	8156-0211 (Century) 8216-0211 (Criterion) CLASS N.O.W.accounts, series B : release 1, S/O C.	TXu000075371

NCR Corporation	8071-0609, 8221-0609 Status III general ledger release 1.1 S/O C.	TXu000075712

NCR Corporation	C7900 model III domestic firmware (in-house) (DR25388) S/O C.	TXu000075811

NCR Corporation	7900 model III Katakana firmware (DR25489) S/O C.	TXu000075812

NCR Corporation	5330 issue 1.1 S/O C.	TXu000076310

NCR Corporation	C7900 model IV domestic firmware (DR25503) S/O C.	TXu000076888

NCR Corporation	GOJ8-0902 (IMOS V), GOJ8-0901 (IRX) : IHIS admit form S/O C.	TXu000076889

NCR Corporation	CW 8060-1202 IMOS V issue 1.04 utilities S/OC.	TXu000078387

NCR Corporation	CW 8060-1208 IMOS V issue 1.04 remote batch subsystem S/OC.	TXu000078388

NCR Corporation	CW 8060-1201 IMOS V issue 1.04 operating system S/OC.	TXu000078389

NCR Corporation	CW 8060-1207 IMOS V issue 1.04 Cobol S/OC.	TXu000078390

NCR Corporation	G2G1-1101 master production scheduling VRX mission S/O C.	TXu000078722

NCR Corporation	8071-0602 (IMOS III) 8221-0602 (IRX) ITEM inventory 3.0 S/O C.	TXu000078723

NCR Corporation	8071-0601 (IMOS III) 8221-0601 (IRX) ITEM order processing 3.0 S/O C.	TXu000078724

NCR Corporation	8071-0603 (IMOS III) 8221-0603 (IRX) ITEM sales analysis 3.0 S/O C.	TXu000078725

NCR Corporation	8071-0606 (IMOS III) 8221-0606 (IRX) ITEM purchase orders 3.0 S/O C.	TXu000078726

NCR Corporation	8071-0604 (IMOS III) 8221-0604 (IRX) ITEM sales history 3.0 S/O C.	TXu000078727

NCR Corporation	8071-0605 (IMOS III) 8221-0605 (IRX) ITEM sales commission 3.0 S/O C.	TXu000078728

NCR Corporation	D206-0103 recom I S/O C rel. 2.	TXu000087553

NCR Corporation	C7900 model 1 phase 1 & 2 international keyboard controller (DR25390) S/O C.	TXu000089477

NCR Corporation	C7900 model III Arabic/Farsi firmware (DR25397) S/O C.	TXu000089478

NCR Corporation	CW 8060-1208 IMOS V issue 2.00.07 remote batch subsystem S/O C.	TXu000089479

NCR Corporation	CW 8060-1201 IMOS V issue 2.00.07 operating system S/O C.	TXu000089480

NCR Corporation	CW 8060-1202 IMOS V issue 2.00.07 utilities S/O C.	TXu000089481

NCR Corporation	DBS/IRX 1.00.09 S/C.	TXu000089482

NCR Corporation	CW 8060-1207 IMOS V issue 2.00l07 Cobol S/O C.	TXu000089483

NCR Corporation	G1C1-0501 interactive consolidated loans system (ICLS) S/O C.	TXu000089484

NCR Corporation	D307-001 EZ-key S/O C.	TXu000089485

NCR Corporation	BCN-PARCITOl0l PARSITC.FR Calma Tool S/O C.	TXu000089486

NCR Corporation	D009-0004 IMOS V TRAN-PRO S/O C.	TXu000089532

NCR Corporation	C7900 model I phase III international keyboards (DR25498) S/O C.	TXu000090665

NCR Corporation	8071-0610 (IMOS III) 8221-0610 (IRX) STATUS III payroll S/O C(rel. 3) / author, N C R Corporation.	TXu000096464

NCR Corporation	G4C2-0201-4 & 301 Universal Financial System Core Service rel. 1 S/O C.	TXu000096465

NCR Corporation	G307-0401 & 2 IIBS customer liability and bank borrowing S/O C.	TXu000096466

NCR Corporation	G307-0201 & 2 IIBS reconciliation S/O C.	TXu000096467

Registered Owner	Title	Registration No.

NCR Corporation	G307-0201 & 2 IIBS current accounts S/O C.	TXu000096468

NCR Corporation	IRX firmware (IS1V02Q0/19050) S/C.	TXu000103049

NCR Corporation	D002-0042 VRX NCR on-line text editor (NOTE) S/C : (rel. 9)	TXu000106106

NCR Corporation	IRX firmware (IS3V09Q0/19040) S/C.	TXu000106107

NCR Corporation	DBS/IRX 2.00.00 S/C.	TXu000106108

NCR Corporation	D002-0002 VRX NEAT/VS compiler : (rel. 8) S/C.	TXu000106109

NCR Corporation	C7900 model III Katakana firmware (DR25566) S/O C.	TXu000106110

NCR Corporation	Stores I-4 software (G1P9-0005) S/O C.	TXu000106111

NCR Corporation	8210-2000 8400 IRX software S/O C : (rel. 4)	TXu000106112

NCR Corporation	D002-0027 VRX system performance measurement (SPM) S/C : (rel. 9)	TXu000106113

NCR Corporation	IRX firmware (IS1V01Q0/19050) S/C.	TXu000106114

NCR Corporation	D002-0018 VRX CAM/VRX utilities S/C : (rel. 9)	TXu000106115

NCR Corporation	C7900 model III serial printer firmware (02 DR25413) S/O C.	TXu000106116

NCR Corporation	C7500 cassette diagnostics (DR00239) S/O C.	TXu000106117

NCR Corporation	C7500 disk diagnostics package (DR00240) S/O C.	TXu000106118

NCR Corporation	Stores I-4 constructor (G1P9-0006) S/O C.	TXu000106119

NCR Corporation	AMB-DPS DIA 0100-00, I-9010 diagnostic : (rel. 1) S/O C.	TXu000106120

NCR Corporation	2140-7300 vocational application data capture model number 2 S/O C.	TXu000106121

NCR Corporation	2140-7300 vocational application data capture model number 1 S/O C.	TXu000106122

NCR Corporation	AMD-SFOPSY 07 04-09 IDPS/SF O.S. + utilities : rel. 7, S/O C.	TXu000106123

NCR Corporation	AMD-SFOPSY 08 04-07 IDPS/SF O.S. + utilities : rel. 8, S/O C.	TXu000106124

NCR Corporation	AMB-SFDIAG0700 IDPS/SF system diagnostics : rel. 7, S/O C.	TXu000106125

NCR Corporation	D002-0004 VRX Fortran 77 compiler : (rel. 8) S/C.	TXu000106126

NCR Corporation	D002-0002 VRX NEAT/VS compiler O/C : (rel. 9)	TXu000106127

NCR Corporation	D002-0001 VRX operating system S/C : (rel. 9)	TXu000106128

NCR Corporation	AMB-SFDIAGO600 IDPS/SF system diagnostics : rel. 6, S/O C.	TXu000106129

NCR Corporation	MV TW1 V06Q0 coach 1, 1A & 2 flexible disk : S/C [& O/C]	TXu000106130

NCR Corporation	D009-0012 NCR-DMS resource directory S/O C.	TXu000106131

NCR Corporation	D009-0013 N C R-DMS data manager S/O C.	TXu000106132

NCR Corporation	G307-0101 & 0102 IIBS general ledger S/O C.	TXu000106133

NCR Corporation	Microcode volume VS2 V04Q0 flexible disk : S/C [& O/C]	TXu000106134

NCR Corporation	Microcode volume RS1 V13Q1 flexible disk : S/C [& O/C]	TXu000106135

NCR Corporation	Microcode volume VS3 V03Q1 flexible disk : S/C [& O/C]	TXu000106136

NCR Corporation	Microcode volume VS1 V11Q1 flexible disk : S/C [& O/C]	TXu000106137

NCR Corporation	Microcode volume RS3 V05Q1 flexible disk : S/C [& O/C]	TXu000106138

NCR Corporation	Microcode volume VS6 V01Q0 quad density flexible disk : S/C [& O/C]	TXu000106139

NCR Corporation	Medics-2950 ATD : Medics-2950 S/O C.	TXu000106140

NCR Corporation	D009-0017 N C R-query tran-pro option.	TXu000108076

NCR Corporation	D307-0002 EZ-key tran-pro option.	TXu000108077

NCR Corporation	D009-0007 VRX tran-pro 7900 DLC terminal support.	TXu000108078

NCR Corporation	D009-0018 N C R-query.	TXu000108079

NCR Corporation	D009-0005 logical transaction recovery for CAM.	TXu000108080

NCR Corporation	D009-0006 logical transaction recovery for Total.	TXu000108081

NCR Corporation	D009-0009 VRX tran-pro III.	TXu000108082

NCR Corporation	MV TW3 V06Q0 coach 1 & coach 2 flexible disks.	TXu000108083

NCR Corporation	MV QSM V02Q0 flexible disk.	TXu000108084

NCR Corporation	8071-0607, 8221-0607 status III accounts receivable.	TXu000108085

NCR Corporation	8071-0601, 2, 3, 4, 5 & 6 (IMOS III), 8221-0601, 2, 3, 4, 5 & 6(IRX) item 4.0	TXu000108086

NCR Corporation	8229-0501 MARS-BASE module : rel. 3 O/C.	TXu000108993

NCR Corporation	C6410 international language firmware : (DR26187) S/O C.	TXu000108994

NCR Corporation	C7900 model II international keyboards (DR25512) S/O C.	TXu000108995

Registered Owner	Title	Registration No.
NCR Corporation	C7900 model III domestic firmware (DR25517) S/O C.	TXu000108996

NCR Corporation	D002-0042 VRX NCR on-line test editors.	TXu000108997

NCR Corporation	D002-0040 VRX file catalog.	TXu000108998

NCR Corporation	D002-0038 VRX IVS nucleus software.	TXu000108999

NCR Corporation	8155-2301 & 2 century : 8215-2301 & 2 criterion CIF online series C : rel. 3.	TXu000109000

NCR Corporation	G2G1-1101 VRX mission purchasing/receiving.	TXu000109001

NCR Corporation	D002-0043 VRX interactive debug system.	TXu000109002

NCR Corporation	D002-0041 VRX interactive utilities.	TXu000109003

NCR Corporation	8276-0501 & 2 : 8276-0601 & 2 thrift C/D system/M2 : release3.00.02 S/O C.	TXu000109005

NCR Corporation	D002-0015 VRX network definition language processor (NDLP) S/C (rel. 9)	TXu000109599

NCR Corporation	D002-0009 VRX module library facility S/C (rel. 9)	TXu000109600

NCR Corporation	VRX IVS user profile facility : D002-0039.	TXu000112405

NCR Corporation	8155-2201-7, G2C2-1201 century, 8215-2201-7, G2C2-1201criterion CIF (central information file) : ser. C, rel. 3.	TXu000112406

NCR Corporation	AMH, plug+play system : release 1.	TXu000112407

NCR Corporation	GIE5-0004 4K ATMS-ASG : title, FAAPSER001.	TXu000112408

NCR Corporation	MV VS3 V03Q2 flexible disk.	TXu000112409

NCR Corporation	G3MO-0101 & 0201 2126 PLU maintenance package.	TXu000112410

NCR Corporation	G1C1-0502 IIBS foreign exchange.	TXu000112411

NCR Corporation	G4C2-0302 exception processing & reporting.	TXu000112412

NCR Corporation	D401-0001 IPSS base software.	TXu000112413

NCR Corporation	MV VS6 V02Q0 flexible disk.	TXu000113119

NCR Corporation	D206-0201 IMOS III BDC I-RECOM : rel. 2.	TXu000113120

NCR Corporation	MV TW1 V06Q1 coach 1 and 1A flexible disk.	TXu000113121

NCR Corporation	G078-0103 (IMOS) & 8223-0801 (IRX) IHIS : rel. 2.	TXu000113122

NCR Corporation	D201-0009 N-mode recom DLC : rel. 3.	TXu000114047

NCR Corporation	8199-0101 stores : level IV, rel. 3.	TXu000114051

NCR Corporation	G3MO-0101 & 0201 2126 PLU maintenance package : rel. 1.1.	TXu000114052

NCR Corporation	021-0094907 BC-OPF firmware.	TXu000114918

NCR Corporation	G124-0101 IUMS (IMOS V) 1.0.	TXu000114920

NCR Corporation	8075-0701 IUMS (IMOS II)	TXu000116120

NCR Corporation	D009-0016 VRX TRAN-PRO EL.	TXu000117170

NCR Corporation	GOE7-0004 high speed reject reentry system, release 1.	TXu000117171

NCR Corporation	NCR internal library system.	TXu000118407

NCR Corporation	MV VS2 V05Q0 flexible disk.	TXu000118408

NCR Corporation	BCO-TDLN 50100 TDLNIF 1.0 (CYBER 175)	TXu000119866

NCR Corporation	8210-2000 & 2001 IRX software & utilities : (rel. 5)	TXu000121019

NCR Corporation	8155-2004 century, 8215-2004 criterion VIPS MARS.	TXu000124650

NCR Corporation	8155-2003 & 8215-2003 VIPS batch statistical : rel. 2.	TXu000128481

NCR Corporation	D600-0001, 5, 8, 9, 10, 11, 12 ITX software : rel 1.	TXu000128482

NCR Corporation	8215-2005 VIPS multipass balancing/missing & free : rel. 1.01.	TXu000128483

NCR Corporation	G1G2-1301 IMCS II material requirements planning : rel. 4.1.	TXu000131900

NCR Corporation	G1G2-1901 IMCS II sales analysis.	TXu000131901

NCR Corporation	G1G2-1501 IMCS II work in process : rel. 4.1.	TXu000131902

NCR Corporation	G1G2-1601 IMCS II capacity : rel. 4.1.	TXu000131903

NCR Corporation	G1G2-2201 IMCS II accounting interface.	TXu000131904

NCR Corporation	G1G2-1801 IMCS II purchasing/receiving.	TXu000131905

NCR Corporation	BCO-VITA 60200 VITA 2.0 (CYBER 176) / program written by David McSweeney ; program rev. by David McSweeney, Alan Harbutz.	TXu000131915

NCR Corporation	BCO-GDSC 40100 GDS22CIF (CALMA) / Robert Toller.	TXu000131917

Registered Owner	Title	Registration No.
NCR Corporation	D004-0050 IMOS V SDM.	TXu000131918

NCR Corporation	BCO-VITA 50200 VITA (CYBER 175) / program written by David McSweeney ; program rev. by David McSweeney, Alan Harbutz.	TXu000131919

NCR Corporation	G1G2-2301 IMCS II batch input.	TXu000131921

NCR Corporation	G2H1-0701 V-accounting—accounts receivable.	TXu000141374

NCR Corporation	AKAFSBR00040200 2160 food service : rel. 4.2.	TXu000141427

NCR Corporation	D002-0009 VRX module library facility, V09 plus 4&5 rel.	TXu000141454

NCR Corporation	D002-0018 VRX utilities, V09 plus 4&5 rel.	TXu000141455

NCR Corporation	G1G2-1701 IMCS II order processing.	TXu000141457

NCR Corporation	MV VS1 V12Q0 flexible disk.	TXu000141458

NCR Corporation	GOE7-0001 T8259 front end processor rel. 1.01.	TXu000141459

NCR Corporation	G1G2-1401 IMCS II routing.	TXu000141460

NCR Corporation	G1G2-1201 IMCS II inventory control.	TXu000141461

NCR Corporation	G1G2-1101 IMCS II bill of material.	TXu000141462

NCR Corporation	D002-0064 VRX IVS nucleus software (32 users) V09 plus 4&5 rel.	TXu000141463

NCR Corporation	D002-0002 VRX NEATVS compiler, V09 PLUS 4 & 5 rel. : object code.	TXu000141478

NCR Corporation	D002-0063 VRX IVS nucleus software (28 users) V09 PLUS 4 & 5 rel. : source code.	TXu000141494

NCR Corporation	NCR 2126 grand master.	TXu000141495

NCR Corporation	D101-0053 1810 development O/S with BPDM IH-DLC communications (secondary) & 1810 exerciser : source code.	TXu000141497

NCR Corporation	Source record update software.	TXu000142869

NCR Corporation	D101-0050 1810 O/S with Basic, generalized Pars communication & 1810 exerciser.	TXu000144515

NCR Corporation	G1C1-0401 IIBS customer liability/bank borrowings.	TXu000144522

NCR Corporation	G1C1-0301 IIBS current accounts.	TXu000144529

NCR Corporation	D101-0052 1810 development O/S with BPDM generalized Pars communication and 1810 exerciser.	TXu000144530

NCR Corporation	D101-0051 1810 O/S with Basic, IH-DLC communications (secondary) & 1810 exerciser.	TXu000144531

NCR Corporation	D004-0034 IMOS III SDM.	TXu000144533

NCR Corporation	8073-0301-2-3, 1301 IHIS : with & without A/R retail, in & out patient processing : rel. 7.	TXu000144534

NCR Corporation	G0C8-0100 IIBS/ISIS interface.	TXu000144535

NCR Corporation	G1C1-0201 IIBS reconciliation.	TXu000144536

NCR Corporation	G2H1-0910 V-accounting—responsibility accounting.	TXu000144539

NCR Corporation	G2H1-0601 V-accounting—accounts payable.	TXu000144541

NCR Corporation	G1G2-2301 IMCS II batch input, rel. 5.	TXu000144544

NCR Corporation	D002-0084 VRX spool file access V09 plus 4 & 5 rel.	TXu000144545

NCR Corporation	D002-0057 VRX IVS nucleus software (4 users) V09 plus 4 & 5 rel.	TXu000144546

NCR Corporation	D002-0067 VRX IVS nucleus software (44 users) V09 plus 4 & 5 rel.	TXu000144547

NCR Corporation	D002-0042 VRX NCR on-line text editors, V09 plus 4 & 5 rel.	TXu000144548

NCR Corporation	D002-0061 VRX IVS nucleus software (20 users) V09 plus 4 & 5 rel.	TXu000144549

NCR Corporation	D002-0058 VRX IVS nucleus software (8 users) V09 plus 4 & 5 rel.	TXu000144550

NCR Corporation	D002-0062 VRX IVS nucleus software (24 users) V09 plus 4 & 5 rel.	TXu000144551

NCR Corporation	D002-0060 VRX IVS nucleus software (16 users) V09 plus 4 & 5 rel.	TXu000144552

NCR Corporation	G1G2-1701 IMCS II order processing, rel. 5.	TXu000144553

NCR Corporation	G1G2-1201 IMCS II inventory control, rel. 5.	TXu000144554

NCR Corporation	G1G2-2201 IMCS II accounting interface, rel. 6.	TXu000144555

NCR Corporation	G1G2-1701 IMCS II order processing, rel. 6.	TXu000144556

NCR Corporation	G1G2-1301 IMCS II material requirements planning, rel. 5.	TXu000144557

NCR Corporation	G1G2-1101 IMCS II bill of material, rel. 6.	TXu000144558

Registered Owner	Title	Registration No.
NCR Corporation	D006-0072 decision-NET Apple-DOS.	TXu000144559

NCR Corporation	D006-0068 decision-NET PC-DOS.	TXu000144560

NCR Corporation	D002-0027 VRX system performance measurement V09 plus 4 & 5 rel.	TXu000144561

NCR Corporation	D002-0006 VRX COBUG, V09 plus 4 & 5 rel.	TXu000144566

NCR Corporation	D002-0001 VRX operating system, V09 PLUS 4&5 rel.	TXu000144576

NCR Corporation	D002-0015 VRX network description language processor, V09 PLUS 4&5 rel.	TXu000144577

NCR Corporation	G1P8-0501 STORES level IV : rel. 4.	TXu000144582

NCR Corporation	G1G2-1101 IMCS bill of material.	TXu000144583

NCR Corporation	G1G2-1601 IMCS II capacity : rel. 6.	TXu000144584

NCR Corporation	G1G2-2001 IMCS II master production schedule, rel. 6.	TXu000144585

NCR Corporation	G1G2-1301 IMCS II materials requirements planning, rel. 6.	TXu000144586

NCR Corporation	G1G2-1501 IMCS II work in process, rel. 6.	TXu000144587

NCR Corporation	G1G2-2301 IMCS II batch input, rel. 6.	TXu000144588

NCR Corporation	G1G2-1901 IMCS II sales analysis, rel. 6.	TXu000144589

NCR Corporation	G2M2-0103, 0203, 0303, 0403, 1101, G2M6-0001, G2M9-0001interactive checkout system : rel. 6.	TXu000145323

NCR Corporation	G1G2-1801 IMCS II purchasing/receiving : rel. 6.	TXu000145330

NCR Corporation	D400-0001&2 integrated S.W.I.F.T. interface system (ISIS)	TXu000145335

NCR Corporation	G3E6-0001 VRX proof of deposit, rel. 1.01.	TXu000145354

NCR Corporation	MV SM V09Q0 flexible disk.	TXu000145357

NCR Corporation	G1G2-2201 IMCS II accounting interface, rel. 5.	TXu000145364

NCR Corporation	D002-0059 VRX IVS nucleus software (12 users) V09 plus 4 & 5 rel.	TXu000145374

NCR Corporation	MV VS2 V06Q1 flexible disk.	TXu000145377

NCR Corporation	G2H1 0801 V-accounting-general ledger.	TXu000145379

NCR Corporation	NCR 8400 IRX Cobol compilation : version 5.00.49.	TXu000145385

NCR Corporation	G2M2-0101, 0201, 0301, & 0401 interactive checkout system : rel. 4.3.5.	TXu000145387

NCR Corporation	G1G2-1401 IMCS II routing : rel. 5.	TXu000145427

NCR Corporation	D002-0068 VRX IVS nucleus software (45+ users) V09 PLUS : 4 & 5 rel..	TXu000145428

NCR Corporation	D002-0083 VRX operational support facility V09 PLUS : 4 & 5 rel.	TXu000145429

NCR Corporation	D002-0065 VRX IVS nucleus software (36 users) V09 PLUS : 4 & 5 rel.	TXu000145430

NCR Corporation	D002-0066 VRX IVS nucleus software (40 users) V09 PLUS : 4 & 5 rel.	TXu000145431

NCR Corporation	D002-0041 VRX interactive utilities, V09 PLUS : 4 & 5 rel.	TXu000145432

NCR Corporation	G1G2-1401 IMCS II routing : rel. 6.	TXu000148058

NCR Corporation	D002-0043 VRX interactive debug system, V09 plus 4 & 5 release.	TXu000148060

NCR Corporation	G1G2-1601 IMCS II capacity : rel. 5.	TXu000148068

NCR Corporation	G1G2-1901 IMCS II sales analysis : rel. 5.	TXu000148069

NCR Corporation	G1G2-2001 IMCS II master production schedule : rel. 5.	TXu000148070

NCR Corporation	G1G2-1501 IMCS II work in process : rel. 5.	TXu000148071

NCR Corporation	G1G2-1801 IMCS II purchasing/receiving : rel. 5.	TXu000148072

NCR Corporation	TOGO-0101 interactive job cost system.	TXu000148076

NCR Corporation	D307-0004 N C R-DMS/data entry TRAN-PRO option.	TXu000148077

NCR Corporation	MV VS6 V03Q0 flexible disk.	TXu000148078

NCR Corporation	D307-0003 N C R-DMS/data entry.	TXu000148079

NCR Corporation	G2M2-0102, 0202, 0302, 0402 interactive checkout system, rel. 5.1.	TXu000148417

NCR Corporation	G1G2-1201 IMCS II inventory control, release 6.	TXu000149498

NCR Corporation	TOCO-0207 CRT reject re-entry & balancing, rel. 2.	TXu000152640

NCR Corporation	TOBO-0210 (IMOS) TOBO-0110 (IRX) status III payroll, rel. 4.0.	TXu000153651

Registered Owner	Title	Registration No.
NCR Corporation	TOBO-0211 (IMOS) TOBO-0111 (IRX) status III labordistribution/workman’s compensation, ver 3.10.	TXu000153656

NCR Corporation	D204-0025 ATM/E customisation [sic] software	TXu000164061

NCR Corporation	G1C1 0501 IIBS foreign exchange.	TXu000167601

NCR Corporation	GOE7-0003-0000 FEP on line fine sort/cycle sort/EIP initial base/point, release 1.02.	TXu000169610

NCR Corporation	CW-TOJO-0401 (IMOS V) CW-TOJO 0501 (IRX/ITX) MRA/DRGmedical records abstracting and diagnosis related group system, release 1.00.	TXu000169629

NCR Corporation	8275-0401 financial terminal management system, release 3.00.	TXu000169630

NCR Corporation	BCO-TDLN 80100 TDLNIF (N C R 8585)	TXu000170205

NCR Corporation	BCO-VITA 80200 VITA 2.0 (N C R 8585)	TXu000170206

NCR Corporation	TOCO-0205 VIPS MARS : rel. 2.00.	TXu000172554

NCR Corporation	TOCO-0202 VIPS daily fine sort/CS/EIP : rel. 1.00.	TXu000172555

NCR Corporation	TOLO-0101 (IMOS II), release 3, TOLO-0102 (IMOS V), TOLO-0201 (IRX/ITX), release 2, interactive financial management system.	TXu000172557

NCR Corporation	TOCO-0300 VRX scrub : rel. 1.00.	TXu000172558

NCR Corporation	T0J0-0201 (IMOS) T0J0-0301 (IRX/ITX) IHIS, patient A/R withdetail and without detail and admit form, release 4.0.	TXu000180624

NCR Corporation	NCR-DMS/reporter : D009-0024.	TXu000199358

NCR Corporation	8071-0601 (IMOS V) 8221-0601 (IRX/ITX) : item 5.0	TXu000200889

NCR Corporation	TW6 V01Q0 firmware flexible disk.	TXu000206893

NCR Corporation	CW D004-008-1000 IMOS V issue 03.00.03 operating system.	TXu000209729

NCR Corporation	CW D004-008-1000 IMOS V issue 03.00.03 utilities.	TXu000209730

NCR Corporation	CW 8060-1207 IMOS V issue 03.00.03 Cobol.	TXu000209736

NCR Corporation	G1C1-0701 IIBS documentary letters of credit.	TXu000211126

NCR Corporation	G1C1-0101 IIBS general ledger.	TXu000212003

NCR Corporation	Programmable ATM system (PAS), AIP-DNVISD0200-00 : release 2.00.00.	TXu000212009

NCR Corporation	BCO-VITA 60300 VITA 3.0 (CYBER 176)	TXu000215119

NCR Corporation	BCO-VITA 80300 VITA 3.0 (NCR 8585)	TXu000215120

NCR Corporation	DBS/IRX 2.02.01.	TXu000222747

NCR Corporation	ITX DBS 1.01.01.	TXu000223811

NCR Corporation	TOJO-0604 MRA/DRG medical records abstracting and diagnosis related group system, rel. 1.00.	TXu000226645

NCR Corporation	TOBO-0209 (IMOS), TOBO-0109 (IRX), status III general ledger : rel. 2.0.	TXu000226646

NCR Corporation	G5B8-0101 ITX SNA/RJE.	TXu000226743

NCR Corporation	D002-0015 VRX network description language processor, V11 base, V11 plus 1 release.	TXu000233785

NCR Corporation	D002-0001 VRX operating system, V11 base, V11 plus 1 release.	TXu000234741

NCR Corporation	D002-0099 VRX IVS interactive basic interpreter.	TXu000234742

NCR Corporation	D002-0024 VRX Basic compiler.	TXu000234937

NCR Corporation	MV VS8 V01Q0 firmware flexible disk.	TXu000235281

NCR Corporation	CW D004-0008-1000 IMOS V : issue 04.00.01 operating system.	TXu000236075

NCR Corporation	CW D004-0008-1000 IMOS V : issue 04.00.01 utilities.	TXu000236076

NCR Corporation	CW 8060-1207 IMOS V : issue 04.00.01 Cobol.	TXu000236077

NCR Corporation	CW D004-0011 IMOS V : issue 04.00.01 remote batch system.	TXu000236078

NCR Corporation	TOBO-0304 IGAS general ledger : rel. 1.00.	TXu000238565

NCR Corporation	SPECS (system problem/enhancement control system) course no. 2 : on-line history review.	TXu000250010

NCR Corporation	MV VS2 V07Q0 firmware flexible disk.	TXu000250292

NCR Corporation	SPECS (system problem/enhancement control system) : course no. 3, TTY (teletype) call review.	TXu000251355

Registered Owner	Title	Registration No.
NCR Corporation	SPECS (system problem/enhancement control system : course no. 4, Message services.	TXu000251622

NCR Corporation	SPECS (system problem/enhancement control system) : course no. 5, TTY (teletype) : call review, rel. 2.	TXu000252647

NCR Corporation	SPECS (system problem/enhancement control system) : course no. 6.	TXu000253686

NCR Corporation	1810 airline application development tools.	TXu000253957

NCR Corporation	CE2ANTO.	TXu000255467

NCR Corporation	DOCNCC.	TXu000255468

NCR Corporation	TOBO-0303 IGAS accounts payable, rel. 1.00.	TXu000255472

NCR Corporation	Network control program (NCP 3.0)	TXu000255712

NCR Corporation	QSM VO3QO service master disk.	TXu000255912

NCR Corporation	NCP packet switching interface (NPSI)	TXu000256191

NCR Corporation	BCO-VITA 70320 VITA 3.0 (VAX 11/780)	TXu000256581

NCR Corporation	D002-0003 VRX Cobol 74 compiler.	TXu000259249

NCR Corporation	D600-0001 ITX operating system, rel. 2.0.	TXu000259415

NCR Corporation	Comten language support system CLSS1 release 2.	TXu000260176

NCR Corporation	SPECS (system problem/enhancement control system) : course no. 1, event processing.	TXu000261903

NCR Corporation	[Comten language support system CLSS1 : release 3]	TXu000262248

NCR Corporation	Network terminal option NT02 release 2E.	TXu000265581

NCR Corporation	ITX DBS 2.00.04.	TXu000271619

NCR Corporation	D600-0001 ITX operating system, rel. 2.01.	TXu000278671

NCR Comten, Inc.	ACF/NCP3 : Advanced communications function/network control program 3 : release 1.0, system programmer reference.	TXu000280396

NCR Corporation	TOBO-0301, IGAS payroll, rel. 1.00 / author, N C R Corporation.	TXu000287090

NCR Corporation	TOHO-0107 (IMOS V), TOHO-0207 (IRX), ALPHA LOOKUP, rel. 1.0.	TXu000290180

NCR Corporation	T-serve.	TXu000295772

NCR Corporation	TOLO-0301 interactive financial management system : rel. 1.00.	TXu000298003

NCR Corporation	D002-0041 VRX interactive utilities, V11 base, V11 plus 1 release.	TXu000309437

NCR Corporation	D002-0027 VRX system performance measurement, V11 base, V11 plus 1 release.	TXu000309438

NCR Corporation	TOEO-0202, mini-VIPS online, fine sort, rel. 2.00.	TXu000311516

NCR Corporation	D002-0099, IVS basic 30.	TXu000311794

NCR Corporation	G2C3-0014-00SC, 7770-3101 station reformat.	TXu000312669

NCR Corporation	D002-0043 VRX interactive debug system, V11 plus 1 release.	TXu000313021

NCR Corporation	D002-0080, RBS net—small to medium upgrade, V11 plus 1 rel.	TXu000313022

NCR Corporation	D002-0078, RBS net—medium, V11 plus 1 rel.	TXu000313023

NCR Corporation	D002-0077, RBS net—small, V11 plus 1 rel.	TXu000313024

NCR Corporation	D002-0077, RBS net—large, V11 plus 1 rel.	TXu000313025

NCR Corporation	G100-0039 333 cell library.	TXu000313671

NCR Corporation	D002-0096, software remote analysis, VII plus 1 rel.	TXu000314168

NCR Corporation	D002-0082, NCS-TC/VRX-TAM conversion tool, VII plus 1 rel.	TXu000314169

NCR Corporation	D002-0081, RBS NET—medium to large upgrade, VII plus 1 rel.	TXu000314170

NCR Corporation	D002-0097, extended user profile activity, VII plus 1 rel.	TXu000314171

NCR Corporation	D300-0002, criterion diagnostics, VII plus 1 rel.	TXu000314172

NCR Corporation	D002-0084, spool file access, VII plus 1 rel.	TXu000314173

NCR Corporation	G2C3-0013-OOSC, 7770-3400 reformat (TOWER) : release 1.00.00.	TXu000316903

NCR Comten, Inc.	X.25-1 X.25 interface to packet switched data networks 1 : release 6E : analyst reference manual.	TXu000321888

NCR Comten, Inc.	NT02 network terminal option 2 : release 1/1E : analyst reference manual.	TXu000321889

NCR Corporation	D002-0057 IVS nucleus, V11 plus 1 rel.	TXu000323364

Registered Owner	Title	Registration No.
NCR Corporation	D002-0059 IVS nucleus (12 users) V11 plus 1 rel.	TXu000323365

NCR Corporation	D002-0060 IVS nucleus (16 users) V11 plus 1 rel.	TXu000323366

NCR Comten, Inc.	NT01 network terminal option 1, product programmer reference.	TXu000323541

NCR Comten, Inc.	ACF/NCP V4.0 advanced communications function/network control program version 4.0 : analyst reference manual.	TXu000324865

NCR Comten, Inc.	ACF/NCP V2 advanced communications function/network control program, version 2, release 1E : analyst reference manual.	TXu000324869

NCR Corporation	AJA-DINTVD100-00 IPAS application system.	TXu000325009

NCR Corporation	BCO-VITA 70400 VITA 4.0 (VAX 11/780).	TXu000325842

NCR Comten, Inc.	ACF/NCP2 : release 1.0 : operator summary book.	TXu000325963

NCR Comten, Inc.	ACF/NCP3 : release 1.0 : operator summary book.	TXu000325964

NCR Corporation	D002-0067 IVS nucleus (44 users), V11 plus 1 rel.	TXu000325985

NCR Comten, Inc.	NTO1 : Network terminal option 1 : release 1.0 : product programmer reference.	TXu000327366

NCR Corporation	AJA-DIPASD0100-00 interactive programmable application system, tools.	TXu000328168

NCR Corporation	D002-0065 IVS nucleus (36 users), VII PLUS : 1 rel.	TXu000329693

NCR Corporation	D300-0002 VRX criterion diagnostics, V11 plus 1 (addendum)	TXu000330156

NCR Corporation	D002-0081 VRX RBS NET medium to large upgrade, V11 plus 1 (addendum)	TXu000330239

NCR Corporation	D002-0079 VRX RBS NET large, V11 plus 1 (addendum)	TXu000330240

NCR Corporation	D002-0077 VRX RBS NET small, V11 plus 1 (addendum)	TXu000330241

NCR Corporation	D002-0078 VRX RBS NET medium, V11 plus 1 (addendum)	TXu000330242

NCR Corporation	D002-0080 VRX RBS NET small to medium upgrade, V11 plus 1 (addendum)	TXu000330243

NCR Corporation	TOEO-0200, mini-vips MICR entry, rel. 2.00.	TXu000330256

NCR Corporation	D002-0057 VRX IVS nucleus : V11 plus 2.	TXu000330818

NCR Corporation	D002-0084 VRX spool file access.	TXu000330819

NCR Corporation	D002-0122 6480 LPS utility package : V11 plus 2.	TXu000331507

NCR Corporation	TOBO-0302 IGAS accounts receivable : rel. 1.00.	TXu000332496

NCR Corporation	VRX NCRL 28.	TXu000332680

NCR Corporation	D002-0110 VRX telecommunications—Kanji, VII plus 2.	TXu000332829

NCR Corporation	D002-0112 VRX note—Kanji, VII plus 2.	TXu000332831

NCR Corporation	D002-0115 VRX SNA PU TYPE 2 base, V11 plus 2.	TXu000332835

NCR Corporation	G100-0396, 7052/stores application editor.	TXu000332850

NCR Corporation	TOJO-0601 IHIS with detail, TOJO-0602 IHIS without detail, and TOJO-0603 admit form : rel. 1.00.	TXu000332859

NCR Corporation	TOBO-0212 (IMOS) TOBO-0112 (IRX) status III financial report writer : rel. 1.0.	TXu000332860

NCR Corporation	ChoiceMaker.	TXu000332982

NCR Comten, Inc.	ACF/NCP3 advanced communications function/network control program 3 : releases 1 and 1E, analyst reference manual.	TXu000334983

NCR Comten, Inc.	NTO2 network terminal option 2 : release 2E, analyst reference manual.	TXu000334984

NCR Comten, Inc.	NTO3 network terminal option 3 : release 1E, analyst reference manual.	TXu000334985

NCR Comten, Inc.	ACF/NCP3 advanced communications function/network control program 3 : release 2E, analyst reference manual.	TXu000334986

NCR Corporation	UTAK starcom software, rel. 02.01.	TXu000335353

NCR Corporation	D002-0001 VRX operating system, V11 plus 2.	TXu000335362

NCR Comten, Inc.	ACF/NCP V2 advanced communications function/network control program, version 2, release 1E operator reference.	TXu000335641

NCR Comten, Inc.	ACF/NCP3, advanced communcations function/network control program 3, release 2E operator reference.	TXu000335753

NCR Comten, Inc.	CLSS1, Comten language support system 1 : release 1.0 : user guide.	TXu000336303

Registered Owner	Title	Registration No.
NCR Comten, Inc.	CLSS1, Comten language support system 1 : release 3.0 : user guide.	TXu000336304

NCR Corporation	D600-0001 ITX operating system, rel. 2.02.	TXu000336538

NCR Corporation	2020, 223-68100-300, 223-68101-301, release 1.2, 2.2.	TXu000336940

NCR Comten, Inc.	ACF/NCP3 : Advanced communications function/network control program 3, release 1.0 : operator reference.	TXu000338198

NCR Comten, Inc.	ACF/NCP3 advanced communications function/network control program 3 : release 1E, operator reference.	TXu000338300

NCR Comten, Inc.	ACF/NCP2 advanced communications function/network control program 2 : release 1.0, operator reference.	TXu000338301

NCR Comten, Inc.	ACF/NCP2.1 advanced communications function/network control program 2.1 : release 1.0, operator reference.	TXu000338302

NCR Comten, Inc.	ACF/NCP V2 advanced communications function/network control program version 2 : product generation.	TXu000338341

NCR Corporation	D900-1043 SW, NCRCOMM.	TXu000338650

NCR Comten, Inc.	X.25-1, X.25 interface to packet switched data networks 1, release 5E/6E : product programmer reference.	TXu000339090

NCR Comten, Inc.	X.25-1, X.25 interface to packet switched data networks 1, release 5E/6E : product programmer reference.	TXu000339091

NCR Comten, Inc.	NTO2, network terminal option 2, releases 1.0 and 1E : program logic.	TXu000339092

NCR Comten, Inc.	NTO2, network terminal option 2, release 2E : product generation.	TXu000339093

NCR Comten, Inc.	X.25-1, X.25 interface to packet switched data networks 1, release 6E : operator reference.	TXu000339094

NCR Comten, Inc.	X.25-1, X.25 interface to packet switched data networks 1, release 6E : operator reference.	TXu000339095

NCR Comten, Inc.	NTO1, network terminal option 1, release 1.0 : product programmer reference.	TXu000339096

NCR Comten, Inc.	NTO1, network terminal option 1, release 1.0 : program logic.	TXu000339097

NCR Comten, Inc.	NTO3, network terminal option 3, release 1E : product generation.	TXu000339098

NCR Comten, Inc.	NCP, network control program : 3600 system control software, release 62.0 : program logic.	TXu000339099

NCR Comten, Inc.	ACF/NCP3, advanced communications function network control program 3, release 1E : system programmer reference.	TXu000339100

NCR Comten, Inc.	ACF/NCP3, advanced communications function network control program 3, release 1.0 : system programmer reference.	TXu000339101

NCR Comten, Inc.	ACF/NCP V4.0, advanced communications function network control program, version 4.0 : operator reference.	TXu000339102

NCR Comten, Inc.	ACF/NCP3 advanced communications function/network control program 3 : system programmer reference.	TXu000339103

NCR Comten, Inc.	ACF/NCP3 advanced communications function/network control program 3 : program logic.	TXu000339104

NCR Comten, Inc.	ACF/NCP2.1 advanced communications function/network control program 2.1 : program logic.	TXu000339105

NCR Comten, Inc.	ACF/NCP3 advanced communications function/network control program 3 : operator reference.	TXu000339106

NCR Comten, Inc.	ACF/NCP2.1 advanced communications function/network control program 2.1 : program logic.	TXu000339107

NCR Corporation	NCR interactv-2.	TXu000341082

NCR Comten, Inc.	CLSS1, Comten language support system 1, release 2.0 : user guide.	TXu000343183

NCR Corporation	[NCR/Mednet nursing care system 2.0.0]	TXu000343994

NCR Corporation	D002-0058 IVS nucleus (8 users), V11 plus 1 rel.	TXu000344319

NCR Corporation	D002-0066 IVS nucleus (40 users), V11 plus 1 rel.	TXu000344320

NCR Corporation	D002-0062 IVS nucleus (24 users), V11 plus 1 rel.	TXu000344321

NCR Corporation	D002-0061 IVS nucleus (20 users), V11 plus 1 rel.	TXu000344322

Registered Owner	Title	Registration No.
NCR Corporation	D002-0063 IVS nucleus (28 users), V11 plus 1 rel.	TXu000344323

NCR Corporation	D002-0042 N C R on-line text editors, V11 plus 1 release.	TXu000344324

NCR Corporation	D002-0064 IVS nucleus (32 users), V11 plus 1 rel.	TXu000344325

NCR Corporation	D002-0068 IVS nucleus (45+ users), V11 plus 1 rel.	TXu000344326

NCR Comten, Inc.	PEP, partitioned emulation processing : system programmer reference.	TXu000344770

NCR Comten, Inc.	PEP, partitioned emulation processing : operator reference.	TXu000344771

NCR Comten, Inc.	ACF/NCP2.1, advanced communications function/network control program 2.1 : system programmer reference.	TXu000344772

NCR Comten, Inc.	X.25-1, X.25 interface to public data networks 1 : product programmer reference.	TXu000344773

NCR Corporation	Crime record information system (CRIMS) single and multiple jurisdiction, rel. 1.00.	TXu000347104

NCR Comten, Inc.	X.25-1, X.25 interface to public data networks 1, release 4.0, operator reference.	TXu000353960

NCR Comten, Inc.	NT02 network terminal option 2, release 1.0, product programmer reference.	TXu000353961

NCR Comten, Inc.	CLSS1 Comten language support system 1, release 2.0 : user guide.	TXu000353962

NCR Comten, Inc.	ACF/NCP V4.0 advanced communications function/network control program, version 4.0, product generation.	TXu000353963

NCR Comten, Inc.	ACF/NCP3 advanced communications function/network control program 3, release 2E, product generation.	TXu000353964

NCR Corporation	ACF/NCP V5.2.	TXu000472596

NCR Corporation	ClSS1 R3.	TXu000472597

NCR Corporation	ACF/NCP V4.2.	TXu000483706

NCR Corporation	X.25-1 R6E.	TXu000483707

NCR Corporation	NTO2 R2E.	TXu000483708

NCR Corporation	ACF/NCP V4.0.	TXu000483709

NCR Corporation	CLSS1 R4.	TXu000483710

NCR Corporation	ACF/NCP V5.1.	TXu000483713

NCR Corporation	NTOE R1E.	TXu000490222

NCR Corporation	ASCII2BIG(BUFF,BINT)	TXu000506111

NCR Corporation	G10001953—tower-check II sorts.	TXu000506113

NCR Corporation	G100-1951 tower-check II reject reentry and balancing (RR&B)	TXu000506799

NCR Corporation	G100-1950 tower-check II capture.	TXu000507288

NCR Corporation	NCR 9800 operating system training course.	TXu000507671

NCR Corporation	G100-1952 tower-check II cash letter / author, USDPG/IPSD.	TXu000508271

NCR Corporation	G100-1702 tower-check reformat to host.	TXu000508970

NCR Corporation	G100-CK3K check 3000 release.	TXu000508979

NCR Corporation	G100-1704 tower-check reject reentry and balancing.	TXu000508980

NCR Corporation	G100-1703 tower-check reformat.	TXu000509422

NCR Corporation	G100-1705 tower-check cash letter, 32/600.	TXu000512165

NCR Corporation	VS8 V04Q0 firmware disk.	TXu000512168

NCR Corporation	VS6 V06Q0 firmware disk.	TXu000512169

NCR Corporation	G2P9-0068 7000/ACS 1 base application release 01.50.01.	TXu000512313

NCR Corporation	5036 product translation system.	TXu000519068

NCR Corporation	ACF/NCP v5.3 : Advanced communications function/network control program.	TXu000556189

NCR Corporation	NCR video bios.	TXu000597044

NCR Corporation	Top end : release 2.05.	TXu000842966

NCR Corporation	A006-0060-0000, A006-0061-0000, A006-1063-0000, A006-1064-0000 NCR direct connect plus (NDC+)	TXu000957866

NCR Corporation	APTRA XFS software.	TXu001008350

NCR Corporation	[WiseIP diagnostics software : G625-0021]	TXu001065666

Registered Owner	Title	Registration No.
NCR Corporation	Startup.c.	TXu001130892

NCR Corporation	NCR 56XX/personas automated teller machines.	TXu001166298

NCR Corporation	G522-0099 7780 FE diagnostics.	TXu001209271

Radiant Systems, Inc.[16]	Software for mapping display of Thai characters on hand-held scanners.	TX0004633891

Radiant Systems, Inc.	TransMan32.	TX0005783914

Radiant Systems, Inc.	API-server systems.	TX0005783915

Radiant Systems, Inc.	WinPOS box office and concession POS.	TX0005783916

Radiant Systems, Inc.	Teleticketing IVR.	TX0005783917

Radiant Systems, Inc.	HVACMan.	TX0005783918

Radiant Systems, Inc.	OfficeMan.	TX0005783919

Radiant Systems, Inc.	E Kiosk.	TX0005783920

Radiant Systems, Inc.	Aloha Table Service Software (v6.4.28)	TX0007738084

Radiant Systems, Inc.	Aloha Table Service (v6.4) Manager Guide.	TX0007738201

Radiant Systems, Inc.	Software for mapping display of Thai characters on computer screens.	TXu000878333

Radiant Systems, Inc.	Lighthouse : version 4.2.	TXu000955670

NCR Corporation	I.C. semiconductor chip pin-plot	VAu000004819

NCR Corporation	I.C. semiconductor chip pen plot.	VAu000006739

NCR Corporation	I.C. semiconductor chip pen plot (MED-80 keyboard display chip, P/N 006-1022170)	VAu000009383

NCR Corporation	I.C. semiconductor chip pen plot (MED-80 WAROM, 2048x8, NO I/O ports P/N 006-1022028)	VAu000009384

NCR Corporation	I.C. semiconductor chip pen plot (UPC frame control LSI, P/N 006- 1002920)	VAu000009385

NCR Corporation	256K CMOS ROM.	MW0000000142

NCR Corporation	Archive.	MW0000001589

NCR Corporation	Arkansas.	MW0000001590

NCR Corporation	California.	MW0000001591

NCR Corporation	Chip 006-1062783.	MW0000001376

NCR Corporation	Communication controller MOS LSI chip.	MW0000000962

NCR Corporation	El Paso.	MW0000000581

NCR Corporation	Fort Collins.	MW0000002232

NCR Corporation	GAPP.	MW0000001592

NCR Corporation	NCR/32-020 extended arithmetic chip (EAC)	MW0000001584

NCR Corporation	NCR 5380 SCSI interface chip.	MW0000001377

NCR Corporation	NCR 5385E SCSI protocol controller.	MW0000001378

NCR Corporation	NCR 7250 CRT controller.	MW0000000580

[16]	All items listed as record-owned by Radiant Systems Inc. on this Schedule 7(C) are beneficially owned by NCR Corporation.

Registered Owner	Title	Registration No.
NCR Corporation	NCR45CM16 single port multiplier.	MW0000000538

NCR Corporation	Oshkosh.	MW0000000579

NCR Corporation	Oxford.	MW0000000578

NCR Corporation	Rochester.	MW0000000539

NCR Corporation	South Dakota.	MW0000002233

NCR Corporation	Tennessee.	MW0000002231

NCR Corporation	Texas.	MW0000002230

NCR Corporation	Urbana.	MW0000000577

NCR Corporation	Standard cell library test chip, WO27-71.	MW0000001996

NCR Corporation	Bit serial multiplier 74HCT784.	MW0000002716

NCR Corporation	Marie Curie DRAM controller.	MW0000002765

NCR Corporation	NCR 53C80 SCSI chip.	MW0000002766

NCR Corporation	NCR4SCF8 FIR filter chip.	MW0000003011

NCR Corporation	Quad bit serial multiplier 74HCT784X4.	MW0000003019

NCR Corporation	Smart switch IC.	MW0000003048

NCR Corporation	85C20 error correcting code.	MW0000003562

NCR Corporation	Champ JWA5.	MW0000003914

NCR Corporation	CMAC JWA4.	MW0000003881

NCR Corporation	DIF JWA2.	MW0000003845

NCR Corporation	GENOA-CGMA2D.	MW0000004162

NCR Corporation	Miscana.	MW0000003613

NCR Corporation	OPIREF.	MW0000003704

NCR Corporation	SDC JWA1.	MW0000003561

NCR Corporation	NAPA.	MW0000004330

NCR Corporation	NCR 53C90.	MW0000004543

NCR Corporation	Base set for high density gate array.	MW0000006029

NCR Corporation	NCR 92C03.	MW0000007960

NCR Corporation	NCR 92C105.	MW0000007959

NCR Corporation	NCR 92C110.	MW0000007961

Radiant Systems, Inc.	Image 9745.	VA0001876548

NCR Corporation	10 commandments of selling. By John McGregor Wilson.	RE0000124207

NCR Corporation	Aptitude test E 50 for electronic data processing programmers. By the National Cash Register Company.	RE0000259456

NCR Corporation	Aptitude test E 51 for electronic data processing programmers. By the National Cash Register Company.	RE0000259455

NCR Corporation	Aptitude test E 51 (revised) for electronic data processing programmers. By the National Cash Register Company.	RE0000259454

NCR Corporation	Art of listening. By John McGregor Wilson.	RE0000124205

NCR Corporation	Bank terminology.	RE0000124203

NCR Corporation	Credits and collections.	RE0000124204

NCR Corporation	Discretion wears the cloak of silence. By John McGregor Wilson.	RE0000124202

NCR Corporation	Fear. By John McGregor Wilson, Jr.	RE0000089395

NCR Corporation	How to generate self-motivation. By John McGregor Wilson.	RE0000124206

NCR Corporation	Introduction to Teradata : version 1.1 : student guide.	TX0006057027

NCR Corporation	Magic wheel. By Jerry Fairbanks, Inc.	RE0000089393

NCR Corporation	Mechanical explanation book on class 2000 bank posting machine, size AK-2188 (63-UP)	RE0000033537

NCR Corporation	Mechanical instruction book for model II-EN adding machine (automatic credit balance)	RE0000033542

NCR Corporation	MediKiosk Software.	TXu001619149

NCR Corporation	National accounting machine, class 31, features-functions and mechanical explanation.	RE0000033536

Registered Owner	Title	Registration No.
NCR Corporation	National accounting machine, class 31, features-functions and mechanical explanation. Vol. 2, supplements.	RE0000033543

NCR Corporation	Open systems interconnection—an overview / produced by N C R Audio Visual Production & Services for Omnicom, Inc.	PA0000333549

NCR Corporation	Open systems interconnection / produced by N C R Audio Visual Production & Services for Omnicom, Inc.	PA0000333572

NCR Corporation	Overseas C. R. D. sales training course, chapter XXV, retail accounting, part I.	RE0000033538

NCR Corporation	Overseas C. R. D. sales training course, chapter XXV, retail accounting, part II.	RE0000033539

NCR Corporation	Overseas C. R. D. sales training course, chapter XXV, retail accounting, part III.	RE0000033540

NCR Corporation	Overseas C. R. D. sales training course, chapter XXV, retail accounting, part IV.	RE0000033541

NCR Corporation	Study of machine accounting methods. By The National Cash Register Company.	RE0000089394

Digital Insight Corporation	Finance works	TX6899284[17]

NCR CORPORATION	Aloha QUICK SERVICE SOFTWARE (v. 14.2)	TX0008164622

II. Exclusive Copyright Licenses (where a Loan Party is a licensee)

None.

[17]	The Company shall use its commercially reasonable efforts to file a release with respect to the security interests held by Jefferies Finance, LLC dated 8/1/2013 and recorded at V3631D647 P1-5 and V3631D646 P1-5, respectively, within a reasonable amount of time after the Effective Date.

Schedule VII to the

Collateral Agreement

COMMERCIAL TORT CLAIMS

The following patent lawsuit brought by NCR Corporation:

NCR Corporation v. Documotion Research, Inc., Civil Action No. 1:14-cv-00395; action under the patent laws of the United States for infringement of U.S. Patent Nos. 7,588,811; 7,820,264; 8,537,184; & 8,711,190.18

[18]	Subject to Master Acquisition Agreement dated as of January 6, 2016, by and among the Company, Receiptco LLC and Receiptco (UK), Ltd., and the Intellectual Property Agreement dated as of January 6, 2016, by and between the Company and Receiptco LLC.

Schedule VIII to the

Collateral Agreement

LOCATIONS FOR CHATTEL PAPER AND RECORDS

Physical Locations

3097 Satellite Boulevard

Duluth, GA 30096

3095 Satellite Boulevard

Duluth, GA 30096

Additional (hard copy and backup tape) backup services provided by:

Recall Corporation

One Recall Center

180 Technology Parkway

Norcross, GA 30092

Electronic Storage

Business Operations Center (BOC)

Electronic Order Jacket (EOJ)

Web Ordering Tool (WOT)

Invoice Engine

Maintained from offices at:

3095 Satellite Boulevard

Duluth, GA 30096

Legal Electronic Contract Management System (ECMS)

Maintained from offices at:

3097 Satellite Boulevard

Duluth, GA 30096

Additional electronic storage provided by:

Datamatics Global Services Limited

Exhibit I to the

Collateral Agreement

SUPPLEMENT NO.             dated as of [    ] (this “Supplement”), to the Amended and Restated Guarantee and Collateral Agreement, dated as of August 22, 2011, as amended and restated as of January 6, 2014, as further amended and restated as of March 31, 2016 (the “Collateral Agreement”), among NCR CORPORATION, a Maryland corporation (the “Company”), the Foreign Borrowers from time to time party thereto, the Subsidiary Loan Parties from time to time party thereto and JPMORGAN CHASE BANK, N.A., a national banking association (“JPMCB”), as Administrative Agent (in such capacity, the “Administrative Agent”).

A. Reference is made to the Credit Agreement dated as of August 22, 2011, as amended and restated as of July 25, 2013, as further amended and restated as of March 31, 2016 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Company, the Foreign Borrowers from time to time party thereto, the lenders from time to time party thereto and JPMCB, as Administrative Agent.

B. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement and the Collateral Agreement.

C. The Grantors have entered into the Collateral Agreement in order to induce the Lenders to make Loans and the Issuing Banks to issue Letters of Credit. Section 8.13 of the Collateral Agreement provides that additional Subsidiaries of the Company may become Subsidiary Loan Parties under the Collateral Agreement by execution and delivery of an instrument in the form of this Supplement. The undersigned (the “New Subsidiary”) is executing this Supplement in accordance with the requirements of the Credit Agreement to become a Subsidiary Loan Party under the Collateral Agreement in order to induce the Lenders to make additional Loans and the Issuing Bank to issue additional Letters of Credit and as consideration for Loans previously made and Letters of Credit previously issued.

Accordingly, the Administrative Agent and the New Subsidiary agree as follows:

SECTION 1. In accordance with Section 8.13 of the Collateral Agreement, the New Subsidiary by its signature below becomes a Subsidiary Loan Party, Grantor and Guarantor under the Collateral Agreement with the same force and effect as if originally named therein as a Subsidiary Loan Party, Grantor and Guarantor and the New Subsidiary hereby (a) agrees to all the terms and provisions of the Collateral Agreement applicable to it as a Subsidiary Loan Party, Grantor and Guarantor thereunder and (b) represents and warrants that the representations and warranties made by it as a Grantor and Guarantor thereunder are true and correct on and as of the date hereof. In furtherance of the foregoing, the New Subsidiary, as security for the payment and performance, as the case may be, in full of the Obligations, and subject to the last sentence of Section 4.01(a) of the Collateral Agreement, does hereby create and grant to the Administrative Agent, its successors and assigns, for the benefit of the Secured Parties a security interest in all right, title and interest in and to the Collateral now owned or hereafter acquired by the New Subsidiary. Each reference to a “Guarantor” or “Grantor” in the Collateral Agreement shall be deemed to include the New Subsidiary. The Collateral Agreement is hereby incorporated herein by reference.

SECTION 2. The New Subsidiary represents and warrants to the Administrative Agent and the other Secured Parties that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms. The New Subsidiary hereby irrevocably authorizes the Administrative Agent (or its designee) at any time and from time to time to file in any relevant jurisdiction any financing statements (including fixture filings) with respect to the Article 9 Collateral or any part thereof and amendments thereto that (i) indicate the Collateral as “all assets, whether now owned or hereafter acquired” of the New Subsidiary or words of similar effect or of a lesser scope or with greater detail and (ii) contain the information required by Article 9 of the Uniform Commercial Code of each applicable jurisdiction for the filing of any financing statement or amendment, including (A) whether the New Subsidiary is an organization, the type of organization and any organizational identification number issued to the New Subsidiary and (B) in the case of a financing statement filed as a fixture filing or covering Article 9 Collateral constituting minerals or the like to be extracted or timber to be cut, a sufficient description of the real property to which such Article 9 Collateral relates. The New Subsidiary agrees to provide the information required for any such filing to the Administrative Agent promptly upon request. The Administrative Agent (or its designee) is further authorized by the New Subsidiary to file with the United States Patent and Trademark Office or the United States Copyright Office (or any successor office or any similar office in any other country) such documents as may be necessary or advisable for the purpose of perfecting, confirming, continuing, enforcing or protecting the Security Interest granted by the New Subsidiary, without the signature of the New Subsidiary, and naming the New Subsidiary as debtor and the Administrative Agent as secured party; provided that notwithstanding anything to the contrary in any of the Loan Documents, the New Subsidiary shall not have any obligation to perfect any Security Interest or lien, or record any notice thereof, in any Article 9 Collateral consisting of Intellectual Property in any jurisdiction other than the United States.

SECTION 3. This Supplement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Supplement shall become effective when the Administrative Agent shall have received a counterpart of this Supplement that bears the signature of the New Subsidiary and the Administrative Agent has executed a counterpart hereof. Delivery of an executed signature page to this Supplement by facsimile or other electronic imaging shall be effective as delivery of a manually signed counterpart of this Supplement.

2

SECTION 4. The New Subsidiary hereby represents and warrants that (a) set forth on Schedule I attached hereto is a schedule with the true and correct legal name of the New Subsidiary, its jurisdiction of formation and the location of its chief executive office, (b) set forth on Schedule II attached hereto is a true and correct schedule of all the Pledged Equity Interests of the New Subsidiary, (c) set forth on Schedule III attached hereto is a true and correct schedule of all the Pledged Debt Securities owned by such New Subsidiary, (d) set forth on Schedule IV attached hereto is a true and complete list (in all material respects) of (i) all Patents that have been granted by the United States Patent and Trademark Office and for which published United States applications are pending, (ii) all Copyrights that have been registered with the United States Copyright Office, (iii) all Trademarks that have been registered with the United States Patent and Trademark Office and for which United States registration applications are pending and (iv) all exclusive Copyright Licenses under which such Grantor is a licensee and that, in the case of clauses (i), (ii) and (iii) are owned by the New Subsidiary, in each case truly and completely specifying the name of the registered owner, title or mark, registration or application number, and (except with respect to Copyrights) registration date (if already registered) or application date and, with respect to any exclusive Licenses, the licensee, the licensor and date of license agreement and (e) set forth on Schedule V attached hereto is a true and correct schedule of each Commercial Tort Claim that is not an Excluded Asset, including a summary description of such claim.

SECTION 5. Except as expressly supplemented hereby, the Collateral Agreement shall remain in full force and effect.

SECTION 6. THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 7. In case any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and in the Collateral Agreement shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 8. All communications and notices hereunder shall be in writing and given as provided in Section 8.01 of the Collateral Agreement.

IN WITNESS WHEREOF, the New Subsidiary and the Administrative Agent have duly executed this Supplement to the Collateral Agreement as of the day and year first above written.

[NAME OF NEW SUBSIDIARY],

3

by
Name:
Title:

JPMORGAN CHASE BANK, N.A., as Administrative Agent

by
Name:
Title:

4

Schedule I

to Supplement No.     to the

Collateral Agreement

NEW SUBSIDIARY INFORMATION

Name	Jurisdiction of Formation	Chief Executive Office

Schedule II

to Supplement No.     to the

Collateral Agreement

PLEDGED EQUITY INTERESTS

Issuer	Number of Certificate	Registered Owner	Number and Class of Equity Interests	Percentage of Equity Interests

Schedule III

to Supplement No.     to the

Collateral Agreement

PLEDGED DEBT SECURITIES

Issuer	Principal Amount	Date of Note	Maturity Date

Schedule IV

to Supplement No.     to the

Collateral Agreement

INTELLECTUAL PROPERTY

Schedule V

to Supplement No.     to the

Collateral Agreement

COMMERCIAL TORT CLAIMS

Exhibit II-A to the

Collateral Agreement

[FORM OF] PATENT SECURITY AGREEMENT dated as of [            ], 20[     ] (this “Agreement”), among NCR CORPORATION, a Maryland corporation (the “Company”), each subsidiary of the Company party hereto and JPMorgan Chase Bank, N.A. (“JPMCB”), as Administrative Agent.

Reference is made to (a) the Credit Agreement dated as of August 22, 2011, as amended and restated as of July 25, 2013, as further amended and restated as of March 31, 2016 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Company, the Foreign Borrowers from time to time party thereto, the lenders from time to time party thereto and JPMCB, as Administrative Agent and (b) the Amended and Restated Guarantee and Collateral Agreement dated as of August 11, 2011, as amended and restated as of January 6, 2014, as further amended and restated as of March 31, 2016 (as amended, supplemented or otherwise modified from time to time, the “Collateral Agreement”), among the Company, the Foreign Borrowers party thereto, the subsidiaries of the Company from time to time party thereto and JPMCB, as Administrative Agent. The Lenders and the Issuing Banks have agreed to extend credit to the Company subject to the terms and conditions set forth in the Credit Agreement. The obligations of the Lenders and the Issuing Banks to extend such credit are conditioned upon, among other things, the execution and delivery of this Agreement. The subsidiaries of the Company party hereto (other than the Company) are Affiliates of the Company, have derived and will derive substantial benefits from the extension of credit to the Company pursuant to the Credit Agreement and are willing to execute and deliver this Agreement in order to induce the Lenders and the Issuing Banks to extend such credit. Accordingly, the parties hereto agree as follows:

SECTION 1. Terms. Each capitalized term used but not otherwise defined herein shall have the meaning specified in the Credit Agreement or the Collateral Agreement, as applicable. The rules of construction specified in Section 1.03 of the Credit Agreement also apply to this Agreement, mutatis mutandis.

SECTION 2. Grant of Security Interest. As security for the payment or performance, as the case may be, in full of the Obligations, each Grantor hereby (1) reaffirms the security interest granted pursuant to Section 4.01 of the Existing Guarantee and Collateral Agreement and (2) grants to the Administrative Agent, its successors and assigns, for the benefit of the Secured Parties, a security interest in all right, title and interest in, to and under any and all of the following assets now owned or at any time hereafter acquired by such Grantor or in, to or under which such Grantor now has or at any time hereafter may acquire any right, title or interest (collectively, the “Patent Collateral”):

(a) all letters patent of the United States of America or the equivalent thereof in any other country, all registrations and recordings thereof and all applications for letters patent of the United States of America or the equivalent thereof in any other country or any political subdivision thereof, including registrations, recordings and pending applications in the United States Patent and Trademark Office or any similar offices in any other country or any political subdivision thereof, including any of the foregoing listed on Schedule I, and (b) all reissues, continuations, divisionals, continuations-in-part, reexaminations, supplemental examinations, inter partes reviews, renewals, adjustments or extensions thereof, and the inventions disclosed or claimed therein, including the right to make, have made, use, sell offer to sell, import or export the inventions disclosed or claimed therein. Notwithstanding anything herein to the contrary, if any Grantor and the Administrative Agent shall agree that any asset included in the “Patent Collateral” is an Excluded Asset, the security interest granted under this Section 2 shall thereafter not attach to, and the term “Patent Collateral” shall not include, such Excluded Asset; provided that the security interest shall immediately attach to, and the Patent Collateral shall immediately include, any such asset (or portion thereof) upon such asset (or such portion) ceasing to be an Excluded Asset.

SECTION 3. Collateral Agreement. The security interests granted to the Administrative Agent herein are granted in furtherance, and not in limitation of, the security interests granted to the Administrative Agent pursuant to the Collateral Agreement. Each Grantor hereby acknowledges and affirms that the rights and remedies of the Administrative Agent with respect to the Patent Collateral are more fully set forth in the Collateral Agreement, the terms and provisions of which are hereby incorporated herein by reference as if fully set forth herein. In the event of any conflict between the terms of this Agreement and the Collateral Agreement, the terms of the Collateral Agreement shall govern.

SECTION 4. Counterparts. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or other electronic imaging shall be effective as delivery of a manually executed counterpart of this Agreement.

[Signature Pages Follow]

2

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

NCR CORPORATION,

by
Name:
Title:

[OTHER GRANTORS],

by
Name:
Title:

JPMORGAN CHASE BANK, N.A., as Administrative Agent,

by
Name:
Title:

SCHEDULE I

Patents Owned by [Name of Grantor]

U.S. Patent Registrations

Type	Registration No.	Expiration Date

U.S. Patent Applications

Type	Application No.	Expiration Date

Exhibit II-B to the

Collateral Agreement

[FORM OF] TRADEMARK SECURITY AGREEMENT dated as of [            ], 20[ ] (this “Agreement”), among NCR CORPORATION, a Maryland corporation (the “Company”), each subsidiary of the Company party hereto and JPMorgan Chase Bank, N.A. (“JPMCB”), as Administrative Agent.

Reference is made to (a) the Credit Agreement dated as of August 22, 2011, as amended and restated as of July 25, 2013, as further amended and restated as of March 31, 2016 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Company, the Foreign Borrowers from time to time party thereto, the lenders from time to time party thereto and JPMCB, as Administrative Agent and (b) the Amended and Restated Guarantee and Collateral Agreement dated as of August 11, 2011, as amended and restated as of January 6, 2014, as further amended and restated as of March 31, 2016 (as amended, supplemented or otherwise modified from time to time, the “Collateral Agreement”), among the Company, the Foreign Borrowers party thereto, the subsidiaries of the Company from time to time party thereto and JPMCB, as Administrative Agent. The Lenders and the Issuing Banks have agreed to extend credit to the Company subject to the terms and conditions set forth in the Credit Agreement. The obligations of the Lenders and the Issuing Banks to extend such credit are conditioned upon, among other things, the execution and delivery of this Agreement. The subsidiaries of the Company party hereto (other than the Company) are Affiliates of the Company, have derived and will derive substantial benefits from the extension of credit to the Company pursuant to the Credit Agreement and are willing to execute and deliver this Agreement in order to induce the Lenders and the Issuing Banks to extend such credit. Accordingly, the parties hereto agree as follows:

SECTION 1. Terms. Each capitalized term used but not otherwise defined herein shall have the meaning specified in the Credit Agreement or the Collateral Agreement, as applicable. The rules of construction specified in Section 1.03 of the Credit Agreement also apply to this Agreement, mutatis mutandis.

SECTION 2. Grant of Security Interest. As security for the payment or performance, as the case may be, in full of the Obligations, each Grantor hereby (1) reaffirms the security interest granted pursuant to Section 4.01 of the Existing Guarantee and Collateral Agreement and (2) grants to the Administrative Agent, its successors and assigns, for the benefit of the Secured Parties, a security interest in all right, title and interest in, to and under any and all of the following assets now owned or at any time hereafter acquired by such Grantor or in, to or under which such Grantor now has or at any time hereafter may acquire any right, title or interest (collectively, the “Trademark Collateral”):

(a) all trademarks, service marks, trade names, corporate names, company names, business names, fictitious business names, trade styles, trade dress, logos, domain names, other source or business identifiers, designs and general intangibles of like nature, all registrations and recordings thereof, and all registration and recording applications filed in connection therewith, including registrations and registration applications in the United States Patent and Trademark Office or any similar office in any State of the United States of America or any other country or any political subdivision thereof, all extensions or renewals thereof, and all common law rights related thereto, including any of the foregoing listed on Schedule I, (b) all goodwill associated therewith or symbolized thereby and (c) all other assets, rights and interests that uniquely reflect or embody such goodwill. Notwithstanding anything herein to the contrary, if any Grantor and the Administrative Agent shall agree that any asset included in the “Trademark Collateral” is an Excluded Asset, the security interest granted under this Section 2 shall thereafter not attach to, and the term “Trademark Collateral” shall not include, such Excluded Asset; provided that the security interest shall immediately attach to, and the Trademark Collateral shall immediately include, any such asset (or portion thereof) upon such asset (or such portion) ceasing to be an Excluded Asset.

SECTION 3. Collateral Agreement. The security interests granted to the Administrative Agent herein are granted in furtherance, and not in limitation of, the security interests granted to the Administrative Agent pursuant to the Collateral Agreement. Each Grantor hereby acknowledges and affirms that the rights and remedies of the Administrative Agent with respect to the Trademark Collateral are more fully set forth in the Collateral Agreement, the terms and provisions of which are hereby incorporated herein by reference as if fully set forth herein. In the event of any conflict between the terms of this Agreement and the Collateral Agreement, the terms of the Collateral Agreement shall govern.

SECTION 4. Counterparts. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or other electronic imaging shall be effective as delivery of a manually executed counterpart of this Agreement.

[Signature Pages Follow]

2

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

NCR CORPORATION,

by
Name:
Title:

[OTHER GRANTORS],

by
Name:
Title:

JPMORGAN CHASE BANK, N.A., as Administrative Agent,

by
Name:
Title:

SCHEDULE I

Trademarks/Trade Names Owned by [Name of Grantor]

U.S. Trademark Registrations

Mark	Registration No.	Expiration Date

U.S. Trademark Applications

Mark	Application No.	Filing Date

State Trademark Registrations

State	Mark	Registration No.	Expiration Date

Exhibit II-C to the

Collateral Agreement

[FORM OF] COPYRIGHT SECURITY AGREEMENT dated as of [            ], 20[ ] (this “Agreement”), among NCR CORPORATION, a Maryland corporation (the “Company”), each subsidiary of the Company party hereto and JPMorgan Chase Bank, N.A. (“JPMCB”), as Administrative Agent.

Reference is made to (a) the Credit Agreement dated as of August 22, 2011, as amended and restated as of July 25, 2013, as further amended and restated as of March 31, 2016 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Company, the Foreign Borrowers from time to time party thereto, the lenders from time to time party thereto and JPMCB, as Administrative Agent and (b) the Amended and Restated Guarantee and Collateral Agreement dated as of August 11, 2011, as amended and restated as of January 6, 2014, as further amended and restated as of March 31, 2016 (as amended, supplemented or otherwise modified from time to time, the “Collateral Agreement”), among the Company, the Foreign Borrowers party thereto, the subsidiaries of the Company from time to time party thereto and JPMCB, as Administrative Agent. The Lenders and the Issuing Banks have agreed to extend credit to the Company subject to the terms and conditions set forth in the Credit Agreement. The obligations of the Lenders and the Issuing Banks to extend such credit are conditioned upon, among other things, the execution and delivery of this Agreement. The subsidiaries of the Company party hereto (other than the Company) are Affiliates of the Company, have derived and will derive substantial benefits from the extension of credit to the Company pursuant to the Credit Agreement and are willing to execute and deliver this Agreement in order to induce the Lenders and the Issuing Banks to extend such credit. Accordingly, the parties hereto agree as follows:

SECTION 1. Terms. Each capitalized term used but not otherwise defined herein shall have the meaning specified in the Credit Agreement or the Collateral Agreement, as applicable. The rules of construction specified in Section 1.03 of the Credit Agreement also apply to this Agreement, mutatis mutandis.

SECTION 2. Grant of Security Interest. As security for the payment or performance, as the case may be, in full of the Obligations, each Grantor hereby (1) reaffirms the security interest granted pursuant to Section 4.01 of the Existing Guarantee and Collateral Agreement and (2) grants to the Administrative Agent, its successors and assigns, for the benefit of the Secured Parties, a security interest in all right, title and interest in, to and under any and all of the following assets now owned or at any time hereafter acquired by such Grantor or in, to or under which such Grantor now has or at any time hereafter may acquire any right, title or interest (collectively, the “Copyright Collateral”):

(i) (a) all copyright rights in any work subject to the copyright laws of the United States of America or any other country or any political subdivision thereof, whether as author, assignee, transferee or otherwise, (b) all registrations and applications for registration of any such copyright in the United States of America or any other country, including, registrations, recordings, supplemental registrations, pending applications for registration, and renewals in the United States Copyright Office (or any similar office in any other country or any political subdivision thereof), including any of the foregoing listed in Schedule I and (c) any other adjacent or other rights related or appurtenant to the foregoing, including moral rights; and

(ii) all Copyright Licenses under which such Grantor is granted an exclusive license to any registered United States Copyright, including those listed on Schedule I.

Notwithstanding anything herein to the contrary, if any Grantor and the Administrative Agent shall agree that any asset included in the “Copyright Collateral” is an Excluded Asset, the security interest granted under this Section 2 shall thereafter not attach to, and the term “Copyright Collateral” shall not include, such Excluded Asset; provided that the security interest shall immediately attach to, and the Copyright Collateral shall immediately include, any such asset (or portion thereof) upon such asset (or such portion) ceasing to be an Excluded Asset.

SECTION 3. Collateral Agreement. The security interests granted to the Administrative Agent herein are granted in furtherance, and not in limitation of, the security interests granted to the Administrative Agent pursuant to the Collateral Agreement. Each Grantor hereby acknowledges and affirms that the rights and remedies of the Administrative Agent with respect to the Copyright Collateral are more fully set forth in the Collateral Agreement, the terms and provisions of which are hereby incorporated herein by reference as if fully set forth herein. In the event of any conflict between the terms of this Agreement and the Collateral Agreement, the terms of the Collateral Agreement shall govern.

SECTION 4. Counterparts. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or other electronic imaging shall be effective as delivery of a manually executed counterpart of this Agreement.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

NCR CORPORATION,

by
Name:
Title:

[OTHER GRANTORS],

by
Name:
Title:

JPMORGAN CHASE BANK, N.A., as Administrative Agent,

by
Name:
Title:

SCHEDULE I

Copyrights

Registered Owner	Title	Copyright Number	Expiration Date

Copyright Applications

Registered Owner	Title	Application Number	Filing Date

Exclusive Copyright Licenses

Licensee	Licensor	Title	Copyright Number	Expiration Date

EXHIBIT II-D to the

Collateral Agreement

[FORM OF]

PLEDGE AGREEMENT

dated as of

[            ], 20[     ],

among

NCR CORPORATION,

THE SUBSIDIARIES OF NCR CORPORATION

IDENTIFIED HEREIN

and

JPMORGAN CHASE BANK, N.A.,

as Administrative Agent

SECTION 4.13. Additional Subsidiaries	20
SECTION 4.14. Administrative Agent Appointed Attorney-in-Fact	20
SECTION 4.15. Limitation on Administrative Agent’s Responsibilities with Respect to Existing Notes Holders and other Exculpatory Provisions	21
SECTION 4.16. Parallel Debt	22

Schedules

Schedule I	Subsidiary Loan Parties
Schedule II	Pledged Equity Interests

Exhibits

Exhibit I	Form of Supplement

PLEDGE AGREEMENT dated as of [            ], 20[ ] (this “Agreement”), among NCR CORPORATION, the Subsidiaries from time to time party hereto and JPMORGAN CHASE BANK, N.A. (“JPMCB”), as Administrative Agent.

Reference is made to the Credit Agreement dated as of August 22, 2011, as amended and restated as of July 25, 2013, as further amended and restated as of March 31, 2016 (and as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among NCR CORPORATION, a Maryland Corporation (the “Company”), the Foreign Borrowers from time to time party thereto, the lenders from time to time party thereto and JPMCB, as Administrative Agent. The Lenders and the Issuing Banks have agreed to extend credit to the Borrowers subject to the terms and conditions set forth in the Credit Agreement. The obligations of the Lenders and the Issuing Banks to extend such credit are conditioned upon, among other things, the execution and delivery of this Agreement. The Grantors (other than the Company) are Affiliates of the Company, will derive substantial benefits from the extension of credit to the Borrowers pursuant to the Credit Agreement and are willing to execute and deliver this Agreement in order to induce the Lenders and the Issuing Banks to extend such credit. In connection with the granting of a security interest in the Collateral to secure the Credit Agreement Obligations, the Grantors are required by Section 3.6(a) of the Existing Notes Indenture to grant an equal and ratable security interest in the Collateral to secure the Existing Notes Obligations. Accordingly, the parties hereto agree as follows:

ARTICLE IX

Definitions

SECTION 9.01. Defined Terms. (a) Each capitalized term used but not defined herein shall have the meaning assigned thereto in the Credit Agreement or the Collateral Agreement, as applicable; provided that each term defined in the New York UCC (as defined herein) and not defined in this Agreement shall have the meaning in the New York UCC. The term “instrument” shall have the meaning specified in Article 9 of the New York UCC.

(b) The rules of construction specified in Section 1.03 of the Credit Agreement also apply to this Agreement, mutatis mutandis.

SECTION 9.02. Other Defined Terms. As used in this Agreement, the following terms have the meanings specified below:

“Agreement” has the meaning assigned to such term in the preamble hereto.

“Cash Management Services” has the meaning set forth in the Collateral Agreement.

“Collateral” has the meaning assigned to such term in Section 2.01.

“Collateral Agreement” means the Amended and Restated Guarantee and Collateral Agreement among the Company, the Foreign Borrowers party thereto, the subsidiaries of the Company from time to time party thereto and the Administrative Agent, as amended and restated as of the Effective Date, together with all supplements thereto.

“Company” has the meaning assigned to such term in the recitals hereto.

“Consolidated Net Tangible Assets” means the Net Tangible Assets of the Company and its Subsidiaries consolidated in accordance with GAAP and as provided in the definition of Net Tangible Assets. In determining Consolidated Net Tangible Assets, minority interests in unconsolidated subsidiaries shall be included.

“Credit Agreement” has the meaning assigned to such term in the recitals hereto.

“Credit Agreement Obligations” means (a) all the Loan Document Obligations, (b) all the Secured Cash Management Obligations, (c) all the Secured Hedge Obligations, (d) all the Secured Performance Support Obligations and (e) all the Guarantee Obligations; provided that the term “Obligations” when used in reference to any Subsidiary that is a Guarantor or a Grantor, shall not include any Excluded Swap Obligation of such Subsidiary.

“Credit Agreement Secured Parties” means (a) each Lender, (b) the Administrative Agent, (c) each Issuing Bank (d) each provider of Cash Management Services the obligations under which constitute Secured Cash Management Obligations, (e) each counterparty to any Hedging Agreement the obligations under which constitute Secured Hedge Obligations, (f) each provider of a Performance Support Instrument the obligations under which constitute Secured Performance Support Obligations, (g) the beneficiaries of each indemnification obligation undertaken by any Loan Party under any Loan Document and (h) the successors and assigns of each of the foregoing.

“Excluded Equity Interests” has the meaning assigned to such term in Section 2.01.

“Existing Notes” means the Company’s 9.49% Medium-Term Notes due 2020.

“Existing Notes Holder” means each “Holder” (as defined in the Existing Notes Indenture).

“Existing Notes Indenture” means the indenture dated November 1, 1988 between the Company and the Existing Notes Trustee.

“Existing Notes Obligations” means the due and punctual payment by the Company of the principal and interest on the Existing Notes, when and as due.

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“Existing Notes Secured Parties” means the Existing Notes Holders and the Existing Notes Trustee.

“Existing Notes Trustee” means State Street Bank and Trust Company, in its capacity as trustee under the Existing Notes Indenture, and its successors and assigns.

“Federal Securities Laws” has the meaning assigned to such term in Section 3.03.

“Grantors” means each Loan Party that directly holds or owns Equity Interests that constitute Principal Property Collateral as identified on Scheduled II, including any Subsidiary that becomes a Grantor pursuant to the delivery of a Supplement in accordance with Section 4.13.

“Guarantee Obligations” means the due and punctual performance of all obligations of the Grantors under or pursuant to Article II of the Collateral Agreement (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership, examinership or other similar proceeding, regardless of whether allowed or allowable in such proceeding).

“Loan Document Obligations” has the meaning set forth in the Collateral Agreement.

“Net Tangible Assets”, as used in reference to the assets of any corporation, means the total amount of assets of such corporation, both real and personal (exclusive of licenses, patents, patent applications, copyrights, trademarks, trade names, good will, experimental or organizational expense and other like intangibles, treasury stock and unamortized discount and expense) less the sum of

(a) all reserves for depletion, depreciation, obsolescence and/or amortization of its properties (other than those excluded as hereinabove provided) as shown by the books of such corporation (other than general contingency reserves, reserves representing mere appropriations of surplus and reserves to the extent related to intangible assets which have been excluded in calculating Net Tangible Assets as above provided), and

(b) all indebtedness and other current liabilities of such corporation other than (i) funded indebtedness, (ii) deferred income taxes, (iii) reserves which have been deducted pursuant to the preceding clause (a), (iv) general contingency reserves and reserves representing mere appropriations of surplus and (v) liabilities to the extent related to intangible assets which have been excluded in calculating Net Tangible Assets as above provided.

“New York UCC” means the Uniform Commercial Code as from time to time in effect in the State of New York.

“Obligations” means (a) all the Credit Agreement Obligations and (b) all the Existing Notes Obligations.

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“Parallel Debt” has the meaning assigned to such term in Section 4.16.

“Perfection Certificate” means the Perfection Certificate dated the Effective Date delivered by the Company to the Administrative Agent pursuant to Section 4.01(g) of the Credit Agreement.

“Pledged Equity Interests” has the meaning assigned to such term in Section 2.01.

“Pledged Securities” means any stock certificates, unit certificates, limited liability membership certificates or other certificated securities now or hereafter included in the Collateral, including all certificates, instruments or other documents representing or evidencing any Collateral.

“Principal Party” has the meaning assigned to such term in Section 4.16.

“Principal Property” means, as of any date, any building, structure or other facility together with the land upon which it is erected and fixtures comprising a part thereof, used primarily for manufacturing, processing or production, in each case located in the United States, and owned or leased or to be owned or leased by the Company or any Subsidiary, in each case the net book value of which as of such date exceeds 2% of Consolidated Net Tangible Assets, as shown on the audited consolidated balance sheet contained in the latest annual report to shareholders of the Company, other than any such land, building, structure or other facility or portion thereof which, in the opinion of the Board of Directors, is not of material importance to the business conducted by the Company and its Subsidiaries, considered as one enterprise.

“Principal Property Collateral” means the capital stock of any Subsidiary that owns Principal Property.

“Principal Obligations” has the meaning assigned to such term in Section 4.16.

“Secured Cash Management Obligations” has the meaning set forth in the Collateral Agreement.

“Secured Hedge Obligations” has the meaning set forth in the Collateral Agreement.

“Secured Parties” means (a) the Credit Agreement Secured Parties and (b) the Existing Notes Secured Parties.

“Subsidiary Loan Parties” means (a) the entities identified on Schedule I and (b) each other entity that becomes a party to this Agreement after the Effective Date, in each case other than those that have been released pursuant to Section 3.12.

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“Supplement” means an instrument in the form of Exhibit I hereto, or any other form approved by the Administrative Agent, and in each case reasonably satisfactory to the Administrative Agent.

ARTICLE X

Pledge of Equity Interests

SECTION 10.01. Pledge. As security for the payment or performance, as the case may be, in full of the Obligations, each Grantor hereby assigns and pledges to the Administrative Agent, its successors and assigns, for the benefit of the Secured Parties, and hereby grants to the Administrative Agent, its successors and assigns, for the benefit of the Secured Parties, a security interest in, all of such Grantor’s right, title and interest in, to and under (a)(i) the shares of capital stock and other Equity Interests now owned or at any time hereafter acquired by such Grantor that are and for so long as they are Principal Property Collateral and (ii) all certificates and any other instruments representing all such Equity Interests (collectively, the “Pledged Equity Interests”); provided that the Pledged Equity Interests shall not include (A) ) 66 2⁄3% or more of the issued and outstanding voting Equity Interests of any CFC; (B) any Equity Interests if, to the extent, and for so long as, the grant of a Lien thereon to secure the Obligations is prohibited by any Requirements of Law (other than to the extent that any such prohibition would be rendered ineffective pursuant to the New York UCC or any other applicable Requirements of Law); provided that such Equity Interest shall cease to be an Excluded Equity Interest at such time as such prohibition ceases to be in effect; (C) Equity Interests in any Person other than wholly owned Subsidiaries to the extent, and for so long as, not permitted by the terms of such Subsidiary’s organizational or joint venture documents; provided that such Equity Interest shall cease to be an Excluded Equity Interest at such time as such prohibition ceases to be in effect; (D) Equity Interests of NCR (Middle East) Limited so long as, and only to the extent that, the pledge of such Equity Interests would result in a change of control default under the existing contract to which NCR (Middle East) Limited is a party on the Effective Date, as disclosed to the Administrative Agent; provided that such Equity Interest shall cease to be an Excluded Equity Interest at such time as such prohibition ceases to be in effect or (E) any Equity Interest if, to the extent, and for so long as, the Administrative Agent and the Company shall have agreed in writing to treat such Equity Interest as an Excluded Equity Interest on account of the cost of pledging such Equity Interest hereunder (taking into account any adverse tax consequences to the Company and the Subsidiaries (including the imposition of withholding or other material taxes)) being excessive in view of the benefits to be obtained by the Lenders therefrom (the Equity Interests excluded pursuant to clauses (A) through (E) above being referred to as the “Excluded Equity Interests”); (b) all other property that may be delivered to and held by the Administrative Agent pursuant to the terms of this Section 2.01 and Section 2.02; (c) subject to Section 2.06, all dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of, in exchange for or upon the conversion of, and all other Proceeds received in respect of, the securities referred to in clause (a) above; (d) subject to Section 2.06, all rights and privileges of such Grantor with respect to the securities and other property referred to in clauses (a), (b) and (c) above; and (e) all Proceeds of any of the foregoing (the items referred to in clauses (a) through (e) above being collectively referred to as the “Collateral”).

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SECTION 10.02. Delivery of the Collateral. (a) Each Grantor agrees to deliver or cause to be delivered to the Administrative Agent any and all Pledged Securities (i) on the date hereof, in the case of any such Pledged Securities owned by such Grantor on the date hereof, and (ii) promptly after the acquisition thereof (and, in any event, as required under the Credit Agreement), in the case of any such Pledged Securities acquired by such Grantor after the date hereof.

(b) Upon delivery to the Administrative Agent, (i) any Pledged Securities shall be accompanied by undated stock powers duly executed by the applicable Grantor in blank or other undated instruments of transfer satisfactory to the Administrative Agent and by such other instruments and documents as the Administrative Agent may reasonably request and (ii) all other property comprising part of the Collateral shall be accompanied by undated proper instruments of assignment duly executed by the applicable Grantor in blank and such other instruments or documents as the Administrative Agent may reasonably request. Each delivery of Pledged Securities shall be accompanied by a schedule describing such securities, which schedule shall be deemed attached to, and shall supplement, Schedule II and be made a part hereof; provided that failure to provide any such schedule hereto shall not affect the validity of such pledge of such Pledged Securities.

SECTION 10.03. Representations and Warranties. The Grantors jointly and severally represent and warrant to the Administrative Agent, for the benefit of the Secured Parties, that:

(a) Schedule II sets forth, as of the Effective Date, a true and complete list, with respect to each Grantor, of all the Pledged Equity Interests owned by such Grantor and the percentage of the issued and outstanding units of each class of the Equity Interests of the issuer thereof represented by the Pledged Equity Interests owned by such Grantor;

(b) the Pledged Equity Interests have been duly and validly authorized and issued by the issuers thereof and are fully paid and nonassessable;

(c) except for the security interests granted hereunder and under any other Loan Documents, each of the Grantors (i) is and, subject to any transfers, dispositions or other transactions made in compliance with the Credit Agreement, will continue to be the direct owner, beneficially and of record, of the Pledged Securities indicated on Schedule II as owned by such Grantor, (ii) holds the same free and clear of all Liens, other than Liens permitted pursuant to Section 6.02 of the Credit Agreement and transfers, dispositions or other transactions made in compliance with the Credit Agreement, (iii) will make no further assignment, pledge, hypothecation or transfer of, or create or permit to exist any security interest in or other Lien on, the Collateral, other than Liens permitted pursuant to Section 6.02 of the Credit Agreement and transfers, dispositions or other

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transactions made in compliance with the Credit Agreement, and (iv) will defend its title or interest thereto or therein against any and all Liens (other than the Liens created by this Agreement and the other Loan Documents and Liens permitted pursuant to Section 6.02 of the Credit Agreement and transfers, dispositions and other transactions made in compliance with the Credit Agreement), however arising, of all Persons whomsoever;

(d) except for restrictions and limitations imposed by the Loan Documents or securities laws generally, the Collateral is and will continue to be freely transferable and assignable and none of the Collateral is or will be subject to any option, right of first refusal, shareholders agreement, charter, by-law or other organizational document provisions or contractual restriction of any nature that might prohibit, impair, delay or otherwise adversely affect the pledge of such Collateral hereunder, the sale or disposition thereof pursuant hereto or the exercise by the Administrative Agent of rights and remedies hereunder;

(e) each of the Grantors has the power and authority to pledge the Collateral pledged by it hereunder in the manner hereby done or contemplated;

(f) no consent or approval of any Governmental Authority, any securities exchange or any other Person was or is necessary to the validity of the pledge effected hereby (other than such as have been obtained and are in full force and effect);

(g) by virtue of the execution and delivery by the Grantors of this Agreement, when any Pledged Securities are delivered to the Administrative Agent in accordance with this Agreement, all actions necessary or desirable for the Administrative Agent to obtain a legal, valid and perfected lien upon and security interest in such Pledged Securities, free of any adverse claims, under the New York UCC to the extent such lien and security interest may be created and perfected under the New York UCC, as security for the payment and performance of the Obligations, will have been duly taken; and

(h) subject to applicable local law in the case of any Equity Interests in any CFC, the pledge effected hereby is effective to vest in the Administrative Agent, for the benefit of the Secured Parties, the rights of the Administrative Agent in the Collateral as set forth herein.

SECTION 10.04. Certification of Limited Liability Company and Limited Partnership Interests. Each Grantor acknowledges and agrees that (a) to the extent each interest in any limited liability company or limited partnership controlled now or in the future by such Grantor and pledged hereunder is a “security” within the meaning of Article 8 of the Uniform Commercial Code and is governed by Article 8 of the Uniform Commercial Code, such interest shall be certificated and (b) each such interest shall at all times hereafter continue to be such a security and represented by such certificate. Each Grantor further acknowledges and agrees that with respect to any interest in any limited liability company or limited partnership controlled now or in the future by such Grantor

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and pledged hereunder that is not a “security” within the meaning of Article 8 of the Uniform Commercial Code, such Grantor shall at no time elect to treat any such interest as a “security” within the meaning of Article 8 of the Uniform Commercial Code, nor shall such interest be represented by a certificate, unless such Grantor provides prior written notification (or such other notice as the Administrative Agent may agree) to the Administrative Agent of such election and such interest is thereafter represented by a certificate that is promptly delivered to the Administrative Agent pursuant to the terms hereof. Notwithstanding the foregoing provisions of this Section 2.04, with the consent of the Administrative Agent, an interest in a limited liability company or limited partnership owned by a Grantor, may cease to be a “security” within the meaning of Article 8 of the Uniform Commercial Code or be governed by Article 8 of the Uniform Commercial Code, so long as any certificates evidencing such interests (unless canceled) are delivered to or remain in the possession of the Administrative Agent.

SECTION 10.05. Registration in Nominee Name; Denominations. Upon the occurrence and during the continuance of an Event of Default, the Administrative Agent, on behalf of the Secured Parties, shall have the right (in its sole and absolute discretion) to hold the Pledged Securities in its own name as pledgee, in the name of its nominee (as pledgee or as sub-agent) or in the name of the applicable Grantor, endorsed or assigned in blank or in favor of the Administrative Agent. Upon the occurrence and during the continuance of an Event of Default, each Grantor will promptly give to the Administrative Agent copies of any notices or other communications received by it with respect to Pledged Securities registered in the name of such Grantor. The Administrative Agent shall at all times have the right to exchange the certificates representing Pledged Securities for certificates of smaller or larger denominations for any purpose consistent with this Agreement.

SECTION 10.06. Voting Rights; Dividends and Interest. (a) Unless and until an Event of Default shall have occurred and be continuing and the Administrative Agent shall have notified the Grantors that their rights under this Section 2.06 are being suspended:

(i) each Grantor shall be entitled to exercise any and all voting and/or other consensual rights and powers inuring to an owner of Collateral or any part thereof for any purpose consistent with the terms of this Agreement and the other Loan Documents, provided that such rights and powers shall not be exercised in any manner that could reasonably be expected to materially and adversely affect the rights inuring to a holder of any Collateral or the rights and remedies of any of the Administrative Agent or any Secured Party under this Agreement, any other Loan Document or of the Existing Notes Trustee or any Existing Notes Holder under the Existing Notes Indenture or the ability of the Secured Parties to exercise the same;

(ii) the Administrative Agent shall execute and deliver to each Grantor, or cause to be executed and delivered to such Grantor, all such proxies, powers of attorney and other instruments as such Grantor may reasonably request for the purpose of enabling such Grantor to exercise the voting and/or consensual rights and powers it is entitled to exercise pursuant to paragraph (a)(i) of this Section; and

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(iii) each Grantor shall be entitled to receive and retain any and all dividends and other distributions paid on or distributed in respect of the Collateral, but only to the extent that such dividends and other distributions are permitted by, and otherwise paid or distributed in accordance with, the terms and conditions of the Credit Agreement, the other Loan Documents and applicable laws, provided that any noncash dividends or other distributions that would constitute Pledged Equity Interests, whether resulting from a subdivision, combination or reclassification of the outstanding Equity Interests in the issuer of any Pledged Securities or received in exchange for Pledged Securities or any part thereof, or in redemption thereof, or as a result of any merger, consolidation, acquisition or other exchange of assets to which such issuer may be a party or otherwise, shall be and become part of the Collateral and, if received by any Grantor, and required to be delivered to the Administrative Agent hereunder, shall be held in trust for the benefit of the Administrative Agent and the other Secured Parties and shall be forthwith delivered to the Administrative Agent in the same form as so received (unless a different form is consented to by the Administrative Agent) (with any necessary endorsements, stock powers or other instruments of transfer).

(b) Upon the occurrence and during the continuance of an Event of Default, after the Administrative Agent shall have notified the Grantors of the suspension of their rights under paragraph (a)(iii) of this Section, then all rights of any Grantor to dividends or other distributions that such Grantor is authorized to receive pursuant to paragraph (a)(iii) of this Section, shall cease, and all such rights shall thereupon become vested in the Administrative Agent, which shall have the sole and exclusive right and authority to receive and retain such dividends or other distributions. All dividends or other distributions received by any Grantor contrary to the provisions of this Section shall be held in trust for the benefit of the Administrative Agent and the other Secured Parties, shall be segregated from any property or funds of such Grantor not constituting Collateral and shall be forthwith delivered to the Administrative Agent upon demand in the same form as so received (with any necessary endorsements, stock powers or other instruments of transfer). Any and all money and other property paid over to or received by the Administrative Agent pursuant to the provisions of this paragraph (b) shall be retained by the Administrative Agent in an account to be established by the Administrative Agent upon receipt of such money or other property, shall be held as security for the payment and performance of the Obligations and shall be applied in accordance with the provisions of Section 3.02. After all Events of Default cease to exist (whether as a result of being cured or waived or otherwise), the Administrative Agent shall promptly repay to each Grantor (without interest) all dividends or other distributions that such Grantor would otherwise be permitted to retain pursuant to the terms of paragraph (a)(iii) of this Section and that remain in such account.

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(c) Upon the occurrence and during the continuance of an Event of Default, after the Administrative Agent shall have notified the Grantors of the suspension of their rights under paragraph (a)(i) of this Section 2.06, then all rights of any Grantor to exercise the voting and consensual rights and powers it is entitled to exercise pursuant to paragraph (a)(i) of this Section 2.06, and the obligations of the Administrative Agent under paragraph (a)(ii) of this Section 2.06, shall cease, and all such rights shall thereupon become vested in the Administrative Agent, which shall have the sole and exclusive right and authority to exercise such voting and consensual rights and powers, provided that, unless otherwise directed by the Required Lenders, the Administrative Agent shall have the right from time to time following and during the continuance of an Event of Default to permit the Grantors to exercise such rights. After all Events of Default cease to exist (whether as a result of being cured or waived or otherwise), all rights vested in the Administrative Agent pursuant to this paragraph (c) shall cease, and the Grantors shall have the exclusive right to exercise the voting and consensual rights and powers they would otherwise be entitled to exercise pursuant to paragraph (a)(i) of this Section 2.06.

(d) Any notice given by the Administrative Agent to the Grantors suspending their rights under paragraph (a) of this Section 2.06 (i) may be given by telephone if promptly confirmed in writing, (ii) may be given with respect to one or more of the Grantors at the same or different times and (iii) may suspend the rights of the Grantors under paragraph (a)(i) or paragraph (a)(iii) in part without suspending all such rights (as specified by the Administrative Agent in its sole and absolute discretion) and without waiving or otherwise affecting the Administrative Agent’s right to give additional notices from time to time suspending other rights so long as an Event of Default has occurred and is continuing.

ARTICLE XI

Remedies

SECTION 11.01. Remedies Upon Default. Upon the occurrence and during the continuance of an Event of Default, each Grantor agrees , at the Administrative Agent’s request, to assemble all or part of the Collateral and make it available to the Administrative Agent at places which the Administrative Agent shall reasonably select, whether at such Grantor’s premises or elsewhere to the Administrative Agent or any Person designated by the Administrative Agent and it is agreed that the Administrative Agent shall have the right to exercise remedies in accordance with Article VII of the Credit Agreement and in connection therewith to take any of or all the following actions at the same or different times: with or without legal process and with or without prior notice or demand for performance, to exercise any and all rights afforded to a secured party under the Uniform Commercial Code or other applicable law. Each Grantor agrees that the Administrative Agent shall have the right, subject to the mandatory requirements of applicable law and the notice requirements described below, and subject to any applicable notice requirements described in Article VII of the Credit Agreement, to sell or otherwise dispose of all or any part of the Collateral at a public or private sale or any securities exchange, for cash, upon credit or for future delivery as the Administrative Agent shall deem appropriate. The Administrative Agent shall be authorized at any such sale of securities (if it deems it advisable to do so) to restrict the

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prospective bidders or purchasers to Persons who will represent and agree that they are purchasing the Collateral for their own account for investment and not with a view to the distribution or sale thereof, and upon consummation of any such sale the Administrative Agent shall have the right to assign, transfer and deliver to the purchaser or purchasers thereof the Collateral so sold. Each such purchaser at any sale of Collateral shall hold the property sold absolutely free from any claim or right on the part of any Grantor, and each Grantor hereby waives (to the extent permitted by law) all rights of redemption, stay and appraisal that such Grantor now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted, in connection with any exercise of remedies by the Administrative Agent or the Secured Parties in respect of the Collateral.

The Administrative Agent shall give the applicable Grantors no less than 10 days’ prior written notice (which each Grantor agrees is reasonable notice within the meaning of Section 9-611 of the New York UCC or its equivalent in other jurisdictions) of the Administrative Agent’s intention to make any sale of Collateral. Such notice, in the case of a public sale, shall state the time and place for such sale and, in the case of a sale on a securities exchange, shall state the exchange at which such sale is to be made and the day on which the Collateral or portion thereof, will first be offered for sale at such exchange. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Administrative Agent may fix and state in the notice (if any) of such sale. At any such sale, the Collateral, or portion thereof, to be sold may be sold in one lot as an entirety or in separate parcels, as the Administrative Agent may (in its sole and absolute discretion) determine. The Administrative Agent shall not be obligated to make any sale of any Collateral if it shall determine not to do so, regardless of the fact that notice of sale of such Collateral shall have been given. The Administrative Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice (except any notice required by law), be made at the time and place to which the same was so adjourned. In case any sale of all or any part of the Collateral is made on credit or for future delivery, the Collateral so sold may be retained by the Administrative Agent until the sale price is paid by the purchaser or purchasers thereof, but none of the Administrative Agent or the other Secured Parties shall incur any liability in case any such purchaser or purchasers shall fail to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may be sold again upon like notice. In the event of a foreclosure by the Administrative Agent on any of the Collateral pursuant to a public or private sale or other disposition, the Administrative Agent or any Lender may be the purchaser of any or all of such Collateral at any such sale or other disposition, and the Administrative Agent, at the direction of the Required Lenders, as agent for and representative of the Secured Parties (but not any Lender or Lenders in its or their respective individual capacities unless the Required Lenders shall otherwise agree in writing) shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Collateral sold at any such public sale, to use and apply any of the Loan Document Obligations as a credit on account of the purchase price for any Collateral payable by the Administrative Agent on behalf of the Secured Parties at such sale or other disposition. For purposes hereof, a written agreement to purchase the Collateral or any portion thereof shall be treated as a sale thereof; the Administrative Agent shall be free to carry out such

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sale pursuant to such agreement and no Grantor shall be entitled to the return of the Collateral or any portion thereof subject thereto, notwithstanding the fact that after the Administrative Agent shall have entered into such an agreement all Events of Default shall have been remedied and the Obligations paid in full, but any such proceeds shall be paid over to the Grantors to the extent required by Section 3.02. As an alternative to exercising the power of sale herein conferred upon it, the Administrative Agent may proceed by a suit or suits at law or in equity to foreclose this Agreement and to sell the Collateral or any portion thereof pursuant to a judgment or decree of a court or courts having competent jurisdiction or pursuant to a proceeding by a court-appointed receiver. Each Grantor hereby waives any claims against the Administrative Agent arising by reason of the fact that the price at which any Collateral may have been sold at such a private sale was less than the price which might have been obtained at a public sale, even if the Administrative Agent accepts the first offer received and does not offer such Collateral to more than one offeree, and agrees that notwithstanding that a private sale of Collateral may result in a lower sale price than a public sale, such lower sale price will not, in and of itself, affect the commercially reasonableness of such sale for purposes of Section 9-610(b) of the Uniform Commercial Code.

SECTION 11.02. Application of Proceeds. (a) The Administrative Agent shall apply the proceeds of any collection or sale of Collateral, including any Collateral consisting of cash, as follows:

FIRST, to the payment of all costs and expenses incurred by the Administrative Agent in connection with such collection or sale or otherwise in connection with this Agreement, any other Loan Document or any of the Obligations, including all court costs and the reasonable fees and expenses of its agents and legal counsel, the repayment of all advances made by the Administrative Agent hereunder or under any other Loan Document on behalf of any Grantor and any other reasonable costs or expenses incurred in connection with the exercise of any right or remedy hereunder or under any other Loan Document;

SECOND, to the payment in full of the Obligations (the amounts so applied to be distributed among the Secured Parties pro rata in accordance with the amounts of the Obligations owed to them on the date of any such distribution); and

THIRD, to the Grantors, their successors or assigns, or as a court of competent jurisdiction may otherwise direct.

The Administrative Agent shall have absolute discretion as to the time of application of any such proceeds, moneys or balances in accordance with this Agreement. Upon any sale of Collateral by the Administrative Agent (including pursuant to a power of sale granted by statute or under a judicial proceeding), the receipt of the Administrative Agent or of the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the

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Administrative Agent or such officer or be answerable in any way for the misapplication thereof. Notwithstanding the foregoing, the proceeds of any collection, sale, foreclosure or realization upon any Collateral of any Grantor, including any collateral consisting of cash, shall not be applied to any Excluded Swap Obligation of such Grantor and shall instead be applied to other secured obligations.

(b) If at any time any moneys collected or received by the Administrative Agent pursuant to this Agreement are distributable pursuant to paragraph (a) above to the Existing Notes Trustee, and if the Existing Notes Trustee shall notify the Administrative Agent in writing that no provision is made under the Existing Notes Indenture for the application by the Existing Notes Trustee of such moneys and that the Existing Notes Indenture does not effectively provide for the receipt and holding by the Existing Notes Trustee of such moneys pending the application thereof, then the Administrative Agent, after receipt of such notification, shall at the direction of the Existing Notes Trustee, invest such amounts in Permitted Investments maturing within 90 days after they are acquired by the Administrative Agent or, in the absence of such direction, hold such moneys uninvested and shall hold all such amounts so distributable and all such investments and the net proceeds thereof in trust solely for the Existing Notes Trustee (in its capacity as trustee) and for no other purpose until such time as the Existing Notes Trustee shall request in writing the delivery thereof by the Administrative Agent for application pursuant to the Existing Notes Indenture. The Administrative Agent shall not be responsible for any diminution in funds resulting from any such investment or any liquidation thereof prior to maturity.

(c) In making the determination and allocations required by this Section 3.02, the Administrative Agent may conclusively rely upon information supplied by the Existing Notes Trustee as to the amounts of unpaid principal and interest and other amounts outstanding with respect to the Existing Notes Obligations, and the Administrative Agent shall have no liability to any of the Secured Parties for actions taken in reliance on such information; provided that nothing in this sentence shall prevent any Grantor from contesting any amounts claimed by any Secured Party in any information so supplied. All distributions made by the Administrative Agent pursuant to this Section 3.02 shall be (subject to any decree of any court of competent jurisdiction) final (absent manifest error), and the Administrative Agent shall have no duty to inquire as to the application by the Existing Notes Trustee of any amounts distributed to it.

SECTION 11.03. Securities Act. In view of the position of the Grantors in relation to the Collateral, or because of other current or future circumstances, a question may arise under the Securities Act of 1933, as now or hereafter in effect, or any similar statute hereafter enacted analogous in purpose or effect (such Act and any such similar statute as from time to time in effect being called the “Federal Securities Laws”) with respect to any disposition of the Collateral permitted hereunder. Each Grantor understands that compliance with the Federal Securities Laws might very strictly limit the course of conduct of the Administrative Agent if the Administrative Agent were to attempt to dispose of all or any part of the Collateral, and might also limit the extent to which or the manner in which any subsequent transferee of any Collateral could dispose of the same. Similarly, there may be other legal restrictions or limitations affecting the

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Administrative Agent in any attempt to dispose of all or part of the Collateral under applicable “blue sky” or other state securities laws or similar laws analogous in purpose or effect. Each Grantor recognizes that in light of such restrictions and limitations the Administrative Agent may, with respect to any sale of the Collateral, limit the purchasers to those who will agree, among other things, to acquire such Collateral for their own account, for investment, and not with a view to the distribution or resale thereof. Each Grantor acknowledges and agrees that in light of such restrictions and limitations, the Administrative Agent, in its sole and absolute discretion, (a) may proceed to make such a sale whether or not a registration statement for the purpose of registering such Pledged Collateral or part thereof shall have been filed under the Federal Securities Laws to the extent the Administrative Agent has determined that such a registration is not required by any Requirement of Law and (b) may approach and negotiate with a limited number of potential purchasers (including a single potential purchaser) to effect such sale. Each Grantor acknowledges and agrees that any such sale might result in prices and other terms less favorable to the seller than if such sale were a public sale without such restrictions. In the event of any such sale, none of the Administrative Agent or the other Secured Parties shall incur any responsibility or liability for selling all or any part of the Collateral at a price that the Administrative Agent, in its sole and absolute discretion, may in good faith deem reasonable under the circumstances, notwithstanding the possibility that a substantially higher price might have been realized if the sale were deferred until after registration as aforesaid or if more than a limited number of purchases (or a single purchaser) were approached. The provisions of this Section 3.03 will apply notwithstanding the existence of a public or private market upon which the quotations or sales prices may exceed substantially the price at which the Administrative Agent sells.

SECTION 11.04. Registration. Each Grantor agrees that, upon the occurrence and during the continuance of an Event of Default, if for any reason the Administrative Agent desires to sell any of the Collateral at a public sale, it will, at any time and from time to time, upon the written request of the Administrative Agent, use its best efforts to take or to cause the issuer of such Collateral to take such action and prepare, distribute and/or file such documents, as are required or advisable in the reasonable opinion of counsel for the Administrative Agent to permit the public sale of such Collateral. Each Grantor further agrees to indemnify, defend and hold harmless the Administrative Agent, each other Secured Party, any underwriter and their respective affiliates and their respective officers, directors, affiliates and controlling persons from and against all loss, liability, expense or claims (including the reasonable fees, disbursements and other charges of one counsel for all such persons, and, if necessary, one firm of local counsel in each appropriate jurisdiction (which may include a single special counsel acting in multiple jurisdictions) (including the costs of investigation) that they may incur insofar as such loss, liability, expense or claim arises out of or is based upon any alleged untrue statement of a material fact by or on behalf of a Grantor contained in any prospectus (or any amendment or supplement thereto) or in any notification or offering circular, or arises out of or is based upon any alleged omission by or on behalf of a Grantor to state a material fact required to be stated therein or necessary to make the statements in any thereof not misleading. Each Grantor further agrees, upon such written request referred to above, to use its best efforts to qualify, file or register, or cause the issuer of such Collateral to qualify, file or register, any of the Collateral under

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the “blue sky” or other securities laws of such states as may be requested by the Administrative Agent and keep effective, or cause to be kept effective, all such qualifications, filings or registrations. Each Grantor will bear all costs and expenses of carrying out its obligations under this Section 3.04. Each Grantor acknowledges that there is no adequate remedy at law for failure by it to comply with the provisions of this Section 3.04 and that such failure would not be adequately compensable in damages, and therefore agrees that its agreements contained in this Section 3.04 may be specifically enforced.

ARTICLE XII

Miscellaneous

SECTION 12.01. Notices. All communications and notices hereunder shall (except as otherwise expressly permitted herein) be in writing and given in the manner provided in Section 9.01 of the Credit Agreement or Section 11.4 of the Existing Notes Indenture, as applicable. All communications and notices hereunder to any Subsidiary Loan Party shall be given to it in care of the Company in the manner provided in Section 9.01 of the Credit Agreement.

SECTION 12.02. Waivers; Amendment. (a) No failure or delay by the Administrative Agent, any Issuing Bank or any Lender in exercising any right or power hereunder or under any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Administrative Agent, the Issuing Banks and the Lenders hereunder and under the other Loan Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Agreement or consent to any departure by any Loan Party therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. Without limiting the generality of the foregoing, the execution and delivery of this Agreement, the making of a Loan or issuance of a Letter of Credit shall not be construed as a waiver of any Default, regardless of whether the Administrative Agent, any Lender or any Issuing Bank may have had notice or knowledge of such Default at the time. No notice or demand on any Loan Party in any case shall entitle any Loan Party to any other or further notice or demand in similar or other circumstances.

(b) Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Administrative Agent and the Loan Party or Loan Parties with respect to which such waiver, amendment or modification is to apply, subject to any consent required in accordance with Section 9.02 of the Credit Agreement; provided that the Administrative Agent may, without the consent of any Secured Party, consent to a departure by any Loan Party from any covenant of such Loan Party set forth herein to the extent such departure is consistent with the authority of the Administrative Agent set

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forth in the definition of the term “Collateral and Guarantee Requirement” in the Credit Agreement; provided, further, that the requisite written consent of the Existing Notes Holders or the Existing Notes Trustee under the Existing Notes Indenture shall be required with respect to any release, waiver, amendment or other modification of this Agreement that would materially and adversely affect the rights of the Existing Notes Holders to equally and ratably share in the security provided for herein with respect to the Collateral. Except as set forth in this Section 4.02(b), neither the Existing Notes Holders nor the Existing Notes Trustee shall have any rights to approve any release, waiver, amendment, modification, charge, discharge or termination with respect to this Agreement.

(c) This Agreement shall be construed as a separate agreement with respect to each Loan Party and may be amended, modified, supplemented, waived or released with respect to any Loan Party without the approval of any other Loan Party and without affecting the obligations of any other Loan Party hereunder.

SECTION 12.03. Administrative Agent’s Fees and Expenses; Indemnification. (a) The Grantors jointly and severally agree to reimburse the Administrative Agent for its reasonable fees and expenses incurred hereunder as provided in Section 9.03 of the Credit Agreement; provided that each reference therein to the “Company” shall be deemed to be a reference to the “Grantors.”

(b) The Grantors jointly and severally agree to indemnify and hold harmless each Indemnitee as provided in Section 9.03 of the Credit Agreement; provided that each reference therein to the “Company” shall be deemed to be a reference to the “Grantors.”

(c) Any amounts payable under this Section 4.03 shall be additional Credit Agreement Obligations secured hereby and by the other Security Documents. The provisions of this Section shall survive and remain in full force and effect regardless of the termination of this Agreement or any other Loan Document, the consummation of the transactions contemplated hereby or thereby, the repayment of any of the Obligations, the invalidity or unenforceability of any term or provision of this Agreement or any other Loan Document or any investigation made by or on behalf of the Administrative Agent or any other Secured Party.

(d) All amounts due under this Section 4.03 shall be payable promptly after written demand therefore.

SECTION 12.04. Survival. All covenants, agreements, representations and warranties made by the Loan Parties in this Agreement or any other Loan Document and in the certificates or other instruments delivered in connection with or pursuant to this Agreement or any other Loan Document shall be considered to have been relied upon by the Administrative Agent, the Lenders, the Issuing Banks and the other Secured Parties and shall survive the execution and delivery of the Loan Documents and the making of any Loans and issuance of any Letters of Credit, regardless of any investigation made by or on behalf of the Administrative Agent, any Lender, any Issuing

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Bank or any other Person and notwithstanding that the Administrative Agent, any Lender, any Issuing Bank or any other Person may have had notice or knowledge of any Default or incorrect representation or warranty at the time any Loan Document is executed and delivered or any credit is extended under the Credit Agreement, and shall continue in full force and effect until such time as (a) all the Loan Document Obligations (including LC Disbursements, if any, but excluding contingent obligations as to which no claim has been made) have been paid in full in cash, (b) all Commitments have terminated or expired and (c) the LC Exposure has been reduced to zero (including as a result of obtaining the consent of the applicable Issuing Bank as described in Section 9.05 of the Credit Agreement) and the Issuing Banks have no further obligation to issue or amend Letters of Credit under the Credit Agreement.

SECTION 12.05. Counterparts; Effectiveness, Successors and Assignment. This Agreement may be executed in counterparts, (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which when taken together shall constitute a single contract. This Agreement shall become effective as to any Loan Party when a counterpart hereof executed on behalf of such Loan Party shall have been delivered to the Administrative Agent and a counterpart hereof shall have been executed on behalf of the Administrative Agent, and thereafter shall be binding upon such Loan Party and the Administrative Agent and their respective successors and assigns, and shall inure to the benefit of such Loan Party, the Administrative Agent and the other Secured Parties and their respective successors and assigns, except that no Loan Party may assign or otherwise transfer any of its rights or obligations hereunder or any interest herein or in the Collateral (and any attempted assignment or transfer by any Loan Party shall be null and void), except as expressly provided in this Agreement or the Credit Agreement. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or other electronic imaging shall be effective as delivery of a manually executed counterpart of this Agreement.

SECTION 12.06. Severability. Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction. The parties shall endeavor in good-faith negotiations to replace any invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of such invalid, illegal or unenforceable provisions.

SECTION 12.07. Right of Set-Off. If an Event of Default shall have occurred and be continuing, each Lender and Issuing Bank, and each Affiliate of any of the foregoing, is hereby authorized at any time and from time to time, to the fullest extent permitted by applicable law, to set off and apply any and all deposits (general or special, time or demand, provisional or final), in whatever currency) or other amounts at any time held and other obligations (in whatever currency) at any time owing by such Lender or Issuing Bank, or by such an Affiliate, to or for the credit or the account of any Loan Party

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against any of and all the obligations then due of such Loan Party now or hereafter existing under this Agreement held by such Lender or Issuing Bank, irrespective of whether or not such Lender or Issuing Bank shall have made any demand under this Agreement. The rights of each Lender and Issuing Bank, and each Affiliate of any of the foregoing, under this Section are in addition to other rights and remedies (including other rights of setoff) that such Lender, Issuing Bank or Affiliate may have.

SECTION 12.08. Governing Law; Jurisdiction; Consent to Service of Process. (a) This Agreement shall be construed in accordance with and governed by the law of the State of New York.

(b) Each of the Loan Parties hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or any other Loan Document, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding shall be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the Loan Parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement or any other Loan Document shall affect any right that the Administrative Agent, any Issuing Bank or any Lender may otherwise have to bring any action or proceeding relating to this Agreement or any other Loan Document against any Loan Party or any of its properties in the courts of any jurisdiction.

(c) Each of the Loan Parties hereby irrevocably and unconditionally waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or any other Loan Document in any court referred to in paragraph (b) of this Section. Each of the Loan Parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(d) Each party hereto irrevocably consents to service of process in the manner provided for notices in Section 4.01. Nothing in this Agreement or any other Loan Document will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

(e) Each Grantor hereby irrevocably designates, appoints and empowers the Company as its designee, appointee and agent to receive, accept and acknowledge for and on its behalf, and in respect of its property, service of any and all legal process, summons, notices and documents that may be served in any such action or proceeding.

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SECTION 12.09. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 4.09.

SECTION 12.10. Headings. Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.

SECTION 12.11. Security Interest Absolute. All rights of the Administrative Agent hereunder, the grant of the security interest in the Collateral and all obligations of each Loan Party hereunder shall be absolute and unconditional irrespective of (a) any lack of validity or enforceability of the Credit Agreement, any other Loan Document, the Existing Notes Indenture, any agreement with respect to any of the Obligations or any other agreement or instrument relating to any of the foregoing, (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment to or waiver of, or any consent to any departure from, the Credit Agreement, any other Loan Document, the Existing Notes Indenture, any agreement with respect to any of the Obligations or any other agreement or instrument relating to any of the foregoing, (c) any exchange, release or non-perfection of any Lien on other collateral securing, or any release or amendment to or waiver of, or any consent to any departure from, any guarantee of, all or any of the Obligations, or (d) any other circumstance that might otherwise constitute a defense available to, or a discharge of, any Grantor in respect of the Obligations or this Agreement.

SECTION 12.12. Termination or Release. (a) This Agreement and all security interests granted hereby shall terminate with respect to all Obligations when (i) all the Loan Document Obligations (including all LC Disbursements, if any, but excluding contingent obligations as to which no claim has been made) have been paid in full, (ii) all Commitments have terminated or expired and (iii) the LC Exposure has been reduced to zero (including as a result of obtaining the consent of the applicable Issuing Bank as described in Section 9.05 of the Credit Agreement) and the Issuing Banks have no further obligations to issue or amend Letters of Credit under the Credit Agreement.

(b) This Agreement and all security interests granted hereby shall terminate with respect to the Existing Notes Trustee and the Existing Notes Holders when all Existing Notes Obligations have been paid in full.

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(c) All security interests granted hereby shall also terminate and be released with respect to a Grantor or an asset at the time or times and in the manner set forth in Section 9.14 of the Credit Agreement.

(d) Upon any sale or other transfer by any Grantor of any Collateral that is permitted under the Credit Agreement (other than a sale or other transfer to a Loan Party), or upon the effectiveness of any written consent to the release of the security interest granted hereby in any Collateral pursuant to Section 9.02 of the Credit Agreement, the security interest in such Collateral shall be automatically released.

(e) If at any time Pledged Equity Interests pledged under this Agreement no longer constitute Principal Property Collateral, then the Company will promptly notify the Administrative Agent thereof and the security interests in such Collateral securing the Existing Notes Obligations shall be automatically released; provided that after such time the security interests in such Collateral securing the Credit Agreement Obligations shall automatically, and without further action, be governed by, subject to the provisions of, and deemed held by the Administrative Agent under the Pledge and Guarantee Agreement.

(f) In connection with any termination or release pursuant to paragraph (a), (b), (c) or (d) of this Section 4.12, the Administrative Agent shall execute and deliver to any Grantor, at such Grantor’s expense, all documents that such Grantor shall reasonably request to evidence such termination or release. Any execution and delivery of documents pursuant to this Section 4.12 shall be without recourse to or warranty by the Administrative Agent.

SECTION 12.13. Additional Subsidiaries. Pursuant to the Credit Agreement, certain Subsidiaries not a party hereto on the Effective Date may or may be required to become Grantors after the Effective Date. Upon the execution and delivery by the Administrative Agent and any such Subsidiary of a Supplement, any such Subsidiary shall become a Subsidiary Loan Party and a Grantor hereunder, with the same force and effect as if originally named as such herein. The execution and delivery of any Supplement shall not require the consent of any other Loan Party. The rights and obligations of each Loan Party hereunder shall remain in full force and effect notwithstanding the addition of any new Subsidiary as a party to this Agreement.

SECTION 12.14. Administrative Agent Appointed Attorney-in-Fact. Each Grantor hereby appoints the Administrative Agent the attorney-in-fact of such Grantor for the purpose of carrying out the provisions of this Agreement and taking any action and executing any instrument that the Administrative Agent may deem necessary for the purpose of carrying out the provisions of this Agreement and taking any action and executing any instrument that the Administrative Agent may deem necessary or advisable to accomplish the purposes hereof, which appointment is irrevocable and coupled with an interest. Without limiting the generality of the foregoing, the Administrative Agent shall have the right, upon the occurrence and during the continuance of an Event of Default, with full power of substitution either in the Administrative Agent’s name or in the name of such Grantor (a) to receive, endorse,

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assign and/or deliver any and all notes, acceptances, checks, drafts, money orders or other evidences of payment relating to the Collateral or any part thereof; (b) to demand, collect, receive payment of, give receipt for and give discharges and releases of all or any of the Collateral; (c) to commence and prosecute any and all suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect or otherwise realize on all or any of the Collateral or to enforce any rights in respect of any Collateral; (d) to settle, compromise, compound, adjust or defend any actions, suits or proceedings relating to all or any of the Collateral; and (e) to use, sell, assign, transfer, pledge, make any agreement with respect to or otherwise deal with all or any of the Collateral, and to do all other acts and things necessary to carry out the purposes of this Agreement, as fully and completely as though the Administrative Agent were the absolute owner of the Collateral for all purposes, provided that nothing herein contained shall be construed as requiring or obligating the Administrative Agent to make any commitment or to make any inquiry as to the nature or sufficiency of any payment received by the Administrative Agent, or to present or file any claim or notice, or to take any action with respect to the Collateral or any part thereof or the moneys due or to become due in respect thereof or any property covered thereby. The Administrative Agent and the other Secured Parties shall be accountable only for amounts actually received as a result of the exercise of the powers granted to them herein, and neither they nor their officers, directors, employees or agents shall be responsible to any Grantor for any act or failure to act hereunder, except for their own gross negligence or wilful misconduct.

SECTION 12.15. Limitation on Administrative Agent’s Responsibilities with Respect to Existing Notes Holders and other Exculpatory Provisions. (a) The obligations of the Administrative Agent to the Existing Notes Holders and the Existing Notes Trustee hereunder shall be limited solely to (i) holding the Collateral for the ratable benefit of the Existing Notes Holders and the Existing Notes Trustee for so long as (A) any Existing Notes Obligations remain outstanding and (B) any Existing Notes Obligations are secured by the Collateral, (ii) subject to the instructions of the Required Lenders, enforcing the rights of the Existing Notes Holders in their capacities as Secured Parties in respect of Collateral and (iii) distributing any proceeds received by the Administrative Agent from the sale, collection or realization of the Collateral to the Existing Notes Holders and the Existing Notes Trustee in respect of the Existing Notes Obligations in accordance with the terms of this Agreement. Neither the Existing Notes Holders nor the Existing Notes Trustee shall be entitled to exercise (or direct the Administrative Agent to exercise) any rights or remedies hereunder with respect to the Existing Notes Obligations, including without limitation the right to receive any payments, enforce the security interest granted hereunder, request any action, institute proceedings, give any instructions, make any election, make collections, sell or otherwise foreclose on any portion of the Collateral or to execute any amendment, supplement, or acknowledgment hereof. This Agreement shall not create any liability of the Administrative Agent or the Credit Agreement Secured Parties to the Existing Notes Holders or to the Existing Notes Trustee by reason of actions taken with respect to the creation, perfection or continuation of the security interest on the Collateral, actions with respect to the occurrence of an Event of Default, actions with respect to the foreclosure upon, sale, release, or depreciation of, or failure to realize upon, any of the Collateral or action with respect to the collection of any claim for all or any part of the Existing Notes

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Obligations from any guarantor or any other party or the valuation, use or protection of the Collateral. By acceptance of the benefits under this Agreement [and the other Security Documents]19, the Existing Notes Holders and the Existing Notes Trustee will be deemed to have acknowledged and agreed that the provisions of the preceding sentence are intended to induce the Lenders to permit such Persons to be Secured Parties under this Agreement [and certain of the other Security Documents] and are being relied upon by the Lenders as consideration therefor.

(b) The Administrative Agent shall not be required to ascertain or inquire as to the performance by the Company of the Existing Notes Obligations.

(c) The Administrative Agent may execute any of the powers granted under this Agreement and perform any duty hereunder either directly or by or through agents or attorneys-in-fact, and shall not be responsible for the gross negligence or wilful misconduct of any agents or attorneys-in-fact selected by it with reasonable care and without gross negligence or wilful misconduct.

(d) The Administrative Agent shall not be deemed to have actual, constructive, direct or indirect notice or knowledge of the occurrence of any Event of Default unless and until the Administrative Agent shall have received a notice of Event of Default or a notice from any Grantor, the Existing Notes Trustee or the Secured Parties to the Administrative Agent in its capacity as Administrative Agent indicating that an Event of Default has occurred. The Administrative Agent shall have no obligation either prior to or after receiving such notice to inquire whether an Event of Default has, in fact, occurred and shall be entitled to rely conclusively, and shall be fully protected in so relying, on any notice so furnished to it.

(e) Notwithstanding anything to the contrary herein, nothing in this Agreement shall or shall be construed to (i) result in the security interests granted hereunder securing the Existing Notes Obligations less than equally or ratably with the Credit Agreement Obligations pursuant to Section 3.06(a) of the Existing Notes Indenture to the extent required or (ii) modify or affect the rights of the Existing Notes Holders to receive the pro rata share specified in Section 3.02(a) of any proceeds of any collection or sale of Collateral.

(f) The parties hereto agree that the Existing Notes Obligations and the Credit Agreement Obligations are, and will be, equally and ratably secured with each other by the Liens on the Collateral, and that it is their intention to give full effect to the equal and ratable provision of Section 3.06(a) of the Existing Notes Indenture, as in effect on the date hereof.

SECTION 12.16. Parallel Debt. (a) Notwithstanding any other provision of this Agreement, each of the Company and each other Guarantor (each, a “Principal Party”) hereby irrevocably and unconditionally undertakes (such undertaking and the

[19]	Bracketed language to be removed if no foreign entities are “Principal Property” owners under the Existing Notes Indenture.

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obligations and liabilities that are a result thereof being referred to as the “Parallel Debt” of such Principal Party) to pay to the Administrative Agent (in its personal capacity and not in its capacity as agent) an amount equal to the aggregate amount payable by such Principal Party in respect of each and every payment obligation owed to each and every Secured Party under the Loan Documents and, to the extent included in the Obligations, under any Hedging Agreement or arising out of or in connection with Cash Management Services or Performance Support Instruments provided by any Secured Party (the “Principal Obligations”) in accordance with the terms and conditions of such Principal Obligations. The Parallel Debt of any Principal Party shall become due and payable as and when any Principal Obligation of such Principal Party becomes due and payable.

(b) The Administrative Agent and each Principal Party agree and acknowledge that:

(i) the Parallel Debt of each Principal Party constitutes an undertaking, obligation and liability of such Principal Party to the Administrative Agent (in its personal capacity and not in its capacity as agent) that is separate and independent from, and without prejudice to, any Principal Obligation and represents the Administrative Agent’s own claim as a creditor in its own right to receive payment of such Parallel Debt from such Principal Party (and for the avoidance of doubt, for purposes of Netherlands law, the Parallel Debt of each Principal Party constitutes independent claims (zelfstandige vorderingen) of the Administrative Agent vis-à-vis each Principal Party); and

(ii) the security interest created under the Loan Documents to secure the Parallel Debt is granted to the Administrative Agent in its capacity as sole creditor of the Parallel Debt and, for purposes of Netherlands law, each Principal Party and the Administrative Agent acknowledge that the Administrative Agent acts in its own name and not as representative (vertegenwoordiger) of the Secured Parties or any of them.

(c) The Administrative Agent and each Principal Party agree and acknowledge that:

(i) the Parallel Debt of each Principal Party shall be decreased if and to the extent that the Principal Obligations of such Principal Party have been paid or, in the case of guarantee obligations, discharged;

(ii) the Principal Obligations of each Principal Party shall be decreased if and to the extent that the Parallel Debt of such Principal Party has been paid or, in the case of guarantee obligations, discharged; and

(iii) the amount payable under the Parallel Debt of each Principal Party shall at no time exceed the amount payable under the Principal Obligations of such Principal Party.

(d) Any amount received or recovered by the Administrative Agent in respect of any Parallel Debt (including as a result of any enforcement proceedings) shall be applied in accordance with the terms of this Agreement and the other Security Documents.

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(e) The Administrative Agent accepts the provisions of this clause 4.16 (Parallel Debt) on behalf of the Secured Parties.

(f) The rights of the Secured Parties (other than the Administrative Agent) to receive payment of amounts payable by each Principal Party under the Principal Obligations are several and are separate and independent from, and without prejudice to, the rights of the Administrative Agent to receive payment under this Section 4.16 and each Principal Party’s obligations under this Section 4.16 toward the Administrative Agent constitutes a single and separate obligation from any other debt or obligation of each Principal Party under the Principal Obligations.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

NCR CORPORATION,

by

Name:
Title:

[OTHER SUBSIDIARY LOAN PARTIES],

by

Name:
Title:

JPMORGAN CHASE BANK, N.A., as Administrative Agent,

by

Name:
Title:

25

Schedule I to the

Pledge Agreement

SUBSIDIARY LOAN PARTIES

Schedule II to the

Pledge Agreement

EQUITY INTERESTS

Issuer	Number of Certificate	Registered Owner	Number and Class of Equity Interest	Percentage of Equity Interests

Exhibit I to the

Pledge Agreement

SUPPLEMENT NO.             dated as of [    ] (this “Supplement”), to the Pledge Agreement dated as of [            ], 20[    ] (the “Pledge Agreement”), among NCR CORPORATION, a Maryland corporation (the “Company”), each subsidiary of the Company listed on Schedule I thereto (each such subsidiary individually a “Subsidiary Grantor” and, collectively, the “Subsidiary Grantors”; the Subsidiary Grantors and the Company are referred to collectively herein as the “Grantors”) and JPMORGAN CHASE BANK, N.A., a national banking association (“JPMCB”), as Administrative Agent (in such capacity, the “Administrative Agent”).

A. Reference is made to the Credit Agreement dated as of August 22, 2011, as amended and restated as of July 25, 2013, as further amended and restated as of March 31, 2016 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among NCR CORPORATION, a Maryland Corporation (the “Company”), the Foreign Borrowers from time to time party thereto, the lenders from time to time party thereto and JPMCB, as Administrative Agent.

B. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement, the Collateral Agreement and the Pledge Agreement, as applicable.

C. The Grantors have entered into the Pledge Agreement in order to induce the Lenders to make Loans and the Issuing Bank to issue Letters of Credit. Section 4.13 of the Pledge Agreement provides that additional Subsidiaries of the Company may become Subsidiary Loan Parties under the Pledge Agreement by execution and delivery of an instrument in the form of this Supplement. The undersigned (the “New Subsidiary”) is executing this Supplement in accordance with the requirements of the Credit Agreement to become a Subsidiary Loan Party under the Pledge Agreement in order to induce the Lenders to make additional Loans and the Issuing Bank to issue additional Letters of Credit and as consideration for Loans previously made and Letters of Credit previously issued.

Accordingly, the Administrative Agent and the New Subsidiary agree as follows:

SECTION 1. In accordance with Section 4.13 of the Pledge Agreement, the New Subsidiary by its signature below becomes a Subsidiary Loan Party and Grantor under the Pledge Agreement with the same force and effect as if originally named therein as a Subsidiary Loan Party and Grantor and the New Subsidiary hereby (a) agrees to all the terms and provisions of the Pledge Agreement applicable to it as a Subsidiary Loan Party and Grantor thereunder and (b) represents and warrants that the representations and warranties made by it as a Grantor thereunder are true and correct on and as of the date hereof. In furtherance of the foregoing, the New Subsidiary, as security for the payment and performance in full of the Obligations (as defined in the Pledge Agreement), does hereby create and grant to the Administrative Agent, its successors and assigns, for the benefit of the Secured Parties a security interest in all right, title and interest in and to the Collateral (as defined in the Pledge Agreement) now owned or hereafter acquired by the New Subsidiary. Each reference to a “Grantor” in the Pledge Agreement shall be deemed to include the New Subsidiary. The Pledge Agreement is hereby incorporated herein by reference.

SECTION 2. The New Subsidiary represents and warrants to the Administrative Agent and the other Secured Parties that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.

SECTION 3. This Supplement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Supplement shall become effective when the Administrative Agent shall have received a counterpart of this Supplement that bears the signature of the New Subsidiary and the Administrative Agent has executed a counterpart hereof. Delivery of an executed signature page to this Supplement by facsimile or other electronic imaging shall be effective as delivery of a manually signed counterpart of this Supplement.

SECTION 4. The New Subsidiary hereby represents and warrants that (a) set forth on Schedule I attached hereto is a schedule with the true and correct legal name of the New Subsidiary, its jurisdiction of formation and the location of its chief executive office and (b) set forth on Schedule II attached hereto is a true and correct schedule of all the Pledged Equity Interests of the New Subsidiary.

SECTION 5. Except as expressly supplemented hereby, the Pledge Agreement shall remain in full force and effect.

SECTION 6. THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 7. In case any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and in the Pledge Agreement shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 8. All communications and notices hereunder shall be in writing and given as provided in Section 4.01 of the Pledge Agreement.

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IN WITNESS WHEREOF, the New Subsidiary and the Administrative Agent have duly executed this Supplement to the Pledge Agreement as of the day and year first above written.

[NAME OF NEW SUBSIDIARY],

by

Name:
Title:

JPMORGAN CHASE BANK, N.A., as Administrative Agent

by

Name:
Title:

3

Schedule I

to Supplement No.      to the

Pledge Agreement

NEW SUBSIDIARY INFORMATION

Name	Jurisdiction of Formation	Chief Executive Office

PLEDGED SECURITIES

Equity Interests

Issuer	Number of Certificate	Registered Owner	Number and Class of Equity Interests	Percentage of Equity Interests